UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4118

Fidelity Securities Fund
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2008

Item 1. Reports to Stockholders

Fidelity®
Blue Chip Growth
Fund -

Blue Chip Growth
Class K

Annual Report

July 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Domestic and international securities markets have struggled thus far in 2008. High-grade fixed-income investments produced modestly positive results, but many stock benchmarks suffered double-digit losses through the first half of this year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2008	Past 1 year	Past 5 years	Past 10 years
Blue Chip Growth	-6.30%	5.00%	1.23%
Class K A	-6.27%	5.00%	1.23%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Blue Chip Growth, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Blue Chip Growth, a class of the fund, on July 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jennifer Uhrig, Portfolio Manager of Fidelity® Blue Chip Growth Fund

Grim news about the U.S. economy forced most domestic equity benchmarks into negative territory for the 12 months ending July 31, 2008. Oil prices north of $140 per barrel, gasoline prices in excess of $4 per gallon and soaring food costs drove inflation and consumer prices higher. In response, consumer discretionary spending trended lower as Main Street tightened its purse strings. Wall Street, meanwhile, struggled under the weight of massive write-downs in the financials sector, an ongoing credit crisis and bleak housing data. In an effort to staunch the bleeding, the Federal Reserve Board cut interest rates on seven occasions during the past year. Nevertheless, investors fled the equity markets, and both the Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index fell to a threshold that many believe marks the official start of a "bear market." For the 12 months overall, the Dow slid 11.71%, the S&P 500® dropped 11.09% and the technology-heavy NASDAQ Composite® Index dipped 7.98%.

Blue Chip Growth performed right in line with its benchmark, its Retail Class shares posting a decline of 6.30% for the past 12 months, compared with a 6.29% drop for the Russell 1000® Growth Index. (For specific performance results of the fund's new Class K shares, please refer to the performance section of this shareholder report.) The fund benefited versus the index from favorable security selection in a variety of sectors - from the strong-performing energy and materials sectors as well as from the lagging consumer discretionary and financials groups - while a currency tail wind also helped. Among the best relative contributions came from Research In Motion, the Canada-based maker of the popular BlackBerry device; Monsanto, the producer of genetically engineered seeds; and holding no stake in index-component aircraft manufacturer Boeing. However, unfavorable sector selection in a few areas offset much of that relative gain, with the fund's overweightings in financials, consumer discretionary and information technology holding back the return. Some unfortunate stock picks in the tech sector also detracted, including software giant Microsoft and networking equipment leader Cisco Systems. Hard-hit financial stocks such as insurance conglomerate American International Group also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 to July 31, 2008) for Blue Chip Growth and for the entire period (May 9, 2008 to July 31, 2008) for Class K. The hypothetical expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 to July 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value	Ending Account Value July 31, 2008	Expenses Paid During Period
Blue Chip Growth
Actual	$ 1,000.00	$ 974.10	$ 2.90 B
HypotheticalA	$ 1,000.00	$ 1,021.93	$ 2.97 C
Class K
Actual	$ 1,000.00	$ 934.50	$ .91 B
HypotheticalA	$ 1,000.00	$ 1,022.82	$ 2.06 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period) for Blue Chip Growth and multiplied by 84/366 (to reflect the period May 9, 2008 to July 31, 2008) for Class K.

C Hypothetical expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Blue Chip Growth	.59%
Class K	.41%

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	3.7	4.8
Cisco Systems, Inc.	3.4	3.7
International Business Machines Corp.	3.3	2.7
Schlumberger Ltd. (NY Shares)	2.6	1.8
The Coca-Cola Co.	2.5	2.7
Exxon Mobil Corp.	2.5	2.9
Wal-Mart Stores, Inc.	2.4	1.6
QUALCOMM, Inc.	2.0	0.0
Oracle Corp.	1.9	1.7
Medtronic, Inc.	1.8	1.3
	26.1
Top Five Market Sectors as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	27.4	30.7
Consumer Discretionary	14.5	15.3
Consumer Staples	13.5	12.3
Health Care	13.3	14.6
Energy	12.0	9.3
Asset Allocation (% of fund's net assets)
As of July 31, 2008 *		As of January 31, 2008 **
	Stocks 97.3%		Stocks 99.9%
	Short-Term Investments and Net Other Assets 2.7%		Short-Term Investments and Net Other Assets 0.1%
* Foreign investments	15.2%	** Foreign investments	15.4%

Annual Report

Investments July 31, 2008

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 14.5%
Auto Components - 0.7%
ArvinMeritor, Inc.	682,612	$ 9,427
BorgWarner, Inc. (d)	312,600	12,604
Gentex Corp.	1,281,400	19,810
Lear Corp. (a)	275,800	3,974
Magna International, Inc. Class A	608,200	35,844
Superior Industries International, Inc. (d)	714,000	12,059
		93,718
Hotels, Restaurants & Leisure - 2.8%
Chipotle Mexican Grill, Inc.:
Class A (a)(d)	103,800	7,110
Class B (a)	406,900	26,050
DineEquity, Inc. (d)(e)	928,011	21,437
McDonald's Corp.	2,935,400	175,508
Yum! Brands, Inc.	3,926,900	140,662
		370,767
Household Durables - 2.2%
Centex Corp.	2,249,200	33,018
D.R. Horton, Inc.	3,261,200	36,265
Furniture Brands International, Inc. (d)(e)	4,633,579	55,001
Harman International Industries, Inc.	1,109,500	45,678
KB Home	1,026,300	18,053
La-Z-Boy, Inc. (d)(e)	4,874,100	35,971
Lennar Corp. Class A (d)	1,072,500	12,977
Ryland Group, Inc.	1,153,400	23,749
Toll Brothers, Inc. (a)	1,838,900	36,944
		297,656
Internet & Catalog Retail - 1.2%
Amazon.com, Inc. (a)(d)	2,090,500	159,589
Leisure Equipment & Products - 0.1%
Brunswick Corp.	493,600	6,367
Media - 2.3%
E.W. Scripps Co. Class A (d)	706,100	4,886
Interpublic Group of Companies, Inc. (a)(d)	8,316,900	73,106
Lamar Advertising Co. Class A (a)(d)	362,300	13,760
Scripps Networks Interactive, Inc. Class A (a)	1,624,201	65,845
The DIRECTV Group, Inc. (a)	2,929,300	79,150
The Walt Disney Co.	2,201,000	66,800
		303,547
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - 0.6%
Kohl's Corp. (a)	1,975,500	$ 82,793
Specialty Retail - 1.9%
Bed Bath & Beyond, Inc. (a)	1,252,300	34,852
Best Buy Co., Inc. (d)	1,610,300	63,961
Guess?, Inc.	624,900	19,791
J. Crew Group, Inc. (a)(d)	942,129	27,096
Lowe's Companies, Inc.	2,949,800	59,940
Tiffany & Co., Inc. (d)	1,145,000	43,270
Williams-Sonoma, Inc.	635,000	11,074
		259,984
Textiles, Apparel & Luxury Goods - 2.7%
Coach, Inc. (a)	1,129,700	28,819
NIKE, Inc. Class B (d)	1,967,300	115,441
Phillips-Van Heusen Corp.	1,903,800	67,395
Polo Ralph Lauren Corp. Class A	1,555,400	92,033
Under Armour, Inc. Class A (sub. vtg.) (a)(d)	139,300	4,061
VF Corp.	680,500	48,710
		356,459
TOTAL CONSUMER DISCRETIONARY		1,930,880
CONSUMER STAPLES - 13.5%
Beverages - 4.0%
PepsiCo, Inc.	3,007,762	200,197
The Coca-Cola Co.	6,553,800	337,521
		537,718
Food & Staples Retailing - 4.5%
Kroger Co.	3,696,600	104,540
Safeway, Inc.	2,306,900	61,640
Sysco Corp.	3,948,400	111,977
Wal-Mart Stores, Inc.	5,510,455	323,023
		601,180
Food Products - 1.0%
General Mills, Inc.	758,900	48,866
Kellogg Co.	803,300	42,623
Nestle SA sponsored ADR	897,550	39,313
		130,802
Household Products - 2.6%
Church & Dwight Co., Inc.	750,800	41,196
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Household Products - continued
Procter & Gamble Co.	3,366,630	$ 220,447
Reckitt Benckiser Group PLC	1,473,200	80,321
		341,964
Personal Products - 1.4%
Avon Products, Inc.	2,588,000	109,731
Estee Lauder Companies, Inc. Class A	1,787,400	78,824
		188,555
TOTAL CONSUMER STAPLES		1,800,219
ENERGY - 12.0%
Energy Equipment & Services - 6.9%
BJ Services Co.	2,330,000	68,502
Compagnie Generale de Geophysique SA (a)	780,500	30,507
Fugro NV (Certificaten Van Aandelen) unit	622,636	44,175
Halliburton Co.	2,159,500	96,789
Nabors Industries Ltd. (a)	1,200,400	43,767
National Oilwell Varco, Inc. (a)	1,559,800	122,647
Oceaneering International, Inc. (a)	1,038,385	62,968
Patterson-UTI Energy, Inc.	1,900,800	54,021
Schlumberger Ltd. (NY Shares)	3,420,800	347,553
Weatherford International Ltd. (a)	1,342,600	50,656
		921,585
Oil, Gas & Consumable Fuels - 5.1%
Chesapeake Energy Corp.	1,357,500	68,079
Enterprise Products Partners LP	862,900	25,671
Exxon Mobil Corp.	4,098,100	329,610
Hess Corp.	687,000	69,662
Peabody Energy Corp.	822,700	55,656
Reliance Industries Ltd.	290,000	15,069
Sasol Ltd. sponsored ADR	953,100	50,457
Southwestern Energy Co. (a)	1,696,000	61,582
		675,786
TOTAL ENERGY		1,597,371
FINANCIALS - 5.9%
Capital Markets - 2.5%
Charles Schwab Corp.	3,977,200	91,038
Janus Capital Group, Inc.	3,268,700	99,172
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Capital Markets - continued
Merrill Lynch & Co., Inc. (d)	530,900	$ 14,148
T. Rowe Price Group, Inc.	2,109,481	126,252
		330,610
Commercial Banks - 0.8%
Associated Banc-Corp.	509,200	8,499
ICICI Bank Ltd. sponsored ADR	346,300	10,254
Old National Bancorp, Indiana (d)	381,300	5,788
U.S. Bancorp, Delaware	2,208,300	67,596
Westamerica Bancorp. (d)	257,000	13,364
		105,501
Consumer Finance - 0.4%
Capital One Financial Corp. (d)	1,351,300	56,565
Diversified Financial Services - 0.3%
CME Group, Inc. (d)	107,163	38,593
Insurance - 0.9%
AFLAC, Inc.	215,700	11,995
American International Group, Inc.	1,494,055	38,920
Fidelity National Financial, Inc. Class A	963,600	12,874
Principal Financial Group, Inc.	654,600	27,827
The First American Corp.	990,750	24,967
		116,583
Thrifts & Mortgage Finance - 1.0%
Astoria Financial Corp.	496,100	11,098
Fannie Mae	3,188,400	36,667
Freddie Mac (d)	5,060,300	41,343
Hudson City Bancorp, Inc.	762,500	13,923
New York Community Bancorp, Inc.	766,500	12,739
NewAlliance Bancshares, Inc. (d)	1,086,900	14,108
People's United Financial, Inc.	780,400	13,251
		143,129
TOTAL FINANCIALS		790,981
HEALTH CARE - 13.3%
Biotechnology - 3.7%
Acorda Therapeutics, Inc. (a)	604,900	19,847
Celgene Corp. (a)	1,468,000	110,819
CSL Ltd.	1,245,968	40,595
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Genentech, Inc. (a)	2,336,500	$ 222,552
Gilead Sciences, Inc. (a)	1,829,100	98,735
		492,548
Health Care Equipment & Supplies - 5.2%
Alcon, Inc.	559,600	96,492
Baxter International, Inc.	1,789,800	122,798
Becton, Dickinson & Co.	1,322,770	112,316
Covidien Ltd.	1,319,200	64,957
Medtronic, Inc.	4,513,800	238,464
Sonova Holding AG	751,819	54,650
		689,677
Health Care Providers & Services - 0.8%
Express Scripts, Inc. (a)	665,800	46,966
Medco Health Solutions, Inc. (a)	1,095,700	54,325
		101,291
Life Sciences Tools & Services - 0.7%
Charles River Laboratories International, Inc. (a)	437,000	29,043
Covance, Inc. (a)	352,300	32,341
Lonza Group AG	92,093	13,350
Pharmaceutical Product Development, Inc.	670,100	25,558
		100,292
Pharmaceuticals - 2.9%
Abbott Laboratories	974,600	54,909
Johnson & Johnson	1,411,600	96,652
Merck & Co., Inc.	1,191,600	39,204
Novo Nordisk AS Series B	1,022,200	64,813
Pronova BioPharma ASA	8,661,803	29,948
Schering-Plough Corp.	3,315,600	69,893
Wyeth	838,500	33,976
		389,395
TOTAL HEALTH CARE		1,773,203
INDUSTRIALS - 7.0%
Aerospace & Defense - 2.4%
Honeywell International, Inc.	1,241,400	63,113
Lockheed Martin Corp.	1,389,600	144,977
Raytheon Co.	1,929,100	109,824
		317,914
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Building Products - 0.7%
Masco Corp.	2,778,300	$ 45,814
Owens Corning (a)	1,918,000	49,887
		95,701
Commercial Services & Supplies - 0.3%
Manpower, Inc. (d)	622,700	29,890
Monster Worldwide, Inc. (a)	351,800	6,241
		36,131
Construction & Engineering - 0.5%
Chicago Bridge & Iron Co. NV (NY Shares)	959,400	31,440
KBR, Inc.	647,200	18,445
Shaw Group, Inc. (a)	331,300	19,149
		69,034
Electrical Equipment - 1.2%
Alstom SA	642,000	71,862
AMETEK, Inc.	474,800	22,724
Cooper Industries Ltd. Class A	1,025,400	43,241
Renewable Energy Corp. AS (a)	887,100	25,690
Vestas Wind Systems AS (a)	100	13
		163,530
Industrial Conglomerates - 0.7%
Siemens AG sponsored ADR	721,600	87,588
Machinery - 0.6%
Danaher Corp.	1,033,500	82,318
Road & Rail - 0.6%
Norfolk Southern Corp.	1,127,100	81,061
TOTAL INDUSTRIALS		933,277
INFORMATION TECHNOLOGY - 27.4%
Communications Equipment - 8.2%
Cisco Systems, Inc. (a)	20,905,500	459,712
Corning, Inc.	3,081,200	61,655
Juniper Networks, Inc. (a)	3,530,600	91,902
Nokia Corp. sponsored ADR	2,605,300	71,177
QUALCOMM, Inc.	4,781,300	264,597
Research In Motion Ltd. (a)	1,243,400	152,714
		1,101,757
Computers & Peripherals - 4.4%
Apple, Inc. (a)	846,900	134,615
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
International Business Machines Corp.	3,382,100	$ 432,841
SanDisk Corp. (a)	990,700	13,969
		581,425
Electronic Equipment & Instruments - 0.5%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	5,896,680	28,496
Tyco Electronics Ltd.	1,281,425	42,466
		70,962
Internet Software & Services - 0.9%
Google, Inc. Class A (sub. vtg.) (a)	126,000	59,693
Yahoo!, Inc. (a)	3,138,100	62,417
		122,110
IT Services - 3.2%
Accenture Ltd. Class A	3,242,400	135,403
Infosys Technologies Ltd. sponsored ADR	514,100	20,250
Satyam Computer Services Ltd. sponsored ADR (d)	1,416,600	30,230
The Western Union Co.	6,211,200	171,678
Visa, Inc.	936,400	68,413
		425,974
Semiconductors & Semiconductor Equipment - 3.5%
Applied Materials, Inc.	10,688,800	185,130
Lam Research Corp. (a)	1,680,300	55,265
Micron Technology, Inc. (a)	6,692,800	32,326
Samsung Electronics Co. Ltd.	93,855	51,916
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	13,192,759	125,331
Teradyne, Inc. (a)	1,298,125	12,163
		462,131
Software - 6.7%
Activision Blizzard, Inc. (a)	420,100	15,115
Adobe Systems, Inc. (a)	1,445,418	59,768
CA, Inc.	577,200	13,772
Citrix Systems, Inc. (a)	1,156,700	30,814
Microsoft Corp.	18,943,300	487,218
Oracle Corp. (a)	11,607,400	249,907
Ubisoft Entertainment SA (a)	165,600	16,298
VMware, Inc. Class A	587,500	21,062
		893,954
TOTAL INFORMATION TECHNOLOGY		3,658,313
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - 3.1%
Chemicals - 2.1%
Monsanto Co.	1,650,700	$ 196,615
Praxair, Inc.	923,900	86,597
		283,212
Containers & Packaging - 0.2%
Temple-Inland, Inc. (d)	1,786,600	29,032
Metals & Mining - 0.5%
ArcelorMittal SA (NY Shares) Class A	804,700	70,347
Paper & Forest Products - 0.3%
Louisiana-Pacific Corp. (d)	4,184,000	35,397
TOTAL MATERIALS		417,988
UTILITIES - 0.6%
Electric Utilities - 0.4%
Allegheny Energy, Inc.	261,600	12,661
E.ON AG sponsored ADR	550,000	34,722
PPL Corp.	307,100	14,421
		61,804
Independent Power Producers & Energy Traders - 0.2%
AES Corp. (a)	1,521,400	24,555
TOTAL UTILITIES		86,359
TOTAL COMMON STOCKS (Cost $11,775,417)		12,988,591
Money Market Funds - 4.6%

Fidelity Cash Central Fund, 2.35% (b)	356,014,702	356,015
Fidelity Securities Lending Cash Central Fund, 2.37% (b)(c)	256,267,458	256,267
TOTAL MONEY MARKET FUNDS (Cost $612,282)		612,282
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $12,387,699)		13,600,873
NET OTHER ASSETS - (1.9)%		(252,220)
NET ASSETS - 100%		$ 13,348,653
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 3,564
Fidelity Securities Lending Cash Central Fund	5,304
Total	$ 8,868
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
AMN Healthcare Services, Inc.	$ 69,129	$ -	$ 57,131	$ -	$ -
Cross Country Healthcare, Inc.	50,352	-	44,669	-	-
DineEquity, Inc.	-	35,430	-	232	21,437
Furniture Brands International, Inc.	19,283	26,249	610	925	55,001
IHOP Corp.	24,601	938	629	700	-
La-Z-Boy, Inc.	45,787	2,154	-	1,524	35,971
Nastech Pharmaceutical Co., Inc.	26,132	-	7,684	-	-
Total	$ 235,284	$ 64,771	$ 110,723	$ 3,381	$ 112,409
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.8%
Netherlands Antilles	2.6%
Bermuda	2.1%
Switzerland	1.5%
Canada	1.4%
Taiwan	1.1%
Others (individually less than 1%)	6.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2008

Assets
Investment in securities, at value (including securities loaned of $246,567) - See accompanying schedule: Unaffiliated issuers (cost $11,600,173)	$ 12,876,182
Fidelity Central Funds (cost $612,282)	612,282
Other affiliated issuers (cost $175,244)	112,409
Total Investments (cost $12,387,699)		$ 13,600,873
Cash		10
Receivable for fund shares sold		14,295
Dividends receivable		14,189
Distributions receivable from Fidelity Central Funds		931
Prepaid expenses		21
Other receivables		499
Total assets		13,630,818

Liabilities
Payable for investments purchased	$ 3
Payable for fund shares redeemed	18,794
Accrued management fee	3,444
Other affiliated payables	2,936
Other payables and accrued expenses	721
Collateral on securities loaned, at value	256,267
Total liabilities		282,165

Net Assets		$ 13,348,653
Net Assets consist of:
Paid in capital		$ 11,788,755
Undistributed net investment income		71,533
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		275,329
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,213,036
Net Assets		$ 13,348,653

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2008

Blue Chip Growth: Net Asset Value, offering price and redemption price per share ($13,348,560 ÷ 341,770 shares)	$ 39.06

Class K: Net Asset Value, offering price and redemption price per share ($92.987 ÷ 2.380 shares)	$ 39.07

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2008

Investment Income
Dividends (including $3,381 earned from other affiliated issuers)		$ 209,383
Interest		233
Income from Fidelity Central Funds		8,868
Total income		218,484

Expenses
Management fee Basic fee	$ 87,786
Performance adjustment	(36,458)
Transfer agent fees	36,617
Accounting and security lending fees	1,593
Custodian fees and expenses	318
Independent trustees' compensation	68
Registration fees	85
Audit	107
Legal	279
Interest	232
Miscellaneous	1,063
Total expenses before reductions	91,690
Expense reductions	(1,210)	90,480
Net investment income (loss)		128,004
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	814,276
Other affiliated issuers	(77,688)
Foreign currency transactions	(379)
Total net realized gain (loss)		736,209
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $155)	(1,621,656)
Assets and liabilities in foreign currencies	16
Total change in net unrealized appreciation (depreciation)		(1,621,640)
Net gain (loss)		(885,431)
Net increase (decrease) in net assets resulting from operations		$ (757,427)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2008	Year ended July 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 128,004	$ 145,297
Net realized gain (loss)	736,209	1,625,665
Change in net unrealized appreciation (depreciation)	(1,621,640)	1,230,855
Net increase (decrease) in net assets resulting from operations	(757,427)	3,001,817
Distributions to shareholders from net investment income	(124,380)	(110,618)
Distributions to shareholders from net realized gain	(1,882,106)	(430,992)
Total distributions	(2,006,486)	(541,610)
Share transactions - net increase (decrease)	(2,503,707)	(3,414,792)
Total increase (decrease) in net assets	(5,267,620)	(954,585)

Net Assets
Beginning of period	18,616,273	19,570,858
End of period (including undistributed net investment income of $71,533 and undistributed net investment income of $82,288, respectively)	$ 13,348,653	$ 18,616,273

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Blue Chip Growth

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 46.88	$ 41.54	$ 42.60	$ 38.72	$ 36.13
Income from Investment Operations
Net investment income (loss) B	.35	.32	.23	.42 E	.19
Net realized and unrealized gain (loss)	(2.89)	6.19	(1.06)	3.85	2.62
Total from investment operations	(2.54)	6.51	(.83)	4.27	2.81
Distributions from net investment income	(.33)	(.24)	(.23)	(.39)	(.22)
Distributions from net realized gain	(4.95)	(.93)	-	-	-
Total distributions	(5.28)	(1.17)	(.23)	(.39)	(.22)
Net asset value, end of period	$ 39.06	$ 46.88	$ 41.54	$ 42.60	$ 38.72
Total Return A	(6.30)%	16.02%	(1.97)%	11.08%	7.79%
Ratios to Average Net Assets C, F
Expenses before reductions	.58%	.60%	.63%	.66%	.68%
Expenses net of fee waivers, if any	.58%	.60%	.63%	.66%	.68%
Expenses net of all reductions	.57%	.59%	.61%	.64%	.67%
Net investment income (loss)	.81%	.72%	.54%	1.05%	.48%
Supplemental Data
Net assets, end of period (in millions)	$ 13,349	$ 18,616	$ 19,571	$ 22,881	$ 22,102
Portfolio turnover rate D	82%	87%	48%	29%	23%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.20 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .56%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Period ended July 31,

2008G

Selected Per-Share Data
Net asset value, beginning of period	$ 41.81
Income from Investment Operations
Net investment income (loss)D	.10
Net realized and unrealized gain (loss)	(2.84)
Total from investment operations	(2.74)
Net asset value, end of period	$ 39.07
Total ReturnB,C	(6.55)%
Ratios to Average Net AssetsE,H
Expenses before reductions	.41% A
Expenses net of fee waivers, if any	.41% A
Expenses net of all reductions	.41% A
Net investment income (loss)	1.09% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 93
Portfolio turnover rateF	82%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2008

1. Organization.

Fidelity Blue Chip Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. On January 17, 2008, the Board of Trustees approved the creation of an additional class of shares. The Fund commenced sale of Class K shares and the existing class was designated Blue Chip Growth on May 9, 2008. The Fund offers Blue Chip Growth and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. In order to disclose class level financial information dollar amounts presented in the notes are unrounded. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

As permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities owned by the Money Market Funds are valued at amortized cost which approximates market value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,048,011,423
Unrealized depreciation	(870,710,241)
Net unrealized appreciation (depreciation)	1,177,301,182
Undistributed ordinary income	57,295,277
Undistributed long-term capital gain	240,437,512

Cost for federal income tax purposes	$ 12,423,571,383

The tax character of distributions paid was as follows:

	July 31, 2008	July 31, 2007
Ordinary Income	$ 124,380,053	$ 110,618,117
Long-term Capital Gains	1,882,106,068	430,991,875
Total	$ 2,006,486,121	$ 541,609,992

New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Annual Report

4. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $12,918,824,580 and $17,497,427,037, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Blue Chip Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .33% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of Blue Chip Growth and asset-based fees of .05% of average net assets for Class K. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company (FSC), also an Affiliate of FMR, was the

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

transfer agent for Blue Chip Growth. Prior to January 1, 2008, Fidelity Service Company (FSC), also an affiliate of FMR, was the transfer agent for Blue Chip Growth. For the period, the transfer agent fees for Blue Chip Growth were equivalent to an annualized rate of .23% of average net assets.

For the period, the total transfer agent fees paid by each class were as follows:

Amount
Blue Chip Growth	$ 36,617,118
Blue Chip Growth Class K	12

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $183,503 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 40,124,489	4.43%	$ 231,866

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $39,476 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $5,303,995.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Blue Chip Growth's operating expenses. During the period, this reimbursement reduced the class' expenses by $12,755.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $371,223 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $7,881. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Blue Chip Growth	$ 818,182

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future

Annual Report

Notes to Financial Statements - continued

10. Other - continued

claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $1,190,588, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2008	2007
From net investment income
Blue Chip Growth	$ 124,380,053	$ 110,618,117
From net realized gain
Blue Chip Growth	$ 1,882,106,068	$ 430,991,875

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2008 A	2007	2008 A	2007
Blue Chip Growth
Shares sold	41,834,063	59,925,030	$ 1,768,681,051	$ 2,670,980,693
Reinvestment of distributions	45,780,294	12,779,077	1,982,162,208	535,074,118
Shares redeemed	(142,989,488)	(146,659,008)	(6,254,650,166)	(6,620,849,144)
Net increase (decrease)	(55,375,131)	(73,954,901)	$ (2,503,806,907)	$ (3,414,792,333)
Class K
Shares sold	2,392	-	$ 100,000	$ -
Net increase (decrease)	2,392	-	$ 100,000	$ -

A Share transactions for Class K are for the period May 9, 2008 to July 31, 2008.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Blue Chip Growth Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Blue Chip Growth Fund as of July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 22, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 218 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 377 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (63)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial
Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kenneth B. Robins (38)

Year of Election or Appointment: 2008

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of the fund. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds, President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of the fund. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the fund. Mr. Goebel also serves as Secretary and CLO of other Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of the fund. Mr. McGinty also serves as Assistant Secretary of Fidelity's other Equity and High Income Funds (2008-
present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) officer of the fund. Ms. Laurent also serves as AML officer of other Fidelity funds (2008-present) and is an employee of FMR LLC. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-
2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (49)

Year of Election or Appointment: 2008

Chief Financial Officer of the fund. Ms. Reynolds also serves as Chief Financial Officer of other Fidelity funds (2008-present). Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-
2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of Fidelity's Equity and High Income Funds (2004-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-
present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (40)

Year of Election or Appointment: 2008

Deputy Treasurer of the fund. Mr. Deberghes also serves as Deputy Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of
Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Blue Chip Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities*, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Retail Class	09/12/08	09/15/08	$0.168	$0.71
Retirement Class	09/12/08	09/15/08	$0.184	$0.71

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2008, $738,521,242, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.22% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Retail Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Retail Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	30,242,569,269.49	94.915
Withheld	1,620,182,942.38	5.085
TOTAL	31,862,752,211.87	100.000
Dennis J. Dirks
Affirmative	30,356,248,026.80	95.272
Withheld	1,506,504,185.07	4.728
TOTAL	31,862,752,211.87	100.000
Edward C. Johnson 3d
Affirmative	30,163,300,902.81	94.666
Withheld	1,699,451,309.06	5.334
TOTAL	31,862,752,211.87	100.000
Alan J. Lacy
Affirmative	30,334,439,999.59	95.203
Withheld	1,528,312,212.28	4.797
TOTAL	31,862,752,211.87	100.000
Ned C. Lautenbach
Affirmative	30,317,381,535.59	95.150
Withheld	1,545,370,676.28	4.850
TOTAL	31,862,752,211.87	100.000
Joseph Mauriello
Affirmative	30,340,553,696.88	95.223
Withheld	1,522,198,514.99	4.777
TOTAL	31,862,752,211.87	100.000
Cornelia M. Small
Affirmative	30,337,552,071.15	95.213
Withheld	1,525,200,140.72	4.787
TOTAL	31,862,752,211.87	100.000
William S. Stavropoulos
Affirmative	30,240,356,579.51	94.908
Withheld	1,622,395,632.36	5.092
TOTAL	31,862,752,211.87	100.000
	# of Votes	% of Votes
David M. Thomas
Affirmative	30,352,029,125.67	95.259
Withheld	1,510,723,086.20	4.741
TOTAL	31,862,752,211.87	100.000
Michael E. Wiley
Affirmative	30,333,540,290.12	95.201
Withheld	1,529,211,921.75	4.799
TOTAL	31,862,752,211.87	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
Affirmative	23,747,670,372.95	74.531
Against	5,357,217,831.03	16.814
Abstain	1,587,233,084.08	4.981
Broker Non-Votes	1,170,630,923.81	3.674
TOTAL	31,862,752,211.87	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Growth Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-
advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. (The fund did not offer Class K as of December 31, 2007.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Blue Chip Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the third quartile for the one- and three-year periods and the fourth quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return compared favorably to its benchmark. The Board discussed with FMR actions that may be taken by FMR to improve the fund's disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Blue Chip Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Furthermore, the Board considered that shareholders approved a prospective change in the index used to calculate the fund's performance adjustment beginning June 1, 2006. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to June 1, 2006 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustment for 2006 and 2007 shown in the chart above reflects the effect of using the blended index return to calculate the fund's performance adjustment.

In connection with the renewal of the fund's management contract, the Board also approved non-material amendments to the fund's management contract to clarify certain provisions regarding the calculation of the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

BCF-UANN-0908
1.789244.105

Fidelity®
Blue Chip Value
Fund

Annual Report

July 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past 6 months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Domestic and international securities markets have struggled thus far in 2008. High-grade fixed-income investments produced modestly positive results, but many stock benchmarks suffered double-digit losses through the first half of this year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2008	Past 1 year	Past 5 years	Life of fund A
Fidelity® Blue Chip Value Fund	-16.86%	7.72%	6.95%

A From June 17, 2003.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Value Fund on June 17, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Charles Hebard, Portfolio Manager of Fidelity® Blue Chip Value Fund

Grim news about the U.S. economy forced most domestic equity benchmarks into negative territory for the 12 months ending July 31, 2008. Oil prices north of $140 per barrel, gasoline prices in excess of $4 per gallon and soaring food costs drove inflation and consumer prices higher. In response, consumer discretionary spending trended lower as Main Street tightened its purse strings. Wall Street, meanwhile, struggled under the weight of massive write-downs in the financials sector, an ongoing credit crisis and bleak housing data. In an effort to staunch the bleeding, the Federal Reserve Board cut interest rates on seven occasions during the past year. Nevertheless, investors fled the equity markets, and both the Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index fell to a threshold that many believe marks the official start of a "bear market." For the 12 months overall, the Dow slid 11.71%, the S&P 500® dropped 11.09% and the technology-heavy NASDAQ Composite® Index dipped 7.98%.

For the year ending July 31, 2008, the fund returned -16.86%, trailing the -15.15% return of the Russell 1000® Value Index. Financial stocks made up the period's worst-performing sector in both the benchmark and the fund. In particular, my stock selection in the insurance and banking industries dragged on results, largely because I underestimated the severity of the housing crisis. Our positions in insurer American International Group (AIG), investment bank Lehman Brothers, mortgage lender Fannie Mae and financial services giant Citigroup all suffered from the same malady: mortgages that they held - particularly subprime mortgages - declined in value, forcing these companies to raise more capital, which they did in part by issuing new stock. Those additional shares diluted the value of existing shares, depressing their prices. Our position in AMBAC Financial Group, one of the country's largest bond insurers, plummeted as losses from subprime-mortgage-backed bonds cost the firm its AAA credit rating. By period end, the fund no longer held Lehman Brothers, Citigroup or AMBAC. On the positive side, I avoided Merrill Lynch for most of the period as its stock got crushed along with many other financial services firms, including those mentioned above. Late in the period, however, I bought shares of Merrill and the stock rallied. ConocoPhillips, a large, integrated oil company, benefited from rising oil prices. Similarly, rising coal prices boosted our stake in coal producer CONSOL Energy, which was not in the Russell index, and I sold the position after it reached my price target.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 to July 31, 2008).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Beginning Account Value February 1, 2008	Ending Account Value July 31, 2008	Expenses Paid During Period* February 1, 2008 to July 31, 2008
Actual	$ 1,000.00	$ 877.30	$ 4.39
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.19	$ 4.72

* Expenses are equal to the Fund's annualized expense ratio of .94%; multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Bank of America Corp.	4.8	4.9
ConocoPhillips	4.8	4.5
AT&T, Inc.	3.5	3.7
JPMorgan Chase & Co.	3.3	3.3
Exxon Mobil Corp.	3.0	2.5
American International Group, Inc.	2.7	3.7
General Electric Co.	2.6	3.0
Verizon Communications, Inc.	2.2	2.0
Wachovia Corp.	1.7	0.9
Occidental Petroleum Corp.	1.5	1.4
	30.1
Top Five Market Sectors as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.3	30.4
Energy	16.4	17.1
Industrials	9.4	9.7
Health Care	9.1	5.7
Consumer Discretionary	7.8	7.9
Asset Allocation (% of fund's net assets)
As of July 31, 2008*		As of January 31, 2008**
	Stocks and Investment Companies 99.0%		Stocks 99.4%
	Convertible Securities 0.3%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 0.7%		Short-Term Investments and Net Other Assets 0.6%
* Foreign investments	12.4%	** Foreign investments	12.6%

Annual Report

Investments July 31, 2008

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
CONSUMER DISCRETIONARY - 7.8%
Auto Components - 0.2%
Johnson Controls, Inc.	42,700	$ 1,287,832
Automobiles - 0.3%
Renault SA	18,300	1,519,066
Diversified Consumer Services - 0.4%
H&R Block, Inc.	94,000	2,287,020
Hotels, Restaurants & Leisure - 0.3%
Vail Resorts, Inc. (a)	32,200	1,300,236
Household Durables - 2.1%
Black & Decker Corp.	33,700	2,022,674
Centex Corp.	207,000	3,038,760
KB Home	256,100	4,504,799
Whirlpool Corp.	15,200	1,150,640
		10,716,873
Leisure Equipment & Products - 0.4%
Brunswick Corp.	52,400	675,960
Eastman Kodak Co.	89,800	1,314,672
		1,990,632
Media - 1.4%
News Corp. Class A	168,600	2,382,318
Regal Entertainment Group Class A	62,400	1,038,960
Time Warner, Inc.	272,100	3,896,472
		7,317,750
Specialty Retail - 2.6%
Advance Auto Parts, Inc.	51,300	2,107,917
Home Depot, Inc.	59,600	1,420,268
PetSmart, Inc.	63,200	1,435,272
Ross Stores, Inc.	93,300	3,541,668
Staples, Inc.	152,800	3,438,000
Williams-Sonoma, Inc. (d)	78,300	1,365,552
		13,308,677
Textiles, Apparel & Luxury Goods - 0.1%
Liz Claiborne, Inc.	56,100	733,227
TOTAL CONSUMER DISCRETIONARY		40,461,313
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - 7.1%
Beverages - 0.7%
Molson Coors Brewing Co. Class B	33,300	$ 1,797,201
The Coca-Cola Co.	33,000	1,699,500
		3,496,701
Food & Staples Retailing - 1.8%
CVS Caremark Corp.	78,200	2,854,300
Kroger Co.	63,300	1,790,124
SUPERVALU, Inc.	54,500	1,396,290
Sysco Corp.	61,300	1,738,468
Winn-Dixie Stores, Inc. (a)	98,862	1,570,917
		9,350,099
Food Products - 1.7%
Cermaq ASA	65,800	668,611
Marine Harvest ASA (a)(d)	1,558,000	1,103,792
Nestle SA (Reg.)	160,410	7,037,387
		8,809,790
Household Products - 1.7%
Energizer Holdings, Inc. (a)	24,100	1,719,294
Procter & Gamble Co.	109,000	7,137,320
		8,856,614
Tobacco - 1.2%
Altria Group, Inc.	109,400	2,226,290
British American Tobacco PLC sponsored ADR	51,700	3,737,393
		5,963,683
TOTAL CONSUMER STAPLES		36,476,887
ENERGY - 16.4%
Energy Equipment & Services - 3.2%
BJ Services Co.	95,700	2,813,580
ENSCO International, Inc.	23,350	1,614,419
Nabors Industries Ltd. (a)	150,332	5,481,105
National Oilwell Varco, Inc. (a)	65,714	5,167,092
Petroleum Geo-Services ASA	49,500	1,142,303
		16,218,499
Oil, Gas & Consumable Fuels - 13.2%
Chesapeake Energy Corp.	79,400	3,981,910
ConocoPhillips (d)	302,700	24,706,374
EOG Resources, Inc.	28,700	2,885,211
Exxon Mobil Corp.	191,500	15,402,345
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Occidental Petroleum Corp.	98,100	$ 7,733,223
Quicksilver Resources, Inc. (a)	82,100	2,147,736
Ultra Petroleum Corp. (a)	80,100	5,717,538
Uranium One, Inc. (a)	85,700	306,355
Valero Energy Corp.	165,900	5,542,719
		68,423,411
TOTAL ENERGY		84,641,910
FINANCIALS - 27.0%
Capital Markets - 5.8%
Bank of New York Mellon Corp.	92,400	3,280,200
Charles Schwab Corp.	72,732	1,664,835
Franklin Resources, Inc.	36,900	3,712,509
Julius Baer Holding AG	28,224	1,789,670
KKR Private Equity Investors, LP	134,079	1,843,586
KKR Private Equity Investors, LP Restricted Depositary Units (e)	7,700	105,875
Merrill Lynch & Co., Inc.	110,500	2,944,825
Morgan Stanley	129,500	5,112,660
State Street Corp.	89,400	6,404,616
T. Rowe Price Group, Inc.	49,700	2,974,545
		29,833,321
Commercial Banks - 3.3%
Associated Banc-Corp.	51,037	851,808
Fifth Third Bancorp	116,900	1,633,093
HSBC Holdings PLC sponsored ADR	28,800	2,376,288
Huntington Bancshares, Inc. (d)	201,100	1,411,722
KeyCorp	96,600	1,019,130
SunTrust Banks, Inc. (d)	30,300	1,244,118
Wachovia Corp. (d)	502,642	8,680,627
		17,216,786
Consumer Finance - 0.4%
Capital One Financial Corp.	48,700	2,038,582
Diversified Financial Services - 8.5%
Bank of America Corp.	762,346	25,081,185
CIT Group, Inc.	93,500	792,880
JPMorgan Chase & Co.	414,752	16,851,374
KKR Financial Holdings LLC	131,100	1,346,397
		44,071,836
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - 5.8%
ACE Ltd.	68,180	$ 3,456,726
American International Group, Inc.	531,000	13,832,550
Argo Group International Holdings, Ltd. (a)	44,888	1,527,988
Everest Re Group Ltd.	26,200	2,143,160
Hartford Financial Services Group, Inc.	53,700	3,404,043
IPC Holdings Ltd.	72,032	2,312,227
Principal Financial Group, Inc.	50,000	2,125,500
XL Capital Ltd.	80,100	1,432,989
		30,235,183
Real Estate Investment Trusts - 1.7%
Alexandria Real Estate Equities, Inc.	23,600	2,436,936
Annaly Capital Management, Inc.	104,100	1,568,787
CapitalSource, Inc. (d)	113,000	1,313,060
General Growth Properties, Inc.	86,400	2,368,224
Simon Property Group, Inc.	9,100	842,933
		8,529,940
Real Estate Management & Development - 0.5%
CB Richard Ellis Group, Inc. Class A (a)	180,200	2,531,810
Thrifts & Mortgage Finance - 1.0%
Fannie Mae	135,940	1,563,310
Washington Federal, Inc.	102,836	1,912,750
Washington Mutual, Inc.	362,042	1,929,684
		5,405,744
TOTAL FINANCIALS		139,863,202
HEALTH CARE - 9.1%
Biotechnology - 1.7%
Amgen, Inc. (a)	92,600	5,799,538
Biogen Idec, Inc. (a)	25,400	1,771,904
Cephalon, Inc. (a)	20,500	1,499,780
		9,071,222
Health Care Equipment & Supplies - 2.7%
Baxter International, Inc.	31,800	2,181,798
Boston Scientific Corp. (a)	153,800	1,828,682
Covidien Ltd.	105,985	5,218,701
Medtronic, Inc.	86,700	4,580,361
		13,809,542
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - 0.7%
Brookdale Senior Living, Inc.	69,500	$ 1,060,570
UnitedHealth Group, Inc.	100,000	2,808,000
		3,868,570
Life Sciences Tools & Services - 0.4%
Thermo Fisher Scientific, Inc. (a)	30,900	1,870,068
Pharmaceuticals - 3.6%
Bristol-Myers Squibb Co.	71,500	1,510,080
Johnson & Johnson	32,300	2,211,581
Merck & Co., Inc.	193,300	6,359,570
Pfizer, Inc.	194,500	3,631,315
Sepracor, Inc. (a)	58,480	1,022,230
Wyeth	98,400	3,987,168
		18,721,944
TOTAL HEALTH CARE		47,341,346
INDUSTRIALS - 9.4%
Aerospace & Defense - 2.6%
Honeywell International, Inc.	111,860	5,686,962
Raytheon Co.	20,500	1,167,065
The Boeing Co.	20,100	1,228,311
United Technologies Corp.	84,100	5,380,718
		13,463,056
Air Freight & Logistics - 0.5%
United Parcel Service, Inc. Class B	41,900	2,643,052
Airlines - 0.2%
Delta Air Lines, Inc. (a)	60,900	459,186
Northwest Airlines Corp. (a)	56,300	515,708
		974,894
Building Products - 0.5%
Masco Corp.	78,400	1,292,816
Owens Corning (a)	47,000	1,222,470
		2,515,286
Commercial Services & Supplies - 0.6%
Allied Waste Industries, Inc. (a)	135,400	1,638,340
The Brink's Co.	21,400	1,475,744
		3,114,084
Electrical Equipment - 0.2%
SolarWorld AG	24,500	1,141,921
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Industrial Conglomerates - 3.4%
General Electric Co.	471,950	$ 13,351,466
Siemens AG sponsored ADR	34,600	4,199,748
		17,551,214
Machinery - 1.2%
Cummins, Inc.	19,800	1,313,532
Illinois Tool Works, Inc.	24,400	1,143,140
Ingersoll-Rand Co. Ltd. Class A	51,500	1,854,000
Sulzer AG (Reg.)	15,180	1,819,996
		6,130,668
Road & Rail - 0.2%
Con-way, Inc.	23,900	1,208,384
TOTAL INDUSTRIALS		48,742,559
INFORMATION TECHNOLOGY - 6.5%
Communications Equipment - 0.8%
Cisco Systems, Inc. (a)	134,900	2,966,451
Motorola, Inc.	135,600	1,171,584
		4,138,035
Computers & Peripherals - 2.0%
Hewlett-Packard Co.	116,900	5,237,120
International Business Machines Corp.	23,400	2,994,732
NCR Corp. (a)	78,100	2,097,766
		10,329,618
Electronic Equipment & Instruments - 1.7%
Amphenol Corp. Class A	9,400	448,098
Arrow Electronics, Inc. (a)	51,800	1,668,996
Avnet, Inc. (a)	94,600	2,578,796
Flextronics International Ltd. (a)	144,100	1,286,813
Motech Industries, Inc.	164,003	932,547
Tyco Electronics Ltd.	60,085	1,991,217
		8,906,467
Internet Software & Services - 0.2%
VeriSign, Inc. (a)	40,100	1,304,854
IT Services - 0.5%
The Western Union Co.	89,300	2,468,252
Semiconductors & Semiconductor Equipment - 1.3%
Applied Materials, Inc.	89,600	1,551,872
ASML Holding NV (NY Shares)	31,000	706,490
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Atmel Corp. (a)	156,200	$ 551,386
Lam Research Corp. (a)	46,200	1,519,518
Maxim Integrated Products, Inc.	46,000	903,440
Novellus Systems, Inc. (a)	55,400	1,128,498
ON Semiconductor Corp. (a)	23,100	216,909
		6,578,113
TOTAL INFORMATION TECHNOLOGY		33,725,339
MATERIALS - 2.8%
Chemicals - 0.4%
Albemarle Corp.	45,290	1,763,140
Containers & Packaging - 0.1%
Temple-Inland, Inc.	42,600	692,250
Metals & Mining - 2.3%
Agnico-Eagle Mines Ltd.	8,500	465,742
Alcoa, Inc.	81,700	2,757,375
ArcelorMittal SA (NY Shares) Class A	36,700	3,208,314
Freeport-McMoRan Copper & Gold, Inc. Class B	13,200	1,277,100
Lihir Gold Ltd. (a)	448,526	1,148,804
Newcrest Mining Ltd.	55,804	1,549,110
Randgold Resources Ltd. sponsored ADR	29,400	1,504,692
		11,911,137
TOTAL MATERIALS		14,366,527
TELECOMMUNICATION SERVICES - 6.4%
Diversified Telecommunication Services - 6.4%
AT&T, Inc.	589,110	18,150,479
Cincinnati Bell, Inc. (a)	308,800	1,204,320
Embarq Corp.	27,400	1,254,098
Qwest Communications International, Inc.	327,700	1,255,091
Verizon Communications, Inc.	330,573	11,252,705
		33,116,693
UTILITIES - 6.3%
Electric Utilities - 2.8%
E.ON AG sponsored ADR	28,500	1,799,205
Edison International	50,400	2,436,336
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Electric Utilities - continued
Entergy Corp.	52,000	$ 5,559,840
PPL Corp.	98,000	4,602,080
		14,397,461
Independent Power Producers & Energy Traders - 2.6%
AES Corp. (a)	105,200	1,697,928
Constellation Energy Group, Inc.	78,100	6,494,796
NRG Energy, Inc. (a)	74,900	2,718,121
Reliant Energy, Inc. (a)	140,800	2,549,888
		13,460,733
Multi-Utilities - 0.9%
CMS Energy Corp.	106,300	1,435,050
Sempra Energy	37,600	2,111,616
Wisconsin Energy Corp.	28,500	1,285,920
		4,832,586
TOTAL UTILITIES		32,690,780
TOTAL COMMON STOCKS (Cost $556,361,390)		511,426,556
Convertible Preferred Stocks - 0.3%

FINANCIALS - 0.3%
Commercial Banks - 0.1%
Wachovia Corp. 7.50%	700	612,815
Diversified Financial Services - 0.0%
CIT Group, Inc. Series C, 8.75%	5,100	239,292
Thrifts & Mortgage Finance - 0.2%
Fannie Mae 8.75%	33,900	822,075
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,650,000)		1,674,182
Investment Companies - 0.2%

Ares Capital Corp. (Cost $1,574,188)	91,646	1,047,514
Money Market Funds - 3.5%
	Shares	Value
Fidelity Cash Central Fund, 2.35% (b)	3,839,349	$ 3,839,349
Fidelity Securities Lending Cash Central Fund, 2.37% (b)(c)	14,424,400	14,424,400
TOTAL MONEY MARKET FUNDS (Cost $18,263,749)		18,263,749
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $578,849,327)		532,412,001
NET OTHER ASSETS - (2.8)%		(14,682,172)
NET ASSETS - 100%		$ 517,729,829
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $105,875 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 125,451
Fidelity Securities Lending Cash Central Fund	160,984
Total	$ 286,435
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	87.6%
Bermuda	2.9%
Switzerland	2.8%
United Kingdom	1.8%
Germany	1.3%
Canada	1.2%
Others (individually less than 1%)	2.4%
100.0%
The fund intends to elect to defer to its fiscal year ending July 31, 2009 approximately $45,504,301 of losses recognized during the period November 1, 2007 to July 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2008

Assets
Investment in securities, at value (including securities loaned of $13,938,833) - See accompanying schedule: Unaffiliated issuers (cost $560,585,578)	$ 514,148,252
Fidelity Central Funds (cost $18,263,749)	18,263,749
Total Investments (cost $578,849,327)		$ 532,412,001
Receivable for investments sold		5,184,184
Receivable for fund shares sold		446,644
Dividends receivable		727,425
Distributions receivable from Fidelity Central Funds		11,993
Prepaid expenses		850
Other receivables		2,528
Total assets		538,785,625

Liabilities
Payable for investments purchased	$ 5,581,995
Payable for fund shares redeemed	617,711
Accrued management fee	221,954
Other affiliated payables	158,321
Other payables and accrued expenses	51,418
Collateral on securities loaned, at value	14,424,400
Total liabilities		21,055,799

Net Assets		$ 517,729,826
Net Assets consist of:
Paid in capital		$ 607,344,829
Undistributed net investment income		5,379,168
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(48,560,723)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(46,433,448)
Net Assets, for 42,614,375 shares outstanding		$ 517,729,826
Net Asset Value, offering price and redemption price per share ($517,729,826 ÷ 42,614,375 shares)		$ 12.15

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2008

Investment Income
Dividends		$ 15,054,021
Interest		1,404
Income from Fidelity Central Funds		286,435
Total income		15,341,860

Expenses
Management fee Basic fee	$ 3,591,675
Performance adjustment	64,825
Transfer agent fees	1,808,356
Accounting and security lending fees	237,415
Custodian fees and expenses	38,799
Independent trustees' compensation	2,768
Registration fees	36,669
Audit	60,621
Legal	2,959
Interest	12,367
Miscellaneous	61,306
Total expenses before reductions	5,917,760
Expense reductions	(17,194)	5,900,566
Net investment income (loss)		9,441,294
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $9)	(41,131,389)
Investments not meeting investment restrictions	4,508
Foreign currency transactions	(29,643)
Total net realized gain (loss)		(41,156,524)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $9)	(78,661,321)
Assets and liabilities in foreign currencies	3,288
Total change in net unrealized appreciation (depreciation)		(78,658,033)
Net gain (loss)		(119,814,557)
Net increase (decrease) in net assets resulting from operations		$ (110,373,263)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2008	Year ended July 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,441,294	$ 5,883,894
Net realized gain (loss)	(41,156,524)	35,772,706
Change in net unrealized appreciation (depreciation)	(78,658,033)	5,245,913
Net increase (decrease) in net assets resulting from operations	(110,373,263)	46,902,513
Distributions to shareholders from net investment income	(7,478,440)	(2,803,432)
Distributions to shareholders from net realized gain	(31,750,791)	(12,620,941)
Total distributions	(39,229,231)	(15,424,373)
Share transactions Proceeds from sales of shares	228,027,796	640,676,434
Reinvestment of distributions	37,874,831	14,852,830
Cost of shares redeemed	(329,921,789)	(228,357,433)
Net increase (decrease) in net assets resulting from share transactions	(64,019,162)	427,171,831
Total increase (decrease) in net assets	(213,621,656)	458,649,971

Net Assets
Beginning of period	731,351,482	272,701,511
End of period (including undistributed net investment income of $5,379,168 and undistributed net investment income of $4,072,223, respectively)	$ 517,729,826	$ 731,351,482
Other Information Shares
Sold	15,903,414	41,940,771
Issued in reinvestment of distributions	2,583,422	1,040,054
Redeemed	(23,187,845)	(15,217,485)
Net increase (decrease)	(4,701,009)	27,763,340

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 15.46	$ 13.95	$ 13.21	$ 11.24	$ 9.73
Income from Investment Operations
Net investment income (loss) B	.21	.19	.10	.11	.05
Net realized and unrealized gain (loss)	(2.68)	2.05	.95	2.03	1.52
Total from investment operations	(2.47)	2.24	1.05	2.14	1.57
Distributions from net investment income	(.16)	(.13)	(.08)	(.09)	(.02)
Distributions from net realized gain	(.68)	(.60)	(.23)	(.08)	(.04)
Total distributions	(.84)	(.73)	(.31)	(.17)	(.06)
Net asset value, end of period	$ 12.15	$ 15.46	$ 13.95	$ 13.21	$ 11.24
Total Return A	(16.86)%	16.60%	8.05%	19.20%	16.16%
Ratios to Average Net Assets C, E
Expenses before reductions	.92%	.87%	.94%	.97%	1.17%
Expenses net of fee waivers, if any	.92%	.87%	.94%	.97%	1.17%
Expenses net of all reductions	.91%	.87%	.93%	.93%	1.13%
Net investment income (loss)	1.46%	1.25%	.76%	.85%	.50%
Supplemental Data
Net assets, end of period (000 omitted)	$ 517,730	$ 731,351	$ 272,702	$ 182,071	$ 68,541
Portfolio turnover rate D	61%	92%	74%	81%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2008

1. Organization.

Fidelity Blue Chip Value Fund (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds,

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, partnerships, losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$49,253,719
Unrealized depreciation	(99,297,922)
Net unrealized appreciation (depreciation)	(50,044,203)
Undistributed ordinary income	4,397,419
Undistributed long-term capital gain	449,991
Cost for federal income tax purposes	$582,456,204

The tax character of distributions paid was as follows:

	July 31, 2008	July 31, 2007
Ordinary Income	$ 19,140,744	$ 3,302,868
Long-term Capital Gains	20,088,487	12,121,505
Total	$ 39,229,231	$ 15,424,373

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $391,991,113 and $486,629,163, respectively.

The Fund realized a gain on the sale of an investment not meeting the investment restrictions of the Fund.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± 20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was ..57% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for Blue Chip Value. For the period the transfer agent fees were equivalent to an annual rate of .28% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $12,408 for the period.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,535,083	4.35%	$ 12,367

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,540 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $160,984.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $6,177 for the period. In addition, through arrangements with the Fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's transfer agent expenses by $11,017.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $9,325 which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Blue Chip Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Blue Chip Value Fund (a fund of Fidelity Securities Fund) at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Blue Chip Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 22, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 218 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 377 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (63)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kenneth B. Robins (38)

Year of Election or Appointment: 2008

President and Treasurer of Blue Chip Value. Mr. Robins also serves as President and Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Blue Chip Value. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds, President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Blue Chip Value. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of Blue Chip Value. Mr. Goebel also serves as Secretary and CLO of other Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of Blue Chip Value. Mr. McGinty also serves as Assistant Secretary of Fidelity's other Equity and High Income Funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) officer of Blue Chip Value. Ms. Laurent also serves as AML officer of other Fidelity funds (2008-present) and is an employee of FMR LLC. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (49)

Year of Election or Appointment: 2008

Chief Financial Officer of Blue Chip Value. Ms. Reynolds also serves as Chief Financial Officer of other Fidelity funds (2008-present). Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Blue Chip Value. Mr. Rathgeber also serves as Chief Compliance Officer of Fidelity's Equity and High Income Funds (2004-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of Blue Chip Value. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (40)

Year of Election or Appointment: 2008

Deputy Treasurer of Blue Chip Value. Mr. Deberghes also serves as Deputy Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Blue Chip Value. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-

2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of Blue Chip Value. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of Blue Chip Value. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Blue Chip Value. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Blue Chip Value Fund voted to pay on September 15, 2008, to shareholders of record at the opening of business on September 12, 2008, a distribution of $.01 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.11 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2008, $7,155,817, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 38% and 100% of the dividends distributed in September and December, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 45% and 100% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	30,242,569,269.49	94.915
Withheld	1,620,182,942.38	5.085
TOTAL	31,862,752,211.87	100.000
Dennis J. Dirks
Affirmative	30,356,248,026.80	95.272
Withheld	1,506,504,185.07	4.728
TOTAL	31,862,752,211.87	100.000
Edward C. Johnson 3d
Affirmative	30,163,300,902.81	94.666
Withheld	1,699,451,309.06	5.334
TOTAL	31,862,752,211.87	100.000
Alan J. Lacy
Affirmative	30,334,439,999.59	95.203
Withheld	1,528,312,212.28	4.797
TOTAL	31,862,752,211.87	100.000
Ned C. Lautenbach
Affirmative	30,317,381,535.59	95.150
Withheld	1,545,370,676.28	4.850
TOTAL	31,862,752,211.87	100.000
Joseph Mauriello
Affirmative	30,340,553,696.88	95.223
Withheld	1,522,198,514.99	4.777
TOTAL	31,862,752,211.87	100.000
Cornelia M. Small
Affirmative	30,337,552,071.15	95.213
Withheld	1,525,200,140.72	4.787
TOTAL	31,862,752,211.87	100.000
William S. Stavropoulos
Affirmative	30,240,356,579.51	94.908
Withheld	1,622,395,632.36	5.092
TOTAL	31,862,752,211.87	100.000
	# of Votes	% of Votes
David M. Thomas
Affirmative	30,352,029,125.67	95.259
Withheld	1,510,723,086.20	4.741
TOTAL	31,862,752,211.87	100.000
Michael E. Wiley
Affirmative	30,333,540,290.12	95.201
Withheld	1,529,211,921.75	4.799
TOTAL	31,862,752,211.87	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
Affirmative	23,747,670,372.95	74.531
Against	5,357,217,831.03	16.814
Abstain	1,587,233,084.08	4.981
Broker Non-Votes	1,170,630,923.81	3.674
TOTAL	31,862,752,211.87	100.000
PROPOSAL 3

Shareholder proposal concerning "oversight procedures to screen out investments in companies that, in the judgment of the Board, substantially contribute to genocide, patterns of extraordinary and egregious violations of human rights, or crimes against humanity."

Affirmative	93,974,339.89	31.441
Against	173,320,619.80	57.988
Abstain	16,604,989.66	5.556
Broker Non-Votes	14,991,363.38	5.015
TOTAL	298,891,312.73	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Value Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2007, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Blue Chip Value Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the second quartile for the one-year period and the first quartile for the three-year period. The Board also stated that the investment performance of the fund compared favorably to its benchmark for all the periods shown.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Blue Chip Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

BCV-UANN-0908
1.789709.105

Fidelity®
Dividend Growth
Fund -

Dividend Growth
Class K

Annual Report

July 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Domestic and international securities markets have struggled thus far in 2008. High-grade fixed-income investments produced modestly positive results, but many stock benchmarks suffered double-digit losses through the first half of this year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2008	Past 1 year	Past 5 years	Past 10 years
Dividend Growth	-15.45%	4.06%	3.60%
Class K A	-15.42%	4.07%	3.60%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Dividend Growth, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Dividend Growth, a class of the fund, on July 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Charles Mangum, Portfolio Manager of Fidelity® Dividend Growth Fund

Grim news about the U.S. economy forced most domestic equity benchmarks into negative territory for the 12 months ending July 31, 2008. Oil prices north of $140 per barrel, gasoline prices in excess of $4 per gallon and soaring food costs drove inflation and consumer prices higher. In response, consumer discretionary spending trended lower as Main Street tightened its purse strings. Wall Street, meanwhile, struggled under the weight of massive write-downs in the financials sector, an ongoing credit crisis and bleak housing data. In an effort to staunch the bleeding, the Federal Reserve Board cut interest rates on seven occasions during the past year. Nevertheless, investors fled the equity markets, and both the Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index fell to a threshold that many believe marks the official start of a "bear market." For the 12 months overall, the Dow slid 11.71%, the S&P 500® dropped 11.09% and the technology-heavy NASDAQ Composite® Index dipped 7.98%.

For the year, the fund's Retail Class shares fell 15.45%, which lagged the S&P 500. (For specific performance results for the new Class K shares, please see the performance section of this shareholder report.) The fund was hurt by stock selection and an overweighting in financials. Underweighting consumer staples also detracted, as did stock selection and an overweighting in telecommunication services. The fund's holdings in technology hardware and equipment fared poorly as well, more than offsetting its strong results in the software and services segment. Global insurance giant American International Group (AIG) detracted, as did cellular phone manufacturer Motorola. Pharmaceutical and medical supply distributor Cardinal Health declined, while diversified media company Time Warner and bank Wachovia also languished. On the upside, stock selection in energy helped, though underweighting this strong-performing area of the market cancelled out any gains the fund posted in this sector. An overweighting in health care was positive, but results were tempered by unfavorable stock selection in the equipment and services group. Several energy stocks, including drillers Nabors Industries and Diamond Offshore Drilling and integrated energy corporation ConocoPhillips, were strong contributors. In health care, Johnson & Johnson helped, while technology stock Accenture also rose. Lastly, a modest stake in cash aided performance in a down market.

Note to Shareholders: Lawrence Rakers will become Portfolio Manager of the fund on September 9, 2008.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 to July 31, 2008) for Dividend Growth and for the entire period (May 9, 2008 to July 31, 2008) for Class K. The hypothetical expense Example is based on an investment of $1,000 invested for the one half year period (February 1, 2008 to July 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value	Ending Account Value July 31, 2008	Expenses Paid During Period
Dividend Growth
Actual	$ 1,000.00	$ 914.30	$ 2.95 B
Hypothetical A	$ 1,000.00	$ 1,021.78	$ 3.12 C
Class K
Actual	$ 1,000.00	$ 916.70	$ 1.03 B
Hypothetical A	$ 1,000.00	$ 1,022.53	$ 2.36 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expenses ratio (shown in the table below); multipled by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period) for Dividend Growth and multiplied by 84/366 (to reflect the period May 9, 2008 to July 31, 2008) for Class K.

C Hypothetical expenses are equal to each Class' annualized expenses ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Dividend Growth	.62%
Class K	.47%

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Johnson & Johnson	6.2	6.5
Cardinal Health, Inc.	5.9	6.8
Time Warner, Inc.	4.4	3.8
ConocoPhillips	4.1	3.2
Cisco Systems, Inc.	3.4	2.4
Microsoft Corp.	3.1	2.8
Wyeth	2.8	3.1
AT&T, Inc.	2.6	1.9
Accenture Ltd. Class A	2.6	1.6
American International Group, Inc.	2.6	5.8
	37.7
Top Five Market Sectors as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	20.0	19.5
Health Care	19.8	18.3
Financials	16.0	22.3
Consumer Discretionary	11.2	12.2
Energy	9.7	8.4
Asset Allocation (% of fund's net assets)
As of July 31, 2008 *		As of January 31, 2008 **
	Stocks 95.2%		Stocks 96.7%
	Bonds 0.2%		Convertible Securities 0.5%
	Convertible Securities 0.2%		Short-Term Investments and Net Other Assets 2.8%
Short-Term Investments and Net Other Assets 4.4%
* Foreign investments	6.8%	** Foreign investments	4.4%

Annual Report

Investments July 31, 2008

Showing Percentage of Net Assets

Common Stocks - 95.2%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 11.1%
Automobiles - 0.1%
Harley-Davidson, Inc.	399,100	$ 15,102
Leisure Equipment & Products - 0.2%
Eastman Kodak Co.	1,126,900	16,498
Media - 6.2%
CC Media Holdings, Inc. Class A (a)	1,300,000	23,400
Omnicom Group, Inc.	2,962,250	126,458
Time Warner, Inc.	29,451,300	421,743
Virgin Media, Inc. (d)	1,509,300	16,934
		588,535
Multiline Retail - 1.8%
Kohl's Corp. (a)(d)	1,657,100	69,449
Target Corp. (d)	2,160,264	97,709
		167,158
Specialty Retail - 2.6%
Abercrombie & Fitch Co. Class A	545,200	30,106
Home Depot, Inc.	3,615,468	86,157
Lowe's Companies, Inc.	2,701,200	54,888
Sherwin-Williams Co.	344,930	18,368
Staples, Inc.	2,529,682	56,918
		246,437
Textiles, Apparel & Luxury Goods - 0.2%
The Swatch Group AG (Bearer)	81,123	18,825
TOTAL CONSUMER DISCRETIONARY		1,052,555
CONSUMER STAPLES - 5.4%
Beverages - 1.4%
PepsiCo, Inc.	960,600	63,938
The Coca-Cola Co.	1,358,700	69,973
		133,911
Food & Staples Retailing - 3.0%
CVS Caremark Corp.	4,321,300	157,727
Sysco Corp.	1,173,700	33,286
Wal-Mart Stores, Inc.	1,548,047	90,747
		281,760
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Household Products - 1.0%
Kimberly-Clark Corp.	696,700	$ 40,290
Procter & Gamble Co.	903,400	59,155
		99,445
TOTAL CONSUMER STAPLES		515,116
ENERGY - 9.7%
Energy Equipment & Services - 2.9%
BJ Services Co.	1,607,600	47,263
Diamond Offshore Drilling, Inc.	219,100	26,139
Halliburton Co.	1,086,000	48,675
Nabors Industries Ltd. (a)	3,194,682	116,478
Transocean, Inc. (a)	283,007	38,497
		277,052
Oil, Gas & Consumable Fuels - 6.8%
Boardwalk Pipeline Partners, LP	1,427,200	33,768
Chesapeake Energy Corp.	1,727,400	86,629
ConocoPhillips (d)	4,752,725	387,917
Copano Energy LLC	396,000	12,411
Denbury Resources, Inc. (a)	171,100	4,815
Energy Transfer Equity LP	163,800	4,868
Quicksilver Resources, Inc. (a)	487,100	12,743
Ultra Petroleum Corp. (a)	590,200	42,128
Valero Energy Corp.	1,765,645	58,990
		644,269
TOTAL ENERGY		921,321
FINANCIALS - 16.0%
Capital Markets - 3.0%
Bank of New York Mellon Corp.	1,422,407	50,495
Credit Suisse Group sponsored ADR (d)	706,500	35,240
Franklin Resources, Inc.	650,300	65,427
Merrill Lynch & Co., Inc.	2,534,500	67,544
Morgan Stanley	1,819,400	71,830
		290,536
Commercial Banks - 4.7%
Fifth Third Bancorp	1,500,000	20,955
PNC Financial Services Group, Inc.	2,901,607	206,856
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
SunTrust Banks, Inc. (d)	729,100	$ 29,937
Wachovia Corp. (d)	10,828,000	187,000
		444,748
Consumer Finance - 0.5%
American Express Co.	1,180,400	43,816
Diversified Financial Services - 1.8%
Bank of America Corp.	4,888,442	160,830
CIT Group, Inc.	1,705,400	14,462
		175,292
Insurance - 5.5%
American International Group, Inc.	9,408,200	245,084
Hartford Financial Services Group, Inc.	3,385,920	214,633
MetLife, Inc.	900,500	45,718
Prudential Financial, Inc.	285,400	19,684
		525,119
Thrifts & Mortgage Finance - 0.5%
Fannie Mae	2,198,400	25,282
Washington Mutual, Inc.	3,428,514	18,274
		43,556
TOTAL FINANCIALS		1,523,067
HEALTH CARE - 19.8%
Biotechnology - 0.9%
Amgen, Inc. (a)	1,394,000	87,306
Health Care Equipment & Supplies - 0.5%
Medtronic, Inc.	692,900	36,606
Sonova Holding AG	120,393	8,751
		45,357
Health Care Providers & Services - 6.2%
Cardinal Health, Inc. (d)	10,330,896	555,079
UnitedHealth Group, Inc.	1,114,100	31,284
		586,363
Pharmaceuticals - 12.2%
Allergan, Inc.	213,300	11,077
Johnson & Johnson	8,619,032	590,146
Merck & Co., Inc.	3,329,305	109,534
Pfizer, Inc.	7,357,700	137,368
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Schering-Plough Corp.	2,497,430	$ 52,646
Wyeth	6,526,060	264,436
		1,165,207
TOTAL HEALTH CARE		1,884,233
INDUSTRIALS - 7.9%
Aerospace & Defense - 2.8%
Honeywell International, Inc.	2,207,500	112,229
Raytheon Co.	1,615,100	91,948
The Boeing Co.	908,100	55,494
		259,671
Air Freight & Logistics - 1.1%
FedEx Corp.	266,400	21,003
United Parcel Service, Inc. Class B	1,319,290	83,221
		104,224
Airlines - 1.3%
AMR Corp. (a)	5,854,300	52,864
Delta Air Lines, Inc. (a)	4,375,600	32,992
Northwest Airlines Corp. (a)	4,128,800	37,820
		123,676
Electrical Equipment - 1.1%
Cooper Industries Ltd. Class A	2,518,173	106,191
Industrial Conglomerates - 0.3%
Tyco International Ltd.	620,300	27,641
Machinery - 1.3%
Illinois Tool Works, Inc.	1,796,574	84,169
Ingersoll-Rand Co. Ltd. Class A	1,163,700	41,893
		126,062
TOTAL INDUSTRIALS		747,465
INFORMATION TECHNOLOGY - 19.8%
Communications Equipment - 5.7%
Cisco Systems, Inc. (a)	14,614,900	321,382
Corning, Inc.	1,200,000	24,012
Motorola, Inc.	20,502,020	177,137
QUALCOMM, Inc.	291,300	16,121
		538,652
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 1.3%
EMC Corp. (a)	1,639,000	$ 24,601
Hewlett-Packard Co.	2,223,200	99,599
		124,200
Electronic Equipment & Instruments - 1.0%
Tyco Electronics Ltd.	2,851,972	94,514
IT Services - 3.9%
Accenture Ltd. Class A	5,913,160	246,934
The Western Union Co.	4,527,694	125,145
		372,079
Semiconductors & Semiconductor Equipment - 3.3%
Analog Devices, Inc. (d)	1,678,400	51,208
Applied Materials, Inc.	3,939,500	68,232
Cymer, Inc. (a)	500,000	13,245
Lam Research Corp. (a)	1,528,593	50,275
Linear Technology Corp. (d)	1,142,119	35,463
National Semiconductor Corp.	1,107,977	23,212
Novellus Systems, Inc. (a)(d)	1,752,500	35,698
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	2,571,870	24,433
Texas Instruments, Inc.	497,700	12,134
		313,900
Software - 4.6%
Microsoft Corp.	11,533,787	296,649
Oracle Corp. (a)	6,493,700	139,809
		436,458
TOTAL INFORMATION TECHNOLOGY		1,879,803
MATERIALS - 0.2%
Metals & Mining - 0.2%
Freeport-McMoRan Copper & Gold, Inc. Class B	209,900	20,308
TELECOMMUNICATION SERVICES - 5.2%
Diversified Telecommunication Services - 5.1%
AT&T, Inc.	8,062,246	248,398
Qwest Communications International, Inc.	25,512,057	97,711
Verizon Communications, Inc.	3,928,432	133,724
		479,833
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.1%
Sprint Nextel Corp.	1,258,586	$ 10,245
TOTAL TELECOMMUNICATION SERVICES		490,078
UTILITIES - 0.1%
Multi-Utilities - 0.1%
Wisconsin Energy Corp.	200,000	9,024
TOTAL COMMON STOCKS (Cost $9,171,388)		9,042,970
Corporate Bonds - 0.4%
	Principal Amount (000s)
Convertible Bonds - 0.2%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Ford Motor Co. 4.25% 12/15/36	$ 12,030	8,332
INDUSTRIALS - 0.1%
Airlines - 0.1%
AMR Corp. 4.5% 2/15/24	18,060	15,983
TOTAL CONVERTIBLE BONDS		24,315
Nonconvertible Bonds - 0.2%
INFORMATION TECHNOLOGY - 0.2%
Semiconductors & Semiconductor Equipment - 0.2%
Freescale Semiconductor, Inc. 10.125% 12/15/16	19,510	15,315
TOTAL CORPORATE BONDS (Cost $42,837)		39,630
Money Market Funds - 7.9%
	Shares
Fidelity Cash Central Fund, 2.35% (b)	484,598,338	484,598
Fidelity Securities Lending Cash Central Fund, 2.37% (b)(c)	269,481,000	269,481
TOTAL MONEY MARKET FUNDS (Cost $754,079)		754,079
Cash Equivalents - 0.2%
	Maturity Amount (000s)	Value (000s)
Investments in repurchase agreements in a joint trading account at 2.07%, dated 7/31/08 due 8/1/08 (Collateralized by U.S. Treasury Obligations) # (Cost $16,718)	$ 16,719	$ 16,718
TOTAL INVESTMENT PORTFOLIO - 103.7% (Cost $9,985,022)		9,853,397
NET OTHER ASSETS - (3.7)%		(351,255)
NET ASSETS - 100%		$ 9,502,142
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (000s)
$16,718,000 due 8/01/08 at 2.07%
Banc of America Securities LLC	$ 3,325
Barclays Capital, Inc.	4,650
ING Financial Markets LLC	3,720
Lehman Brothers, Inc.	5,023
$ 16,718
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 15,805
Fidelity Securities Lending Cash Central Fund	288
Total	$ 16,093

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2008

Assets
Investment in securities, at value (including securities loaned of $263,653 and repurchase agreements of $16,718) - See accompanying schedule: Unaffiliated issuers (cost $9,230,943)	$ 9,099,318
Fidelity Central Funds (cost $754,079)	754,079
Total Investments (cost $9,985,022)		$ 9,853,397
Cash		86
Receivable for investments sold		28,188
Receivable for fund shares sold		7,292
Dividends receivable		11,853
Interest receivable		1,007
Distributions receivable from Fidelity Central Funds		922
Prepaid expenses		19
Other receivables		387
Total assets		9,903,151

Liabilities
Payable for investments purchased	$ 113,938
Payable for fund shares redeemed	12,550
Accrued management fee	2,574
Other affiliated payables	2,098
Other payables and accrued expenses	368
Collateral on securities loaned, at value	269,481
Total liabilities		401,009

Net Assets		$ 9,502,142
Net Assets consist of:
Paid in capital		$ 9,118,880
Undistributed net investment income		96,848
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		418,032
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(131,618)
Net Assets		$ 9,502,142

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2008

Dividend Growth: Net Asset Value, offering price and redemption price per share ($9,502,050 ÷ 374,114.312 shares)	$ 25.40

Class K: Net Asset Value, offering price and redemption price per share ($91.66 ÷ 3.607 shares)	$ 25.41

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2008

Investment Income
Dividends		$ 257,929
Interest		2,249
Income from Fidelity Central Funds		16,093
Total income		276,271

Expenses
Management fee Basic fee	$ 73,111
Performance adjustment	(21,625)
Transfer agent fees	29,219
Accounting and security lending fees	1,429
Custodian fees and expenses	195
Independent trustees' compensation	57
Registration fees	88
Audit	98
Legal	76
Miscellaneous	933
Total expenses before reductions	83,581
Expense reductions	(536)	83,045
Net investment income (loss)		193,226
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	740,762
Foreign currency transactions	34
Futures contracts	(21,604)
Total net realized gain (loss)		719,192
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,925,401)
Assets and liabilities in foreign currencies	7
Total change in net unrealized appreciation (depreciation)		(2,925,394)
Net gain (loss)		(2,206,202)
Net increase (decrease) in net assets resulting from operations		$ (2,012,976)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2008	Year ended July 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 193,226	$ 271,266
Net realized gain (loss)	719,192	1,153,624
Change in net unrealized appreciation (depreciation)	(2,925,394)	986,456
Net increase (decrease) in net assets resulting from operations	(2,012,976)	2,411,346
Distributions to shareholders from net investment income	(220,835)	(237,313)
Distributions to shareholders from net realized gain	(1,096,481)	(431,005)
Total distributions	(1,317,316)	(668,318)
Share transactions - net increase (decrease)	(3,432,228)	(1,000,968)
Total increase (decrease) in net assets	(6,762,520)	742,060

Net Assets
Beginning of period	16,264,662	15,522,602
End of period (including undistributed net investment income of $96,848 and undistributed net investment income of $139,799, respectively)	$ 9,502,142	$ 16,264,662

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Dividend Growth

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 32.73	$ 29.50	$ 28.85	$ 26.58	$ 24.76
Income from Investment Operations
Net investment income (loss) B	.43	.52 E	.35	.45 F	.20
Net realized and unrealized gain (loss)	(5.08)	3.98	.99	2.21	1.84
Total from investment operations	(4.65)	4.50	1.34	2.66	2.04
Distributions from net investment income	(.45)	(.45)	(.31)	(.39)	(.22)
Distributions from net realized gain	(2.23)	(.82)	(.38)	-	-
Total distributions	(2.68)	(1.27)	(.69)	(.39)	(.22)
Net asset value, end of period	$ 25.40	$ 32.73	$ 29.50	$ 28.85	$ 26.58
Total Return A	(15.45)%	15.62%	4.73%	10.08%	8.27%
Ratios to Average Net Assets C, G
Expenses before reductions	.64%	.61%	.60%	.68%	.90%
Expenses net of fee waivers, if any	.64%	.61%	.60%	.68%	.90%
Expenses net of all reductions	.63%	.60%	.59%	.66%	.89%
Net investment income (loss)	1.47%	1.62% E	1.21%	1.64% F	.75%
Supplemental Data
Net assets, end of period (in millions)	$ 9,502	$ 16,265	$ 15,523	$ 17,399	$ 18,387
Portfolio turnover rate D	52%	36%	30%	26%	37%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.40%.

F Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.06%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

For the period ended July 31,

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 27.72
Income from Investment Operations
Net investment income (loss) D	.10
Net realized and unrealized gain (loss)	(2.41)
Total from investment operations	(2.31)
Net asset value, end of period	$ 25.41
Total Return B, C	(8.33)%
Ratios to Average Net Assets E, H
Expenses before reductions	.47% A
Expenses net of fee waivers, if any	.47% A
Expenses net of all reductions	.47% A
Net investment income (loss)	1.66% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 92
Portfolio turnover rate F	52%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2008

1. Organization.

Fidelity Dividend Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. On January 17, 2008, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of shares of Class K and the existing class was designated Dividend Growth on May 9, 2008. The Fund offers Dividend Growth and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. In order to disclose class level financial information dollar amounts presented in the notes are unrounded. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,130,191,566
Unrealized depreciation	(1,302,263,478)
Net unrealized appreciation (depreciation)	(172,071,912)
Undistributed ordinary income	75,717,665
Undistributed long-term capital gain	357,831,100

Cost for federal income tax purposes	$ 10,025,469,118

The tax character of distributions paid was as follows:

	July 31, 2008	July 31, 2007
Ordinary Income	$ 363,335,570	$ 311,176,501
Long-term Capital Gains	953,979,930	357,140,999
Total	$ 1,317,315,500	$ 668,317,500

New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $6,643,499,943 and $11,211,288,748, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Dividend Growth, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .39% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of Dividend Growth and asset-based fees of .05% of average net assets for Class K. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for Dividend Growth. For the period, the transfer agent fees for Dividend Growth were equivalent to an annual rate of .22% of average net assets.

For the period, the total transfer agent fees paid by each class were as follows:

Amount
Dividend Growth	$ 29,219,085
Class K	$ 12

Accounting and Security Lending Fees. FSC, an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $90,961 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit - continued

pay commitment fees on its pro rata portion of the line of credit, which amounted to $33,462 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $288,035.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Dividend Growth's operating expenses. During the period, this reimbursement reduced the class' expenses by $12,755.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $3,233 for the period.

In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $11,125. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Dividend Growth	$ 508,775

Annual Report

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $1,579,880, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2008	2007
From net investment income
Dividend Growth	$ 220,834,689	$ 237,312,655
From net realized gain
Dividend Growth	$ 1,096,480,687	$ 431,004,745

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2008 A	2007	2008 A	2007
Dividend Growth
Shares sold	49,078,011	88,615,138	$ 1,434,898,815	$ 2,819,194,121
Reinvestment of distributions .	41,882,633	21,336,033	1,277,083,594	650,321,523
Shares redeemed	(213,761,463)	(139,296,250)	(6,144,310,730)	(4,470,484,054)
Net increase (decrease)	(122,800,819)	(29,345,079)	$ (3,432,328,321)	$ (1,000,968,410)
Class K
Shares sold	3,608	-	$ 100,000	$ -
Net increase (decrease)	3,608	-	$ 100,000	$ -

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Dividend Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Dividend Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 22, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 218 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 377 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (63)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kenneth B. Robins (38)

Year of Election or Appointment: 2008

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of the fund. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds, President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of the fund. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the fund. Mr. Goebel also serves as Secretary and CLO of other Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of the fund. Mr. McGinty also serves as Assistant Secretary of Fidelity's other Equity and High Income Funds (2008-
present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) officer of the fund. Ms. Laurent also serves as AML officer of other Fidelity funds (2008-present) and is an employee of FMR LLC. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-
2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (49)

Year of Election or Appointment: 2008

Chief Financial Officer of the fund. Ms. Reynolds also serves as Chief Financial Officer of other Fidelity funds (2008-present). Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of Fidelity's Equity and High Income Funds (2004-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-
present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (40)

Year of Election or Appointment: 2008

Deputy Treasurer of the fund. Mr. Deberghes also serves as Deputy Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Dividend Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from the sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Dividend Growth	09/15/08	09/12/08	$.208	$1.00
Class K	09/15/08	09/12/08	$.219	$1.00

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2008 $673,432,751, or, if subsequently determined to be different, the net capital gain of such year.

A percentage of the dividends distributed during the fiscal year qualify for the dividends-received deduction for corporate shareholders.

	Dividend Growth	Class K
September 2007	78%	-
December 2007	92%	-

A percentage of the dividends distributed during the fiscal year may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Dividend Growth	Class K
September 2007	81%	-
December 2007	94%	-

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	30,242,569,269.49	94.915
Withheld	1,620,182,942.38	5.085
TOTAL	31,862,752,211.87	100.000
Dennis J. Dirks
Affirmative	30,356,248,026.80	95.272
Withheld	1,506,504,185.07	4.728
TOTAL	31,862,752,211.87	100.000
Edward C. Johnson 3d
Affirmative	30,163,300,902.81	94.666
Withheld	1,699,451,309.06	5.334
TOTAL	31,862,752,211.87	100.000
Alan J. Lacy
Affirmative	30,334,439,999.59	95.203
Withheld	1,528,312,212.28	4.797
TOTAL	31,862,752,211.87	100.000
Ned C. Lautenbach
Affirmative	30,317,381,535.59	95.150
Withheld	1,545,370,676.28	4.850
TOTAL	31,862,752,211.87	100.000
Joseph Mauriello
Affirmative	30,340,553,696.88	95.223
Withheld	1,522,198,514.99	4.777
TOTAL	31,862,752,211.87	100.000
Cornelia M. Small
Affirmative	30,337,552,071.15	95.213
Withheld	1,525,200,140.72	4.787
TOTAL	31,862,752,211.87	100.000
William S. Stavropoulos
Affirmative	30,240,356,579.51	94.908
Withheld	1,622,395,632.36	5.092
TOTAL	31,862,752,211.87	100.000
David M. Thomas
Affirmative	30,352,029,125.67	95.259
Withheld	1,510,723,086.20	4.741
TOTAL	31,862,752,211.87	100.000
Michael E. Wiley
Affirmative	30,333,540,290.12	95.201
Withheld	1,529,211,921.75	4.799
TOTAL	31,862,752,211.87	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
Affirmative	23,747,670,372.95	74.531
Against	5,357,217,831.03	16.814
Abstain	1,587,233,084.08	4.981
Broker Non-Votes	1,170,630,923.81	3.674
TOTAL	31,862,752,211.87	100.000
PROPOSAL 3

A shareholder proposal concerning "oversight procedures to screen out investments in companies that, in the judgement of the Board, substantially contribute to genocide, patterns of extraordinary and egregious violations of human rights, or crimes against humanity."

The fund did not achieve quorum with respect to this proposal, and therefore no action was taken at the meeting and subsequent adjournments. Because sufficient votes in favor of the proposal were not received, on June 18, 2008, the proxies in their discretion determined not to adjourn the meeting further on this item.

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Dividend Growth Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. (The fund did not offer Class K as of December 31, 2007.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Fidelity Dividend Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that may be taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Dividend Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

In connection with the renewal of the fund's management contract, the Board also approved non-material amendments to the fund's management contract to clarify certain provisions regarding the calculation of the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2007.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

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Annual Report

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DGF-UANN-0908
1.789245.105

Fidelity®
Growth & Income
Portfolio -

Growth & Income

Class K

Annual Report

July 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.fidelity.advisor.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Domestic and international securities markets have struggled thus far in 2008. High-grade fixed-income investments produced modestly positive results, but many stock benchmarks suffered double-digit losses through the first half of this year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2008	Past 1 year	Past 5 years	Past 10 years
Growth & Income	-20.91%	2.12%	0.79%
Class K A	-20.89%	2.13%	0.80%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Growth & Income, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Growth & Income, a class of the fund, on July 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Timothy Cohen, Portfolio Manager of Fidelity® Growth & Income Portfolio

Grim news about the U.S. economy forced most domestic equity benchmarks into negative territory for the 12 months ending July 31, 2008. Oil prices north of $140 per barrel, gasoline prices in excess of $4 per gallon and soaring food costs drove inflation and consumer prices higher. In response, consumer discretionary spending trended lower as Main Street tightened its purse strings. Wall Street, meanwhile, struggled under the weight of massive write-downs in the financials sector, an ongoing credit crisis and bleak housing data. In an effort to staunch the bleeding, the Federal Reserve Board cut interest rates on seven occasions during the past year. Nevertheless, investors fled the equity markets, and both the Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index fell to a threshold that many believe marks the official start of a "bear market." For the 12 months overall, the Dow slid 11.71%, the S&P 500® dropped 11.09% and the technology-heavy NASDAQ Composite® Index dipped 7.98%.

Growth & Income's Retail Class shares underperformed the benchmark, returning -20.91% for the year, versus the S&P 500's better results. (For specific performance results of the fund's new Class K shares, please refer to the performance section of this report.) The vast majority of the fund's underperformance came from the financials sector, where the fund maintained a large overweighting and caught the brunt of the subprime-mortgage-induced turmoil challenging the world's capital markets during the period. Unproductive stock picks in that toxic sector hurt as well, with the fund's seven-biggest detractors all falling within that group, including global insurance conglomerate American International Group, banking giant Wachovia, bond guarantor AMBAC Financial and investment banker Lehman Brothers. Offsetting some of the bad news were a few rewarding stock picks in the energy and health care sectors, among them natural gas producer Chesapeake Energy and genetics technology provider Illumina, an out-of-index holding.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 to July 31, 2008) for Growth & Income and for the entire period (May 9, 2008 to July 31, 2008) for Class K. The hypothetical expense Example is based on an investment of $1,000 invested for the one half year period (February 1, 2008 to July 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value	Ending Account Value July 31, 2008	Expenses Paid During Period
Growth and Income
Actual	$ 1,000.00	$ 846.60	$ 3.17 B
HypotheticalA	$ 1,000.00	$ 1,021.43	$ 3.47 C
Class K
Actual	$ 1,000.00	$ 867.80	$ 1.18 B
HypotheticalA	$ 1,000.00	$ 1,022.13	$ 2.77 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period) for Growth & Income and multiplied by 84/366 (to reflect the period May 9, 2008 to July 31, 2008) for Class K.

C Hypothetical expenses are equal to each Class' annualized expense ratio (shown in the table below) multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Growth and Income	.69%
Class K	.55%

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Bank of America Corp.	6.0	5.4
American International Group, Inc.	5.4	6.4
Procter & Gamble Co.	3.9	3.0
Wachovia Corp.	3.5	4.4
Cisco Systems, Inc.	3.0	0.0
Hewlett-Packard Co.	2.6	1.8
Google, Inc. Class A (sub. vtg.)	2.3	2.3
Staples, Inc.	2.1	2.2
CVS Caremark Corp.	2.0	1.2
General Electric Co.	2.0	5.5
	32.8
Top Five Market Sectors as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	29.7	33.3
Information Technology	17.7	12.3
Health Care	11.9	12.0
Industrials	11.1	12.3
Consumer Discretionary	10.6	11.6
Asset Allocation (% of fund's net assets)
As of July 31, 2008*		As of January 31, 2008**
	Stocks 99.1%		Stocks 99.4%
	Convertible Securities 0.4%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets 0.6%
* Foreign investments	23.0%	** Foreign investments	18.8%

Annual Report

Investments July 31, 2008

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 10.6%
Automobiles - 0.3%
Fiat SpA	2,200,000	$ 37,850
Distributors - 0.6%
Li & Fung Ltd.	22,000,000	75,151
Diversified Consumer Services - 0.6%
Apollo Group, Inc. Class A (non-vtg.) (a)	1,300,000	80,977
Household Durables - 3.3%
Centex Corp.	3,000,000	44,040
D.R. Horton, Inc. (d)	7,000,000	77,840
KB Home (d)	3,800,000	66,842
Ryland Group, Inc. (e)	2,500,000	51,475
Toll Brothers, Inc. (a)(d)	4,700,000	94,423
Whirlpool Corp.	1,000,000	75,700
		410,320
Media - 3.3%
Cablevision Systems Corp. - NY Group Class A (a)(d)	1,500,000	36,420
Central European Media Enterprises Ltd. Class A (a)	700,000	58,275
Comcast Corp. Class A	9,400,000	193,828
Focus Media Holding Ltd. ADR (a)(d)	2,100,000	62,391
Grupo Televisa SA de CV (CPO) sponsored ADR	2,700,000	60,723
		411,637
Specialty Retail - 2.1%
Staples, Inc.	11,500,000	258,750
Textiles, Apparel & Luxury Goods - 0.4%
Coach, Inc. (a)	1,000,000	25,510
Ports Design Ltd.	9,167,400	24,794
		50,304
TOTAL CONSUMER DISCRETIONARY		1,324,989
CONSUMER STAPLES - 7.1%
Food & Staples Retailing - 2.5%
CVS Caremark Corp.	7,000,000	255,500
X5 Retail Group NV GDR (a)(f)	2,000,000	60,000
		315,500
Food Products - 0.7%
Nestle SA (Reg.)	2,000,000	87,742
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Household Products - 3.9%
Procter & Gamble Co.	7,500,000	$ 491,100
TOTAL CONSUMER STAPLES		894,342
ENERGY - 8.9%
Energy Equipment & Services - 4.3%
BJ Services Co.	2,800,000	82,320
National Oilwell Varco, Inc. (a)	1,000,000	78,630
Schlumberger Ltd. (NY Shares)	2,500,000	254,000
Smith International, Inc.	700,000	52,066
Weatherford International Ltd. (a)	2,100,000	79,233
		546,249
Oil, Gas & Consumable Fuels - 4.6%
Canadian Natural Resources Ltd.	300,000	23,444
Chesapeake Energy Corp.	2,200,000	110,330
EOG Resources, Inc.	1,150,000	115,610
Occidental Petroleum Corp.	2,000,000	157,660
Plains Exploration & Production Co. (a)	1,150,000	64,366
Ultra Petroleum Corp. (a)	1,000,000	71,380
XTO Energy, Inc.	700,000	33,061
		575,851
TOTAL ENERGY		1,122,100
FINANCIALS - 29.3%
Capital Markets - 3.6%
AP Alternative Assets, L.P. Restricted Depositary Units (a)(f)	4,454,200	48,952
KKR Private Equity Investors, LP	4,229,227	58,152
KKR Private Equity Investors, LP Restricted Depositary Units (f)	6,842,100	94,079
Lehman Brothers Holdings, Inc. (d)	4,500,000	78,030
State Street Corp.	2,400,000	171,936
		451,149
Commercial Banks - 4.2%
Wachovia Corp. (d)	25,000,000	431,750
Wells Fargo & Co.	3,000,000	90,810
		522,560
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Consumer Finance - 1.6%
American Express Co.	3,500,000	$ 129,920
Capital One Financial Corp. (d)	1,700,000	71,162
		201,082
Diversified Financial Services - 8.0%
Bank of America Corp.	23,000,000	756,696
CIT Group, Inc.	3,316,400	28,123
Citigroup, Inc.	5,000,000	93,450
JPMorgan Chase & Co.	3,100,000	125,953
		1,004,222
Insurance - 10.7%
ACE Ltd.	2,800,000	141,960
AMBAC Financial Group, Inc. (d)(e)	21,000,000	52,920
American International Group, Inc. (d)	26,000,000	677,300
Assured Guaranty Ltd. (e)	6,000,000	68,760
Everest Re Group Ltd.	500,000	40,900
Hartford Financial Services Group, Inc.	2,400,000	152,136
MBIA, Inc. (d)	5,000,000	29,650
RenaissanceRe Holdings Ltd.	2,650,000	134,806
XL Capital Ltd.	1,562,500	27,953
XL Capital Ltd. Class A	937,500	16,772
		1,343,157
Real Estate Management & Development - 0.4%
CB Richard Ellis Group, Inc. Class A (a)(d)	4,070,922	57,196
Thrifts & Mortgage Finance - 0.8%
Fannie Mae	6,000,000	69,000
MGIC Investment Corp. (d)	4,500,000	28,800
Radian Group, Inc. (d)	3,500,000	6,090
		103,890
TOTAL FINANCIALS		3,683,256
HEALTH CARE - 11.9%
Biotechnology - 5.7%
Amgen, Inc. (a)	3,400,000	212,942
Celgene Corp. (a)	1,250,000	94,363
Cephalon, Inc. (a)	1,000,000	73,160
Genentech, Inc. (a)	1,250,000	119,063
MannKind Corp. (a)(d)	3,500,000	12,705
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Myriad Genetics, Inc. (a)(d)	1,400,000	$ 93,100
Vertex Pharmaceuticals, Inc. (a)	3,100,000	106,950
		712,283
Health Care Providers & Services - 2.5%
CIGNA Corp.	1,600,000	59,232
Medco Health Solutions, Inc. (a)	2,100,000	104,118
UnitedHealth Group, Inc.	2,900,000	81,432
WellPoint, Inc. (a)	1,300,000	68,185
		312,967
Life Sciences Tools & Services - 0.7%
Illumina, Inc. (a)(d)	950,000	88,578
Pharmaceuticals - 3.0%
Allergan, Inc.	2,600,000	135,018
Elan Corp. PLC sponsored ADR (a)	3,500,000	70,175
Roche Holding AG (participation certificate)	600,000	110,873
Teva Pharmaceutical Industries Ltd. sponsored ADR (d)	1,300,000	58,292
		374,358
TOTAL HEALTH CARE		1,488,186
INDUSTRIALS - 11.1%
Aerospace & Defense - 1.6%
Honeywell International, Inc.	3,900,000	198,276
Airlines - 0.1%
UAL Corp.	2,200,000	18,282
Commercial Services & Supplies - 1.3%
Robert Half International, Inc.	6,500,000	164,385
Electrical Equipment - 4.3%
Evergreen Solar, Inc. (a)(d)(e)	9,000,000	84,060
Q-Cells AG (a)(d)	1,200,000	116,258
Renewable Energy Corp. AS (a)	3,300,000	95,567
SolarWorld AG	2,400,000	111,862
Sunpower Corp. Class A (a)(d)	400,000	31,508
Suntech Power Holdings Co. Ltd. sponsored ADR (a)(d)	2,800,000	93,688
		532,943
Industrial Conglomerates - 2.0%
General Electric Co.	9,000,000	254,610
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - 1.8%
Eaton Corp.	700,000	$ 49,728
Illinois Tool Works, Inc.	3,700,000	173,345
		223,073
TOTAL INDUSTRIALS		1,391,569
INFORMATION TECHNOLOGY - 17.7%
Communications Equipment - 4.3%
Cisco Systems, Inc. (a)	17,000,000	373,830
Corning, Inc.	8,500,000	170,085
		543,915
Computers & Peripherals - 2.6%
Hewlett-Packard Co.	7,300,000	327,040
Electronic Equipment & Instruments - 1.1%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	20,000,000	96,652
Motech Industries, Inc.	7,000,000	39,803
		136,455
Internet Software & Services - 2.3%
Google, Inc. Class A (sub. vtg.) (a)	600,000	284,250
IT Services - 3.6%
Accenture Ltd. Class A	1,500,000	62,640
Cognizant Technology Solutions Corp. Class A (a)	7,200,000	202,104
Infosys Technologies Ltd. sponsored ADR	1,400,000	55,146
Satyam Computer Services Ltd. sponsored ADR	2,700,000	57,618
Visa, Inc.	950,000	69,407
		446,915
Semiconductors & Semiconductor Equipment - 3.3%
Applied Materials, Inc.	5,000,000	86,600
ARM Holdings PLC	61,000,000	115,054
ASML Holding NV (NY Shares)	2,500,000	56,975
MediaTek, Inc.	4,040,000	41,895
Taiwan Semiconductor Manufacturing Co. Ltd.	65,327,716	118,021
		418,545
Software - 0.5%
Autonomy Corp. PLC (a)	3,000,000	63,208
TOTAL INFORMATION TECHNOLOGY		2,220,328
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - 0.9%
Metals & Mining - 0.9%
ArcelorMittal SA (NY Shares) Class A	450,000	$ 39,339
Timminco Ltd. (a)(d)	3,200,000	75,636
		114,975
UTILITIES - 1.6%
Electric Utilities - 0.9%
Entergy Corp.	1,000,000	106,920
Independent Power Producers & Energy Traders - 0.7%
Constellation Energy Group, Inc.	1,100,000	91,476
TOTAL UTILITIES		198,396
TOTAL COMMON STOCKS (Cost $14,393,039)		12,438,141
Convertible Preferred Stocks - 0.4%

FINANCIALS - 0.4%
Capital Markets - 0.4%
Lehman Brothers Holdings, Inc. Series P, 7.25%	75,000	48,750
Diversified Financial Services - 0.0%
CIT Group, Inc. Series C, 8.75%	133,100	6,245
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $81,655)		54,995
Money Market Funds - 7.5%

Fidelity Securities Lending Cash Central Fund, 2.37% (b)(c) (Cost $936,400)	936,400,089	936,400
TOTAL INVESTMENT PORTFOLIO - 107.0% (Cost $15,411,094)		13,429,536
NET OTHER ASSETS - (7.0)%		(877,752)
NET ASSETS - 100%		$ 12,551,784
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $203,031,000 or 1.6% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 1,970
Fidelity Securities Lending Cash Central Fund	7,184
Total	$ 9,154
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
AMBAC Financial Group, Inc.	$ -	$ 372,206	$ 3,374	$ 1,941	$ 52,920
Assured Guaranty Ltd.	-	121,200	5,014	261	68,760
Evergreen Solar, Inc.	31,654	59,040	-	-	84,060
Illumina, Inc.	132,153	-	134,477	-	-
MGIC Investment Corp.	180,856	8,429	15,616	1,497	-
RenaissanceRe Holdings Ltd.	208,806	-	59,390	2,722	-
Robert Half International, Inc.	305,910	8,323	75,747	3,501	-
Ryland Group, Inc.	106,400	13,164	36,918	1,488	51,475
Sirtris Pharmaceuticals, Inc.	4,238	20,791	37,875	-	-
Standard Pacific Corp.	59,240	-	13,303	160	-
Total	$ 1,029,257	$ 603,153	$ 381,714	$ 11,570	$ 257,215
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	77.0%
Bermuda	3.2%
United Kingdom	3.0%
Switzerland	2.7%
Taiwan	2.3%
Netherlands Antilles	2.0%
Germany	1.8%
Canada	1.4%
Netherlands	1.0%
Others (individually less than 1%)	5.6%
100.0%
Income Tax Information
The fund intends to elect to defer to its fiscal year ending July 31, 2009 approximately $69,150,000 of losses recognized during the period November 1, 2007 to July 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2008
Assets
Investment in securities, at value (including securities loaned of $921,664) - See accompanying schedule: Unaffiliated issuers (cost $13,815,555)	$ 12,235,921
Fidelity Central Funds (cost $936,400)	936,400
Other affiliated issuers (cost $659,139)	257,215
Total Investments (cost $15,411,094)		$ 13,429,536
Cash		1
Foreign currency held at value (cost $1,215)		1,209
Receivable for investments sold		198,163
Receivable for fund shares sold		5,063
Dividends receivable		14,665
Distributions receivable from Fidelity Central Funds		678
Prepaid expenses		26
Other receivables		923
Total assets		13,650,264

Liabilities
Payable for investments purchased	$ 81,320
Payable for fund shares redeemed	58,558
Accrued management fee	4,733
Notes payable to affiliates	13,704
Other affiliated payables	2,632
Other payables and accrued expenses	1,133
Collateral on securities loaned, at value	936,400
Total liabilities		1,098,480

Net Assets		$ 12,551,784
Net Assets consist of:
Paid in capital		$ 14,586,897
Undistributed net investment income		17,315
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(70,798)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,981,630)
Net Assets		$ 12,551,784

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2008
Growth and Income: Net Asset Value, offering price and redemption price per share ($12,551,697.470 ÷ 573,690.087 shares)	$ 21.88

Class K: Net Asset Value, offering price and redemption price per share ($86.784 ÷ 3.966 shares)	$ 21.88

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2008
Investment Income
Dividends (including $11,570 earned from other affiliated issuers)		$ 339,876
Interest		376
Income from Fidelity Central Funds		9,154
Total income		349,406

Expenses
Management fee	$ 81,290
Transfer agent fees	35,081
Accounting and security lending fees	1,742
Custodian fees and expenses	946
Independent trustees' compensation	80
Depreciation in deferred trustee compensation account	(6)
Registration fees	78
Audit	146
Legal	385
Interest	421
Miscellaneous	1,249
Total expenses before reductions	121,412
Expense reductions	(1,309)	120,103
Net investment income (loss)		229,303
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	797,181
Other affiliated issuers	(61,531)
Foreign currency transactions	(788)
Total net realized gain (loss)		734,862
Change in net unrealized appreciation (depreciation) on: Investment securities	(4,659,531)
Assets and liabilities in foreign currencies	(73)
Total change in net unrealized appreciation (depreciation)		(4,659,604)
Net gain (loss)		(3,924,742)
Net increase (decrease) in net assets resulting from operations		$ (3,695,439)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2008	Year ended July 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 229,303	$ 245,493
Net realized gain (loss)	734,862	4,016,569
Change in net unrealized appreciation (depreciation)	(4,659,604)	(36,094)
Net increase (decrease) in net assets resulting from operations	(3,695,439)	4,225,968
Distributions to shareholders from net investment income	(214,589)	(249,549)
Distributions to shareholders from net realized gain	(2,632,786)	(5,102,919)
Total distributions	(2,847,375)	(5,352,468)
Share transactions - net increase (decrease)	(3,598,621)	(5,041,032)
Total increase (decrease) in net assets	(10,141,435)	(6,167,532)

Net Assets
Beginning of period	22,693,219	28,860,751
End of period (including undistributed net investment income of $17,315 and distributions in excess of net investment income of $1,828, respectively)	$ 12,551,784	$ 22,693,219

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth and Income

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 31.92	$ 34.16	$ 38.42	$ 35.46	$ 32.84
Income from Investment Operations
Net investment income (loss) B	.35	.27	.34	.60 E	.40
Net realized and unrealized gain (loss)	(6.25)	3.84	.18	3.31	2.63
Total from investment operations	(5.90)	4.11	.52	3.91	3.03
Distributions from net investment income	(.33)	(.27)	(.38)	(.61)	(.41)
Distributions from net realized gain	(3.81)	(6.08)	(4.40)	(.34)	-
Total distributions	(4.14)	(6.35)	(4.78)	(.95)	(.41)
Net asset value, end of period	$ 21.88	$ 31.92	$ 34.16	$ 38.42	$ 35.46
Total Return A	(20.91)%	14.28%	1.22%	11.15%	9.24%
Ratios to Average Net Assets C,F
Expenses before reductions	.68%	.68%	.69%	.69%	.70%
Expenses net of fee waivers, if any	.68%	.68%	.69%	.69%	.70%
Expenses net of all reductions	.67%	.67%	.65%	.68%	.69%
Net investment income (loss)	1.29%	.84%	.94%	1.63% E	1.13%
Supplemental Data
Net assets, end of period (in millions)	$ 12,552	$ 22,693	$ 28,861	$ 31,789	$ 29,776
Portfolio turnover rate D	52%	52%	120%	31%	30%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.27%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Period ended July 31,

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 25.34
Income from Investment Operations
Net investment income (loss) D	.09
Net realized and unrealized gain (loss)	(3.45)
Total from investment operations	(3.36)
Distributions from net investment income	(.10)
Net asset value, end of period	$ 21.88
Total Return B,C	(13.22)%
Ratios to Average Net Assets E,H
Expenses before reductions	.55% A
Expenses net of fee waivers, if any	.55% A
Expenses net of all reductions	.55% A
Net investment income (loss)	1.73% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 87
Portfolio turnover rate F	52%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2008

1. Organization.

Fidelity Growth & Income Portfolio (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. On January 17, 2008, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of shares of Class K and the existing class was designated Growth & Income on May 9, 2008. The Fund offers Growth & Income, and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. In order to disclose class level financial information dollar amounts presented in the notes are unrounded. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds , including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-
dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation and losses deferred due to wash sales, and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,590,500,597
Unrealized depreciation	(3,680,904,709)
Net unrealized appreciation (depreciation)	(2,090,404,112)
Undistributed ordinary income	18,031,173
Undistributed long-term capital gain	16,990,994

Cost for federal income tax purposes	$ 15,519,940,032

The tax character of distributions paid was as follows:

	July 31, 2008	July 31, 2007
Ordinary Income	$ 576,239,769	$ 371,432,998
Long-term Capital Gains	2,271,135,045	4,981,034,126
Total	$ 2,847,374,814	$ 5,352,467,124

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $9,313,899,839 and $15,391,353,178, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of Growth & Income and asset-based fees of .05% of average net assets for Class K. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for Growth & Income. For the period, the transfer agent fees for Growth & Income were equivalent to an annual rate of .20% of average net assets.

For the period, the total transfer agent fees paid by each class were as follows:

Amount
Growth and Income	$ 35,081,280
Class K	12

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $111,419 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented under the caption "Notes Payable to Affiliates" in the Fund's Statement of Assets and Liabilities. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 24,776,136	4.38%	$ 355,333

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $48,636 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $7,183,755.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $44,633,727. The weighted average interest rate was 4.84%. The interest expense amounted to $66,037 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Growth & Income's operating expenses. During the period, this reimbursement reduced the class' expenses by $12,755.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $547,312 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5,415. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Growth and Income	$ 743,683

Annual Report

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $1,812,898, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2008 A	2007
From net investment income
Growth and Income	$ 214,588,903	$ 249,548,538
Class K	406	-
Total	$ 214,589,309	$ 249,548,538
From net realized gain
Growth and Income	$ 2,632,785,503	$ 5,102,918,586
Class K	-	-
Total	$ 2,632,785,503	$ 5,102,918,586

A Distributions for Class K are for the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

Annual Report

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2008 A	2007	2008 A	2007
Growth and Income
Shares sold	47,943,646	104,430,427	$ 1,282,795,975	$ 3,378,424,748
Reinvestment of distributions	99,265,243	180,580,075	2,778,444,196	5,231,624,230
Shares redeemed	(284,542,625)	(418,890,443)	(7,659,963,140)	(13,651,080,773)
Net increase (decrease)	(137,333,736)	(133,879,941)	$ (3,598,722,969)	$ (5,041,031,795)
Class K
Shares sold	3,946	-	$ 100,000	-
Reinvestment of distributions	20	-	406	-
Shares redeemed	-	-	-	-
Net increase (decrease)	3,966	-	$ 100,406	$ -

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Growth & Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth & Income Portfolio (a fund of Fidelity Securities Fund) at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Growth & Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 22, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 218 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 377 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance
Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (63)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kenneth B. Robins (38)

Year of Election or Appointment: 2008

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of the fund. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds, President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of the fund. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the fund. Mr. Goebel also serves as Secretary and CLO of other Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of the fund. Mr. McGinty also serves as Assistant Secretary of Fidelity's other Equity and High Income Funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) officer of the fund. Ms. Laurent also serves as AML officer of other Fidelity funds (2008-present) and is an employee of FMR LLC. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (49)

Year of Election or Appointment: 2008

Chief Financial Officer of the fund. Ms. Reynolds also serves as Chief Financial Officer of other Fidelity funds (2008-present). Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms.
Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of Fidelity's Equity and High Income Funds (2004-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (40)

Year of Election or Appointment: 2008

Deputy Treasurer of the fund. Mr. Deberghes also serves as Deputy Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth & Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income.

	Pay Date	Record Date	Dividends	Capital Gains
Growth & Income Class	09/15/08	09/12/08	-	$0.03
Class K	09/15/08	09/12/08	-	$0.03

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2008, $860,250,349, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.06% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

A percentage of the dividends distributed during the fiscal year may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Growth & Income Class	Class K
September 2007	29%	-
October 2007	100%	-
December 2007	100%	-
April 2008	100%	-
July 2008	100%	100%

A percentage of the dividends distributed during the fiscal year qualify for the dividends-received deduction for corporate shareholders.

	Growth & Income Class	Class K
September 2007	15%	-
October 2007	100%	-
December 2007	100%	-
April 2008	100%	-
July 2008	100%	100%

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	30,242,569,269.49	94.915
Withheld	1,620,182,942.38	5.085
TOTAL	31,862,752,211.87	100.000
Dennis J. Dirks
Affirmative	30,356,248,026.80	95.272
Withheld	1,506,504,185.07	4.728
TOTAL	31,862,752,211.87	100.000
Edward C. Johnson 3d
Affirmative	30,163,300,902.81	94.666
Withheld	1,699,451,309.06	5.334
TOTAL	31,862,752,211.87	100.000
Alan J. Lacy
Affirmative	30,334,439,999.59	95.203
Withheld	1,528,312,212.28	4.797
TOTAL	31,862,752,211.87	100.000
Ned C. Lautenbach
Affirmative	30,317,381,535.59	95.150
Withheld	1,545,370,676.28	4.850
TOTAL	31,862,752,211.87	100.000
Joseph Mauriello
Affirmative	30,340,553,696.88	95.223
Withheld	1,522,198,514.99	4.777
TOTAL	31,862,752,211.87	100.000
Cornelia M. Small
Affirmative	30,337,552,071.15	95.213
Withheld	1,525,200,140.72	4.787
TOTAL	31,862,752,211.87	100.000
William S. Stavropoulos
Affirmative	30,240,356,579.51	94.908
Withheld	1,622,395,632.36	5.092
TOTAL	31,862,752,211.87	100.000
David M. Thomas
Affirmative	30,352,029,125.67	95.259
Withheld	1,510,723,086.20	4.741
TOTAL	31,862,752,211.87	100.000
Michael E. Wiley
Affirmative	30,333,540,290.12	95.201
Withheld	1,529,211,921.75	4.799
TOTAL	31,862,752,211.87	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
Affirmative	23,747,670,372.95	74.531
Against	5,357,217,831.03	16.814
Abstain	1,587,233,084.08	4.981
Broker Non-Votes	1,170,630,923.81	3.674
TOTAL	31,862,752,211.87	100.000
PROPOSAL 3

A shareholder proposal concerning "oversight procedures to screen out investments in companies that, in the judgement of the Board, substantially contribute to genocide, patterns of extraordinary and egregious violations of human rights, or crimes against humanity."

The fund did not achieve quorum with respect to this proposal, and therefore no action was taken at the meeting and subsequent adjournments. Because sufficient votes in favor of the proposal were not received, on June 18, 2008, the proxies in their discretion determined not to adjourn the meeting further on this item.

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth & Income Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. (The fund did not offer Class K as of December 31, 2007.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Growth & Income Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that may be taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Growth & Income Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

GAI-UANN-0908
1.874515.100

Fidelity®
International Real Estate
Fund

Annual Report

July 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Domestic and international securities markets have struggled thus far in 2008. High-grade fixed-income investments produced modestly positive results, but many stock benchmarks suffered double-digit losses through the first half of this year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2008	Past 1 year	Life of fund A
International Real Estate	-22.97%	9.50%

A From September 8, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in International Real Estate, a class of the fund, on September 8, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Europe, Australasia, Far East (MSCI EAFE®) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Steven Buller, Portfolio Manager of Fidelity® International Real Estate Fund

The year ending July 31, 2008, was extremely challenging for investors in international property stocks, although a weaker dollar helped temper the negative performance for U.S. investors. Commercial real estate values fell around the world, although not all at the same time or to the same degree. The troubles began in the United Kingdom, which struggled with declining demand for property coupled with excess supply. Next was continental Europe, which faced similar trends, although its challenges tended to be more demand- than supply-driven. The same was true of Japan. While Australia's property market remained fundamentally intact, many companies in that country struggled with balance sheet problems and excess debt levels. Hong Kong, Singapore and most emerging markets were the last to slow down, although they were hardly immune from the global credit crunch. In all, international property stocks, as measured by the EPRA/NAREIT Global Real Estate ex North America Index, declined 20.95% during the past year. The broad international stock market, as measured by the MSCI® Europe, Australasia, Far East Index (MSCI EAFE®), dropped 12.04%.

International Real Estate returned -22.97% during the past year, lagging the EPRA/NAREIT and the MSCI EAFE indexes. Relative to the EPRA/NAREIT index, the fund was hurt by weak security selection, especially in the United Kingdom. Timely U.K. trading, however, helped counter some of that negative impact. Weak stock picks in Japan and the Philippines also detracted, as did poor results among residential property companies. In contrast, a combination of positive stock and country selection in Australia and Greece contributed, as did a modest cash position. The fund's biggest individual detractor was U.K.-based retail company and funds manager Capital & Regional. This position - which I sold in the second half of the period - lagged as a result of the weak U.K. economic and retail environment. Another weak performer was German residential developer Patrizia Immobilien, which was hurt by poor execution of its business model. I sold this stock as well. Diversified Australian developer and funds manager Charter Hall Group also lagged. In contrast, the biggest individual positive was avoiding benchmark component Centro Property Group, an Australian company hurt by relatively high debt levels and an overly aggressive business model. Overweighting Greek developer Babis Vovos also contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 to July 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2008	Ending Account Value July 31, 2008	Expenses Paid During Period* February 1, 2008 to July 31, 2008
Class A
Actual	$ 1,000.00	$ 836.30	$ 6.30
HypotheticalA	$ 1,000.00	$ 1,018.00	$ 6.92
Class T
Actual	$ 1,000.00	$ 835.60	$ 7.44
HypotheticalA	$ 1,000.00	$ 1,016.76	$ 8.17
Class B
Actual	$ 1,000.00	$ 833.10	$ 9.75
HypotheticalA	$ 1,000.00	$ 1,014.22	$ 10.72
Class C
Actual	$ 1,000.00	$ 832.90	$ 9.75
HypotheticalA	$ 1,000.00	$ 1,014.22	$ 10.72
International Real Estate
Actual	$ 1,000.00	$ 837.60	$ 5.12
HypotheticalA	$ 1,000.00	$ 1,019.29	$ 5.62
Institutional Class
Actual	$ 1,000.00	$ 837.40	$ 5.21
HypotheticalA	$ 1,000.00	$ 1,019.19	$ 5.72

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.38%
Class T	1.63%
Class B	2.14%
Class C	2.14%
International Real Estate	1.12%
Institutional Class	1.14%

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Westfield Group unit	7.8	7.4
Sun Hung Kai Properties Ltd.	7.2	7.7
Mitsubishi Estate Co. Ltd.	7.2	5.1
Unibail-Rodamco	6.7	5.2
Mitsui Fudosan Co. Ltd.	5.5	2.9
Land Securities Group PLC	3.3	4.5
CapitaLand Ltd.	3.2	2.3
Babis Vovos International Technical SA	3.1	2.8
China Overseas Land & Investment Ltd.	3.1	1.8
Hong Kong Land Holdings Ltd.	2.9	2.3
	50.0
Top Five Countries as of July 31, 2008
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Hong Kong	22.2	20.6
Japan	18.5	15.3
Australia	15.7	17.3
France	9.5	6.3
United Kingdom	9.5	17.5
Percentages are adjusted for the effect of open futures contracts, if applicable.
Top Five REIT Sectors as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Management/Investment	27.4	29.4
REITs - Office Buildings	6.8	9.2
REITs - Shopping Centers	5.3	4.3
REITs - Industrial Buildings	4.9	2.5
REITs - Apartments	0.0	1.5
Asset Allocation (% of fund's net assets)
As of July 31, 2008 *		As of January 31, 2008 **
	Stocks and Investment Companies 96.9%		Stocks and Investment Companies 96.7%
	Short-Term Investments and Net Other Assets 3.1%		Short-Term Investments and Net Other Assets 3.3%
* Foreign investments	96.2%	** Foreign investments	96.7%

Annual Report

Investments July 31, 2008

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value
Australia - 15.7%
CFS Retail Property Trust (d)	5,171,178	$ 9,933,657
Charter Hall Group unit	5,796,676	5,130,934
DEXUS Property Group unit	4,598,485	6,062,229
Goodman Group unit	5,106,779	12,262,436
Stockland Corp. Ltd. unit	2,462,106	10,734,387
The GPT Group unit	2,119,378	3,033,483
Westfield Group unit	3,067,771	46,740,242
TOTAL AUSTRALIA		93,897,368
Bermuda - 0.6%
HKC Holdings Ltd.	23,359,000	3,862,427
Brazil - 0.7%
Iguatemi Empresa de Shopping Centers SA	326,000	4,161,924
Cayman Islands - 1.3%
Central China Real Estate Ltd.	2,251,000	628,997
KWG Property Holding Ltd.	2,210,000	1,291,735
New World China Land Ltd. (d)	12,406,200	5,740,666
TOTAL CAYMAN ISLANDS		7,661,398
China - 1.0%
China Resources Land Ltd.	4,302,000	5,701,738
Cyprus - 0.3%
Mirland Development Corp. PLC (a)	293,400	1,591,443
Finland - 1.9%
Citycon Oyj (d)	3,003,403	11,456,160
France - 9.5%
Fonciere Des Regions	87,800	11,013,192
Societe de la Tour Eiffel	48,800	5,768,704
Unibail-Rodamco	179,417	40,136,826
TOTAL FRANCE		56,918,722
Germany - 1.0%
DIC Asset AG	241,960	5,717,389
Greece - 3.1%
Babis Vovos International Technical SA (a)	611,830	18,679,326
Hong Kong - 22.2%
China Overseas Land & Investment Ltd.	10,382,000	18,603,922
Hang Lung Properties Ltd.	5,409,000	17,228,985
Hong Kong Land Holdings Ltd.	4,238,000	17,502,940
Hysan Development Co. Ltd.	1,058,032	3,031,047
Kerry Properties Ltd.	1,521,411	8,132,029
Common Stocks - continued
	Shares	Value
Hong Kong - continued
Link (REIT)	1,881,915	$ 4,221,379
New World Development Co. Ltd.	6,413,000	12,083,560
Sino Land Co.	4,414,174	8,883,118
Sun Hung Kai Properties Ltd.	2,890,000	43,341,109
TOTAL HONG KONG		133,028,089
Italy - 1.0%
Immobiliare Grande Distribuzione SpA	1,817,700	5,811,661
Japan - 18.5%
Aeon Mall Co. Ltd.	162,600	4,867,903
Kenedix Realty Investment Corp.	1,491	7,421,142
Kenedix, Inc.	2,372	1,728,049
Mitsubishi Estate Co. Ltd.	1,780,000	42,868,010
Mitsui Fudosan Co. Ltd.	1,459,000	33,007,028
Nippon Building Fund, Inc.	1,454	17,250,163
ORIX JREIT, Inc.	605	3,375,753
TOTAL JAPAN		110,518,048
Netherlands - 1.5%
Eurocommercial Properties NV (Certificaten Van Aandelen) unit	190,432	8,944,429
Norway - 0.4%
Norwegian Property ASA (d)	517,000	2,108,208
Philippines - 1.2%
Ayala Land, Inc.	20,636,760	4,572,985
Filinvest Land, Inc.	159,414,000	2,883,690
TOTAL PHILIPPINES		7,456,675
Russia - 0.6%
PIK Group GDR (e)	163,600	3,762,800
Singapore - 5.7%
Ascendas Real Estate Investment Trust (A-REIT)	3,806,000	6,401,784
CapitaLand Ltd.	4,644,900	19,362,242
CapitaMall Trust	3,434,000	7,534,006
City Developments Ltd.	121,900	1,023,411
TOTAL SINGAPORE		34,321,443
United Kingdom - 9.5%
Big Yellow Group PLC (d)	315,000	1,938,599
British Land Co. PLC	878,600	12,153,635
Hammerson PLC	768,500	14,530,504
Land Securities Group PLC	772,600	19,659,110
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Minerva PLC (a)	580,000	$ 1,507,538
Unite Group PLC	1,807,900	7,072,457
TOTAL UNITED KINGDOM		56,861,843
United States of America - 0.7%
ProLogis Trust	85,000	4,154,800
TOTAL COMMON STOCKS (Cost $658,770,977)		576,615,891
Investment Companies - 0.5%

Luxembourg - 0.5%
ProLogis European Properties Fund (Cost $4,905,943)	252,000	3,298,789
Money Market Funds - 4.8%

Fidelity Cash Central Fund, 2.35% (b)	15,561,585	15,561,585
Fidelity Securities Lending Cash Central Fund, 2.37% (b)(c)	13,091,628	13,091,628
TOTAL MONEY MARKET FUNDS (Cost $28,653,213)		28,653,213
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $692,330,133)		608,567,893
NET OTHER ASSETS - (1.7)%		(10,344,855)
NET ASSETS - 100%		$ 598,223,038
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,762,800 or 0.6% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 737,983
Fidelity Securities Lending Cash Central Fund	603,846
Total	$ 1,341,829
Income Tax Information
The fund intends to elect to defer to its fiscal year ending July 31, 2009 approximately $91,247,042 of losses recognized during the period November 1, 2007 to July 31, 2008.

The fund intends to elect to defer to its fiscal year ending July 31, 2009 approximately $51,983,093 of passive foreign investment company losses recognized during the period November 1, 2007 to July 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2008

Assets
Investment in securities, at value (including securities loaned of $11,793,441) - See accompanying schedule: Unaffiliated issuers (cost $663,676,920)	$ 579,914,680
Fidelity Central Funds (cost $28,653,213)	28,653,213
Total Investments (cost $692,330,133)		$ 608,567,893
Receivable for investments sold		415,537
Receivable for fund shares sold		895,865
Dividends receivable		2,642,340
Distributions receivable from Fidelity Central Funds		104,668
Prepaid expenses		1,115
Other receivables		560,226
Total assets		613,187,644

Liabilities
Payable for fund shares redeemed	$ 1,222,720
Accrued management fee	353,446
Distribution fees payable	7,991
Other affiliated payables	189,988
Other payables and accrued expenses	98,833
Collateral on securities loaned, at value	13,091,628
Total liabilities		14,964,606

Net Assets		$ 598,223,038
Net Assets consist of:
Paid in capital		$ 836,782,523
Distributions in excess of net investment income		(51,983,093)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(102,800,219)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(83,776,173)
Net Assets		$ 598,223,038

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($9,975,762 ÷ 938,143 shares)	$ 10.63

Maximum offering price per share (100/94.25 of $10.63)	$ 11.28
Class T: Net Asset Value and redemption price per share ($7,566,088 ÷ 712,454 shares)	$ 10.62

Maximum offering price per share (100/96.50 of $10.62)	$ 11.01
Class B: Net Asset Value and offering price per share ($930,004 ÷ 87,863 shares)A	$ 10.58

Class C: Net Asset Value and offering price per share ($3,476,994 ÷ 328,913 shares)A	$ 10.57

International Real Estate Net Asset Value, offering price and redemption price per share ($572,984,899 ÷ 53,656,509 shares)	$ 10.68

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,289,291 ÷ 308,629 shares)	$ 10.66

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2008

Investment Income
Dividends		$ 24,245,635
Interest		22,594
Income from Fidelity Central Funds		1,341,829
		25,610,058
Less foreign taxes withheld		(2,019,537)
Total income		23,590,521

Expenses
Management fee	$ 5,688,515
Transfer agent fees	2,218,287
Distribution fees	82,995
Accounting and security lending fees	390,709
Custodian fees and expenses	365,705
Independent trustees' compensation	3,595
Registration fees	90,287
Audit	69,362
Legal	5,241
Interest	23,066
Miscellaneous	71,028
Total expenses before reductions	9,008,790
Expense reductions	(316,464)	8,692,326
Net investment income (loss)		14,898,195
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(74,943,285)
Foreign currency transactions	66,799
Total net realized gain (loss)		(74,876,486)
Change in net unrealized appreciation (depreciation) on: Investment securities	(134,156,478)
Assets and liabilities in foreign currencies	(88,300)
Total change in net unrealized appreciation (depreciation)		(134,244,778)
Net gain (loss)		(209,121,264)
Net increase (decrease) in net assets resulting from operations		$ (194,223,069)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2008	Year ended July 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 14,898,195	$ 19,060,502
Net realized gain (loss)	(74,876,486)	65,469,181
Change in net unrealized appreciation (depreciation)	(134,244,778)	11,371,284
Net increase (decrease) in net assets resulting from operations	(194,223,069)	95,900,967
Distributions to shareholders from net investment income	(18,764,211)	(8,677,416)
Distributions to shareholders from net realized gain	(91,321,071)	(61,685,812)
Total distributions	(110,085,282)	(70,363,228)
Share transactions - net increase (decrease)	(143,878,212)	571,194,492
Redemption fees	522,585	1,300,956
Total increase (decrease) in net assets	(447,663,978)	598,033,187

Net Assets
Beginning of period	1,045,887,016	447,853,829
End of period (including distributions in excess of net investment income of $51,983,093 and undistributed net investment income of $15,501,269, respectively)	$ 598,223,038	$ 1,045,887,016

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2008

2007 I

Selected Per-Share Data
Net asset value, beginning of period	$ 15.71	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.20	.11
Net realized and unrealized gain (loss)	(3.48)	(1.87) H
Total from investment operations	(3.28)	(1.76)
Distributions from net investment income	(.31)	-
Distributions from net realized gain	(1.50)	-
Total distributions	(1.81)	-
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 10.63	$ 15.71
Total Return B, C, D	(23.20)%	(10.02)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.38%	1.37% A
Expenses net of fee waivers, if any	1.38%	1.37% A
Expenses net of all reductions	1.35%	1.26% A
Net investment income (loss)	1.58%	2.08% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,976	$ 5,087
Portfolio turnover rate G	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,

2008

2007 I

Selected Per-Share Data
Net asset value, beginning of period	$ 15.70	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.17	.10
Net realized and unrealized gain (loss)	(3.48)	(1.87) H
Total from investment operations	(3.31)	(1.77)
Distributions from net investment income	(.28)	-
Distributions from net realized gain	(1.50)	-
Total distributions	(1.78)	-
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 10.62	$ 15.70
Total Return B, C, D	(23.39)%	(10.08)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.64%	1.61% A
Expenses net of fee waivers, if any	1.64%	1.61% A
Expenses net of all reductions	1.60%	1.51% A
Net investment income (loss)	1.32%	1.90% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,566	$ 2,398
Portfolio turnover rate G	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,

2008

2007 I

Selected Per-Share Data
Net asset value, beginning of period	$ 15.67	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.11	.07
Net realized and unrealized gain (loss)	(3.48)	(1.87) H
Total from investment operations	(3.37)	(1.80)
Distributions from net investment income	(.23)	-
Distributions from net realized gain	(1.50)	-
Total distributions	(1.73)	-
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 10.58	$ 15.67
Total Return B, C, D	(23.80)%	(10.25)%
Ratios to Average Net Assets F, J
Expenses before reductions	2.14%	2.11% A
Expenses net of fee waivers, if any	2.14%	2.11% A
Expenses net of all reductions	2.11%	2.01% A
Net investment income (loss)	.82%	1.38% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 930	$ 1,158
Portfolio turnover rate G	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,

2008

2007 I

Selected Per-Share Data
Net asset value, beginning of period	$ 15.67	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.11	.07
Net realized and unrealized gain (loss)	(3.48)	(1.87) H
Total from investment operations	(3.37)	(1.80)
Distributions from net investment income	(.24)	-
Distributions from net realized gain	(1.50)	-
Total distributions	(1.74)	-
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 10.57	$ 15.67
Total Return B, C, D	(23.78)%	(10.25)%
Ratios to Average Net Assets F, J
Expenses before reductions	2.14%	2.10% A
Expenses net of fee waivers, if any	2.14%	2.10% A
Expenses net of all reductions	2.11%	2.00% A
Net investment income (loss)	.82%	1.35% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,477	$ 2,629
Portfolio turnover rate G	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Real Estate

Years ended July 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 15.73	$ 14.69	$ 12.09	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.25	.31	.30	.23
Net realized and unrealized gain (loss)	(3.50)	2.35	2.93	1.91
Total from investment operations	(3.25)	2.66	3.23	2.14
Distributions from net investment income	(.31)	(.22)	(.24)	(.03)
Distributions from net realized gain	(1.50)	(1.42)	(.40)	(.03)
Total distributions	(1.81)	(1.64)	(.64)	(.06)
Redemption fees added to paid in capital D	.01	.02	.01	.01
Net asset value, end of period	$ 10.68	$ 15.73	$ 14.69	$ 12.09
Total Return B, C	(22.97)%	19.01%	27.85%	21.53%
Ratios to Average Net Assets E, H
Expenses before reductions	1.11%	1.07%	1.12%	1.29% A
Expenses net of fee waivers, if any	1.10%	1.06%	1.12%	1.29% A
Expenses net of all reductions	1.07%	.96%	.91%	1.27% A
Net investment income (loss)	1.86%	1.86%	2.23%	2.21% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 572,985	$ 1,032,138	$ 447,854	$ 160,980
Portfolio turnover rate F	63%	144%	234%	36% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period September 8, 2004 (commencement of operations) to July 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 15.73	$ 17.46
Income from Investment Operations
Net investment income (loss) D	.24	.12
Net realized and unrealized gain (loss)	(3.49)	(1.86) G
Total from investment operations	(3.25)	(1.74)
Distributions from net investment income	(.33)	-
Distributions from net realized gain	(1.50)	-
Total distributions	(1.83)	-
Redemption fees added to paid in capital D	.01	.01
Net asset value, end of period	$ 10.66	$ 15.73
Total Return B, C	(22.98)%	(9.91)%
Ratios to Average Net Assets E, I
Expenses before reductions	1.13%	1.08% A
Expenses net of fee waivers, if any	1.13%	1.08% A
Expenses net of all reductions	1.10%	.97% A
Net investment income (loss)	1.83%	2.27% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,289	$ 2,477
Portfolio turnover rate F	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2008

1. Organization.

Fidelity International Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, International Real Estate, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 27,453,391
Unrealized depreciation	(122,768,811)
Net unrealized appreciation (depreciation)	(95,315,420)

Cost for federal income tax purposes	$ 703,883,313

The tax character of distributions paid was as follows:

	July 31, 2008	July 31, 2007
Ordinary Income	$ 104,576,814	$ 58,738,310
Long-term Capital Gains	5,508,468	11,624,918
Total	$ 110,085,282	$ 70,363,228

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $499,304,933 and $740,810,801, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 19,604	$ 2,553
Class T	.25%	.25%	18,242	-
Class B	.75%	.25%	11,621	8,890
Class C	.75%	.25%	33,528	23,565
			$ 82,995	$ 35,008

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 17,704
Class T	3,326
Class B*	769
Class C*	1,717
$ 23,516

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for International Real Estate shares. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 23,524.30
Class T	11,255.31
Class B	3,607.31
Class C	10,271.31
International Real Estate	2,159,996.27
Institutional Class	9,634.30
	$ 2,218,287

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $90 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,036,923	5.31%	$ 23,066

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $2,205 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $603,846.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of the International Real Estate's operating expenses. During the period, this reimbursement reduced the class' expenses by $45,332.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $261,873 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of

Annual Report

9. Expense Reductions - continued

uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 31
International Real Estate	9,228
$ 9,259

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2008	2007
From net investment income
Class A	$ 129,243	$ -
Class T	47,714	-
Class B	18,349	-
Class C	47,789	-
International Real Estate	18,458,440	8,677,416
Institutional Class	62,676	-
Total	$ 18,764,211	$ 8,677,416
From net realized gain
Class A	$ 682,544	$ -
Class T	265,212	-
Class B	121,612	-
Class C	311,919	-
International Real Estate	89,636,941	61,685,812
Institutional Class	302,843	-
Total	$ 91,321,071	$ 61,685,812

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2008	2007A	2008	2007A
Class A
Shares sold	900,194	352,797	$ 11,742,685	$ 6,021,703
Reinvestment of distributions	55,923	-	765,385	-
Shares redeemed	(341,825)	(28,946)	(4,339,419)	(470,996)
Net increase (decrease)	614,292	323,851	$ 8,168,651	$ 5,550,707
Class T
Shares sold	633,863	163,911	$ 7,676,814	$ 2,804,594
Reinvestment of distributions	21,513	-	296,970	-
Shares redeemed	(95,643)	(11,190)	(1,262,734)	(189,267)
Net increase (decrease)	559,733	152,721	$ 6,711,050	$ 2,615,327
Class B
Shares sold	50,624	74,357	$ 676,962	$ 1,273,355
Reinvestment of distributions	9,315	-	128,955	-
Shares redeemed	(45,973)	(460)	(599,735)	(7,526)
Net increase (decrease)	13,966	73,897	$ 206,182	$ 1,265,829
Class C
Shares sold	207,359	188,521	$ 2,751,080	$ 3,213,374
Reinvestment of distributions	24,058	-	331,352	-
Shares redeemed	(70,253)	(20,772)	(919,320)	(352,540)
Net increase (decrease)	161,164	167,749	$ 2,163,112	$ 2,860,834
International Real Estate
Shares sold	21,686,399	78,643,461	$ 295,025,902	$ 1,288,512,778
Reinvestment of distributions	7,157,452	4,249,998	99,352,759	65,004,744
Shares redeemed	(40,815,706)	(47,753,325)	(557,680,698)	(797,297,400)
Net increase (decrease)	(11,971,855)	35,140,134	$ (163,302,037)	$ 556,220,122
Institutional Class
Shares sold	282,296	158,866	$ 3,825,173	$ 2,704,482
Reinvestment of distributions	22,489	-	308,363	-
Shares redeemed	(153,644)	(1,378)	(1,958,706)	(22,809)
Net increase (decrease)	151,141	157,488	$ 2,174,830	$ 2,681,673

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity International Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Real Estate Fund (a fund of Fidelity Securities Fund) at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Real Estate Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 22, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 218 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 377 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (63)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kenneth B. Robins (38)

Year of Election or Appointment: 2008

President and Treasurer of International Real Estate. Mr. Robins also serves as President and Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (43)

Year of Election or Appointment: 2007

Vice President of International Real Estate. Mr. Hogan also serves as Vice President of Sector Funds (2007-present) and Senior Vice President, Equity Research of FMR. Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of International Real Estate. Mr. Goebel also serves as Secretary and CLO of other Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of International Real Estate. Mr. McGinty also serves as Assistant Secretary of Fidelity's other Equity and High Income Funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) officer of International Real Estate. Ms. Laurent also serves as AML officer of other Fidelity funds (2008-present) and is an employee of FMR LLC. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (49)

Year of Election or Appointment: 2008

Chief Financial Officer of International Real Estate. Ms. Reynolds also serves as Chief Financial Officer of other Fidelity funds (2008-present). Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of International Real Estate. Mr. Rathgeber also serves as Chief Compliance Officer of Fidelity's Equity and High Income Funds (2004-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of International Real Estate. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (40)

Year of Election or Appointment: 2008

Deputy Treasurer of International Real Estate. Mr. Deberghes also serves as Deputy Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of International Real Estate. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)

Year of Election or Appointment: 2004

Assistant Treasurer of International Real Estate. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of International Real Estate. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of International Real Estate. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2008, $600,573, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 11% and 4% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represents income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Pay Date	Income	Taxes
09/10/2007	$0.331	$0.0426
12/24/2007	$0.113	$0.0105

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	30,242,569,269.49	94.915
Withheld	1,620,182,942.38	5.085
TOTAL	31,862,752,211.87	100.000
Dennis J. Dirks
Affirmative	30,356,248,026.80	95.272
Withheld	1,506,504,185.07	4.728
TOTAL	31,862,752,211.87	100.000
Edward C. Johnson 3d
Affirmative	30,163,300,902.81	94.666
Withheld	1,699,451,309.06	5.334
TOTAL	31,862,752,211.87	100.000
Alan J. Lacy
Affirmative	30,334,439,999.59	95.203
Withheld	1,528,312,212.28	4.797
TOTAL	31,862,752,211.87	100.000
Ned C. Lautenbach
Affirmative	30,317,381,535.59	95.150
Withheld	1,545,370,676.28	4.850
TOTAL	31,862,752,211.87	100.000
Joseph Mauriello
Affirmative	30,340,553,696.88	95.223
Withheld	1,522,198,514.99	4.777
TOTAL	31,862,752,211.87	100.000
Cornelia M. Small
Affirmative	30,337,552,071.15	95.213
Withheld	1,525,200,140.72	4.787
TOTAL	31,862,752,211.87	100.000
William S. Stavropoulos
Affirmative	30,240,356,579.51	94.908
Withheld	1,622,395,632.36	5.092
TOTAL	31,862,752,211.87	100.000
	# of Votes	% of Votes
David M. Thomas
Affirmative	30,352,029,125.67	95.259
Withheld	1,510,723,086.20	4.741
TOTAL	31,862,752,211.87	100.000
Michael E. Wiley
Affirmative	30,333,540,290.12	95.201
Withheld	1,529,211,921.75	4.799
TOTAL	31,862,752,211.87	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
Affirmative	23,747,670,372.95	74.531
Against	5,357,217,831.03	16.814
Abstain	1,587,233,084.08	4.981
Broker Non-Votes	1,170,630,923.81	3.674
TOTAL	31,862,752,211.87	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Real Estate Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc..

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for Fidelity International Real Estate (retail class), as well as the fund's relative investment performance for Fidelity International Real Estate (retail class) measured against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, for the one- and three-year periods ended December 31, 2007, the cumulative total returns of Fidelity International Real Estate (retail class) of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). (The Advisor Classes of the fund had less than one year of performance as of December 31, 2007.)

Annual Report

Fidelity International Real Estate Fund

The Board stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that will be taken by FMR to attempt to improve the fund's below-benchmark performance. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 29% means that 71% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity International Real Estate Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expenses each of Class A, Class B, Class C, Institutional Class, and Fidelity International Real Estate (retail class) ranked below its competitive median for 2007, and the total expenses of Class T ranked above its competitive median for 2007. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

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Annual Report

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Annual Report

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IRE-UANN-0908
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(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
International Real Estate
Fund - Class A, Class T,
Class B, and Class C

Annual Report

July 31, 2008

Class A, Class T, Class B,
and Class C are classes
of Fidelity® International
Real Estate Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Domestic and international securities markets have struggled thus far in 2008. High-grade fixed-income investments produced modestly positive results, but many stock benchmarks suffered double-digit losses through the first half of this year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor International Real Estate Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2008	Past 1 year	Life of fund A
Class A (incl. 5.75% sales charge) B	-27.62%	7.73%
Class T (incl. 3.50% sales charge) C	-26.07%	8.30%
Class B (incl. contingent deferred sales charge) D	-27.17%	8.49%
Class C (incl. contingent deferred sales charge) E	-24.46%	9.10%

A From September 8, 2004.

B Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on April 4, 2007. Returns prior to April 4, 2007 are those of International Real Estate, the original retail class of the fund, which does not bear a 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to April 4, 2007 would have been lower.

C Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on April 4, 2007. Returns prior to April 4, 2007 are those of International Real Estate, the original retail class of the fund, which does not bear a 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to April 4, 2007 would have been lower.

D Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on April 4, 2007. Returns prior to April 4, 2007 are those of International Real Estate, the original retail class of the fund, which does not bear a 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to April 4, 2007 would have been lower. Class B shares' contingent deferred sales charges included in past one year and life of fund total return figures are 5% and 3%, respectively.

E Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on April 4, 2007. Returns prior to April 4, 2007 are those of International Real Estate, the original retail class of the fund, which does not bear a 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to April 4, 2007 would have been lower. Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Real Estate Fund - Class A on September 8, 2004, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Europe, Australasia, Far East (MSCI EAFE®) Index performed over the same period. The initial offering of International Real Estate took place on September 8, 2004. See previous page for additional information regarding the performance of Class A.

In prior years, the performance from year to year was represented by the performance of Class T. Going forward, the fund's performance will be represented by Class A for consistency with other fund materials.

Annual Report

Management's Discussion of Fund Performance

Comments from Steven Buller, Portfolio Manager of Fidelity Advisor International Real Estate Fund

The year ending July 31, 2008, was extremely challenging for investors in international property stocks, although a weaker dollar helped temper the negative performance for U.S. investors. Commercial real estate values fell around the world, although not all at the same time or to the same degree. The troubles began in the United Kingdom, which struggled with declining demand for property coupled with excess supply. Next was continental Europe, which faced similar trends, although its challenges tended to be more demand- than supply-driven. The same was true of Japan. While Australia's property market remained fundamentally intact, many companies in that country struggled with balance sheet problems and excess debt levels. Hong Kong, Singapore and most emerging markets were the last to slow down, although they were hardly immune from the global credit crunch. In all, international property stocks, as measured by the EPRA/NAREIT Global Real Estate ex North America Index, declined 20.95% during the past year. The broad international stock market, as measured by the MSCI® Europe, Australasia, Far East Index (MSCI EAFE®), dropped 12.04%.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned -23.20%, -23.39%, -23.80% and -23.78%, respectively (excluding sales charges), lagging the EPRA/NAREIT and MSCI EAFE indexes. Relative to the EPRA/NAREIT index, the fund was hurt by weak security selection, especially in the United Kingdom. Timely U.K. trading, however, helped counter some of that negative impact. Weak stock picks in Japan and the Philippines also detracted, as did poor results among residential property companies. In contrast, a combination of positive stock and country selection in Australia and Greece contributed, as did a modest cash position. The fund's biggest individual detractor was U.K.-based retail company and funds manager Capital & Regional. This position - which I sold in the second half of the period - lagged as a result of the weak U.K. economic and retail environment. Another weak performer was German residential developer Patrizia Immobilien, which was hurt by poor execution of its business model. I sold this stock as well. Diversified Australian developer and funds manager Charter Hall Group also lagged. In contrast, the biggest individual positive was avoiding benchmark component Centro Property Group, an Australian company hurt by relatively high debt levels and an overly aggressive business model. Overweighting Greek developer Babis Vovos also contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 to July 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2008	Ending Account Value July 31, 2008	Expenses Paid During Period* February 1, 2008 to July 31, 2008
Class A
Actual	$ 1,000.00	$ 836.30	$ 6.30
HypotheticalA	$ 1,000.00	$ 1,018.00	$ 6.92
Class T
Actual	$ 1,000.00	$ 835.60	$ 7.44
HypotheticalA	$ 1,000.00	$ 1,016.76	$ 8.17
Class B
Actual	$ 1,000.00	$ 833.10	$ 9.75
HypotheticalA	$ 1,000.00	$ 1,014.22	$ 10.72
Class C
Actual	$ 1,000.00	$ 832.90	$ 9.75
HypotheticalA	$ 1,000.00	$ 1,014.22	$ 10.72
International Real Estate
Actual	$ 1,000.00	$ 837.60	$ 5.12
HypotheticalA	$ 1,000.00	$ 1,019.29	$ 5.62
Institutional Class
Actual	$ 1,000.00	$ 837.40	$ 5.21
HypotheticalA	$ 1,000.00	$ 1,019.19	$ 5.72

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.38%
Class T	1.63%
Class B	2.14%
Class C	2.14%
International Real Estate	1.12%
Institutional Class	1.14%

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Westfield Group unit	7.8	7.4
Sun Hung Kai Properties Ltd.	7.2	7.7
Mitsubishi Estate Co. Ltd.	7.2	5.1
Unibail-Rodamco	6.7	5.2
Mitsui Fudosan Co. Ltd.	5.5	2.9
Land Securities Group PLC	3.3	4.5
CapitaLand Ltd.	3.2	2.3
Babis Vovos International Technical SA	3.1	2.8
China Overseas Land & Investment Ltd.	3.1	1.8
Hong Kong Land Holdings Ltd.	2.9	2.3
	50.0
Top Five Countries as of July 31, 2008
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Hong Kong	22.2	20.6
Japan	18.5	15.3
Australia	15.7	17.3
France	9.5	6.3
United Kingdom	9.5	17.5
Percentages are adjusted for the effect of open futures contracts, if applicable.
Top Five REIT Sectors as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Management/Investment	27.4	29.4
REITs - Office Buildings	6.8	9.2
REITs - Shopping Centers	5.3	4.3
REITs - Industrial Buildings	4.9	2.5
REITs - Apartments	0.0	1.5
Asset Allocation (% of fund's net assets)
As of July 31, 2008 *		As of January 31, 2008 **
	Stocks and Investment Companies 96.9%		Stocks and Investment Companies 96.7%
	Short-Term Investments and Net Other Assets 3.1%		Short-Term Investments and Net Other Assets 3.3%
* Foreign investments	96.2%	** Foreign investments	96.7%

Annual Report

Investments July 31, 2008

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value
Australia - 15.7%
CFS Retail Property Trust (d)	5,171,178	$ 9,933,657
Charter Hall Group unit	5,796,676	5,130,934
DEXUS Property Group unit	4,598,485	6,062,229
Goodman Group unit	5,106,779	12,262,436
Stockland Corp. Ltd. unit	2,462,106	10,734,387
The GPT Group unit	2,119,378	3,033,483
Westfield Group unit	3,067,771	46,740,242
TOTAL AUSTRALIA		93,897,368
Bermuda - 0.6%
HKC Holdings Ltd.	23,359,000	3,862,427
Brazil - 0.7%
Iguatemi Empresa de Shopping Centers SA	326,000	4,161,924
Cayman Islands - 1.3%
Central China Real Estate Ltd.	2,251,000	628,997
KWG Property Holding Ltd.	2,210,000	1,291,735
New World China Land Ltd. (d)	12,406,200	5,740,666
TOTAL CAYMAN ISLANDS		7,661,398
China - 1.0%
China Resources Land Ltd.	4,302,000	5,701,738
Cyprus - 0.3%
Mirland Development Corp. PLC (a)	293,400	1,591,443
Finland - 1.9%
Citycon Oyj (d)	3,003,403	11,456,160
France - 9.5%
Fonciere Des Regions	87,800	11,013,192
Societe de la Tour Eiffel	48,800	5,768,704
Unibail-Rodamco	179,417	40,136,826
TOTAL FRANCE		56,918,722
Germany - 1.0%
DIC Asset AG	241,960	5,717,389
Greece - 3.1%
Babis Vovos International Technical SA (a)	611,830	18,679,326
Hong Kong - 22.2%
China Overseas Land & Investment Ltd.	10,382,000	18,603,922
Hang Lung Properties Ltd.	5,409,000	17,228,985
Hong Kong Land Holdings Ltd.	4,238,000	17,502,940
Hysan Development Co. Ltd.	1,058,032	3,031,047
Kerry Properties Ltd.	1,521,411	8,132,029
Common Stocks - continued
	Shares	Value
Hong Kong - continued
Link (REIT)	1,881,915	$ 4,221,379
New World Development Co. Ltd.	6,413,000	12,083,560
Sino Land Co.	4,414,174	8,883,118
Sun Hung Kai Properties Ltd.	2,890,000	43,341,109
TOTAL HONG KONG		133,028,089
Italy - 1.0%
Immobiliare Grande Distribuzione SpA	1,817,700	5,811,661
Japan - 18.5%
Aeon Mall Co. Ltd.	162,600	4,867,903
Kenedix Realty Investment Corp.	1,491	7,421,142
Kenedix, Inc.	2,372	1,728,049
Mitsubishi Estate Co. Ltd.	1,780,000	42,868,010
Mitsui Fudosan Co. Ltd.	1,459,000	33,007,028
Nippon Building Fund, Inc.	1,454	17,250,163
ORIX JREIT, Inc.	605	3,375,753
TOTAL JAPAN		110,518,048
Netherlands - 1.5%
Eurocommercial Properties NV (Certificaten Van Aandelen) unit	190,432	8,944,429
Norway - 0.4%
Norwegian Property ASA (d)	517,000	2,108,208
Philippines - 1.2%
Ayala Land, Inc.	20,636,760	4,572,985
Filinvest Land, Inc.	159,414,000	2,883,690
TOTAL PHILIPPINES		7,456,675
Russia - 0.6%
PIK Group GDR (e)	163,600	3,762,800
Singapore - 5.7%
Ascendas Real Estate Investment Trust (A-REIT)	3,806,000	6,401,784
CapitaLand Ltd.	4,644,900	19,362,242
CapitaMall Trust	3,434,000	7,534,006
City Developments Ltd.	121,900	1,023,411
TOTAL SINGAPORE		34,321,443
United Kingdom - 9.5%
Big Yellow Group PLC (d)	315,000	1,938,599
British Land Co. PLC	878,600	12,153,635
Hammerson PLC	768,500	14,530,504
Land Securities Group PLC	772,600	19,659,110
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Minerva PLC (a)	580,000	$ 1,507,538
Unite Group PLC	1,807,900	7,072,457
TOTAL UNITED KINGDOM		56,861,843
United States of America - 0.7%
ProLogis Trust	85,000	4,154,800
TOTAL COMMON STOCKS (Cost $658,770,977)		576,615,891
Investment Companies - 0.5%

Luxembourg - 0.5%
ProLogis European Properties Fund (Cost $4,905,943)	252,000	3,298,789
Money Market Funds - 4.8%

Fidelity Cash Central Fund, 2.35% (b)	15,561,585	15,561,585
Fidelity Securities Lending Cash Central Fund, 2.37% (b)(c)	13,091,628	13,091,628
TOTAL MONEY MARKET FUNDS (Cost $28,653,213)		28,653,213
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $692,330,133)		608,567,893
NET OTHER ASSETS - (1.7)%		(10,344,855)
NET ASSETS - 100%		$ 598,223,038
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,762,800 or 0.6% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 737,983
Fidelity Securities Lending Cash Central Fund	603,846
Total	$ 1,341,829
Income Tax Information
The fund intends to elect to defer to its fiscal year ending July 31, 2009 approximately $91,247,042 of losses recognized during the period November 1, 2007 to July 31, 2008.

The fund intends to elect to defer to its fiscal year ending July 31, 2009 approximately $51,983,093 of passive foreign investment company losses recognized during the period November 1, 2007 to July 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2008

Assets
Investment in securities, at value (including securities loaned of $11,793,441) - See accompanying schedule: Unaffiliated issuers (cost $663,676,920)	$ 579,914,680
Fidelity Central Funds (cost $28,653,213)	28,653,213
Total Investments (cost $692,330,133)		$ 608,567,893
Receivable for investments sold		415,537
Receivable for fund shares sold		895,865
Dividends receivable		2,642,340
Distributions receivable from Fidelity Central Funds		104,668
Prepaid expenses		1,115
Other receivables		560,226
Total assets		613,187,644

Liabilities
Payable for fund shares redeemed	$ 1,222,720
Accrued management fee	353,446
Distribution fees payable	7,991
Other affiliated payables	189,988
Other payables and accrued expenses	98,833
Collateral on securities loaned, at value	13,091,628
Total liabilities		14,964,606

Net Assets		$ 598,223,038
Net Assets consist of:
Paid in capital		$ 836,782,523
Distributions in excess of net investment income		(51,983,093)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(102,800,219)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(83,776,173)
Net Assets		$ 598,223,038

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($9,975,762 ÷ 938,143 shares)	$ 10.63

Maximum offering price per share (100/94.25 of $10.63)	$ 11.28
Class T: Net Asset Value and redemption price per share ($7,566,088 ÷ 712,454 shares)	$ 10.62

Maximum offering price per share (100/96.50 of $10.62)	$ 11.01
Class B: Net Asset Value and offering price per share ($930,004 ÷ 87,863 shares)A	$ 10.58

Class C: Net Asset Value and offering price per share ($3,476,994 ÷ 328,913 shares)A	$ 10.57

International Real Estate Net Asset Value, offering price and redemption price per share ($572,984,899 ÷ 53,656,509 shares)	$ 10.68

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,289,291 ÷ 308,629 shares)	$ 10.66

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2008

Investment Income
Dividends		$ 24,245,635
Interest		22,594
Income from Fidelity Central Funds		1,341,829
		25,610,058
Less foreign taxes withheld		(2,019,537)
Total income		23,590,521

Expenses
Management fee	$ 5,688,515
Transfer agent fees	2,218,287
Distribution fees	82,995
Accounting and security lending fees	390,709
Custodian fees and expenses	365,705
Independent trustees' compensation	3,595
Registration fees	90,287
Audit	69,362
Legal	5,241
Interest	23,066
Miscellaneous	71,028
Total expenses before reductions	9,008,790
Expense reductions	(316,464)	8,692,326
Net investment income (loss)		14,898,195
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(74,943,285)
Foreign currency transactions	66,799
Total net realized gain (loss)		(74,876,486)
Change in net unrealized appreciation (depreciation) on: Investment securities	(134,156,478)
Assets and liabilities in foreign currencies	(88,300)
Total change in net unrealized appreciation (depreciation)		(134,244,778)
Net gain (loss)		(209,121,264)
Net increase (decrease) in net assets resulting from operations		$ (194,223,069)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2008	Year ended July 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 14,898,195	$ 19,060,502
Net realized gain (loss)	(74,876,486)	65,469,181
Change in net unrealized appreciation (depreciation)	(134,244,778)	11,371,284
Net increase (decrease) in net assets resulting from operations	(194,223,069)	95,900,967
Distributions to shareholders from net investment income	(18,764,211)	(8,677,416)
Distributions to shareholders from net realized gain	(91,321,071)	(61,685,812)
Total distributions	(110,085,282)	(70,363,228)
Share transactions - net increase (decrease)	(143,878,212)	571,194,492
Redemption fees	522,585	1,300,956
Total increase (decrease) in net assets	(447,663,978)	598,033,187

Net Assets
Beginning of period	1,045,887,016	447,853,829
End of period (including distributions in excess of net investment income of $51,983,093 and undistributed net investment income of $15,501,269, respectively)	$ 598,223,038	$ 1,045,887,016

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2008

2007 I

Selected Per-Share Data
Net asset value, beginning of period	$ 15.71	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.20	.11
Net realized and unrealized gain (loss)	(3.48)	(1.87) H
Total from investment operations	(3.28)	(1.76)
Distributions from net investment income	(.31)	-
Distributions from net realized gain	(1.50)	-
Total distributions	(1.81)	-
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 10.63	$ 15.71
Total Return B, C, D	(23.20)%	(10.02)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.38%	1.37% A
Expenses net of fee waivers, if any	1.38%	1.37% A
Expenses net of all reductions	1.35%	1.26% A
Net investment income (loss)	1.58%	2.08% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,976	$ 5,087
Portfolio turnover rate G	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,

2008

2007 I

Selected Per-Share Data
Net asset value, beginning of period	$ 15.70	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.17	.10
Net realized and unrealized gain (loss)	(3.48)	(1.87) H
Total from investment operations	(3.31)	(1.77)
Distributions from net investment income	(.28)	-
Distributions from net realized gain	(1.50)	-
Total distributions	(1.78)	-
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 10.62	$ 15.70
Total Return B, C, D	(23.39)%	(10.08)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.64%	1.61% A
Expenses net of fee waivers, if any	1.64%	1.61% A
Expenses net of all reductions	1.60%	1.51% A
Net investment income (loss)	1.32%	1.90% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,566	$ 2,398
Portfolio turnover rate G	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,

2008

2007 I

Selected Per-Share Data
Net asset value, beginning of period	$ 15.67	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.11	.07
Net realized and unrealized gain (loss)	(3.48)	(1.87) H
Total from investment operations	(3.37)	(1.80)
Distributions from net investment income	(.23)	-
Distributions from net realized gain	(1.50)	-
Total distributions	(1.73)	-
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 10.58	$ 15.67
Total Return B, C, D	(23.80)%	(10.25)%
Ratios to Average Net Assets F, J
Expenses before reductions	2.14%	2.11% A
Expenses net of fee waivers, if any	2.14%	2.11% A
Expenses net of all reductions	2.11%	2.01% A
Net investment income (loss)	.82%	1.38% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 930	$ 1,158
Portfolio turnover rate G	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,

2008

2007 I

Selected Per-Share Data
Net asset value, beginning of period	$ 15.67	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.11	.07
Net realized and unrealized gain (loss)	(3.48)	(1.87) H
Total from investment operations	(3.37)	(1.80)
Distributions from net investment income	(.24)	-
Distributions from net realized gain	(1.50)	-
Total distributions	(1.74)	-
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 10.57	$ 15.67
Total Return B, C, D	(23.78)%	(10.25)%
Ratios to Average Net Assets F, J
Expenses before reductions	2.14%	2.10% A
Expenses net of fee waivers, if any	2.14%	2.10% A
Expenses net of all reductions	2.11%	2.00% A
Net investment income (loss)	.82%	1.35% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,477	$ 2,629
Portfolio turnover rate G	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Real Estate

Years ended July 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 15.73	$ 14.69	$ 12.09	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.25	.31	.30	.23
Net realized and unrealized gain (loss)	(3.50)	2.35	2.93	1.91
Total from investment operations	(3.25)	2.66	3.23	2.14
Distributions from net investment income	(.31)	(.22)	(.24)	(.03)
Distributions from net realized gain	(1.50)	(1.42)	(.40)	(.03)
Total distributions	(1.81)	(1.64)	(.64)	(.06)
Redemption fees added to paid in capital D	.01	.02	.01	.01
Net asset value, end of period	$ 10.68	$ 15.73	$ 14.69	$ 12.09
Total Return B, C	(22.97)%	19.01%	27.85%	21.53%
Ratios to Average Net Assets E, H
Expenses before reductions	1.11%	1.07%	1.12%	1.29% A
Expenses net of fee waivers, if any	1.10%	1.06%	1.12%	1.29% A
Expenses net of all reductions	1.07%	.96%	.91%	1.27% A
Net investment income (loss)	1.86%	1.86%	2.23%	2.21% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 572,985	$ 1,032,138	$ 447,854	$ 160,980
Portfolio turnover rate F	63%	144%	234%	36% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period September 8, 2004 (commencement of operations) to July 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 15.73	$ 17.46
Income from Investment Operations
Net investment income (loss) D	.24	.12
Net realized and unrealized gain (loss)	(3.49)	(1.86) G
Total from investment operations	(3.25)	(1.74)
Distributions from net investment income	(.33)	-
Distributions from net realized gain	(1.50)	-
Total distributions	(1.83)	-
Redemption fees added to paid in capital D	.01	.01
Net asset value, end of period	$ 10.66	$ 15.73
Total Return B, C	(22.98)%	(9.91)%
Ratios to Average Net Assets E, I
Expenses before reductions	1.13%	1.08% A
Expenses net of fee waivers, if any	1.13%	1.08% A
Expenses net of all reductions	1.10%	.97% A
Net investment income (loss)	1.83%	2.27% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,289	$ 2,477
Portfolio turnover rate F	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2008

1. Organization.

Fidelity International Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, International Real Estate, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results

Annual Report

3. Significant Accounting Policies - continued

could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 27,453,391
Unrealized depreciation	(122,768,811)
Net unrealized appreciation (depreciation)	(95,315,420)

Cost for federal income tax purposes	$ 703,883,313

The tax character of distributions paid was as follows:

	July 31, 2008	July 31, 2007
Ordinary Income	$ 104,576,814	$ 58,738,310
Long-term Capital Gains	5,508,468	11,624,918
Total	$ 110,085,282	$ 70,363,228

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $499,304,933 and $740,810,801, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 19,604	$ 2,553
Class T	.25%	.25%	18,242	-
Class B	.75%	.25%	11,621	8,890
Class C	.75%	.25%	33,528	23,565
			$ 82,995	$ 35,008

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 17,704
Class T	3,326
Class B*	769
Class C*	1,717
$ 23,516

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for International Real Estate shares. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 23,524.30
Class T	11,255.31
Class B	3,607.31
Class C	10,271.31
International Real Estate	2,159,996.27
Institutional Class	9,634.30
	$ 2,218,287

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $90 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,036,923	5.31%	$ 23,066

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $2,205 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $603,846.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of the International Real Estate's operating expenses. During the period, this reimbursement reduced the class' expenses by $45,332.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $261,873 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions - continued

uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 31
International Real Estate	9,228
$ 9,259

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2008	2007
From net investment income
Class A	$ 129,243	$ -
Class T	47,714	-
Class B	18,349	-
Class C	47,789	-
International Real Estate	18,458,440	8,677,416
Institutional Class	62,676	-
Total	$ 18,764,211	$ 8,677,416
From net realized gain
Class A	$ 682,544	$ -
Class T	265,212	-
Class B	121,612	-
Class C	311,919	-
International Real Estate	89,636,941	61,685,812
Institutional Class	302,843	-
Total	$ 91,321,071	$ 61,685,812

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2008	2007A	2008	2007A
Class A
Shares sold	900,194	352,797	$ 11,742,685	$ 6,021,703
Reinvestment of distributions	55,923	-	765,385	-
Shares redeemed	(341,825)	(28,946)	(4,339,419)	(470,996)
Net increase (decrease)	614,292	323,851	$ 8,168,651	$ 5,550,707
Class T
Shares sold	633,863	163,911	$ 7,676,814	$ 2,804,594
Reinvestment of distributions	21,513	-	296,970	-
Shares redeemed	(95,643)	(11,190)	(1,262,734)	(189,267)
Net increase (decrease)	559,733	152,721	$ 6,711,050	$ 2,615,327
Class B
Shares sold	50,624	74,357	$ 676,962	$ 1,273,355
Reinvestment of distributions	9,315	-	128,955	-
Shares redeemed	(45,973)	(460)	(599,735)	(7,526)
Net increase (decrease)	13,966	73,897	$ 206,182	$ 1,265,829
Class C
Shares sold	207,359	188,521	$ 2,751,080	$ 3,213,374
Reinvestment of distributions	24,058	-	331,352	-
Shares redeemed	(70,253)	(20,772)	(919,320)	(352,540)
Net increase (decrease)	161,164	167,749	$ 2,163,112	$ 2,860,834
International Real Estate
Shares sold	21,686,399	78,643,461	$ 295,025,902	$ 1,288,512,778
Reinvestment of distributions	7,157,452	4,249,998	99,352,759	65,004,744
Shares redeemed	(40,815,706)	(47,753,325)	(557,680,698)	(797,297,400)
Net increase (decrease)	(11,971,855)	35,140,134	$ (163,302,037)	$ 556,220,122
Institutional Class
Shares sold	282,296	158,866	$ 3,825,173	$ 2,704,482
Reinvestment of distributions	22,489	-	308,363	-
Shares redeemed	(153,644)	(1,378)	(1,958,706)	(22,809)
Net increase (decrease)	151,141	157,488	$ 2,174,830	$ 2,681,673

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity International Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Real Estate Fund (a fund of Fidelity Securities Fund) at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Real Estate Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 22, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 218 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 377 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (63)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kenneth B. Robins (38)

Year of Election or Appointment: 2008

President and Treasurer of International Real Estate. Mr. Robins also serves as President and Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (43)

Year of Election or Appointment: 2007

Vice President of International Real Estate. Mr. Hogan also serves as Vice President of Sector Funds (2007-present) and Senior Vice President, Equity Research of FMR. Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of International Real Estate. Mr. Goebel also serves as Secretary and CLO of other Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of International Real Estate. Mr. McGinty also serves as Assistant Secretary of Fidelity's other Equity and High Income Funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) officer of International Real Estate. Ms. Laurent also serves as AML officer of other Fidelity funds (2008-present) and is an employee of FMR LLC. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (49)

Year of Election or Appointment: 2008

Chief Financial Officer of International Real Estate. Ms. Reynolds also serves as Chief Financial Officer of other Fidelity funds (2008-present). Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of International Real Estate. Mr. Rathgeber also serves as Chief Compliance Officer of Fidelity's Equity and High Income Funds (2004-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of International Real Estate. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (40)

Year of Election or Appointment: 2008

Deputy Treasurer of International Real Estate. Mr. Deberghes also serves as Deputy Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of International Real Estate. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)

Year of Election or Appointment: 2004

Assistant Treasurer of International Real Estate. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of International Real Estate. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of International Real Estate. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2008, $600,573, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 11% and 4%; Class T designates 11% and 4%; Class B designates 11% and 4%; Class C designates 11% and 4% of the dividend distributed in September 2007 and December 2007 respectively, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represents income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	09/10/2007 12/24/2007	$0.336 $0.112	$0.0426 $0.0105
Class T	09/10/2007 12/24/2007	$0.332 $0.109	$0.0426 $0.0105
Class B	09/10/2007 12/24/2007	$0.327 $0.104	$0.0426 $0.0105
Class C	09/10/2007 12/24/2007	$0.329 $0.105	$0.0426 $0.0105

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	30,242,569,269.49	94.915
Withheld	1,620,182,942.38	5.085
TOTAL	31,862,752,211.87	100.000
Dennis J. Dirks
Affirmative	30,356,248,026.80	95.272
Withheld	1,506,504,185.07	4.728
TOTAL	31,862,752,211.87	100.000
Edward C. Johnson 3d
Affirmative	30,163,300,902.81	94.666
Withheld	1,699,451,309.06	5.334
TOTAL	31,862,752,211.87	100.000
Alan J. Lacy
Affirmative	30,334,439,999.59	95.203
Withheld	1,528,312,212.28	4.797
TOTAL	31,862,752,211.87	100.000
Ned C. Lautenbach
Affirmative	30,317,381,535.59	95.150
Withheld	1,545,370,676.28	4.850
TOTAL	31,862,752,211.87	100.000
Joseph Mauriello
Affirmative	30,340,553,696.88	95.223
Withheld	1,522,198,514.99	4.777
TOTAL	31,862,752,211.87	100.000
Cornelia M. Small
Affirmative	30,337,552,071.15	95.213
Withheld	1,525,200,140.72	4.787
TOTAL	31,862,752,211.87	100.000
William S. Stavropoulos
Affirmative	30,240,356,579.51	94.908
Withheld	1,622,395,632.36	5.092
TOTAL	31,862,752,211.87	100.000
	# of Votes	% of Votes
David M. Thomas
Affirmative	30,352,029,125.67	95.259
Withheld	1,510,723,086.20	4.741
TOTAL	31,862,752,211.87	100.000
Michael E. Wiley
Affirmative	30,333,540,290.12	95.201
Withheld	1,529,211,921.75	4.799
TOTAL	31,862,752,211.87	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
Affirmative	23,747,670,372.95	74.531
Against	5,357,217,831.03	16.814
Abstain	1,587,233,084.08	4.981
Broker Non-Votes	1,170,630,923.81	3.674
TOTAL	31,862,752,211.87	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Real Estate Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc..

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for Fidelity International Real Estate (retail class), as well as the fund's relative investment performance for Fidelity International Real Estate (retail class) measured against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, for the one- and three-year periods ended December 31, 2007, the cumulative total returns of Fidelity International Real Estate (retail class) of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). (The Advisor Classes of the fund had less than one year of performance as of December 31, 2007.)

Annual Report

Fidelity International Real Estate Fund

The Board stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that will be taken by FMR to attempt to improve the fund's below-benchmark performance. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 29% means that 71% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity International Real Estate Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expenses each of Class A, Class B, Class C, Institutional Class, and Fidelity International Real Estate (retail class) ranked below its competitive median for 2007, and the total expenses of Class T ranked above its competitive median for 2007. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisers

Fidelity International Investment
Advisers (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Mellon Bank, N.A.

Pittsburgh, PA

AIRE-UANN-0908
1.843178.101

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
International Real Estate
Fund - Institutional Class

Annual Report

July 31, 2008

Institutional Class is a
class of Fidelity®
International Real Estate Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	15	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	25	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	35
Trustees and Officers	36
Distributions	44
Proxy Voting Results	45
Board Approval of Investment Advisory Contracts and Management Fees	46

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Domestic and international securities markets have struggled thus far in 2008. High-grade fixed-income investments produced modestly positive results, but many stock benchmarks suffered double-digit losses through the first half of this year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2008	Past 1 year	Life of fund A
Institutional Class B	-22.98%	9.50%

A From September 8, 2004.

B The initial offering of Institutional Class shares took place on April 4, 2007. Returns prior to April 4, 2007 are those of International Real Estate, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Real Estate Fund - Institutional Class on September 8, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Europe, Australasia, Far East (MSCI EAFE®) Index performed over the same period. The initial offering of International Real Estate took place on September 8, 2004. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Comments from Steven Buller, Portfolio Manager of Fidelity Advisor International Real Estate Fund

The year ending July 31, 2008, was extremely challenging for investors in international property stocks, although a weaker dollar helped temper the negative performance for U.S. investors. Commercial real estate values fell around the world, although not all at the same time or to the same degree. The troubles began in the United Kingdom, which struggled with declining demand for property coupled with excess supply. Next was continental Europe, which faced similar trends, although its challenges tended to be more demand- than supply-driven. The same was true of Japan. While Australia's property market remained fundamentally intact, many companies in that country struggled with balance sheet problems and excess debt levels. Hong Kong, Singapore and most emerging markets were the last to slow down, although they were hardly immune from the global credit crunch. In all, international property stocks, as measured by the EPRA/NAREIT Global Real Estate ex North America Index, declined 20.95% during the past year. The broad international stock market, as measured by the MSCI® Europe, Australasia, Far East Index (MSCI EAFE®), dropped 12.04%.

The fund's Institutional Class shares returned -22.98% during the past year, lagging the EPRA/NAREIT and MSCI EAFE indexes. Relative to the EPRA/NAREIT index, the fund was hurt by weak security selection, especially in the United Kingdom. Timely U.K. trading, however, helped counter some of that negative impact. Weak stock picks in Japan and the Philippines also detracted, as did poor results among residential property companies. In contrast, a combination of positive stock and country selection in Australia and Greece contributed, as did a modest cash position. The fund's biggest individual detractor was U.K.-based retail property company and funds manager Capital & Regional. This position - which I sold in the second half of the period - lagged as a result of the weak U.K. economic and retail environment. Another weak performer was German residential real estate developer Patrizia Immobilien, which was hurt by poor execution of its business model. I sold this stock as well. Diversified Australian property developer and funds manager Charter Hall Group also lagged. In contrast, the biggest individual positive was avoiding benchmark component Centro Property Group, an Australian real estate company hurt by relatively high debt levels and an overly aggressive business model. Overweighting Greek property developer Babis Vovos also contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 to July 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2008	Ending Account Value July 31, 2008	Expenses Paid During Period* February 1, 2008 to July 31, 2008
Class A
Actual	$ 1,000.00	$ 836.30	$ 6.30
HypotheticalA	$ 1,000.00	$ 1,018.00	$ 6.92
Class T
Actual	$ 1,000.00	$ 835.60	$ 7.44
HypotheticalA	$ 1,000.00	$ 1,016.76	$ 8.17
Class B
Actual	$ 1,000.00	$ 833.10	$ 9.75
HypotheticalA	$ 1,000.00	$ 1,014.22	$ 10.72
Class C
Actual	$ 1,000.00	$ 832.90	$ 9.75
HypotheticalA	$ 1,000.00	$ 1,014.22	$ 10.72
International Real Estate
Actual	$ 1,000.00	$ 837.60	$ 5.12
HypotheticalA	$ 1,000.00	$ 1,019.29	$ 5.62
Institutional Class
Actual	$ 1,000.00	$ 837.40	$ 5.21
HypotheticalA	$ 1,000.00	$ 1,019.19	$ 5.72

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.38%
Class T	1.63%
Class B	2.14%
Class C	2.14%
International Real Estate	1.12%
Institutional Class	1.14%

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Westfield Group unit	7.8	7.4
Sun Hung Kai Properties Ltd.	7.2	7.7
Mitsubishi Estate Co. Ltd.	7.2	5.1
Unibail-Rodamco	6.7	5.2
Mitsui Fudosan Co. Ltd.	5.5	2.9
Land Securities Group PLC	3.3	4.5
CapitaLand Ltd.	3.2	2.3
Babis Vovos International Technical SA	3.1	2.8
China Overseas Land & Investment Ltd.	3.1	1.8
Hong Kong Land Holdings Ltd.	2.9	2.3
	50.0
Top Five Countries as of July 31, 2008
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Hong Kong	22.2	20.6
Japan	18.5	15.3
Australia	15.7	17.3
France	9.5	6.3
United Kingdom	9.5	17.5
Percentages are adjusted for the effect of open futures contracts, if applicable.
Top Five REIT Sectors as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Management/Investment	27.4	29.4
REITs - Office Buildings	6.8	9.2
REITs - Shopping Centers	5.3	4.3
REITs - Industrial Buildings	4.9	2.5
REITs - Apartments	0.0	1.5
Asset Allocation (% of fund's net assets)
As of July 31, 2008 *		As of January 31, 2008 **
	Stocks and Investment Companies 96.9%		Stocks and Investment Companies 96.7%
	Short-Term Investments and Net Other Assets 3.1%		Short-Term Investments and Net Other Assets 3.3%
* Foreign investments	96.2%	** Foreign investments	96.7%

Annual Report

Investments July 31, 2008

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value
Australia - 15.7%
CFS Retail Property Trust (d)	5,171,178	$ 9,933,657
Charter Hall Group unit	5,796,676	5,130,934
DEXUS Property Group unit	4,598,485	6,062,229
Goodman Group unit	5,106,779	12,262,436
Stockland Corp. Ltd. unit	2,462,106	10,734,387
The GPT Group unit	2,119,378	3,033,483
Westfield Group unit	3,067,771	46,740,242
TOTAL AUSTRALIA		93,897,368
Bermuda - 0.6%
HKC Holdings Ltd.	23,359,000	3,862,427
Brazil - 0.7%
Iguatemi Empresa de Shopping Centers SA	326,000	4,161,924
Cayman Islands - 1.3%
Central China Real Estate Ltd.	2,251,000	628,997
KWG Property Holding Ltd.	2,210,000	1,291,735
New World China Land Ltd. (d)	12,406,200	5,740,666
TOTAL CAYMAN ISLANDS		7,661,398
China - 1.0%
China Resources Land Ltd.	4,302,000	5,701,738
Cyprus - 0.3%
Mirland Development Corp. PLC (a)	293,400	1,591,443
Finland - 1.9%
Citycon Oyj (d)	3,003,403	11,456,160
France - 9.5%
Fonciere Des Regions	87,800	11,013,192
Societe de la Tour Eiffel	48,800	5,768,704
Unibail-Rodamco	179,417	40,136,826
TOTAL FRANCE		56,918,722
Germany - 1.0%
DIC Asset AG	241,960	5,717,389
Greece - 3.1%
Babis Vovos International Technical SA (a)	611,830	18,679,326
Hong Kong - 22.2%
China Overseas Land & Investment Ltd.	10,382,000	18,603,922
Hang Lung Properties Ltd.	5,409,000	17,228,985
Hong Kong Land Holdings Ltd.	4,238,000	17,502,940
Hysan Development Co. Ltd.	1,058,032	3,031,047
Kerry Properties Ltd.	1,521,411	8,132,029
Common Stocks - continued
	Shares	Value
Hong Kong - continued
Link (REIT)	1,881,915	$ 4,221,379
New World Development Co. Ltd.	6,413,000	12,083,560
Sino Land Co.	4,414,174	8,883,118
Sun Hung Kai Properties Ltd.	2,890,000	43,341,109
TOTAL HONG KONG		133,028,089
Italy - 1.0%
Immobiliare Grande Distribuzione SpA	1,817,700	5,811,661
Japan - 18.5%
Aeon Mall Co. Ltd.	162,600	4,867,903
Kenedix Realty Investment Corp.	1,491	7,421,142
Kenedix, Inc.	2,372	1,728,049
Mitsubishi Estate Co. Ltd.	1,780,000	42,868,010
Mitsui Fudosan Co. Ltd.	1,459,000	33,007,028
Nippon Building Fund, Inc.	1,454	17,250,163
ORIX JREIT, Inc.	605	3,375,753
TOTAL JAPAN		110,518,048
Netherlands - 1.5%
Eurocommercial Properties NV (Certificaten Van Aandelen) unit	190,432	8,944,429
Norway - 0.4%
Norwegian Property ASA (d)	517,000	2,108,208
Philippines - 1.2%
Ayala Land, Inc.	20,636,760	4,572,985
Filinvest Land, Inc.	159,414,000	2,883,690
TOTAL PHILIPPINES		7,456,675
Russia - 0.6%
PIK Group GDR (e)	163,600	3,762,800
Singapore - 5.7%
Ascendas Real Estate Investment Trust (A-REIT)	3,806,000	6,401,784
CapitaLand Ltd.	4,644,900	19,362,242
CapitaMall Trust	3,434,000	7,534,006
City Developments Ltd.	121,900	1,023,411
TOTAL SINGAPORE		34,321,443
United Kingdom - 9.5%
Big Yellow Group PLC (d)	315,000	1,938,599
British Land Co. PLC	878,600	12,153,635
Hammerson PLC	768,500	14,530,504
Land Securities Group PLC	772,600	19,659,110
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Minerva PLC (a)	580,000	$ 1,507,538
Unite Group PLC	1,807,900	7,072,457
TOTAL UNITED KINGDOM		56,861,843
United States of America - 0.7%
ProLogis Trust	85,000	4,154,800
TOTAL COMMON STOCKS (Cost $658,770,977)		576,615,891
Investment Companies - 0.5%

Luxembourg - 0.5%
ProLogis European Properties Fund (Cost $4,905,943)	252,000	3,298,789
Money Market Funds - 4.8%

Fidelity Cash Central Fund, 2.35% (b)	15,561,585	15,561,585
Fidelity Securities Lending Cash Central Fund, 2.37% (b)(c)	13,091,628	13,091,628
TOTAL MONEY MARKET FUNDS (Cost $28,653,213)		28,653,213
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $692,330,133)		608,567,893
NET OTHER ASSETS - (1.7)%		(10,344,855)
NET ASSETS - 100%		$ 598,223,038
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,762,800 or 0.6% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 737,983
Fidelity Securities Lending Cash Central Fund	603,846
Total	$ 1,341,829
Income Tax Information
The fund intends to elect to defer to its fiscal year ending July 31, 2009 approximately $91,247,042 of losses recognized during the period November 1, 2007 to July 31, 2008.

The fund intends to elect to defer to its fiscal year ending July 31, 2009 approximately $51,983,093 of passive foreign investment company losses recognized during the period November 1, 2007 to July 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2008

Assets
Investment in securities, at value (including securities loaned of $11,793,441) - See accompanying schedule: Unaffiliated issuers (cost $663,676,920)	$ 579,914,680
Fidelity Central Funds (cost $28,653,213)	28,653,213
Total Investments (cost $692,330,133)		$ 608,567,893
Receivable for investments sold		415,537
Receivable for fund shares sold		895,865
Dividends receivable		2,642,340
Distributions receivable from Fidelity Central Funds		104,668
Prepaid expenses		1,115
Other receivables		560,226
Total assets		613,187,644

Liabilities
Payable for fund shares redeemed	$ 1,222,720
Accrued management fee	353,446
Distribution fees payable	7,991
Other affiliated payables	189,988
Other payables and accrued expenses	98,833
Collateral on securities loaned, at value	13,091,628
Total liabilities		14,964,606

Net Assets		$ 598,223,038
Net Assets consist of:
Paid in capital		$ 836,782,523
Distributions in excess of net investment income		(51,983,093)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(102,800,219)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(83,776,173)
Net Assets		$ 598,223,038

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($9,975,762 ÷ 938,143 shares)	$ 10.63

Maximum offering price per share (100/94.25 of $10.63)	$ 11.28
Class T: Net Asset Value and redemption price per share ($7,566,088 ÷ 712,454 shares)	$ 10.62

Maximum offering price per share (100/96.50 of $10.62)	$ 11.01
Class B: Net Asset Value and offering price per share ($930,004 ÷ 87,863 shares)A	$ 10.58

Class C: Net Asset Value and offering price per share ($3,476,994 ÷ 328,913 shares)A	$ 10.57

International Real Estate Net Asset Value, offering price and redemption price per share ($572,984,899 ÷ 53,656,509 shares)	$ 10.68

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,289,291 ÷ 308,629 shares)	$ 10.66

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2008

Investment Income
Dividends		$ 24,245,635
Interest		22,594
Income from Fidelity Central Funds		1,341,829
		25,610,058
Less foreign taxes withheld		(2,019,537)
Total income		23,590,521

Expenses
Management fee	$ 5,688,515
Transfer agent fees	2,218,287
Distribution fees	82,995
Accounting and security lending fees	390,709
Custodian fees and expenses	365,705
Independent trustees' compensation	3,595
Registration fees	90,287
Audit	69,362
Legal	5,241
Interest	23,066
Miscellaneous	71,028
Total expenses before reductions	9,008,790
Expense reductions	(316,464)	8,692,326
Net investment income (loss)		14,898,195
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(74,943,285)
Foreign currency transactions	66,799
Total net realized gain (loss)		(74,876,486)
Change in net unrealized appreciation (depreciation) on: Investment securities	(134,156,478)
Assets and liabilities in foreign currencies	(88,300)
Total change in net unrealized appreciation (depreciation)		(134,244,778)
Net gain (loss)		(209,121,264)
Net increase (decrease) in net assets resulting from operations		$ (194,223,069)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2008	Year ended July 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 14,898,195	$ 19,060,502
Net realized gain (loss)	(74,876,486)	65,469,181
Change in net unrealized appreciation (depreciation)	(134,244,778)	11,371,284
Net increase (decrease) in net assets resulting from operations	(194,223,069)	95,900,967
Distributions to shareholders from net investment income	(18,764,211)	(8,677,416)
Distributions to shareholders from net realized gain	(91,321,071)	(61,685,812)
Total distributions	(110,085,282)	(70,363,228)
Share transactions - net increase (decrease)	(143,878,212)	571,194,492
Redemption fees	522,585	1,300,956
Total increase (decrease) in net assets	(447,663,978)	598,033,187

Net Assets
Beginning of period	1,045,887,016	447,853,829
End of period (including distributions in excess of net investment income of $51,983,093 and undistributed net investment income of $15,501,269, respectively)	$ 598,223,038	$ 1,045,887,016

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2008

2007 I

Selected Per-Share Data
Net asset value, beginning of period	$ 15.71	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.20	.11
Net realized and unrealized gain (loss)	(3.48)	(1.87) H
Total from investment operations	(3.28)	(1.76)
Distributions from net investment income	(.31)	-
Distributions from net realized gain	(1.50)	-
Total distributions	(1.81)	-
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 10.63	$ 15.71
Total Return B, C, D	(23.20)%	(10.02)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.38%	1.37% A
Expenses net of fee waivers, if any	1.38%	1.37% A
Expenses net of all reductions	1.35%	1.26% A
Net investment income (loss)	1.58%	2.08% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,976	$ 5,087
Portfolio turnover rate G	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,

2008

2007 I

Selected Per-Share Data
Net asset value, beginning of period	$ 15.70	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.17	.10
Net realized and unrealized gain (loss)	(3.48)	(1.87) H
Total from investment operations	(3.31)	(1.77)
Distributions from net investment income	(.28)	-
Distributions from net realized gain	(1.50)	-
Total distributions	(1.78)	-
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 10.62	$ 15.70
Total Return B, C, D	(23.39)%	(10.08)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.64%	1.61% A
Expenses net of fee waivers, if any	1.64%	1.61% A
Expenses net of all reductions	1.60%	1.51% A
Net investment income (loss)	1.32%	1.90% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,566	$ 2,398
Portfolio turnover rate G	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,

2008

2007 I

Selected Per-Share Data
Net asset value, beginning of period	$ 15.67	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.11	.07
Net realized and unrealized gain (loss)	(3.48)	(1.87) H
Total from investment operations	(3.37)	(1.80)
Distributions from net investment income	(.23)	-
Distributions from net realized gain	(1.50)	-
Total distributions	(1.73)	-
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 10.58	$ 15.67
Total Return B, C, D	(23.80)%	(10.25)%
Ratios to Average Net Assets F, J
Expenses before reductions	2.14%	2.11% A
Expenses net of fee waivers, if any	2.14%	2.11% A
Expenses net of all reductions	2.11%	2.01% A
Net investment income (loss)	.82%	1.38% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 930	$ 1,158
Portfolio turnover rate G	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,

2008

2007 I

Selected Per-Share Data
Net asset value, beginning of period	$ 15.67	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.11	.07
Net realized and unrealized gain (loss)	(3.48)	(1.87) H
Total from investment operations	(3.37)	(1.80)
Distributions from net investment income	(.24)	-
Distributions from net realized gain	(1.50)	-
Total distributions	(1.74)	-
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 10.57	$ 15.67
Total Return B, C, D	(23.78)%	(10.25)%
Ratios to Average Net Assets F, J
Expenses before reductions	2.14%	2.10% A
Expenses net of fee waivers, if any	2.14%	2.10% A
Expenses net of all reductions	2.11%	2.00% A
Net investment income (loss)	.82%	1.35% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,477	$ 2,629
Portfolio turnover rate G	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Real Estate

Years ended July 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 15.73	$ 14.69	$ 12.09	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.25	.31	.30	.23
Net realized and unrealized gain (loss)	(3.50)	2.35	2.93	1.91
Total from investment operations	(3.25)	2.66	3.23	2.14
Distributions from net investment income	(.31)	(.22)	(.24)	(.03)
Distributions from net realized gain	(1.50)	(1.42)	(.40)	(.03)
Total distributions	(1.81)	(1.64)	(.64)	(.06)
Redemption fees added to paid in capital D	.01	.02	.01	.01
Net asset value, end of period	$ 10.68	$ 15.73	$ 14.69	$ 12.09
Total Return B, C	(22.97)%	19.01%	27.85%	21.53%
Ratios to Average Net Assets E, H
Expenses before reductions	1.11%	1.07%	1.12%	1.29% A
Expenses net of fee waivers, if any	1.10%	1.06%	1.12%	1.29% A
Expenses net of all reductions	1.07%	.96%	.91%	1.27% A
Net investment income (loss)	1.86%	1.86%	2.23%	2.21% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 572,985	$ 1,032,138	$ 447,854	$ 160,980
Portfolio turnover rate F	63%	144%	234%	36% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period September 8, 2004 (commencement of operations) to July 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 15.73	$ 17.46
Income from Investment Operations
Net investment income (loss) D	.24	.12
Net realized and unrealized gain (loss)	(3.49)	(1.86) G
Total from investment operations	(3.25)	(1.74)
Distributions from net investment income	(.33)	-
Distributions from net realized gain	(1.50)	-
Total distributions	(1.83)	-
Redemption fees added to paid in capital D	.01	.01
Net asset value, end of period	$ 10.66	$ 15.73
Total Return B, C	(22.98)%	(9.91)%
Ratios to Average Net Assets E, I
Expenses before reductions	1.13%	1.08% A
Expenses net of fee waivers, if any	1.13%	1.08% A
Expenses net of all reductions	1.10%	.97% A
Net investment income (loss)	1.83%	2.27% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,289	$ 2,477
Portfolio turnover rate F	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2008

1. Organization.

Fidelity International Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, International Real Estate, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results

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3. Significant Accounting Policies - continued

could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 27,453,391
Unrealized depreciation	(122,768,811)
Net unrealized appreciation (depreciation)	(95,315,420)

Cost for federal income tax purposes	$ 703,883,313

The tax character of distributions paid was as follows:

	July 31, 2008	July 31, 2007
Ordinary Income	$ 104,576,814	$ 58,738,310
Long-term Capital Gains	5,508,468	11,624,918
Total	$ 110,085,282	$ 70,363,228

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

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Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $499,304,933 and $740,810,801, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of

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6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 19,604	$ 2,553
Class T	.25%	.25%	18,242	-
Class B	.75%	.25%	11,621	8,890
Class C	.75%	.25%	33,528	23,565
			$ 82,995	$ 35,008

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 17,704
Class T	3,326
Class B*	769
Class C*	1,717
$ 23,516

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service

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Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for International Real Estate shares. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 23,524.30
Class T	11,255.31
Class B	3,607.31
Class C	10,271.31
International Real Estate	2,159,996.27
Institutional Class	9,634.30
	$ 2,218,287

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $90 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,036,923	5.31%	$ 23,066

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $2,205 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $603,846.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of the International Real Estate's operating expenses. During the period, this reimbursement reduced the class' expenses by $45,332.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $261,873 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions - continued

uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 31
International Real Estate	9,228
$ 9,259

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2008	2007
From net investment income
Class A	$ 129,243	$ -
Class T	47,714	-
Class B	18,349	-
Class C	47,789	-
International Real Estate	18,458,440	8,677,416
Institutional Class	62,676	-
Total	$ 18,764,211	$ 8,677,416
From net realized gain
Class A	$ 682,544	$ -
Class T	265,212	-
Class B	121,612	-
Class C	311,919	-
International Real Estate	89,636,941	61,685,812
Institutional Class	302,843	-
Total	$ 91,321,071	$ 61,685,812

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2008	2007A	2008	2007A
Class A
Shares sold	900,194	352,797	$ 11,742,685	$ 6,021,703
Reinvestment of distributions	55,923	-	765,385	-
Shares redeemed	(341,825)	(28,946)	(4,339,419)	(470,996)
Net increase (decrease)	614,292	323,851	$ 8,168,651	$ 5,550,707
Class T
Shares sold	633,863	163,911	$ 7,676,814	$ 2,804,594
Reinvestment of distributions	21,513	-	296,970	-
Shares redeemed	(95,643)	(11,190)	(1,262,734)	(189,267)
Net increase (decrease)	559,733	152,721	$ 6,711,050	$ 2,615,327
Class B
Shares sold	50,624	74,357	$ 676,962	$ 1,273,355
Reinvestment of distributions	9,315	-	128,955	-
Shares redeemed	(45,973)	(460)	(599,735)	(7,526)
Net increase (decrease)	13,966	73,897	$ 206,182	$ 1,265,829
Class C
Shares sold	207,359	188,521	$ 2,751,080	$ 3,213,374
Reinvestment of distributions	24,058	-	331,352	-
Shares redeemed	(70,253)	(20,772)	(919,320)	(352,540)
Net increase (decrease)	161,164	167,749	$ 2,163,112	$ 2,860,834
International Real Estate
Shares sold	21,686,399	78,643,461	$ 295,025,902	$ 1,288,512,778
Reinvestment of distributions	7,157,452	4,249,998	99,352,759	65,004,744
Shares redeemed	(40,815,706)	(47,753,325)	(557,680,698)	(797,297,400)
Net increase (decrease)	(11,971,855)	35,140,134	$ (163,302,037)	$ 556,220,122
Institutional Class
Shares sold	282,296	158,866	$ 3,825,173	$ 2,704,482
Reinvestment of distributions	22,489	-	308,363	-
Shares redeemed	(153,644)	(1,378)	(1,958,706)	(22,809)
Net increase (decrease)	151,141	157,488	$ 2,174,830	$ 2,681,673

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity International Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Real Estate Fund (a fund of Fidelity Securities Fund) at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Real Estate Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 22, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 218 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 377 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (63)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kenneth B. Robins (38)

Year of Election or Appointment: 2008

President and Treasurer of International Real Estate. Mr. Robins also serves as President and Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (43)

Year of Election or Appointment: 2007

Vice President of International Real Estate. Mr. Hogan also serves as Vice President of Sector Funds (2007-present) and Senior Vice President, Equity Research of FMR. Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of International Real Estate. Mr. Goebel also serves as Secretary and CLO of other Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of International Real Estate. Mr. McGinty also serves as Assistant Secretary of Fidelity's other Equity and High Income Funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) officer of International Real Estate. Ms. Laurent also serves as AML officer of other Fidelity funds (2008-present) and is an employee of FMR LLC. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (49)

Year of Election or Appointment: 2008

Chief Financial Officer of International Real Estate. Ms. Reynolds also serves as Chief Financial Officer of other Fidelity funds (2008-present). Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of International Real Estate. Mr. Rathgeber also serves as Chief Compliance Officer of Fidelity's Equity and High Income Funds (2004-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of International Real Estate. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (40)

Year of Election or Appointment: 2008

Deputy Treasurer of International Real Estate. Mr. Deberghes also serves as Deputy Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of International Real Estate. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)

Year of Election or Appointment: 2004

Assistant Treasurer of International Real Estate. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of International Real Estate. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of International Real Estate. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2008, $600,573, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 11% and 4% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1 (h)(11) of the Internal Revenue Code.

The amounts per share which represents income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Pay Date	Income	Taxes
09/10/2007 12/24/2007	$0.339 $0.113	$0.0426 $0.0105

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	30,242,569,269.49	94.915
Withheld	1,620,182,942.38	5.085
TOTAL	31,862,752,211.87	100.000
Dennis J. Dirks
Affirmative	30,356,248,026.80	95.272
Withheld	1,506,504,185.07	4.728
TOTAL	31,862,752,211.87	100.000
Edward C. Johnson 3d
Affirmative	30,163,300,902.81	94.666
Withheld	1,699,451,309.06	5.334
TOTAL	31,862,752,211.87	100.000
Alan J. Lacy
Affirmative	30,334,439,999.59	95.203
Withheld	1,528,312,212.28	4.797
TOTAL	31,862,752,211.87	100.000
Ned C. Lautenbach
Affirmative	30,317,381,535.59	95.150
Withheld	1,545,370,676.28	4.850
TOTAL	31,862,752,211.87	100.000
Joseph Mauriello
Affirmative	30,340,553,696.88	95.223
Withheld	1,522,198,514.99	4.777
TOTAL	31,862,752,211.87	100.000
Cornelia M. Small
Affirmative	30,337,552,071.15	95.213
Withheld	1,525,200,140.72	4.787
TOTAL	31,862,752,211.87	100.000
William S. Stavropoulos
Affirmative	30,240,356,579.51	94.908
Withheld	1,622,395,632.36	5.092
TOTAL	31,862,752,211.87	100.000
	# of Votes	% of Votes
David M. Thomas
Affirmative	30,352,029,125.67	95.259
Withheld	1,510,723,086.20	4.741
TOTAL	31,862,752,211.87	100.000
Michael E. Wiley
Affirmative	30,333,540,290.12	95.201
Withheld	1,529,211,921.75	4.799
TOTAL	31,862,752,211.87	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
Affirmative	23,747,670,372.95	74.531
Against	5,357,217,831.03	16.814
Abstain	1,587,233,084.08	4.981
Broker Non-Votes	1,170,630,923.81	3.674
TOTAL	31,862,752,211.87	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Real Estate Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc..

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for Fidelity International Real Estate (retail class), as well as the fund's relative investment performance for Fidelity International Real Estate (retail class) measured against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, for the one- and three-year periods ended December 31, 2007, the cumulative total returns of Fidelity International Real Estate (retail class) of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). (The Advisor Classes of the fund had less than one year of performance as of December 31, 2007.)

Annual Report

Fidelity International Real Estate Fund

The Board stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that will be taken by FMR to attempt to improve the fund's below-benchmark performance. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 29% means that 71% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity International Real Estate Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expenses each of Class A, Class B, Class C, Institutional Class, and Fidelity International Real Estate (retail class) ranked below its competitive median for 2007, and the total expenses of Class T ranked above its competitive median for 2007. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisers

Fidelity International Investment
Advisers (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Mellon Bank, N.A.

Pittsburgh, PA

AIREI-UANN-0908
1.843171.101

Fidelity®
Leveraged Company Stock
Fund -

Leveraged Company Stock
Class K

Annual Report

July 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the last six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Domestic and international securities markets have struggled thus far in 2008. High-grade fixed-income investments produced modestly positive results, but many stock benchmarks suffered double-digit losses through the first half of this year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2008	Past 1 year	Past 5 years	Life of fund
Leveraged Company Stock	-2.76%	20.71%	19.59% A
Class K B	-2.70%	20.72%	19.60% A

A From December 19, 2000.

B The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Leveraged Company Stock, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Leveraged Company Stock on December 19, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Thomas Soviero, Portfolio Manager of Fidelity® Leveraged Company Stock Fund

Grim news about the U.S. economy forced most domestic equity benchmarks into negative territory for the 12 months ending July 31, 2008. Oil prices north of $140 per barrel, gasoline prices in excess of $4 per gallon and soaring food costs drove inflation and consumer prices higher. In response, consumer discretionary spending trended lower as Main Street tightened its purse strings. Wall Street, meanwhile, struggled under the weight of massive write-downs in the financials sector, an ongoing credit crisis and bleak housing data. In an effort to staunch the bleeding, the Federal Reserve Board cut interest rates on seven occasions during the past year. Nevertheless, investors fled the equity markets, and both the Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index fell to a threshold that many believe marks the official start of a "bear market." For the 12 months overall, the Dow slid 11.71%, the S&P 500® dropped 11.09% and the technology-heavy NASDAQ Composite® Index dipped 7.98%.

For the 12 months that ended July 31, 2008, the fund's Retail Class shares returned -2.76%, significantly outperforming the S&P 500 and the -13.27% return of the Credit Suisse Leveraged Equity Index. (For specific performance results for the fund's new Class K shares, please see the performance section of this report.) Very successful stock selection and a significant overweighting in the energy group were the main drivers of the fund's solid performance relative to the S&P 500. A considerable underweighting within financials helped further. Conversely, unfavorable security selection and an underweighting in both information technology and consumer staples detracted. Top contributors to the fund's outperformance included coal producers Alpha Natural Resources, Peabody Energy and Massey Energy; independent oil and natural gas companies Forest Oil, Chesapeake Energy and Petrohawk Energy; energy exploration and production firm Range Resources; and diversified financials firm Citigroup, which I'd heavily underweighted. Among the detractors were compressed natural gas products and services provider Exterran Holdings; semiconductor manufacturer Advanced Micro Devices (no longer held); printing company Cenveo; oil and natural gas refiner/marketer Frontier Oil; and cable TV company Charter Communications. Some of the stocks mentioned here were not part of the S&P 500.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 to July 31, 2008) for Leveraged Company Stock and for the entire period (May 9, 2008 to July 31, 2008) for Class K.

The hypothetical expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 to July 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value July 31, 2008	Expenses Paid During Period
Leveraged Company Stock
Actual	$ 1,000.00	$ 1,054.60	$ 4.24 B
Hypothetical A	$ 1,000.00	$ 1,020.74	$ 4.17 C
Class K
Actual	$ 1,000.00	$ 912.30	$ 1.54 B
Hypothetical A	$ 1,000.00	$ 1,021.38	$ 3.52 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period) for Leveraged Company Stock and multiplied by 84/366 (to reflect the period May 9, 2008 to July 31, 2008) for Class K.

C Hypothetical expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Leveraged Company Stock	.83%
Class K	.70%

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Freeport-McMoRan Copper & Gold, Inc. Class B	5.2	2.9
Alpha Natural Resources, Inc.	3.8	1.8
Forest Oil Corp.	3.4	3.2
Chesapeake Energy Corp.	3.4	2.6
Peabody Energy Corp.	3.2	2.0
El Paso Corp.	3.0	2.4
Exterran Holdings, Inc.	3.0	4.1
ON Semiconductor Corp.	2.7	1.7
Celanese Corp. Class A	2.2	2.6
Service Corp. International	2.1	2.8
	32.0
Top Five Market Sectors as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	42.6	41.1
Materials	12.1	12.1
Industrials	11.8	13.9
Information Technology	8.8	12.0
Consumer Discretionary	5.6	6.6
Asset Allocation (% of fund's net assets)
As of July 31, 2008 *		As of January 31, 2008 **
	Stocks 95.5%		Stocks 97.8%
	Bonds 0.7%		Bonds 0.2%
	Convertible Securities 1.5%		Convertible Securities 0.6%
	Other Investments 0.1%		Other Investments 0.1%
	Short-Term Investments and Net Other Assets 2.2%		Short-Term Investments and Net Other Assets 1.3%
* Foreign investments	11.8%	** Foreign investments	13.5%

Annual Report

Investments July 31, 2008

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 5.5%
Auto Components - 0.3%
The Goodyear Tire & Rubber Co. (a)	564,063	$ 11,073
WABCO Holdings, Inc.	211,533	9,553
		20,626
Automobiles - 0.2%
Daimler AG	338,000	19,499
Diversified Consumer Services - 2.6%
Carriage Services, Inc. Class A (a)	266,200	1,650
Regis Corp.	319,946	8,955
Service Corp. International (d)(e)	17,505,900	167,531
Stewart Enterprises, Inc. Class A (d)	2,979,752	26,550
		204,686
Hotels, Restaurants & Leisure - 0.4%
Bally Technologies, Inc. (a)(d)	852,360	27,097
Penn National Gaming, Inc. (a)	119,900	3,421
The Steak n Shake Co. (a)(d)	659,400	4,543
		35,061
Household Durables - 0.6%
Lennar Corp. Class A (d)	983,400	11,899
Newell Rubbermaid, Inc.	2,332,300	38,553
		50,452
Leisure Equipment & Products - 0.1%
Callaway Golf Co.	870,287	11,035
Media - 0.7%
Charter Communications, Inc. Class A (a)(d)	12,399,171	14,135
Cinemark Holdings, Inc. (d)	1,554,497	22,789
Comcast Corp. Class A	315,700	6,510
Gray Television, Inc.	1,995,535	4,989
Knology, Inc. (a)	113,144	1,181
Nexstar Broadcasting Group, Inc. Class A (a)	1,130,500	3,335
		52,939
Specialty Retail - 0.2%
Gamestop Corp. Class A (a)	152,000	6,158
The Pep Boys - Manny, Moe & Jack (d)	1,185,692	8,750
		14,908
Textiles, Apparel & Luxury Goods - 0.4%
Coach, Inc. (a)	1,189,320	30,340
TOTAL CONSUMER DISCRETIONARY		439,546
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - 3.8%
Food & Staples Retailing - 1.5%
Koninklijke Ahold NV sponsored ADR	2,484,960	$ 28,105
Kroger Co.	339,300	9,595
Safeway, Inc.	783,800	20,943
SUPERVALU, Inc.	2,399,117	61,465
		120,108
Food Products - 2.2%
Corn Products International, Inc. (d)	994,019	46,232
Darling International, Inc. (a)	2,498,930	40,433
Dean Foods Co. (a)	989,600	21,078
Pilgrims Pride Corp. Class B (d)	3,256,585	39,698
Smithfield Foods, Inc. (a)(d)	1,521,976	32,692
		180,133
Personal Products - 0.1%
Revlon, Inc. Class A (sub. vtg.) (a)	3,694,361	4,470
TOTAL CONSUMER STAPLES		304,711
ENERGY - 42.6%
Energy Equipment & Services - 9.5%
Exterran Holdings, Inc. (a)(e)	4,235,627	239,059
FMC Technologies, Inc. (a)	120,600	7,451
Grey Wolf, Inc. (a)(e)	10,589,450	90,434
Halliburton Co.	1,062,250	47,610
Hercules Offshore, Inc. (a)	1,713,531	42,787
Nabors Industries Ltd. (a)	808,800	29,489
National Oilwell Varco, Inc. (a)	1,272,290	100,040
Noble Corp.	696,000	36,102
Oil States International, Inc. (a)	270,700	14,856
Parker Drilling Co. (a)	1,200,000	9,684
Petroleum Geo-Services ASA	1,049,100	24,210
Petroleum Geo-Services ASA sponsored ADR	2,244,777	51,765
Pride International, Inc. (a)	646,100	25,043
Rowan Companies, Inc.	321,100	12,780
Schoeller-Bleckmann Oilfield Equipment AG	387,300	35,539
		766,849
Oil, Gas & Consumable Fuels - 33.1%
Alpha Natural Resources, Inc. (a)	3,109,734	307,708
Anadarko Petroleum Corp.	340,948	19,744
Arch Coal, Inc.	688,255	38,756
Cabot Oil & Gas Corp.	787,400	34,653
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Chesapeake Energy Corp.	5,468,600	$ 274,250
ConocoPhillips	414,631	33,842
El Paso Corp. (d)	13,439,476	240,970
EOG Resources, Inc.	140,700	14,145
EXCO Resources, Inc. (a)(f)	1,421,052	37,018
Forest Oil Corp. (a)(d)(e)	4,814,100	274,548
Frontier Oil Corp.	2,172,600	39,650
General Maritime Corp. (e)	2,849,200	76,757
Mariner Energy, Inc. (a)	2,921,653	77,307
Massey Energy Co.	1,554,400	115,414
Nexen, Inc.	763,200	24,010
OPTI Canada, Inc. (a)	1,311,300	24,898
Overseas Shipholding Group, Inc. (e)	2,008,500	158,169
Paladin Energy Ltd. (a)(d)	2,042,400	10,482
Peabody Energy Corp.	3,747,813	253,540
Petrohawk Energy Corp. (a)(d)	2,896,148	96,500
Plains Exploration & Production Co. (a)	360,660	20,186
Range Resources Corp.	3,289,300	159,728
Ship Finance International Ltd.:
(Norway)	53,099	1,371
(NY Shares)	1,275,051	37,920
Teekay Corp.	3,343,200	145,998
Teekay Tankers Ltd. (d)	64,100	1,453
Valero Energy Corp.	1,302,400	43,513
Western Refining, Inc. (d)	973,900	7,752
Williams Companies, Inc.	1,784,400	57,190
XTO Energy, Inc.	571,245	26,980
		2,654,452
TOTAL ENERGY		3,421,301
FINANCIALS - 2.0%
Capital Markets - 0.1%
Legg Mason, Inc.	290,701	11,730
Commercial Banks - 1.0%
KeyCorp	3,995,500	42,153
PNC Financial Services Group, Inc.	157,200	11,207
Wachovia Corp.	1,507,300	26,031
		79,391
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Diversified Financial Services - 0.4%
Bank of America Corp.	410,300	$ 13,499
CIT Group, Inc.	334,900	2,840
Citigroup, Inc.	902,100	16,860
		33,199
Real Estate Management & Development - 0.1%
CB Richard Ellis Group, Inc. Class A (a)	553,200	7,772
Thrifts & Mortgage Finance - 0.4%
Washington Mutual, Inc. (d)	5,917,500	31,541
TOTAL FINANCIALS		163,633
HEALTH CARE - 5.2%
Biotechnology - 0.0%
Lexicon Pharmaceuticals, Inc. (a)	392,187	965
Health Care Equipment & Supplies - 1.1%
Baxter International, Inc.	430,100	29,509
Beckman Coulter, Inc.	304,200	22,006
Hospira, Inc. (a)	361,900	13,810
Inverness Medical Innovations, Inc. (a)	518,708	17,486
TomoTherapy, Inc. (a)(d)	302,420	2,949
		85,760
Health Care Providers & Services - 4.1%
Community Health Systems, Inc. (a)	1,862,829	61,436
DaVita, Inc. (a)	2,042,600	114,079
Rural/Metro Corp. (a)	834,200	1,535
Sun Healthcare Group, Inc. (a)	1,205,054	17,220
Tenet Healthcare Corp. (a)	22,955,183	132,911
		327,181
Pharmaceuticals - 0.0%
Salix Pharmaceuticals Ltd. (a)(d)	632,610	5,048
TOTAL HEALTH CARE		418,954
INDUSTRIALS - 11.8%
Aerospace & Defense - 0.8%
American Science & Engineering, Inc. (d)(e)	510,091	28,830
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
Teledyne Technologies, Inc. (a)	368,594	$ 23,185
United Technologies Corp.	261,450	16,728
		68,743
Air Freight & Logistics - 0.0%
Park-Ohio Holdings Corp. (a)	179,465	3,128
Airlines - 0.8%
AirTran Holdings, Inc. (a)(d)	861,500	2,516
AMR Corp. (a)	670,630	6,056
Delta Air Lines, Inc. (a)	7,058,176	53,219
Northwest Airlines Corp. (a)	217,971	1,997
UAL Corp.	280,400	2,330
		66,118
Building Products - 1.7%
Armstrong World Industries, Inc.	121,433	4,094
Owens Corning (a)(d)	4,928,290	128,185
Owens Corning warrants 10/31/13 (a)	406,600	1,488
		133,767
Commercial Services & Supplies - 2.7%
Allied Waste Industries, Inc. (a)	5,612,500	67,911
Cenveo, Inc. (a)(d)(e)	3,858,300	35,651
Deluxe Corp.	1,473,836	21,076
Republic Services, Inc.	744,750	24,204
The Brink's Co.	244,500	16,861
Waste Management, Inc.	1,494,300	53,107
		218,810
Construction & Engineering - 0.3%
Foster Wheeler Ltd. (a)	257,500	14,618
Great Lakes Dredge & Dock Corp.	429,400	2,791
Layne Christensen Co. (a)	72,376	3,305
		20,714
Electrical Equipment - 1.1%
Baldor Electric Co. (d)	404,900	13,787
Belden, Inc. (d)	1,270,366	46,902
Emerson Electric Co.	389,900	18,988
General Cable Corp. (a)(d)	197,700	11,393
		91,070
Industrial Conglomerates - 0.1%
Tyco International Ltd.	167,400	7,459
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - 2.1%
Accuride Corp. (a)	1,384,197	$ 3,807
Badger Meter, Inc. (d)	366,854	20,665
Cummins, Inc.	824,000	54,664
Dynamic Materials Corp.	541,040	17,816
Eaton Corp.	478,800	34,014
FreightCar America, Inc.	151,247	5,761
Ingersoll-Rand Co. Ltd. Class A	145,958	5,254
Middleby Corp. (a)(d)	414,457	19,397
Thermadyne Holdings Corp. (a)(d)	64,900	1,116
Timken Co.	92,800	3,064
		165,558
Marine - 2.1%
Britannia Bulk Holdings, Inc.	435,100	5,730
Excel Maritime Carriers Ltd.	122,900	4,555
Genco Shipping & Trading Ltd.	1,433,223	97,717
Navios Maritime Holdings, Inc.	4,811,986	45,521
OceanFreight, Inc. (e)	740,600	14,375
		167,898
Trading Companies & Distributors - 0.0%
H&E Equipment Services, Inc. (a)	12,900	164
Transportation Infrastructure - 0.1%
Aegean Marine Petroleum Network, Inc.	215,300	7,794
TOTAL INDUSTRIALS		951,223
INFORMATION TECHNOLOGY - 8.8%
Computers & Peripherals - 0.3%
EMC Corp. (a)	1,807,600	27,132
Electronic Equipment & Instruments - 2.7%
Avnet, Inc. (a)	298,600	8,140
Bell Microproducts, Inc. (a)	623,761	1,435
Cogent, Inc. (a)(d)	1,966,117	19,936
DDi Corp. (a)	295,899	1,760
Flextronics International Ltd. (a)	13,177,863	117,678
Itron, Inc. (a)	200,800	18,540
Merix Corp. (a)(e)	1,545,123	3,059
TTM Technologies, Inc. (a)	1,402,619	15,779
Tyco Electronics Ltd.	631,050	20,913
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Viasystems Group, Inc. (a)	775,300	$ 6,978
Viasystems Group, Inc. (h)	625,780	5,632
		219,850
Internet Software & Services - 0.1%
VeriSign, Inc. (a)	194,300	6,323
IT Services - 0.6%
CACI International, Inc. Class A (a)	348,000	15,646
Cognizant Technology Solutions Corp. Class A (a)	56,200	1,578
SAIC, Inc. (a)(d)	1,381,400	26,095
		43,319
Semiconductors & Semiconductor Equipment - 4.6%
Amkor Technology, Inc. (a)	5,642,218	49,426
Atmel Corp. (a)	5,381,223	18,996
Cypress Semiconductor Corp. (a)	651,200	17,745
Infineon Technologies AG sponsored ADR (a)	4,881,700	36,710
Intel Corp.	693,100	15,380
ON Semiconductor Corp. (a)(d)(e)	23,079,802	216,719
Spansion, Inc. Class A (a)	7,119,753	16,304
		371,280
Software - 0.5%
Symantec Corp. (a)	1,949,400	41,074
TOTAL INFORMATION TECHNOLOGY		708,978
MATERIALS - 12.1%
Chemicals - 5.9%
Agrium, Inc.	344,200	30,250
Albemarle Corp.	1,377,906	53,642
Arch Chemicals, Inc.	648,542	20,818
Celanese Corp. Class A	4,687,200	180,598
FMC Corp.	60,100	4,470
Georgia Gulf Corp. (d)	873,676	2,534
H.B. Fuller Co. (e)	2,983,010	74,575
Monsanto Co.	469,600	55,934
Nalco Holding Co.	894,300	21,016
NOVA Chemicals Corp. (d)	544,200	13,995
Phosphate Holdings, Inc. (h)	307,500	11,224
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
Pliant Corp. (a)	567	$ 0
Texas Petrochemicals, Inc. (a)	11,700	246
		469,302
Containers & Packaging - 0.5%
Owens-Illinois, Inc. (a)	307,325	12,981
Rock-Tenn Co. Class A	657,892	23,388
Temple-Inland, Inc.	365,400	5,938
		42,307
Metals & Mining - 5.3%
Freeport-McMoRan Copper & Gold, Inc. Class B	4,297,179	415,748
Ormet Corp. (a)	330,000	2,805
Ormet Corp. (a)(h)	1,075,000	8,224
		426,777
Paper & Forest Products - 0.4%
Domtar Corp. (a)	2,059,700	11,740
Neenah Paper, Inc.	518,300	9,682
Weyerhaeuser Co.	194,300	10,387
		31,809
TOTAL MATERIALS		970,195
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.4%
PAETEC Holding Corp. (a)	2,980,233	17,554
Qwest Communications International, Inc. (d)	2,403,500	9,205
		26,759
Wireless Telecommunication Services - 0.4%
Centennial Communications Corp. Class A (a)	827,032	6,649
Syniverse Holdings, Inc. (a)	1,638,827	26,549
		33,198
TOTAL TELECOMMUNICATION SERVICES		59,957
UTILITIES - 2.9%
Gas Utilities - 0.2%
Equitable Resources, Inc.	28,900	1,510
ONEOK, Inc.	317,600	14,444
		15,954
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Independent Power Producers & Energy Traders - 2.3%
AES Corp. (a)	8,357,733	$ 134,894
Calpine Corp. (a)	601,800	10,471
Dynegy, Inc. Class A (a)	1,987,000	13,373
Mirant Corp. (a)(d)	714,500	21,871
		180,609
Multi-Utilities - 0.4%
CMS Energy Corp.	2,404,800	32,465
TOTAL UTILITIES		229,028
TOTAL COMMON STOCKS (Cost $6,312,617)		7,667,526
Preferred Stocks - 1.3%

Convertible Preferred Stocks - 1.3%
FINANCIALS - 1.3%
Capital Markets - 0.3%
Lehman Brothers Holdings, Inc. Series P, 7.25%	37,640	24,466
Diversified Financial Services - 0.1%
CIT Group, Inc. Series C, 8.75%	62,300	2,923
Insurance - 0.9%
American International Group, Inc. Series A, 8.50%	1,285,900	73,609
TOTAL FINANCIALS		100,998
Nonconvertible Preferred Stocks - 0.0%
MATERIALS - 0.0%
Chemicals - 0.0%
Pliant Corp. Series AA 13.00%	5,008	501
TOTAL PREFERRED STOCKS (Cost $139,609)		101,499
Corporate Bonds - 0.9%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 0.2%
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
ICO North America, Inc. 7.5% 8/15/09 (h)	$ 16,153	$ 13,407
Nonconvertible Bonds - 0.7%
FINANCIALS - 0.7%
Consumer Finance - 0.0%
General Motors Acceptance Corp.:
6.75% 12/1/14	4,285	2,421
6.875% 9/15/11	635	416
6.875% 8/28/12	2,140	1,343
		4,180
Thrifts & Mortgage Finance - 0.7%
Residential Capital LLC 9.625% 5/15/15 (f)	140,932	54,963
TOTAL FINANCIALS		59,143
INDUSTRIALS - 0.0%
Airlines - 0.0%
Delta Air Lines, Inc. 8% 12/15/07 (a)(f)	4,145	52
Northwest Airlines, Inc. 9.875% 3/15/07 (a)	7,000	70
		122
TOTAL NONCONVERTIBLE BONDS		59,265
TOTAL CORPORATE BONDS (Cost $100,452)		72,672
Floating Rate Loans - 0.1%

CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
Univision Communications, Inc. Tranche 1LN, term loan 5.1242% 9/29/14 (g)	13,885	11,386
(Cost $10,990)
Money Market Funds - 5.7%
	Shares	Value (000s)
Fidelity Cash Central Fund, 2.35% (b)	218,455,952	$ 218,456
Fidelity Securities Lending Cash Central Fund, 2.37% (b)(c)	242,332,821	242,333
TOTAL MONEY MARKET FUNDS (Cost $460,789)		460,789
Other - 0.0%

Other - 0.0%
Delta Air Lines ALPA Claim (a) (Cost $749)	64,750,000	1,457
TOTAL INVESTMENT PORTFOLIO - 103.5% (Cost $7,025,206)		8,315,329
NET OTHER ASSETS - (3.5)%		(283,222)
NET ASSETS - 100%		$ 8,032,107
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $92,033,000 or 1.1% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $38,487,000 or 0.5% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
ICO North America, Inc. 7.5% 8/15/09	8/12/05 - 2/15/08	$ 16,314
Ormet Corp.	2/27/07 - 4/4/07	$ 20,556
Phosphate Holdings, Inc.	1/25/08	$ 9,994
Viasystems Group, Inc.	2/13/04	$ 12,594
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 5,256
Fidelity Securities Lending Cash Central Fund	3,177
Total	$ 8,433
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Alpha Natural Resources, Inc.	$ 68,371	$ 8,344	$ 34,924	$ -	$ -
American Science & Engineering, Inc.	17,435	9,626	-	260	28,830
AMIS Holdings, Inc.	46,648	-	-	-	-
Amkor Technology, Inc.	155,734	-	70,055	-	-
Cenveo, Inc.	80,855	202	-	-	35,651
Dht Maritime, Inc.	40,938	-	23,916	2,551	-
Exterran Holdings, Inc.	-	54,324	-	-	239,059
Forest Oil Corp.	160,969	34,970	-	-	274,548
Friendly Ice Cream Corp.	6,478	-	6,563	-	-
General Maritime Corp.	84,479	-	10,605	5,212	76,757
Grey Wolf, Inc.	61,700	19,383	-	-	90,434
H.B. Fuller Co.	50,977	33,500	-	779	74,575
Interstate Bakeries Corp.	5,678	-	139	-	-
Merix Corp.	11,635	-	-	-	3,059
Navios Maritime Holdings, Inc.	73,496	5,140	14,277	1,707	-
OceanFreight, Inc.	17,693	-	-	1,695	14,375
ON Semiconductor Corp.	211,301	-	-	-	216,719
Overseas Shipholding Group, Inc.	140,663	13,883	-	2,450	158,169
Service Corp. International	192,786	19,354	4,257	2,426	167,531
The Bon-Ton Stores, Inc.	-	15,705	5,208	37	-
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Universal Compression Holdings, Inc.	148,600	-	-	-	-
Total	$ 1,576,436	$ 214,431	$ 169,944	$ 17,117	$ 1,379,707
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	88.2%
Marshall Islands	4.9%
Singapore	1.5%
Canada	1.2%
Bermuda	1.2%
Others (individually less than 1%)	3.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2008

Assets
Investment in securities, at value (including securities loaned of $231,233) - See accompanying schedule: Unaffiliated issuers (cost $5,493,523)	$ 6,474,833
Fidelity Central Funds (cost $460,789)	460,789
Other affiliated issuers (cost $1,070,894)	1,379,707
Total Investments (cost $7,025,206)		$ 8,315,329
Cash		649
Receivable for investments sold		35,449
Receivable for fund shares sold		17,341
Dividends receivable		6,011
Interest receivable		2,892
Distributions receivable from Fidelity Central Funds		735
Prepaid expenses		9
Other receivables		32
Total assets		8,378,447

Liabilities
Payable for investments purchased	$ 87,391
Payable for fund shares redeemed	10,838
Accrued management fee	4,154
Other affiliated payables	1,481
Other payables and accrued expenses	143
Collateral on securities loaned, at value	242,333
Total liabilities		346,340

Net Assets		$ 8,032,107
Net Assets consist of:
Paid in capital		$ 6,650,450
Undistributed net investment income		11,678
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		79,856
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,290,123
Net Assets		$ 8,032,107

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2008

Leveraged Company Stock: Net Asset Value, offering price and redemption price per share ($8,032,016 ÷ 258,324 shares)	$ 31.09

Class K: Net Asset Value, offering price and redemption price per share ($91.232 ÷ 2.933 shares)	$ 31.11

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2008

Investment Income
Dividends (including $17,117 earned from other affiliated issuers)		$ 80,622
Interest		7,843
Income from Fidelity Central Funds		8,433
Total income		96,898

Expenses
Management fee	$ 46,484
Transfer agent fees	14,881
Accounting and security lending fees	1,277
Custodian fees and expenses	107
Independent trustees' compensation	32
Registration fees	266
Audit	69
Legal	33
Interest	2
Miscellaneous	464
Total expenses before reductions	63,615
Expense reductions	(187)	63,428
Net investment income (loss)		33,470
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	142,372
Other affiliated issuers	8,588
Foreign currency transactions	100
Total net realized gain (loss)		151,060
Change in net unrealized appreciation (depreciation) on: Investment securities	(527,172)
Assets and liabilities in foreign currencies	(15)
Total change in net unrealized appreciation (depreciation)		(527,187)
Net gain (loss)		(376,127)
Net increase (decrease) in net assets resulting from operations		$ (342,657)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2008	Year ended July 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 33,470	$ 80,309
Net realized gain (loss)	151,060	319,520
Change in net unrealized appreciation (depreciation)	(527,187)	841,301
Net increase (decrease) in net assets resulting from operations	(342,657)	1,241,130
Distributions to shareholders from net investment income	(89,831)	(19,040)
Distributions to shareholders from net realized gain	(319,818)	(219,421)
Total distributions	(409,649)	(238,461)
Share transactions - net increase (decrease)	950,964	2,652,026
Redemption fees	3,350	1,519
Total increase (decrease) in net assets	202,008	3,656,214

Net Assets
Beginning of period	7,830,099	4,173,885
End of period (including undistributed net investment income of $11,678 and undistributed net investment income of $73,047, respectively)	$ 8,032,107	$ 7,830,099

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Leveraged Company Stock

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 33.78	$ 28.07	$ 25.48	$ 20.18	$ 14.93
Income from Investment Operations
Net investment income (loss) B	.14	.44 E	.16	.24 F	.04
Net realized and unrealized gain (loss)	(1.06)	6.78	3.04	6.21	5.45
Total from investment operations	(.92)	7.22	3.20	6.45	5.49
Distributions from net investment income	(.39)	(.12)	(.21)	(.04)	-
Distributions from net realized gain	(1.39)	(1.40)	(.41)	(1.12)	(.27)
Total distributions	(1.78)	(1.52)	(.62)	(1.16)	(.27)
Redemption fees added to paid in capital B	.01	.01	.01	.01	.03
Net asset value, end of period	$ 31.09	$ 33.78	$ 28.07	$ 25.48	$ 20.18
Total Return A	(2.76)%	27.08%	12.80%	33.93%	37.27%
Ratios to Average Net Assets C, G
Expenses before reductions	.83%	.83%	.86%	.87%	.88%
Expenses net of fee waivers, if any	.83%	.83%	.86%	.87%	.88%
Expenses net of all reductions	.83%	.83%	.85%	.84%	.85%
Net investment income (loss)	.44%	1.43% E	.60%	1.04% F	.23%
Supplemental Data
Net assets, end of period (in millions)	$ 8,032	$ 7,830	$ 4,174	$ 3,328	$ 1,504
Portfolio turnover rate D	30%	20%	23%	16%	35%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.26 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .59%.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.10 per share. Excluding this dividend the ratio of net investment income (loss) to average net assets would have been .61%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Year ended July 31,

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 34.10
Income from Investment Operations
Net investment income (loss) D	.05
Net realized and unrealized gain (loss)	(3.04)
Total from investment operations	(2.99)
Redemption fees added to paid in capital D	- I
Net asset value, end of period	$ 31.11
Total Return B, C	(8.77)%
Ratios to Average Net Assets E, H
Expenses before reductions	.70% A
Expenses net of fee waivers, if any	.70% A
Expenses net of all reductions	.70% A
Net investment income (loss)	.58% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 91
Portfolio turnover rate F	30%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2008

1. Organization.

Fidelity Leveraged Company Stock Fund (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. On January 17, 2008, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of shares of Class K and the existing class was designated Leveraged Company Stock on May 9, 2008. The Fund offers Leveraged Company Stock and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. In order to disclose Class level financial information dollar amounts presented in the notes are unrounded. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to the prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,110,354,430
Unrealized depreciation	(819,990,197)
Net unrealized appreciation (depreciation)	1,290,364,233
Undistributed ordinary income	24,466,239
Undistributed long-term capital gain	48,469,109

Cost for federal income tax purposes	$ 7,024,964,835

The tax character of distributions paid was as follows:

	July 31, 2008	July 31, 2007
Ordinary Income	$ 113,319,906	$ 31,376,424
Long-term Capital Gains	296,328,698	207,084,824
Total	$ 409,648,604	$ 238,461,248

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,911,654,475 and $2,277,621,856, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

increases as assets under management decrease. For the period, the total annual management fee rate was .61% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of Leveraged Company Stock and asset-based fees of .05% of average net assets for Class K. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also affiliate of FMR, was the fund's transfer agent for Leverage Company Stock. For the period, the transfer agent fees for Leveraged Company Stock were equivalent to an annual rate of .19% of average net assets.

For the period, the total transfer agent fees paid by each class were as follows:

Amount
Leveraged Company Stock	$ 14,881,323
Leveraged Company Stock Class K	12

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $68,879 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 14,993,000	3.69%	$ 1,535

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $17,469 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $3,177,301.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Leverage Company Stock's operating expenses. During the period, this reimbursement reduced the class' expenses by $12,755.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $42,677 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $32,279.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions - continued

During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Leveraged Company Stock	$ 99,740

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $80,231, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2008	2007
From net investment income
Leveraged Company Stock	$ 89,830,628	$ 19,039,816
From net realized gain
Leveraged Company Stock	$ 319,817,976	$ 219,421,432

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2008 A	2007	2008 A	2007
Leveraged Company Stock
Shares sold	100,393,686	116,056,005	$ 3,279,173,386	$ 3,685,329,714
Reinvestment of distributions	12,304,505	8,327,633	391,353,016	228,497,809
Shares redeemed	(86,186,097)	(41,246,569)	(2,719,660,523)	(1,261,800,921)
Net increase (decrease)	26,512,094	83,137,069	$ 950,865,879	$ 2,652,026,602
Class K
Shares sold	2,933	-	$ 100,000	$ -
Net increase (decrease)	2,933	-	$ 100,000	$ -

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Leveraged Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Leveraged Company Stock Fund (a fund of Fidelity Securities Fund) at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Leveraged Company Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 22, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 218 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 377 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006- present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (63)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005- present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001- present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kenneth B. Robins (38)

Year of Election or Appointment: 2008

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of the fund. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds, President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Thomas C. Hense (44)

Year of Election or Appointment: 2008

Vice President of the fund. Mr. Hense also serves as Vice President of Fidelity's High Income and Small Cap Funds (2008-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the fund. Mr. Goebel also serves as Secretary and CLO of other Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of the fund. Mr. McGinty also serves as Assistant Secretary of Fidelity's other Equity and High Income Funds (2008- present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) officer of the fund. Ms. Laurent also serves as AML officer of other Fidelity funds (2008-present) and is an employee of FMR LLC. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (49)

Year of Election or Appointment: 2008

Chief Financial Officer of the fund. Ms. Reynolds also serves as Chief Financial Officer of other Fidelity funds (2008-present). Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of Fidelity's Equity and High Income Funds (2004-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005- present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (40)

Year of Election or Appointment: 2008

Deputy Treasurer of the fund. Mr. Deberghes also serves as Deputy Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Leveraged Company Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from the sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Leveraged Company Stock	09/15/08	09/12/08	$.037	$.25
Class K	09/15/08	09/12/08	$.047	$.25

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2008, $96,359,466, or, if subsequently determined to be different, the net capital gain of such year.

Leveraged Company Stock designates 29% and 32% of the dividends distributed in September and December, 2007, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Leveraged Company Stock designates 100% and 82%; of the dividends distributed in September and December, 2007, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	30,242,569,269.49	94.915
Withheld	1,620,182,942.38	5.085
TOTAL	31,862,752,211.87	100.000
Dennis J. Dirks
Affirmative	30,356,248,026.80	95.272
Withheld	1,506,504,185.07	4.728
TOTAL	31,862,752,211.87	100.000
Edward C. Johnson 3d
Affirmative	30,163,300,902.81	94.666
Withheld	1,699,451,309.06	5.334
TOTAL	31,862,752,211.87	100.000
Alan J. Lacy
Affirmative	30,334,439,999.59	95.203
Withheld	1,528,312,212.28	4.797
TOTAL	31,862,752,211.87	100.000
Ned C. Lautenbach
Affirmative	30,317,381,535.59	95.150
Withheld	1,545,370,676.28	4.850
TOTAL	31,862,752,211.87	100.000
Joseph Mauriello
Affirmative	30,340,553,696.88	95.223
Withheld	1,522,198,514.99	4.777
TOTAL	31,862,752,211.87	100.000
Cornelia M. Small
Affirmative	30,337,552,071.15	95.213
Withheld	1,525,200,140.72	4.787
TOTAL	31,862,752,211.87	100.000
William S. Stavropoulos
Affirmative	30,240,356,579.51	94.908
Withheld	1,622,395,632.36	5.092
TOTAL	31,862,752,211.87	100.000
	# of Votes	% of Votes
David M. Thomas
Affirmative	30,352,029,125.67	95.259
Withheld	1,510,723,086.20	4.741
TOTAL	31,862,752,211.87	100.000
Michael E. Wiley
Affirmative	30,333,540,290.12	95.201
Withheld	1,529,211,921.75	4.799
TOTAL	31,862,752,211.87	100.000
PROPOSAL 2
	# of Votes	% of Votes
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
Affirmative	23,747,670,372.95	74.531
Against	5,357,217,831.03	16.814
Abstain	1,587,233,084.08	4.981
Broker Non-Votes	1,170,630,923.81	3.674
TOTAL	31,862,752,211.87	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Leveraged Company Stock Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. (The fund did not offer Class K as of December 31, 2007.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Fidelity Leveraged Company Stock Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the first quartile for all the periods shown. The Board also stated that the investment performance of the fund compared favorably to its benchmark for all the periods shown.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Leveraged Company Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the fund's total expenses ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

LSF-UANN-0908
1.789248.105

Fidelity®
OTC
Portfolio -

OTC
Class K

Annual Report

July 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Domestic and international securities markets have struggled thus far in 2008. High-grade fixed-income investments produced modestly positive results, but many stock benchmarks suffered double-digit losses through the first half of this year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2008	Past 1 year	Past 5 years	Past 10 years
OTC	-5.16%	9.79%	5.01%
Class K A	-5.12%	9.80%	5.02%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of OTC, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in OTC, a class of the fund, on July 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the NASDAQ Composite® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Sonu Kalra, Portfolio Manager of Fidelity® OTC Portfolio

Grim news about the U.S. economy forced most domestic equity benchmarks into negative territory for the 12 months ending July 31, 2008. Oil prices north of $140 per barrel, gasoline prices in excess of $4 per gallon and soaring food costs drove inflation and consumer prices higher. In response, consumer discretionary spending trended lower as Main Street tightened its purse strings. Wall Street, meanwhile, struggled under the weight of massive write-downs in the financials sector, an ongoing credit crisis and bleak housing data. In an effort to staunch the bleeding, the Federal Reserve Board cut interest rates on seven occasions during the past year. Nevertheless, investors fled the equity markets, and both the Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index fell to a threshold that many believe marks the official start of a "bear market." For the 12 months overall, the Dow slid 11.71%, the S&P 500® dropped 11.09% and the technology-heavy NASDAQ Composite® Index dipped 7.93%.

During the past year, the fund's Retail Class shares returned -5.16%, beating the NASDAQ Composite Index. (For specific performance results for the fund's new Class K shares, please see the performance section of this report.) Favorable stock selection in information technology, consumer discretionary, materials and energy aided performance. Additionally, currency fluctuations benefited the fund's foreign holdings. Versus the benchmark, Canada-based Research In Motion was the fund's top contributor. The maker of the BlackBerry "smartphone" continued to expand into the consumer market and also internationally. Japan-based video game maker Nintendo, an out-of-index pick, also helped, as did Apple, the fund's largest position at period end. Other contributors included agricultural products producer Monsanto, an out-of-index position, and Illumina, a maker of gene analysis tools and equipment. Conversely, our results were hampered by poor stock selection in industrials, consumer staples and financials, although underweighting the latter, a weak-performing sector, helped. At the stock level, underweighting software giant and major index component Microsoft hampered performance. The fund had its lightest exposure to the stock in the first half of the period, when it enjoyed stronger performance. A small position in investment bank Lehman Brothers - an out-of-index holding that I sold off entirely - went awry. An underweighting in enterprise software supplier Oracle further detracted, along with a position in drug maker Sepracor.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 to July 31, 2008) for OTC and for the entire period (May 9, 2008 to July 31, 2008) for Class K. The hypothetical expense Example is based on an investment of $1,000 invested for the one half period (February 1, 2008 to July 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value	Ending Account Value July 31, 2008	Expenses Paid During Period
OTC
Actual	$ 1,000.00	$ 992.40	$ 5.35 B
Hypothetical A	$ 1,000.00	$ 1,019.49	$ 5.42 C
Class K
Actual	$ 1,000.00	$ 934.90	$ 2.02 B
Hypothetical A	$ 1,000.00	$ 1,020.34	$ 4.57 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expenses ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period) for OTC and multiplied by 84/366 (to reflect the period May 9, 2008 to July 31, 2008) for Class K.

C Hypothetical expenses are equal to each Class' annualized expenses ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
OTC	1.08%
Class K	.91%

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	8.1	2.1
Google, Inc. Class A (sub. vtg.)	6.6	9.4
QUALCOMM, Inc.	4.7	1.3
Microsoft Corp.	4.3	6.9
Cisco Systems, Inc.	3.8	5.1
Research In Motion Ltd.	3.5	3.5
Nintendo Co. Ltd. ADR	3.2	10.1
Celgene Corp.	2.3	2.0
Biogen Idec, Inc.	2.2	1.9
Gilead Sciences, Inc.	1.9	1.7
	40.6
Top Five Market Sectors as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	50.2	57.3
Health Care	19.7	19.3
Industrials	7.8	7.8
Consumer Discretionary	7.6	6.7
Materials	5.7	1.8
Asset Allocation (% of fund's net assets)
As of July 31, 2008 *		As of January 31, 2008 **
	Stocks 99.7%		Stocks 98.8%
	Short-Term Investments and Net Other Assets 0.3%		Short-Term Investments and Net Other Assets 1.2%
* Foreign investments	14.1%	** Foreign investments	22.1%

Annual Report

Investments July 31, 2008

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 7.6%
Diversified Consumer Services - 0.2%
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	221,300	$ 15,491
Hotels, Restaurants & Leisure - 0.6%
Buffalo Wild Wings, Inc. (a)(d)	460,991	15,180
California Pizza Kitchen, Inc. (a)	698,100	9,110
Red Robin Gourmet Burgers, Inc. (a)(d)	358,000	8,889
Starbucks Corp. (a)	507,700	7,458
		40,637
Internet & Catalog Retail - 1.3%
Amazon.com, Inc. (a)	1,149,500	87,753
Gaiam, Inc. Class A (a)	405,618	5,946
		93,699
Media - 1.6%
Comcast Corp. Class A	3,191,600	65,811
The DIRECTV Group, Inc. (a)	1,478,400	39,946
VisionChina Media, Inc. ADR (d)	100,000	2,504
		108,261
Multiline Retail - 0.1%
Golden Eagle Retail Group Ltd. (H Shares)	1,739,000	1,478
Parkson Retail Group Ltd.	2,465,000	3,412
		4,890
Specialty Retail - 2.1%
bebe Stores, Inc. (d)	1,677,900	17,400
Citi Trends, Inc. (a)	319,066	7,380
Gymboree Corp. (a)	191,000	7,143
Jo-Ann Stores, Inc. (a)(d)	562,864	12,366
Jos. A. Bank Clothiers, Inc. (a)	200,000	4,480
Ross Stores, Inc.	338,500	12,849
Staples, Inc.	983,400	22,127
The Children's Place Retail Stores, Inc. (a)(d)	986,600	37,540
Urban Outfitters, Inc. (a)(d)	647,800	21,384
		142,669
Textiles, Apparel & Luxury Goods - 1.7%
American Apparel, Inc. (a)	1,200,911	7,061
Deckers Outdoor Corp. (a)	556,600	62,901
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Lululemon Athletica, Inc. (d)	1,217,873	$ 27,037
Provogue (India) Ltd. (e)	1,105,999	22,092
		119,091
TOTAL CONSUMER DISCRETIONARY		524,738
CONSUMER STAPLES - 0.3%
Food & Staples Retailing - 0.3%
Costco Wholesale Corp.	209,600	13,138
Winn-Dixie Stores, Inc. (a)(d)	584,900	9,294
		22,432
ENERGY - 3.7%
Energy Equipment & Services - 0.9%
ENSCO International, Inc.	100,000	6,914
Hercules Offshore, Inc. (a)	921,700	23,015
Nabors Industries Ltd. (a)	187,500	6,836
National Oilwell Varco, Inc. (a)	100,400	7,894
Patterson-UTI Energy, Inc.	594,100	16,884
		61,543
Oil, Gas & Consumable Fuels - 2.8%
Alpha Natural Resources, Inc. (a)	250,600	24,797
Arch Coal, Inc.	243,300	13,700
Chesapeake Energy Corp.	547,300	27,447
EnCana Corp.	92,300	6,662
GMX Resources, Inc. (a)(d)	89,500	5,254
International Coal Group, Inc. (a)(d)	996,800	10,436
James River Coal Co. (a)(d)	711,800	30,857
Patriot Coal Corp. (a)	300,463	37,903
Petroleo Brasileiro SA - Petrobras sponsored ADR	169,600	9,482
Reliance Industries Ltd.	172,404	8,958
Southwestern Energy Co. (a)	492,800	17,894
		193,390
TOTAL ENERGY		254,933
FINANCIALS - 4.5%
Capital Markets - 2.5%
Charles Schwab Corp.	2,047,200	46,860
Goldman Sachs Group, Inc.	163,500	30,091
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Capital Markets - continued
India Infoline Ltd.	380,000	$ 5,813
Morgan Stanley	635,700	25,097
T. Rowe Price Group, Inc.	1,024,000	61,286
		169,147
Commercial Banks - 0.5%
Boston Private Financial Holdings, Inc.	406,800	3,185
Fifth Third Bancorp (d)	2,212,700	30,911
		34,096
Diversified Financial Services - 1.4%
Bank of America Corp.	877,200	28,860
CME Group, Inc.	137,800	49,626
Hong Kong Exchanges & Clearing Ltd.	1,193,100	17,786
		96,272
Real Estate Investment Trusts - 0.0%
SWA REIT Ltd. unit	154,800	96
Real Estate Management & Development - 0.1%
Cheung Kong Holdings Ltd.	469,000	6,625
TOTAL FINANCIALS		306,236
HEALTH CARE - 19.7%
Biotechnology - 13.2%
Alexion Pharmaceuticals, Inc. (a)	217,880	20,426
Alkermes, Inc. (a)	1,213,741	19,116
Alnylam Pharmaceuticals, Inc. (a)	48,400	1,683
Amgen, Inc. (a)	1,580,100	98,962
Amylin Pharmaceuticals, Inc. (a)(d)	1,677,500	52,925
Biogen Idec, Inc. (a)	2,156,875	150,464
Celgene Corp. (a)	2,076,792	156,777
Cephalon, Inc. (a)	726,300	53,136
Cougar Biotechnology, Inc. (a)	968,145	32,579
CV Therapeutics, Inc. (a)	250,000	2,343
Gilead Sciences, Inc. (a)	2,447,900	132,138
GTx, Inc. (a)(d)	544,100	10,142
InterMune, Inc. (a)(d)	828,200	14,228
Isis Pharmaceuticals, Inc. (a)	1,335,749	22,881
Myriad Genetics, Inc. (a)	251,289	16,711
ONYX Pharmaceuticals, Inc. (a)(d)	283,200	11,470
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
OREXIGEN Therapeutics, Inc. (a)	400,752	$ 3,507
Regeneron Pharmaceuticals, Inc. (a)(d)	1,258,100	27,540
Rigel Pharmaceuticals, Inc. (a)	833,284	21,199
Seattle Genetics, Inc. (a)	1,133,303	12,874
Transition Therapeutics, Inc. (a)	674,633	6,734
Vertex Pharmaceuticals, Inc. (a)	1,114,688	38,457
		906,292
Health Care Equipment & Supplies - 0.5%
China Medical Technologies, Inc. sponsored ADR (d)	313,800	15,037
Gen-Probe, Inc. (a)	429,100	22,880
		37,917
Health Care Providers & Services - 1.9%
Express Scripts, Inc. (a)	1,550,200	109,351
IPC The Hospitalist Co., Inc.	276,077	5,949
UnitedHealth Group, Inc.	506,200	14,214
		129,514
Life Sciences Tools & Services - 2.0%
Exelixis, Inc. (a)	1,858,872	13,012
Illumina, Inc. (a)(d)	1,039,046	96,881
Illumina, Inc.:
warrants 11/22/10 (a)(f)	354,776	8,878
warrants 1/19/11 (a)(f)	452,917	11,353
Sequenom, Inc. (a)	350,000	7,476
		137,600
Pharmaceuticals - 2.1%
Elan Corp. PLC sponsored ADR (a)	2,984,900	59,847
Sepracor, Inc. (a)	1,300,900	22,740
Shire PLC sponsored ADR	234,100	11,785
Teva Pharmaceutical Industries Ltd. sponsored ADR (d)	1,104,600	49,530
		143,902
TOTAL HEALTH CARE		1,355,225
INDUSTRIALS - 7.8%
Airlines - 0.7%
Continental Airlines, Inc. Class B (a)	742,500	10,195
Delta Air Lines, Inc. (a)	685,249	5,167
JetBlue Airways Corp. (a)	1,105,500	5,826
Northwest Airlines Corp. (a)	412,900	3,782
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Airlines - continued
UAL Corp.	1,199,577	$ 9,968
US Airways Group, Inc. (a)(d)	2,081,500	10,532
		45,470
Construction & Engineering - 0.2%
Hindustan Construction Co. Ltd.	131,062	269
Larsen & Toubro Ltd.	180,000	11,040
		11,309
Electrical Equipment - 3.7%
Bharat Heavy Electricals Ltd.	421,762	16,698
Canadian Solar, Inc. (a)(d)	558,900	16,080
China High Speed Transmission Equipment Group Co. Ltd.	2,284,000	4,333
Energy Conversion Devices, Inc. (a)(d)	166,500	11,643
First Solar, Inc. (a)(d)	458,100	130,609
GrafTech International Ltd. (a)	246,500	5,780
JA Solar Holdings Co. Ltd. ADR (a)	953,200	14,460
Sunpower Corp. Class A (a)(d)	583,900	45,994
Woodward Governor Co.	193,100	8,690
		254,287
Industrial Conglomerates - 0.0%
Walter Industries, Inc.	39,400	4,132
Machinery - 1.9%
Bucyrus International, Inc. Class A (d)	395,000	27,654
Cummins, Inc.	323,500	21,461
FreightCar America, Inc. (d)(e)	635,000	24,187
Joy Global, Inc.	731,500	52,829
TurboChef Technologies, Inc. (a)(d)	1,049,994	5,512
		131,643
Road & Rail - 1.3%
Arkansas Best Corp. (d)	100,000	3,714
J.B. Hunt Transport Services, Inc. (d)	1,303,500	48,203
Landstar System, Inc.	494,200	24,997
YRC Worldwide, Inc. (a)(d)	852,143	14,401
		91,315
TOTAL INDUSTRIALS		538,156
INFORMATION TECHNOLOGY - 50.2%
Communications Equipment - 13.2%
Cisco Systems, Inc. (a)	11,882,800	261,303
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Infinera Corp. (a)	865,142	$ 9,741
Juniper Networks, Inc. (a)	1,532,400	39,888
Polycom, Inc. (a)	593,000	13,995
QUALCOMM, Inc.	5,805,700	321,287
Research In Motion Ltd. (a)	1,944,666	238,844
Starent Networks Corp. (a) (d)	1,411,500	18,491
		903,549
Computers & Peripherals - 10.6%
Apple, Inc. (a)	3,504,700	557,076
Dell, Inc. (a)	340,900	8,376
Hewlett-Packard Co.	841,700	37,708
NetApp, Inc. (a)	3,649,900	93,255
Palm, Inc. (d)	5,013,159	32,987
		729,402
Electronic Equipment & Instruments - 0.4%
DTS, Inc. (a)(d)	140,200	4,008
Trimble Navigation Ltd. (a)	780,100	25,899
		29,907
Internet Software & Services - 8.1%
Akamai Technologies, Inc. (a)(d)	2,029,795	47,375
Art Technology Group, Inc. (a)	22,329	82
eBay, Inc. (a)	618,239	15,561
Google, Inc. Class A (sub. vtg.) (a)	953,840	451,882
Mercadolibre, Inc.	653,850	23,441
NHN Corp. (a)	20,000	3,284
Yahoo!, Inc. (a)	786,416	15,642
		557,267
IT Services - 3.0%
Cognizant Technology Solutions Corp. Class A (a)	3,977,820	111,657
Infosys Technologies Ltd. sponsored ADR	889,200	35,026
MasterCard, Inc. Class A	26,600	6,494
Visa, Inc.	678,700	49,586
		202,763
Semiconductors & Semiconductor Equipment - 4.6%
Advanced Energy Industries, Inc. (a)	250,000	3,455
Altera Corp.	940,443	20,643
Applied Materials, Inc.	2,473,951	42,849
ASML Holding NV (NY Shares)	1,380,434	31,460
Broadcom Corp. Class A (a)(d)	1,772,305	43,049
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Cavium Networks, Inc. (a)	1,694,519	$ 27,197
Cypress Semiconductor Corp. (a)	813,950	22,180
Intel Corp.	361,100	8,013
Intersil Corp. Class A	859,900	20,749
Lam Research Corp. (a)	882,000	29,009
Netlogic Microsystems, Inc. (a)(d)	100,000	3,201
ON Semiconductor Corp. (a)	180,800	1,698
Power Integrations, Inc. (a)	313,200	8,557
Skyworks Solutions, Inc. (a)	1,636,100	15,478
Varian Semiconductor Equipment Associates, Inc. (a)	1,372,100	40,093
		317,631
Software - 10.3%
Activision Blizzard, Inc. (a)	1,435,500	51,649
Autonomy Corp. PLC (a)	450,300	9,487
Microsoft Corp.	11,461,800	294,797
Nintendo Co. Ltd.	132,000	60,984
Nintendo Co. Ltd. ADR	2,783,598	160,753
Oracle Corp. (a)	721,800	15,540
Shanda Interactive Entertainment Ltd. sponsored ADR (a)	1,232,000	31,823
SuccessFactors, Inc. (d)	1,285,500	13,536
Symantec Corp. (a)	1,391,600	29,321
Synchronoss Technologies, Inc. (a)(d)	938,800	11,003
TiVo, Inc. (a)(d)	3,754,075	28,831
		707,724
TOTAL INFORMATION TECHNOLOGY		3,448,243
MATERIALS - 5.7%
Chemicals - 4.2%
CF Industries Holdings, Inc.	213,100	34,833
FMC Corp.	102,500	7,623
Innophos Holdings, Inc.	20,263	595
Monsanto Co.	538,000	64,081
Potash Corp. of Saskatchewan, Inc.	128,000	26,147
Terra Industries, Inc. (d)	891,400	48,136
The Mosaic Co.	843,300	107,276
		288,691
Containers & Packaging - 0.1%
Owens-Illinois, Inc. (a)	151,000	6,378
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - 1.4%
Advanced Metallurgical Group NV	181,000	$ 14,814
Freeport-McMoRan Copper & Gold, Inc. Class B	166,800	16,138
Steel Dynamics, Inc.	1,111,100	35,200
Timminco Ltd. (a)	1,119,500	26,461
		92,613
TOTAL MATERIALS		387,682
UTILITIES - 0.2%
Electric Utilities - 0.1%
Enernoc, Inc. (a)(d)	510,600	8,241
Independent Power Producers & Energy Traders - 0.1%
Ormat Technologies, Inc. (d)	162,000	7,779
TOTAL UTILITIES		16,020
TOTAL COMMON STOCKS (Cost $6,326,238)		6,853,665
Money Market Funds - 4.4%

Fidelity Cash Central Fund, 2.35% (b)	9,588,418	9,588
Fidelity Securities Lending Cash Central Fund, 2.37% (b)(c)	289,869,625	289,870
TOTAL MONEY MARKET FUNDS (Cost $299,458)		299,458
TOTAL INVESTMENT PORTFOLIO - 104.1% (Cost $6,625,696)		7,153,123
NET OTHER ASSETS - (4.1)%		(282,402)
NET ASSETS - 100%		$ 6,870,721
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $20,231,000 or 0.3% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Illumina, Inc. warrants 11/22/10	11/21/05	$ -
1/19/11	1/18/06	$ -
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 2,039
Fidelity Securities Lending Cash Central Fund	7,264
Total	$ 9,303
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Deckers Outdoor Corp.	$ 69,644	$ 9,078	$ 26,030	$ -	$ -
FreightCar America, Inc.	-	26,999	-	-	24,187
Indevus Pharmaceuticals, Inc.	-	29,730	5,205	-	-
Omnivision Technologies, Inc.	67,769	1,938	69,535	-	-
Provogue (India) Ltd.	5,586	89	-	15	22,092
True Religion Apparel, Inc.	-	33,339	29,010	-	-
Total	$ 142,999	$ 101,173	$ 129,780	$ 15	$ 46,279
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	85.9%
Canada	4.7%
Japan	3.2%
India	1.4%
Others (individually less than 1%)	4.8%
100.0%
Income Tax Information
At July 31, 2008, the fund had a capital loss carryforward of approximately $2,131,358,000 of which $881,463,000 and $1,249,895,000 will expire on July 31, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2008
Assets
Investment in securities, at value (including securities loaned of $278,415) - See accompanying schedule: Unaffiliated issuers (cost $6,289,567)	$ 6,807,386
Fidelity Central Funds (cost $299,458)	299,458
Other affiliated issuers (cost $36,671)	46,279
Total Investments (cost $6,625,696)		$ 7,153,123
Receivable for investments sold		107,447
Receivable for fund shares sold		4,708
Dividends receivable		438
Distributions receivable from Fidelity Central Funds		657
Prepaid expenses		11
Other receivables		813
Total assets		7,267,197

Liabilities
Payable to custodian bank	$ 1,812
Payable for investments purchased	85,591
Payable for fund shares redeemed	12,422
Accrued management fee	4,883
Other affiliated payables	1,435
Other payables and accrued expenses	463
Collateral on securities loaned, at value	289,870
Total liabilities		396,476

Net Assets		$ 6,870,721
Net Assets consist of:
Paid in capital		$ 8,541,749
Accumulated net investment loss		(170)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,198,657)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		527,799
Net Assets		$ 6,870,721

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2008

OTC: Net Asset Value, offering price and redemption price per share ($6,870,627.5643 ÷ 153,849.4023 shares)	$ 44.66

Class K: Net Asset Value, offering price and redemption price per share ($93.4823 ÷ 2.0923 shares)	$ 44.68

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2008
Investment Income
Dividends (including $15 earned from other affiliated issuers)		$ 40,908
Interest		404
Income from Fidelity Central Funds (including $7,264 from security lending)		9,303
Total income		50,615

Expenses
Management fee Basic fee	$ 49,035
Performance adjustment	16,524
Transfer agent fees	17,255
Accounting and security lending fees	1,277
Custodian fees and expenses	383
Independent trustees' compensation	34
Registration fees	143
Audit	92
Legal	52
Interest	23
Miscellaneous	565
Total expenses before reductions	85,383
Expense reductions	(612)	84,771
Net investment income (loss)		(34,156)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $2,218)	859,980
Other affiliated issuers	(9,178)
Foreign currency transactions	(968)
Total net realized gain (loss)		849,834
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $974)	(1,152,517)
Assets and liabilities in foreign currencies	78
Total change in net unrealized appreciation (depreciation)		(1,152,439)
Net gain (loss)		(302,605)
Net increase (decrease) in net assets resulting from operations		$ (336,761)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2008	Year ended July 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (34,156)	$ (39,204)
Net realized gain (loss)	849,834	817,535
Change in net unrealized appreciation (depreciation)	(1,152,439)	1,784,972
Net increase (decrease) in net assets resulting from operations	(336,761)	2,563,303
Share transactions - net increase (decrease)	(1,570,431)	(1,154,900)
Total increase (decrease) in net assets	(1,907,192)	1,408,403

Net Assets
Beginning of period	8,777,913	7,369,510
End of period (including accumulated net investment loss of $170 and accumulated net investment loss of $92, respectively)	$ 6,870,721	$ 8,777,913

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - OTC

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 47.09	$ 34.70	$ 35.99	$ 30.43	$ 28.33
Income from Investment Operations
Net investment income (loss) B	(.20)	(.19)	(.10) E	.37 F	(.17)
Net realized and unrealized gain (loss)	(2.23)	12.58	(1.19)	5.60	2.27
Total from investment operations	(2.43)	12.39	(1.29)	5.97	2.10
Distributions from net investment income	-	-	-	(.41)	-
Net asset value, end of period	$ 44.66	$ 47.09	$ 34.70	$ 35.99	$ 30.43
Total Return A	(5.16)%	35.71%	(3.58)%	19.70%	7.41%
Ratios to Average Net Assets C,G
Expenses before reductions	1.06%	.96%	.80%	.81%	.91%
Expenses net of fee waivers, if any	1.06%	.96%	.80%	.81%	.91%
Expenses net of all reductions	1.05%	.95%	.75%	.75%	.89%
Net investment income (loss)	(.42)%	(.45)%	(.26)%E	1.13% F	(.53)%
Supplemental Data
Net assets, end of period (in millions)	$ 6,871	$ 8,778	$ 7,370	$ 8,063	$ 7,322
Portfolio turnover rate D	145%	121%	149%	117%	61%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

F Investment income per share reflects a special dividend which amounted to $.46 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.27)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Period ended July 31,

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 47.79
Income from Investment Operations
Net investment income (loss) D	(.05)
Net realized and unrealized gain (loss)	(3.06)
Total from investment operations	(3.11)
Net asset value, end of period	$ 44.68
Total Return B,C	(6.51)%
Ratios to Average Net Assets E,H
Expenses before reductions	.91% A
Expenses net of fee waivers, if any	.91% A
Expenses net of all reductions	.91% A
Net investment income (loss)	(.47)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 93
Portfolio turnover rate F	145%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2008

1. Organization.

Fidelity OTC Portfolio (the Fund) is a non-diversified fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. On January 17, 2008, the Board of Trustees of the Fund approved the creation of additional classes of shares. The Fund commenced sale of shares of Class K and the existing class was designated OTC on May 9, 2008. The fund offers OTC and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive rights with respect to matters that effect that class. In order to disclose class level financial information dollar amounts presented in the notes are unrounded. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE) normally

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, partnerships, deferred trustees compensation, net operating losses, capital loss carryforwards, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,150,532,709
Unrealized depreciation	(690,403,699)
Net unrealized appreciation (depreciation)	$ 460,129,010

Capital loss carryforward	(2,131,358,441)

Cost for federal income tax purposes	$ 6,692,994,098

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Repurchase Agreements - continued

(including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $11,690,147,918 and $13,229,691,759, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the retail class of the Fund, OTC as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .81% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of OTC and asset-based fees of .05% of average net assets for Class K. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the transfer

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

agent for OTC. For the period, the transfer agent fees for OTC were equivalent to an annual rate of .21% of average net assets.

For the period, the total transfer agent fees paid by each class were as follows:

Amount
OTC	$ 17,254,829
Class K	12

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $214,576 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,585,292	2.71%	$ 22,739

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $19,399 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of OTC's operating expenses. During the period, this reimbursement reduced the class' expenses by $12,755.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $214,917 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $11,530. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
OTC	$ 372,915

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future

Annual Report

10. Other - continued

claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $1,245,658, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2008 A	2007	2008 A	2007
OTC
Shares sold	36,635,212	29,892,483	$ 1,795,996,233	$ 1,230,037,169
Shares redeemed	(69,177,964)	(55,876,175)	(3,366,527,729)	(2,384,936,731)
Net increase (decrease)	(32,542,752)	(25,983,692)	$(1,570,531,496)	$(1,154,899,562)
Class K
Shares sold	2,092	-	$ 100,000	$ -
Net increase (decrease)	2,092	-	$ 100,000	$ -

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity OTC Portfolio:

We have audited the accompanying statement of assets and liabilities of Fidelity OTC Portfolio (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity OTC Portfolio as of July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 22, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 218 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 377 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (63)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kenneth B. Robins (38)

Year of Election or Appointment: 2008

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of the fund. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds, President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of the fund. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds .

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the fund. Mr. Goebel also serves as Secretary and CLO of other Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-
present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of the fund. Mr. McGinty also serves as Assistant Secretary of Fidelity's other Equity and High Income Funds (2008-
present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) officer of the fund. Ms. Laurent also serves as AML officer of other Fidelity funds (2008-present) and is an employee of FMR LLC. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-
2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (49)

Year of Election or Appointment: 2008

Chief Financial Officer of the fund. Ms. Reynolds also serves as Chief Financial Officer of other Fidelity funds (2008-present). Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of Fidelity's Equity and High Income Funds (2004-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-
present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (40)

Year of Election or Appointment: 2008

Deputy Treasurer of the fund. Mr. Deberghes also serves as Deputy Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	30,242,569,269.49	94.915
Withheld	1,620,182,942.38	5.085
TOTAL	31,862,752,211.87	100.000
Dennis J. Dirks
Affirmative	30,356,248,026.80	95.272
Withheld	1,506,504,185.07	4.728
TOTAL	31,862,752,211.87	100.000
Edward C. Johnson 3d
Affirmative	30,163,300,902.81	94.666
Withheld	1,699,451,309.06	5.334
TOTAL	31,862,752,211.87	100.000
Alan J. Lacy
Affirmative	30,334,439,999.59	95.203
Withheld	1,528,312,212.28	4.797
TOTAL	31,862,752,211.87	100.000
Ned C. Lautenbach
Affirmative	30,317,381,535.59	95.150
Withheld	1,545,370,676.28	4.850
TOTAL	31,862,752,211.87	100.000
Joseph Mauriello
Affirmative	30,340,553,696.88	95.223
Withheld	1,522,198,514.99	4.777
TOTAL	31,862,752,211.87	100.000
Cornelia M. Small
Affirmative	30,337,552,071.15	95.213
Withheld	1,525,200,140.72	4.787
TOTAL	31,862,752,211.87	100.000
William S. Stavropoulos
Affirmative	30,240,356,579.51	94.908
Withheld	1,622,395,632.36	5.092
TOTAL	31,862,752,211.87	100.000
	# of Votes	% of Votes
David M. Thomas
Affirmative	30,352,029,125.67	95.259
Withheld	1,510,723,086.20	4.741
TOTAL	31,862,752,211.87	100.000
Michael E. Wiley
Affirmative	30,333,540,290.12	95.201
Withheld	1,529,211,921.75	4.799
TOTAL	31,862,752,211.87	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	23,747,670,372.95	74.531
Against	5,357,217,831.03	16.814
Abstain	1,587,233,084.08	4.981
Broker Non-Votes	1,170,630,923.81	3.674
TOTAL	31,862,752,211.87	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity OTC Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against a broad-based securities market index over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the fund's cumulative total returns and the cumulative total returns of a broad-based securities market index ("benchmark"). (The fund did not offer Class K as of December 31, 2007.)

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity OTC Portfolio

The Board stated that the investment performance of the fund compared favorably to its benchmark for all the periods shown.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG% of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity OTC Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In connection with the renewal of the fund's management contract, the Board also approved non-material amendments to the fund's management contract to clarify certain provisions regarding the calculation of the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investments
Advisors

Fidelity International Investments
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

OTC-UANN-0908
1.789250.105

Fidelity®
Real Estate Income
Fund

Annual Report

July 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Domestic and international securities markets have struggled thus far in 2008. High-grade fixed-income investments produced modestly positive results, but many stock benchmarks suffered double-digit losses through the first half of this year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2008	Past 1 year	Past 5 years	Life of fund A
Fidelity Real Estate Income Fund	-8.43%	4.23%	5.64%

A From February 4, 2003.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Real Estate Income Fund on February 4, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard and Poor's 500SM Index (S&P 500®)performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Mark Snyderman, Portfolio Manager of Fidelity® Real Estate Income Fund

The 12 months ending July 31, 2008, was dominated by troubles with subprime mortgage loans and the subsequent credit crunch, which spread to nearly every area of the financial markets. Liquidity dried up, as demand for all structured finance securities including commercial mortgage-backed securities (CMBS) waned. As the market became more risk-averse, debt became much more difficult to obtain - a particular negative for the capital-intensive real estate sector. The combination of reduced demand and the more-difficult financing environment resulted in rising credit spreads - meaning an increase in the amount of income paid to investors to take on added credit risk. Against this backdrop, the U.S. real estate investment trust (REIT) market, as measured by the FTSE NAREIT All REIT index (NAREIT index), fell 5.95%, compared with the drop of 11.09% for the broad U.S. stock market, as measured by the Standard & Poor's 500SM Index. During the same time frame, the Merrill Lynch® U.S. Real Estate Corporate Bond Index - a market-capitalization-weighted index that measures the performance of investment-grade public debt of corporate issuers in the domestic real estate sector - declined 1.59%, while the Lehman Brothers® U.S. Aggregate Index returned 6.15%.

For the year ending July 31, 2008, the fund lost 8.43%. That compared unfavorably with the Fidelity Real Estate Income Composite Index - a 40/40/20 blend of the Morgan Stanley® REIT Preferred Index, the Merrill Lynch U.S. Real Estate Corporate Bond Index and the NAREIT index, respectively - which lost 5.08% during the same time frame. The fund did, however, beat the S&P 500®. In a very challenging environment, the fund was hurt by most of the asset types in which I invest. My allocation to high-yield and investment-grade CMBS was a big negative, as all structured finance security spreads widened considerably. The fund's preferred stock holdings also generally did poorly. On the plus side, my common stock holdings were modest positives, as the fund benefited from its focus on health care property companies and other relatively conservative real estate stocks. Investment-grade bonds, benefiting from their generally higher credit quality, also helped performance. The fund's biggest negative at the issuer level was homebuilder Kimball Hill, while Annaly Capital Management, an agency mortgage-owning REIT, added to results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 to July 31, 2008).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2008	Ending Account Value July 31, 2008	Expenses Paid During Period* February 1, 2008 to July 31, 2008
Actual	$ 1,000.00	$ 938.00	$ 4.63
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.09	$ 4.82

* Expenses are equal to the Fund's annualized expense ratio of .96%; multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
MFA Mortgage Investments, Inc.	2.2	1.2
Annaly Capital Management, Inc.	1.8	3.0
MFA Mortgage Investments, Inc. Series A, 8.50%	1.4	1.6
Anworth Mortgage Asset Corp. Series A, 8.625%	1.2	1.3
Ventas, Inc.	1.1	0.7
	7.7
Top 5 Bonds as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Ventas Realty LP 9% 5/1/12	1.5	1.4
Senior Housing Properties Trust 8.625% 1/15/12	1.3	1.5
iStar Financial, Inc. 5.8% 3/15/11	1.0	0.0
Health Care Property Investors, Inc. 6.3% 9/15/16	1.0	1.0
Omega Healthcare Investors, Inc. 7% 4/1/14	1.0	0.9
	5.8
Asset Allocation (% of fund's net assets)
As of July 31, 2008 *		As of January 31, 2008 **
	Common Stocks 19.7%		Common Stocks 17.9%
	Preferred Stocks 16.3%		Preferred Stocks 18.1%
	Bonds 51.6%		Bonds 50.7%
	Convertible Securities 3.9%		Convertible Securities 3.1%
	Other Investments 2.4%		Other Investments 3.8%
	Short-Term Investments and Net Other Assets 6.1%		Short-Term Investments and Net Other Assets 6.4%
* Foreign investments	4.9%	** Foreign investments	5.1%

Annual Report

Investments July 31, 2008

Showing Percentage of Net Assets

Common Stocks - 19.7%
	Shares	Value
CONSUMER DISCRETIONARY - 0.2%
Hotels, Restaurants & Leisure - 0.2%
Red Lion Hotels Corp. (a)	59,270	$ 501,424
Starwood Hotels & Resorts Worldwide, Inc.	9,880	338,785
		840,209
FINANCIALS - 18.1%
Capital Markets - 0.1%
W.P. Carey & Co. LLC	14,600	428,656
Real Estate Investment Trusts - 17.8%
Acadia Realty Trust (SBI)	92,000	2,087,480
Alexandria Real Estate Equities, Inc.	29,200	3,015,192
AMB Property Corp. (SBI)	48,500	2,374,560
Annaly Capital Management, Inc.	483,000	7,278,810
Anworth Mortgage Asset Corp.	101,400	603,330
Apartment Investment & Management Co. Class A	33,800	1,154,946
AvalonBay Communities, Inc.	26,900	2,682,199
Boston Properties, Inc.	11,300	1,086,947
CapitalSource, Inc.	48,600	564,732
CapLease, Inc.	199,000	1,556,180
Cedar Shopping Centers, Inc.	23,800	303,688
Corporate Office Properties Trust (SBI)	16,500	641,520
Cypress Sharpridge Investments, Inc. (e)	146,458	2,284,745
Cypress Sharpridge Investments, Inc. warrants 4/30/11 (a)(e)	40,000	0
DCT Industrial Trust, Inc.	17,800	150,766
Developers Diversified Realty Corp.	42,300	1,351,908
DiamondRock Hospitality Co.	25,700	236,954
Equity Lifestyle Properties, Inc.	38,030	1,825,820
Equity Residential (SBI)	43,900	1,895,163
Federal Realty Investment Trust (SBI)	23,600	1,713,596
Franklin Street Properties Corp.	2,700	33,129
General Growth Properties, Inc.	61,940	1,697,775
Hatteras Financial Corp.	16,600	380,970
HCP, Inc.	109,000	3,931,630
Highwoods Properties, Inc. (SBI)	42,000	1,533,000
Host Hotels & Resorts, Inc.	94,449	1,238,226
Inland Real Estate Corp.	107,900	1,613,105
iStar Financial, Inc.	42,500	348,925
Kilroy Realty Corp.	12,700	581,787
Kimco Realty Corp.	32,600	1,150,454
LaSalle Hotel Properties (SBI)	48,100	1,092,351
LTC Properties, Inc.	10,100	295,223
MFA Mortgage Investments, Inc.	1,320,881	8,519,679
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
National Retail Properties, Inc.	41,800	$ 883,652
Nationwide Health Properties, Inc.	60,300	2,237,733
Potlatch Corp.	2,200	102,454
ProLogis Trust	24,166	1,181,234
Simon Property Group, Inc.	12,604	1,167,509
UDR, Inc.	101,800	2,599,972
Ventas, Inc.	100,900	4,526,374
Vornado Realty Trust	20,200	1,920,414
		69,844,132
Real Estate Management & Development - 0.2%
Meruelo Maddux Properties, Inc. (a)	421,634	813,754
TOTAL FINANCIALS		71,086,542
HEALTH CARE - 1.4%
Health Care Providers & Services - 1.4%
Brookdale Senior Living, Inc.	76,500	1,167,390
Capital Senior Living Corp. (a)	108,000	749,520
Emeritus Corp. (a)	136,200	2,294,970
Sun Healthcare Group, Inc. (a)	91,000	1,300,390
		5,512,270
TOTAL COMMON STOCKS (Cost $75,393,570)		77,439,021
Preferred Stocks - 16.7%

Convertible Preferred Stocks - 0.4%
FINANCIALS - 0.4%
Real Estate Investment Trusts - 0.4%
HRPT Properties Trust 6.50%	80,000	1,350,080
Lexington Corporate Properties Trust Series C 6.50%	7,800	277,290
		1,627,370
Nonconvertible Preferred Stocks - 16.3%
FINANCIALS - 16.3%
Diversified Financial Services - 0.6%
DRA CRT Acquisition Corp. Series A, 8.50%	25,000	326,250
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Diversified Financial Services - continued
Red Lion Hotels Capital Trust 9.50%	77,750	$ 1,789,028
W2007 Grace Acquisition I, Inc. Series B, 8.75%	35,300	261,442
		2,376,720
Insurance - 0.3%
Hilltop Holdings, Inc. Series A, 8.25%	74,805	1,346,490
Real Estate Investment Trusts - 14.7%
Alexandria Real Estate Equities, Inc. Series C, 8.375%	67,000	1,636,810
American Home Mtg Investment Corp.:
Series A, 9.375% (c)	120,300	1,805
Series B, 9.25% (c)	124,100	25
Annaly Capital Management, Inc. Series A, 7.875%	182,900	3,786,030
Anworth Mortgage Asset Corp. Series A, 8.625%	229,327	4,701,204
Apartment Investment & Management Co.:
Series G, 9.375%	66,600	1,601,730
Series T, 8.00%	57,500	1,289,725
Ashford Hospitality Trust, Inc. Series A, 8.55%	85,000	1,258,000
AvalonBay Communities, Inc. Series H, 8.70%	1,200	30,060
Cedar Shopping Centers, Inc. 8.875%	66,000	1,491,600
CenterPoint Properties Trust Series D, 5.377%	3,575	2,502,500
Colonial Properties Trust (depositary shares) Series D, 8.125%	39,000	897,000
Cousins Properties, Inc. Series A, 7.75%	71,700	1,404,603
Developers Diversified Realty Corp. (depositary shares) Series G, 8.00%	25,100	552,200
Digital Realty Trust, Inc. Series A, 8.50%	75,000	1,687,500
Duke Realty LP 8.375%	60,000	1,410,000
Eagle Hospitality Properties Trust, Inc. Series A, 8.25%	24,000	192,000
Glimcher Realty Trust Series F, 8.75%	27,000	396,900
Gramercy Capital Corp. Series A, 8.125%	10,800	151,200
HomeBanc Mortgage Corp. Series A, 10.00% (c)	104,685	523
Hospitality Properties Trust:
Series B, 8.875%	77,975	1,658,528
Series C, 7.00%	79,000	1,278,220
Host Hotels & Resorts, Inc. Series E, 8.875%	45,200	1,096,100
HRPT Properties Trust Series B, 8.75%	23,961	560,687
Innkeepers USA Trust Series C, 8.00%	62,400	624,000
Kimco Realty Corp. Series G, 7.75%	73,500	1,704,465
LaSalle Hotel Properties:
Series B, 8.375%	21,500	456,875
Series E, 8.00%	19,950	384,038
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
LaSalle Hotel Properties: - continued
Series G, 7.25%	11,060	$ 188,131
LBA Realty Fund II:
Series A, 8.75% (e)	69,000	2,622,000
Series B, 7.625%	31,240	515,460
Lexington Corporate Properties Trust Series B, 8.05%	29,000	517,650
Lexington Realty Trust 7.55%	23,800	395,080
LTC Properties, Inc. Series F, 8.00%	56,800	1,320,600
MFA Mortgage Investments, Inc. Series A, 8.50%	274,400	5,350,800
Mid-America Apartment Communities, Inc. Series H, 8.30%	42,800	1,017,784
Newcastle Investment Corp.:
Series B, 9.75%	199,700	2,196,700
Series D, 8.375%	51,300	481,194
Omega Healthcare Investors, Inc. Series D, 8.375%	64,800	1,496,880
ProLogis Trust Series C, 8.54%	6,478	319,689
PS Business Parks, Inc.:
(depositary shares) Series L, 7.60%	5,890	120,863
Series P, 6.70%	35,000	642,600
Public Storage:
Series I, 7.25%	10,300	226,600
Series K, 7.25%	20,000	439,800
Realty Income Corp.:
6.75%	600	12,744
8.25%	33,057	829,731
Regency Centers Corp. 7.25%	10,000	206,500
Saul Centers, Inc. 8.00%	98,400	2,386,200
Simon Property Group, Inc. Series J, 8.375%	2,900	165,387
Strategic Hotel & Resorts, Inc. 8.50% (e)	119,500	1,553,500
Sunstone Hotel Investors, Inc. Series A, 8.00%	20,000	335,200
Weingarten Realty Investors (SBI) Series F, 6.50%	81,050	1,588,580
		57,684,001
Thrifts & Mortgage Finance - 0.7%
Fannie Mae Series S, 8.25%	56,836	954,276
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
Freddie Mac Series Z, 8.375%	54,169	$ 918,165
MFH Financial Trust I 9.50% (e)	22,660	883,740
		2,756,181
TOTAL FINANCIALS		64,163,392
TOTAL PREFERRED STOCKS (Cost $95,209,629)		65,790,762
Corporate Bonds - 35.1%
		Principal Amount (d)
Convertible Bonds - 3.5%
FINANCIALS - 3.5%
Real Estate Investment Trusts - 3.0%
Anthracite Capital, Inc.:
11.75% 9/1/27 (e)		$ 500,000	405,350
11.75% 9/1/27		300,000	243,210
BioMed Realty LP 4.5% 10/1/26 (e)		1,000,000	904,900
Brandywine Operating Partnership LP 3.875% 10/15/26		1,000,000	877,485
CapLease, Inc. 7.5% 10/1/27 (e)		4,180,000	3,583,514
Hospitality Properties Trust 3.8% 3/15/27		1,500,000	1,235,700
Lexington Master Ltd. Partnership 5.45% 1/15/27 (e)		1,500,000	1,316,250
MPT Operating Partnership LP 9.25% 4/1/13 (e)		1,000,000	1,024,120
PREIT Associates LP 4% 6/1/12 (e)		1,000,000	711,560
ProLogis Trust 1.875% 11/15/37		500,000	408,715
SL Green Realty Corp. 3% 3/30/27 (e)		500,000	401,712
Washington (REIT) 3.875% 9/15/26		750,000	683,025
			11,795,541
Real Estate Management & Development - 0.5%
First Potomac Realty Investment LP 4% 12/15/11 (e)		1,000,000	830,800
Kilroy Realty LP 3.25% 4/15/12 (e)		1,530,000	1,219,869
			2,050,669
TOTAL FINANCIALS			13,846,210
Corporate Bonds - continued
		Principal Amount (d)	Value
Nonconvertible Bonds - 31.6%
CONSUMER DISCRETIONARY - 5.7%
Hotels, Restaurants & Leisure - 0.7%
Host Marriott LP 7% 8/15/12		$ 2,000,000	$ 1,865,000
Times Square Hotel Trust 8.528% 8/1/26 (e)		890,311	890,311
			2,755,311
Household Durables - 5.0%
Beazer Homes USA, Inc.:
8.125% 6/15/16		1,000,000	705,000
8.375% 4/15/12		1,000,000	765,000
D.R. Horton, Inc. 4.875% 1/15/10		1,000,000	970,000
K. Hovnanian Enterprises, Inc.:
6% 1/15/10		420,000	359,100
6.25% 1/15/15		250,000	151,250
6.25% 1/15/16		1,000,000	630,000
7.5% 5/15/16		1,000,000	615,000
7.75% 5/15/13		4,000,000	2,690,000
KB Home:
5.875% 1/15/15		2,000,000	1,640,000
6.25% 6/15/15		3,500,000	2,913,750
Kimball Hill, Inc. 10.5% 12/15/12 (c)		4,625,000	92,500
Lennar Corp.:
5.5% 9/1/14		1,000,000	715,000
5.95% 10/17/11		1,000,000	840,000
M/I Homes, Inc. 6.875% 4/1/12		2,150,000	1,849,000
Meritage Homes Corp. 6.25% 3/15/15		2,500,000	1,906,250
Stanley-Martin Communities LLC 9.75% 8/15/15		4,620,000	1,848,000
Toll Brothers, Inc. 8.25% 2/1/11		1,000,000	960,000
			19,649,850
TOTAL CONSUMER DISCRETIONARY			22,405,161
CONSUMER STAPLES - 0.4%
Food & Staples Retailing - 0.4%
Ahold Lease Series 2001 A1 pass thru trust certificates 7.82% 1/2/20		1,370,227	1,431,887
FINANCIALS - 24.9%
Real Estate Investment Trusts - 21.1%
AMB Property LP 6.3% 6/1/13		1,000,000	997,311
AvalonBay Communities, Inc. 5.5% 1/15/12		1,000,000	987,765
Corporate Bonds - continued
		Principal Amount (d)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Brandywine Operating Partnership LP:
4.5% 11/1/09		$ 1,000,000	$ 966,692
5.75% 4/1/12		1,000,000	937,621
BRE Properties, Inc. 5.75% 9/1/09		1,800,000	1,795,777
Camden Property Trust:
4.375% 1/15/10		2,370,000	2,314,028
4.7% 7/15/09		500,000	493,455
Colonial Properties Trust 6.875% 8/15/12		1,000,000	990,349
Colonial Realty LP 6.05% 9/1/16		1,000,000	873,244
Commercial Net Lease Realty, Inc.:
6.15% 12/15/15		100,000	86,030
6.25% 6/15/14		500,000	480,119
Developers Diversified Realty Corp.:
4.625% 8/1/10		500,000	481,509
5% 5/3/10		1,000,000	972,219
7.5% 7/15/18		200,000	190,127
Duke Realty LP:
5.25% 1/15/10		200,000	197,981
5.625% 8/15/11		560,000	543,149
6.8% 2/12/09		1,500,000	1,508,211
Health Care Property Investors, Inc.:
6% 3/1/15		500,000	441,987
6% 1/30/17		1,000,000	825,602
6.3% 9/15/16		4,500,000	3,820,851
Health Care REIT, Inc.:
6% 11/15/13		1,000,000	959,554
6.2% 6/1/16		750,000	688,850
8% 9/12/12		2,450,000	2,474,988
Healthcare Realty Trust, Inc. 8.125% 5/1/11		2,290,000	2,359,996
Highwoods/Forsyth LP 5.85% 3/15/17		1,000,000	830,000
HMB Capital Trust V 6.37% 12/15/36 (c)(e)(f)		2,530,000	25,300
Hospitality Properties Trust:
5.625% 3/15/17		915,000	700,213
6.75% 2/15/13		610,000	567,462
Host Hotels & Resorts LP 6.875% 11/1/14		500,000	445,000
HRPT Properties Trust:
3.3763% 3/16/11 (f)		787,000	750,726
6.5% 1/15/13		200,000	189,153
Corporate Bonds - continued
		Principal Amount (d)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
iStar Financial, Inc.:
3.0269% 3/9/10 (f)		$ 1,500,000	$ 1,177,643
3.1163% 9/15/09 (f)		1,000,000	846,392
5.125% 4/1/11		2,500,000	1,912,500
5.375% 4/15/10		2,000,000	1,600,000
5.8% 3/15/11		4,950,000	3,861,000
Kimco Realty Corp. 6.875% 2/10/09		1,000,000	1,004,845
Mack-Cali Realty LP 7.25% 3/15/09		180,000	181,827
Nationwide Health Properties, Inc.:
6.25% 2/1/13		1,000,000	986,008
6.5% 7/15/11		2,000,000	2,029,130
8.25% 7/1/12		1,300,000	1,366,183
Omega Healthcare Investors, Inc. 7% 4/1/14		3,970,000	3,801,275
Reckson Operating Partnership LP 7.75% 3/15/09		1,600,000	1,584,261
Rouse Co.:
5.375% 11/26/13		3,200,000	2,460,598
7.2% 9/15/12		3,920,000	3,399,538
Rouse Co. LP/TRC, Inc. 6.75% 5/1/13 (e)		2,250,000	1,867,500
Senior Housing Properties Trust:
7.875% 4/15/15		355,000	353,225
8.625% 1/15/12		5,050,000	5,151,000
Shurgard Storage Centers, Inc.:
5.875% 3/15/13		1,000,000	978,367
7.75% 2/22/11		500,000	531,104
Simon Property Group LP 5.375% 8/28/08		550,000	550,065
Simon Property Group, Inc. 3.75% 1/30/09		500,000	495,146
UDR, Inc. 5.5% 4/1/14		500,000	466,955
United Dominion Realty Trust, Inc.:
5% 1/15/12		1,000,000	959,241
5.13% 1/15/14		500,000	462,134
6.05% 6/1/13		2,500,000	2,440,470
6.5% 6/15/09		325,000	328,872
Ventas Realty LP:
6.625% 10/15/14		2,920,000	2,766,700
6.75% 6/1/10		2,100,000	2,089,500
8.75% 5/1/09		800,000	802,000
Corporate Bonds - continued
		Principal Amount (d)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Ventas Realty LP: - continued
9% 5/1/12		$ 5,511,000	$ 5,807,216
Vornado Realty LP 4.5% 8/15/09		1,000,000	970,962
			83,126,926
Real Estate Management & Development - 2.9%
American Real Estate Partners/American Real Estate Finance Corp. 8.125% 6/1/12		2,190,000	2,091,450
ERP Operating LP 5.2% 4/1/13		1,000,000	942,147
First Industrial LP:
5.25% 6/15/09		1,000,000	992,492
7.375% 3/15/11		2,507,000	2,518,968
Post Apartment Homes LP:
5.125% 10/12/11		2,500,000	2,376,430
7.7% 12/20/10		2,500,000	2,550,905
			11,472,392
Thrifts & Mortgage Finance - 0.9%
Wrightwood Capital LLC 9% 6/1/14 (e)		4,000,000	3,380,000
TOTAL FINANCIALS			97,979,318
HEALTH CARE - 0.6%
Health Care Providers & Services - 0.6%
Skilled Healthcare Group, Inc. 11% 1/15/14		500,000	527,500
Sun Healthcare Group, Inc. 9.125% 4/15/15		1,650,000	1,641,750
			2,169,250
TOTAL NONCONVERTIBLE BONDS			123,985,616
TOTAL CORPORATE BONDS (Cost $158,112,908)			137,831,826
Asset-Backed Securities - 5.0%

American Tower Trust I Series 2007-1A Class D, 5.9568% 4/15/37 (e)		4,000,000	3,340,080
Ameriquest Mortgage Securities, Inc. Series 2004-R9 Class M9, 4.9613% 10/25/34 (e)(f)		426,223	14,918
Asset-Backed Securities - continued
		Principal Amount (d)	Value
Anthracite CDO II Ltd. Series 2002-2A Class F, 7.6% 12/24/37 (e)		$ 2,260,000	$ 1,943,600
Capital Trust RE CDO Ltd. Series 2005-1A Class D, 4.2863% 3/20/50 (e)(f)		2,250,000	1,307,700
CapitalSource Real Estate Loan Trust Series 2006-1A Class A2A, 3.0675% 1/20/37 (e)(f)		1,500,000	990,000
Concord Real Estate CDO Ltd./LLC Series 2006-1A Class F, 4.2113% 12/25/46 (e)(f)		750,000	210,000
Conseco Finance Securitizations Corp. Series 2002-2 Class M2, 9.163% 3/1/33		500,000	359,772
Crest Clarendon Street Ltd./Crest Clarendon Corp. Series 2002-1A:
Class B1, 6.065% 12/28/35 (e)		1,570,000	1,334,500
Class B2, 4.0213% 12/28/35 (e)(f)		1,575,000	1,323,000
Class D, 9% 12/28/35 (e)		500,000	440,007
Crest Dartmouth Street Ltd./Crest Dartmouth Street Corp. Series 2003-1A Class D, 9% 6/28/38 (e)		850,000	722,500
Crown Castle Towers LLC/Crown Atlantic Holdings Sub LLC/Crown Communication, Inc. Series 2005-1 Class D, 5.612% 6/15/35 (e)		2,000,000	1,889,900
Fairfield Street Solar Corp. Series 2004-1A Class E1, 6.0106% 11/28/39 (e)(f)		550,000	198,530
Green Tree Financial Corp. Series 1996-4 Class M1, 7.75% 6/15/27		1,788,179	1,412,661
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 4.9613% 6/25/35 (f)(h)		1,259,000	218,613
Guggenheim Structured Real Estate Funding Ltd./Guggenheim Structured Real Estate Funding LLC Series 2005-2A:
Class D, 4.0113% 8/26/30 (e)(f)		735,000	399,032
Class E, 4.4613% 8/26/30 (e)(f)		1,420,000	710,710
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 3/15/28		1,500,000	420,000
Merit Securities Corp. Series 13 Class M1, 8.63% 12/28/33		1,923,000	1,519,170
N-Star Real Estate CDO Ltd. Series 1A Class C1B, 7.696% 8/28/38 (e)		883,000	734,311
Park Place Securities, Inc. Series 2004-WHQ2 Class M10, 4.9613% 2/25/35 (e)(f)		739,124	15,706
Asset-Backed Securities - continued
		Principal Amount (d)	Value
Taberna Preferred Funding III Ltd. Series 2005-3A Class D, 5.4344% 2/5/36 (e)(f)		$ 3,102,115	$ 31,021
Wrightwood Capital Real Estate CDO Ltd. Series 2005-1A Class F, 4.6275% 11/21/40 (e)(f)		250,000	75,000
TOTAL ASSET-BACKED SECURITIES (Cost $28,243,953)			19,610,731
Collateralized Mortgage Obligations - 4.2%

Private Sponsor - 4.1%
Countrywide Home Loans, Inc.:
Series 2002-38 Class B3, 5% 2/25/18 (e)		171,817	135,620
Series 2002-R2 Class 2B3, 6.1101% 7/25/33 (e)(f)		255,355	93,742
Series 2003-40 Class B3, 4.5% 10/25/18 (e)		222,949	111,475
Series 2003-R2 Class B3, 5.5% 5/25/43 (e)		554,695	151,385
Series 2003-R3:
Class B2, 5.5% 11/25/33 (e)		1,761,405	508,156
Class B3, 5.5% 11/25/33 (e)		527,421	111,953
Series 2004-R1 Class 1B3, 5.5% 11/25/34 (e)(f)		574,065	72,196
Diversified REIT Trust:
Series 1999-1A Class H, 6.78% 3/18/11 (e)(f)		1,785,000	1,779,325
Series 2000-1A:
Class F, 6.971% 3/8/10 (e)		1,512,000	1,450,220
Class G, 6.971% 3/8/10 (e)		1,720,000	1,646,470
Merrill Lynch Floating Trust floater Series 2006-1 Class TM, 2.9575% 6/15/22 (e)(f)		2,449,089	2,118,462
Merrill Lynch Mortgage Trust Series 2002-MW1 Class E, 6.219% 7/12/34 (e)		1,465,000	1,390,169
RESI Finance LP/RESI Finance DE Corp. floater:
Series 2003-B Class B9, 14.4088% 7/10/35 (e)(f)		894,537	906,443
Series 2004-C Class B5, 3.8088% 9/10/36 (e)(f)		376,802	266,293
Series 2005-A Class B6, 4.4588% 3/10/37 (e)(f)		1,896,781	1,082,721
Series 2005-B Class B6, 4.0588% 6/10/37 (e)(f)		938,390	521,723
Series 2005-D Class B6, 4.71% 12/15/37 (e)(f)		473,629	165,345
Series 2006-B Class B6, 4.16% 7/15/38 (e)(f)		981,871	434,631
Residential Funding Mortgage Securities I, Inc. Series 2002-S20 Class M3, 5.25% 12/25/17		70,268	56,214
Residential Funding Securities Corp. Series 2002-RM1 Class BI1, 5.5% 12/25/17 (e)		145,979	94,613
RESIX Finance Ltd. floater:
Series 2003-D Class B8, 8.9588% 12/10/35 (e)(f)		682,726	529,996
Series 2004-A Class B7, 6.7088% 2/10/36 (e)(f)		651,020	472,218
Collateralized Mortgage Obligations - continued
		Principal Amount (d)	Value
Private Sponsor - continued
RESIX Finance Ltd. floater: - continued
Series 2004-B Class B7, 6.4588% 2/10/36 (e)(f)		$ 782,070	$ 527,866
Series 2005-C Class B7, 5.5588% 9/10/37 (e)(f)		1,916,478	956,292
Series 2006-B Class B7, 6.31% 7/15/38 (e)(f)		981,871	438,774
Series 2007-A Class BB, 5.81% 2/15/39 (e)(f)		791,595	158,876
TOTAL PRIVATE SPONSOR			16,181,178
U.S. Government Agency - 0.1%
Fannie Mae REMIC Trust:
Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41 (h)		240,693	95,352
Series 2002-W1 subordinate REMIC pass thru certificates, Class 3B3, 5.8698% 2/25/42 (e)(f)		143,468	73,412
Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 5.75% 12/25/42 (h)		310,099	82,990
Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B3, 6.123% 6/25/43 (e)(f)		182,878	117,383
Series 2003-W4 subordinate REMIC pass thru certificates, Class 2B3, 6.2364% 10/25/42 (e)(f)		78,976	54,555
TOTAL U.S. GOVERNMENT AGENCY			423,692
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $24,387,583)			16,604,870
Commercial Mortgage Securities - 10.8%

Asset Securitization Corp. Series 1997-D4 Class B2, 7.525% 4/14/29		515,000	531,802
Banc of America Commercial Mortgage, Inc. Series 2003-2:
Class BWF, 7.55% 10/11/37 (e)		495,695	551,811
Class BWG, 8.155% 10/11/37 (e)		480,413	547,636
Class BWK, 10.676% 10/11/37 (e)		325,688	407,523
Class BWL, 10.1596% 10/11/37 (e)		549,180	674,647
Banc of America Large Loan, Inc. floater Series 2005-MIB1 Class K, 4.4575% 3/15/22 (e)(f)		700,000	568,094
Credit Suisse First Boston Mortgage Securities Corp.:
Series 1997-C2 Class F, 7.46% 1/17/35 (f)		2,000,000	2,033,520
Series 2004-TF2A Class AX, 0% 11/15/19 (e)(f)(g)		4,742,624	474
Crest Ltd. Series 2001-1A Class C, 9% 2/25/34 (e)		1,000,000	938,679
Commercial Mortgage Securities - continued
		Principal Amount (d)	Value
Crown Castle Towers LLC/Crown Atlantic Holdings Sub LLC/Crown Communication, Inc. Series 2006-1A Class D, 5.7724% 11/15/36 (e)		$ 915,000	$ 819,922
Deutsche Mortgage & Asset Receiving Corp. Series 1998-C1 Class J, 6.22% 6/15/31		1,200,000	764,342
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 8.0454% 4/29/39 (e)(f)		757,370	757,370
GE Capital Commercial Mortgage Corp. Series 2002-1A Class H, 7.3755% 12/10/35 (e)(f)		921,000	882,516
Global Signal Trust II Series 2004-2A Class E, 5.587% 12/15/14 (e)		1,245,000	1,204,015
Global Signal Trust III Series 2006-1:
Class E, 6.495% 2/15/36 (e)		570,000	529,935
Class F, 7.036% 2/15/36		1,015,000	939,941
Global Towers Partners Acquisition Partners I LLC Series 2007-1A Class G, 7.8737% 5/15/37 (e)		1,000,000	888,930
GMAC Commercial Mortgage Securities, Inc.:
Series 1997-C2:
Class F, 6.75% 4/15/29 (f)		2,767,000	2,696,719
Class G, 6.75% 4/15/29 (f)		1,000,000	780,041
Series 1999-C3 Class J, 6.974% 8/15/36 (e)		1,500,000	1,452,158
Series 2000-C1:
Class H, 7% 3/15/33 (e)		950,000	921,908
Class K, 7% 3/15/33 (e)		1,100,000	987,466
Greenwich Capital Commercial Funding Corp. Series 2002-C1 Class H, 5.903% 1/11/35 (e)		750,000	704,658
GS Mortgage Securities Corp. II floater Series 2007-EOP Class L, 3.7625% 3/1/20 (e)(f)		1,400,000	1,347,304
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-A:
Class G, 6% 10/15/32 (e)(f)		2,895,000	2,292,029
Class X, 1.7982% 10/15/32 (e)(f)(g)		18,254,958	277,475
Series 2002-CIB4 Class E, 6.7138% 5/12/34 (e)(f)		1,500,000	1,461,260
JPMorgan Commercial Mortgage Finance Corp.:
Series 1997-C5 Class F, 7.5605% 9/15/29		2,000,000	1,817,980
Series 1999-C7 Class F, 6% 10/15/35 (e)		350,000	351,663
Series 1999-C8:
Class G, 6% 7/15/31 (e)		1,385,000	1,208,690
Class H, 6% 7/15/31 (e)		2,638,000	1,781,125
Merrill Lynch Financial Asset, Inc. Series 2005-CA16:
Class F, 4.384% 7/12/15	CAD	710,000	543,087
Class G, 4.384% 7/12/15	CAD	355,000	264,066
Class H, 4.384% 7/12/15	CAD	236,000	157,665
Commercial Mortgage Securities - continued
		Principal Amount (d)	Value
Merrill Lynch Financial Asset, Inc. Series 2005-CA16: - continued
Class J, 4.384% 7/12/15	CAD	$ 355,000	$ 226,502
Class K, 4.384% 7/12/15	CAD	355,000	214,687
Class L, 4.384% 7/12/15	CAD	236,000	135,360
Class M, 4.384% 7/12/15	CAD	995,000	324,489
Merrill Lynch Mortgage Investors Trust Series 1999-C1 Class G, 6.71% 11/15/31 (e)		3,359,000	1,175,650
Mezz Capital Commercial Mortgage Trust Series 2004-C1:
Class D, 6.988% 9/15/13		750,000	648,375
Class E, 7.983% 10/15/13		1,453,000	1,230,228
Class IO, 8.0079% 1/15/18 (f)(g)		6,865,351	1,615,276
Morgan Stanley Capital I Trust Series 2005-HQ7 Class E, 5.3786% 11/14/42 (f)		750,000	596,775
SBA CMBS Trust Series 2006-1A Class J, 7.825% 11/15/36 (e)		1,000,000	904,549
TimberStar Trust I Series 2006-1 Class F, 7.5296% 10/15/36 (e)		2,000,000	1,620,660
UBS Commercial Mortgage Trust Series 2007-FL1 Class F, 3.0325% 9/15/09 (e)(f)		1,200,000	1,076,625
Wachovia Ltd./Wachovia LLC Series 2006-1 Class 1ML, 10.7025% 9/25/26 (e)(f)		2,000,000	700,000
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $48,306,396)			42,555,627
Floating Rate Loans - 2.2%

CONSUMER DISCRETIONARY - 1.2%
Hotels, Restaurants & Leisure - 0.3%
Intrawest Resorts term loan 5.8854% 10/23/08 (f)		1,082,578	1,039,275
Specialty Retail - 0.9%
The Pep Boys - Manny, Moe & Jack term loan 4.65% 10/27/13 (f)		29,041	27,081
Toys 'R' US, Inc. term loan 5.4706% 12/9/08 (f)		4,100,000	3,761,750
			3,788,831
TOTAL CONSUMER DISCRETIONARY			4,828,106
FINANCIALS - 0.7%
Diversified Financial Services - 0.3%
LandSource Holding Co. LLC term loan 8.25% 5/31/09 (f)		1,767,124	1,201,644
Floating Rate Loans - continued
		Principal Amount (d)	Value
FINANCIALS - continued
Real Estate Investment Trusts - 0.1%
General Growth Properties, Inc. Tranche A1, term loan 3.62% 2/24/10 (f)		$ 697,368	$ 613,684
Real Estate Management & Development - 0.3%
MDS Realty Holdings LLC Tranche M3, term loan 5.95% 1/1/09 (f)		55,020	52,269
Realogy Corp.:
Credit-Linked Deposit 5.4625% 10/10/13 (f)		210,000	168,000
Tranche B, term loan 5.4588% 10/10/13 (f)		780,000	624,000
Tishman Speyer Properties term loan 4.21% 12/27/12 (f)		210,000	174,300
			1,018,569
TOTAL FINANCIALS			2,833,897
HEALTH CARE - 0.3%
Health Care Providers & Services - 0.3%
HealthSouth Corp. term loan 5.29% 3/10/13 (f)		1,201,139	1,132,074
TOTAL FLOATING RATE LOANS (Cost $10,117,349)			8,794,077
Preferred Securities - 0.2%

FINANCIALS - 0.2%
Diversified Financial Services - 0.2%
Cairn High Grade ABS CDO PLC Series 2006-2A Class SUB, 1/13/47 (e)	1,000,000	938
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (e)	500,000	262,918
Crest Dartmouth Street 2003 1 Ltd. Series 2003-1A Class PS, 6/28/38 (e)	590,000	346,932
Harp High Grade CDO I Ltd. Series 2006-1, 7/8/46 (e)	810,000	8,100
Ipswich Street CDO Series 2006-1, 6/27/46 (c)(e)	1,350,000	0
Kent Funding III Ltd. 11/5/47 (e)	1,650,000	16,500
		635,388
TOTAL PREFERRED SECURITIES (Cost $5,662,331)		635,388
Money Market Funds - 5.4%
	Shares	Value
Fidelity Cash Central Fund, 2.35% (b) (Cost $21,076,742)	21,076,742	$ 21,076,742
TOTAL INVESTMENT PORTFOLIO - 99.3% (Cost $466,510,461)		390,339,044
NET OTHER ASSETS - 0.7%		2,808,131
NET ASSETS - 100%		$ 393,147,175
Currency Abbreviation
CAD	-	Canadian dollar
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Non-income producing - Issuer is in default.
(d) Principal amount is stated in United States dollars unless otherwise noted.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $83,626,160 or 21.3% of net assets.

(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(g) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool held as of the end of the period.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $396,955 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Fannie Mae REMIC Trust: Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41	5/21/03	$ 202,439
Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 5.75% 12/25/42	3/25/03	$ 227,780
Security	Acquisition Date	Acquisition Cost
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 4.9613% 6/25/35	6/3/05	$ 1,110,697
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 991,159
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S. Government and U.S. Government Agency Obligations	0.1%
AAA,AA,A	4.6%
BBB	21.7%
BB	14.8%
B	5.6%
CCC,CC,C	3.4%
D	0.0%
Not Rated	7.3%
Equities	36.4%
Short-Term Investments and Net Other Assets	6.1%
100.0%
We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.
Income Tax Information
At July 31, 2008, the fund had a capital loss carryforward of approximately $1,722,470 all of which will expire on July 31, 2016.
The fund intends to elect to defer to its fiscal year ending July 31, 2009 approximately $8,001,905 of losses recognized during the period November 1, 2007 to July 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2008
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $445,433,719)	$ 369,262,302
Fidelity Central Funds (cost $21,076,742)	21,076,742
Total Investments (cost $466,510,461)		$ 390,339,044
Cash		1,311
Receivable for investments sold		37,198
Receivable for fund shares sold		431,239
Dividends receivable		337,166
Interest receivable		3,303,100
Distributions receivable from Fidelity Central Funds		41,201
Prepaid expenses		525
Other receivables		7
Total assets		394,490,791

Liabilities
Payable for investments purchased	$ 49,221
Payable for fund shares redeemed	930,665
Accrued management fee	182,296
Transfer agent fee payable	103,619
Other affiliated payables	16,117
Other payables and accrued expenses	61,698
Total liabilities		1,343,616

Net Assets		$ 393,147,175
Net Assets consist of:
Paid in capital		$ 474,080,557
Undistributed net investment income		5,213,042
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(9,974,879)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(76,171,545)
Net Assets, for 41,681,469 shares outstanding		$ 393,147,175
Net Asset Value, offering price and redemption price per share ($393,147,175 ÷ 41,681,469 shares)		$ 9.43

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2008
Investment Income
Dividends		$ 9,679,366
Interest		18,230,058
Income from Fidelity Central Funds		991,159
Total income		28,900,583

Expenses
Management fee	$ 2,395,114
Transfer agent fees	1,231,467
Accounting fees and expenses	211,648
Custodian fees and expenses	12,389
Independent trustees' compensation	1,872
Registration fees	49,937
Audit	103,369
Legal	4,027
Miscellaneous	40,159
Total expenses before reductions	4,049,982
Expense reductions	(15,460)	4,034,522
Net investment income (loss)		24,866,061
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(9,813,294)
Foreign currency transactions	(2,063)
Total net realized gain (loss)		(9,815,357)
Change in net unrealized appreciation (depreciation) on: Investment securities	(53,367,364)
Assets and liabilities in foreign currencies	24
Total change in net unrealized appreciation (depreciation)		(53,367,340)
Net gain (loss)		(63,182,697)
Net increase (decrease) in net assets resulting from operations		$ (38,316,636)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2008	Year ended July 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 24,866,061	$ 32,679,170
Net realized gain (loss)	(9,815,357)	16,041,559
Change in net unrealized appreciation (depreciation)	(53,367,340)	(32,410,471)
Net increase (decrease) in net assets resulting from operations	(38,316,636)	16,310,258
Distributions to shareholders from net investment income	(27,623,042)	(30,097,730)
Distributions to shareholders from net realized gain	(10,229,882)	(12,079,504)
Total distributions	(37,852,924)	(42,177,234)
Share transactions Proceeds from sales of shares	160,139,773	234,666,945
Reinvestment of distributions	33,576,156	36,245,899
Cost of shares redeemed	(240,856,702)	(250,130,676)
Net increase (decrease) in net assets resulting from share transactions	(47,140,773)	20,782,168
Redemption fees	189,883	87,744
Total increase (decrease) in net assets	(123,120,450)	(4,997,064)

Net Assets
Beginning of period	516,267,625	521,264,689
End of period (including undistributed net investment income of $5,213,042 and undistributed net investment income of $8,186,585, respectively)	$ 393,147,175	$ 516,267,625
Other Information Shares
Sold	15,810,826	19,631,419
Issued in reinvestment of distributions	3,247,810	3,063,466
Redeemed	(23,376,733)	(20,928,409)
Net increase (decrease)	(4,318,097)	1,766,476

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 11.22	$ 11.78	$ 12.17	$ 11.49	$ 10.91
Income from Investment Operations
Net investment income (loss) B	.59	.63	.66	.60	.59
Net realized and unrealized gain (loss)	(1.48)	(.37)	(.11)	.83	.60
Total from investment operations	(.89)	.26	.55	1.43	1.19
Distributions from net investment income	(.66)	(.58)	(.67)	(.57)	(.55)
Distributions from net realized gain	(.24)	(.24)	(.27)	(.18)	(.07)
Total distributions	(.90)	(.82)	(.94)	(.75)	(.62)
Redemption fees added to paid in capital B	- F	- F	- F	- F	.01
Net asset value, end of period	$ 9.43	$ 11.22	$ 11.78	$ 12.17	$ 11.49
Total Return A	(8.43)%	2.00%	4.82%	12.90%	11.31%
Ratios to Average Net Assets C,E
Expenses before reductions	.94%	.88%	.85%	.85%	.85%
Expenses net of fee waivers, if any	.94%	.88%	.85%	.85%	.85%
Expenses net of all reductions	.94%	.88%	.85%	.85%	.85%
Net investment income (loss)	5.77%	5.30%	5.61%	5.13%	5.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 393,147	$ 516,268	$ 521,265	$ 667,403	$ 422,551
Portfolio turnover rate D	32%	45%	27%	30%	61%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2008

1. Organization.

Fidelity Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 pm Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. The Fund follows the provisions of Emerging Issues Task Force Issue No. 99-20 (EITF 99-20), "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" for certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities). Under EITF 99-20, if there is a change in the estimated cash flows for any of these securities, based on an evaluation of current information, then the estimated yield is adjusted on a prospective basis over the remaining life of the security. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 11,543,511
Unrealized depreciation	(87,914,205)
Net unrealized appreciation (depreciation)	(76,370,694)
Undistributed ordinary income	5,159,576
Capital loss carryforward	(1,722,470)

Cost for federal income tax purposes	$ 466,709,738

The tax character of distributions paid was as follows:

	July 31, 2008	July 31, 2007
Ordinary Income	$ 27,623,042	$ 30,097,730
Long-term Capital Gains	10,229,882	12,079,504
Total	$ 37,852,924	$ 42,177,234

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities and U.S. government securities, aggregated $128,295,176 and $180,158,898, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the Fund's transfer agent. For the period the transfer agent fees were equivalent to an annual rate of .29% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,598 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,110 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

Through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $12,389 and $3,071, respectively.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also

Annual Report

Notes to Financial Statements - continued

9. Other - continued

enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $7,853, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Real Estate Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Income Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2008, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Real Estate Income Fund as of July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 22, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 218 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversees 377 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (63)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kenneth B. Robins (38)

Year of Election or Appointment: 2008

President and Treasurer of Real Estate Income Fund. Mr. Robins also serves as President and Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Thomas C. Hense (44)

Year of Election or Appointment: 2008

Vice President of Real Estate Income Fund. Mr. Hense also serves as Vice President of Fidelity's High Income and Small Cap Funds (2008-
present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis)
(2003-2008).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of Real Estate Income Fund. Mr. Goebel also serves as Secretary and CLO of other Fidelity funds (2008-
present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of Real Estate Income Fund. Mr. McGinty also serves as Assistant Secretary of Fidelity's other Equity and High Income Funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) officer of Real Estate Income Fund. Ms. Laurent also serves as AML officer of other Fidelity funds (2008-present) and is an employee of FMR LLC. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (49)

Year of Election or Appointment: 2008

Chief Financial Officer of Real Estate Income Fund. Ms. Reynolds also serves as Chief Financial Officer of other Fidelity funds (2008-present). Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms.
Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Real Estate Income Fund. Mr. Rathgeber also serves as Chief Compliance Officer of Fidelity's Equity and High Income Funds (2004-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of Real Estate Income Fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (40)

Year of Election or Appointment: 2008

Deputy Treasurer of Real Estate Income Fund. Mr. Deberghes also serves as Deputy Treasurer of Fidelity's Equity and High Income Funds (2008-
present) and is an employee of FMR (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Real Estate Income Fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of Real Estate Income Fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of Real Estate Income Fund. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Real Estate Income Fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

A total of 0.35% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	30,242,569,269.49	94.915
Withheld	1,620,182,942.38	5.085
TOTAL	31,862,752,211.87	100.000
Dennis J. Dirks
Affirmative	30,356,248,026.80	95.272
Withheld	1,506,504,185.07	4.728
TOTAL	31,862,752,211.87	100.000
Edward C. Johnson 3d
Affirmative	30,163,300,902.81	94.666
Withheld	1,699,451,309.06	5.334
TOTAL	31,862,752,211.87	100.000
Alan J. Lacy
Affirmative	30,334,439,999.59	95.203
Withheld	1,528,312,212.28	4.797
TOTAL	31,862,752,211.87	100.000
Ned C. Lautenbach
Affirmative	30,317,381,535.59	95.150
Withheld	1,545,370,676.28	4.850
TOTAL	31,862,752,211.87	100.000
Joseph Mauriello
Affirmative	30,340,553,696.88	95.223
Withheld	1,522,198,514.99	4.777
TOTAL	31,862,752,211.87	100.000
Cornelia M. Small
Affirmative	30,337,552,071.15	95.213
Withheld	1,525,200,140.72	4.787
TOTAL	31,862,752,211.87	100.000
William S. Stavropoulos
Affirmative	30,240,356,579.51	94.908
Withheld	1,622,395,632.36	5.092
TOTAL	31,862,752,211.87	100.000
	# of Votes	% of Votes
David M. Thomas
Affirmative	30,352,029,125.67	95.259
Withheld	1,510,723,086.20	4.741
TOTAL	31,862,752,211.87	100.000
Michael E. Wiley
Affirmative	30,333,540,290.12	95.201
Withheld	1,529,211,921.75	4.799
TOTAL	31,862,752,211.87	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	23,747,670,372.95	74.531
Against	5,357,217,831.03	16.814
Abstain	1,587,233,084.08	4.981
Broker Non-Votes	1,170,630,923.81	3.674
TOTAL	31,862,752,211.87	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate Income Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

Annual Report

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a proprietary custom index, and (ii) a peer group of mutual funds over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2007, the fund's cumulative total returns, the cumulative total returns of a proprietary custom index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund. The fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's unmanaged indexes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Real Estate Income Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the first quartile for the one-year period and the fourth quartile for the three-year period. The Board noted that FMR does not consider that peer group to be a particularly meaningful comparison for the fund, however, because unlike many of its peers, which invest primarily in common stocks of real estate companies, the fund invests primarily in common, preferred and debt securities of real estate entities. The Board also stated that the investment performance of the fund compared favorably to its benchmark for all the periods shown.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Real Estate Income Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

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Fidelity Automated
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Press

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By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

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Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

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Annual Report

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Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

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Annual Report

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REI-UANN-0908
1.789710.105

Fidelity®
Small Cap Growth
Fund

Annual Report

July 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines.") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the fund's most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Domestic and international securities markets have struggled thus far in 2008. High-grade fixed-income investments produced modestly positive results, but many stock benchmarks suffered double-digit losses through the first half of this year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of Small Cap Growth's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2008	Past 1 year	Life of fundA
Small Cap Growth	-11.98%	10.48%

A From November 3, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Small Cap Growth on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Lionel Harris, Portfolio Manager of Fidelity® Small Cap Growth Fund

Grim news about the U.S. economy forced most domestic equity benchmarks into negative territory for the 12 months ending July 31, 2008. Oil prices north of $140 per barrel, gasoline prices in excess of $4 per gallon and soaring food costs drove inflation and consumer prices higher. In response, consumer discretionary spending trended lower as Main Street tightened its purse strings. Wall Street, meanwhile, struggled under the weight of massive write-downs in the financials sector, an ongoing credit crisis and bleak housing data. In an effort to staunch the bleeding, the Federal Reserve Board cut interest rates on seven occasions during the past year. Nevertheless, investors fled the equity markets, and both the Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index fell to a threshold that many believe marks the official start of a "bear market." For the 12 months overall, the Dow slid 11.71%, the S&P 500® dropped 11.09% and the technology-heavy NASDAQ Composite® Index dipped 7.98%.

Small Cap Growth lost 11.98% during the 12 months ending July 31, 2008, significantly lagging the Russell 2000® Growth Index, which declined 3.76%. Although the fund benefited from an overweighting in energy stocks, poor security selection - being too heavily exposed to refining companies and not owning enough coal stocks, especially - was a big negative. Among refineries, I owned two out-of-benchmark stocks - Western Refining and Tesoro - that lagged, while the fund lacked positions in strong-performing coal producers Alpha Natural Resources and Walter Industries, both of which were benchmark components. I was also significantly underweighted in consumer-related names, which helped, but, unfortunately, not enough to make up for weak stock selection in the group. An underweighting in pharmaceutical-related companies within health care also detracted. In industrials, however, stock selection in capital goods was a plus, while a small cash position in a weak market helped as well. Despite our relative underweighting in the coal industry, the portfolio did include a helpful out-of-benchmark position in coal producer Massey Energy, while Flowserve, an out-of-benchmark maker of pumps, valves and seals used in infrastructure projects, was a significant positive. As global demand for Flowserve's products increased, investors became quite optimistic about the company's potential earnings power. At period end, Western Refining, Massey and Flowserve were no longer in the portfolio.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 to July 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2008	Ending Account Value July 31, 2008	Expenses Paid During Period* February 1, 2008 to July 31, 2008
Class A
Actual	$ 1,000.00	$ 919.86	$ 6.64
HypotheticalA	$ 1,000.00	$ 1,017.95	$ 6.97
Class T
Actual	$ 1,000.00	$ 918.41	$ 7.87
HypotheticalA	$ 1,000.00	$ 1,016.66	$ 8.27
Class B
Actual	$ 1,000.00	$ 916.32	$ 10.24
HypotheticalA	$ 1,000.00	$ 1,014.17	$ 10.77
Class C
Actual	$ 1,000.00	$ 916.14	$ 10.20
HypotheticalA	$ 1,000.00	$ 1,014.22	$ 10.72
Small Cap Growth
Actual	$ 1,000.00	$ 921.00	$ 5.30
HypotheticalA	$ 1,000.00	$ 1,019.34	$ 5.57
Institutional Class
Actual	$ 1,000.00	$ 921.69	$ 4.97
HypotheticalA	$ 1,000.00	$ 1,019.69	$ 5.22

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.39%
Class T	1.65%
Class B	2.15%
Class C	2.14%
Small Cap Growth	1.11%
Institutional Class	1.04%

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Harris Corp.	1.4	1.4
j2 Global Communications, Inc.	1.4	1.3
Foundation Coal Holdings, Inc.	1.4	0.0
Hercules Offshore, Inc.	1.4	0.0
Huron Consulting Group, Inc.	1.4	1.3
Concho Resources, Inc.	1.4	0.0
Corn Products International, Inc.	1.4	0.5
EXCO Resources, Inc.	1.3	0.6
Superior Energy Services, Inc.	1.3	1.5
Atwood Oceanics, Inc.	1.3	1.2
	13.7
Top Five Market Sectors as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	20.1	19.4
Industrials	18.8	18.0
Information Technology	18.5	22.0
Energy	12.4	13.3
Consumer Discretionary	9.4	8.2
Asset Allocation (% of fund's net assets)
As of July 31, 2008 *		As of January 31, 2008 **
	Stocks 95.8%		Stocks 97.4%
	Short-Term Investments and Net Other Assets 4.2%		Short-Term Investments and Net Other Assets 2.6%
* Foreign investments	13.4%	** Foreign investments	13.9%

Annual Report

Investments July 31, 2008

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value
CONSUMER DISCRETIONARY - 9.4%
Distributors - 1.0%
LKQ Corp. (a)	629,900	$ 12,912,950
Diversified Consumer Services - 1.8%
Apollo Group, Inc. Class A (non-vtg.) (a)	215,200	13,404,808
Hillenbrand, Inc.	443,800	10,273,970
		23,678,778
Hotels, Restaurants & Leisure - 1.5%
Bally Technologies, Inc. (a)	434,600	13,815,934
Penn National Gaming, Inc. (a)	230,000	6,561,900
		20,377,834
Household Durables - 0.9%
Ryland Group, Inc.	131,500	2,707,585
Whirlpool Corp.	121,000	9,159,700
		11,867,285
Internet & Catalog Retail - 0.6%
Priceline.com, Inc. (a)(d)	74,000	8,506,300
Media - 0.3%
Virgin Media, Inc.	405,000	4,544,100
Specialty Retail - 1.8%
Advance Auto Parts, Inc.	164,900	6,775,741
Citi Trends, Inc. (a)(d)	292,985	6,776,743
The Men's Wearhouse, Inc.	269,900	5,373,709
Tween Brands, Inc. (a)	315,000	4,337,550
		23,263,743
Textiles, Apparel & Luxury Goods - 1.5%
Deckers Outdoor Corp. (a)	93,500	10,566,435
Iconix Brand Group, Inc. (a)	748,600	8,983,200
		19,549,635
TOTAL CONSUMER DISCRETIONARY		124,700,625
CONSUMER STAPLES - 4.8%
Food Products - 2.3%
Corn Products International, Inc. (d)	381,900	17,762,169
Dean Foods Co. (a)	583,400	12,426,420
		30,188,589
Household Products - 0.6%
Energizer Holdings, Inc. (a)	122,000	8,703,480
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Personal Products - 1.9%
Bare Escentuals, Inc. (a)(d)	329,500	$ 3,802,430
Chattem, Inc. (a)(d)	248,300	16,007,901
Physicians Formula Holdings, Inc. (a)	518,005	4,832,987
		24,643,318
TOTAL CONSUMER STAPLES		63,535,387
ENERGY - 12.4%
Energy Equipment & Services - 5.4%
Atwood Oceanics, Inc. (a)	375,800	17,252,978
Complete Production Services, Inc. (a)	246,100	7,835,824
Hercules Offshore, Inc. (a)	737,219	18,408,358
Hornbeck Offshore Services, Inc. (a)(d)	248,900	11,095,962
Superior Energy Services, Inc. (a)	364,400	17,283,492
		71,876,614
Oil, Gas & Consumable Fuels - 7.0%
Cabot Oil & Gas Corp.	185,100	8,146,251
Concho Resources, Inc.	544,800	17,842,200
EXCO Resources, Inc. (a)	666,400	17,359,720
Foundation Coal Holdings, Inc.	316,000	18,770,400
Holly Corp.	110,000	3,143,800
Petrohawk Energy Corp. (a)(d)	265,200	8,836,464
Range Resources Corp.	177,850	8,636,396
Tesoro Corp.	639,700	9,876,968
		92,612,199
TOTAL ENERGY		164,488,813
FINANCIALS - 4.6%
Capital Markets - 1.2%
FCStone Group, Inc. (a)	258,000	4,969,080
Janus Capital Group, Inc.	342,800	10,400,552
		15,369,632
Insurance - 1.1%
Aspen Insurance Holdings Ltd.	336,100	8,533,579
StanCorp Financial Group, Inc.	137,982	6,814,931
		15,348,510
Real Estate Investment Trusts - 0.7%
American Campus Communities, Inc.	319,200	9,346,176
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - 1.2%
CB Richard Ellis Group, Inc. Class A (a)	253,100	$ 3,556,055
Jones Lang LaSalle, Inc. (d)	249,000	11,862,360
		15,418,415
Thrifts & Mortgage Finance - 0.4%
Washington Federal, Inc.	285,765	5,315,229
TOTAL FINANCIALS		60,797,962
HEALTH CARE - 20.1%
Biotechnology - 2.3%
BioMarin Pharmaceutical, Inc. (a)	247,000	8,039,850
Cephalon, Inc. (a)	170,800	12,495,728
Grifols SA	326,802	9,775,458
		30,311,036
Health Care Equipment & Supplies - 5.8%
Abaxis, Inc. (a)(d)	403,300	8,021,637
American Medical Systems Holdings, Inc. (a)(d)	1,016,400	16,740,108
Hill-Rom Holdings, Inc. (d)	465,500	13,075,895
Immucor, Inc. (a)	473,900	14,278,607
Integra LifeSciences Holdings Corp. (a)(d)	320,200	14,620,332
Meridian Bioscience, Inc.	372,000	9,675,720
		76,412,299
Health Care Providers & Services - 5.2%
Air Methods Corp. (a)	181,000	5,189,270
Brookdale Senior Living, Inc.	22,000	335,720
Henry Schein, Inc. (a)	102,900	5,511,324
Patterson Companies, Inc. (a)	406,000	12,679,380
Pediatrix Medical Group, Inc. (a)	268,900	13,081,985
PSS World Medical, Inc. (a)	922,499	15,461,083
Sun Healthcare Group, Inc. (a)	678,800	9,700,052
Universal American Financial Corp. (a)	665,031	6,976,175
		68,934,989
Life Sciences Tools & Services - 5.8%
Charles River Laboratories International, Inc. (a)	223,034	14,822,840
ICON PLC sponsored ADR (a)	152,990	12,291,217
PAREXEL International Corp. (a)	578,300	16,903,709
Pharmaceutical Product Development, Inc.	250,900	9,569,326
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Life Sciences Tools & Services - continued
QIAGEN NV (a)	470,000	$ 8,831,300
Varian, Inc. (a)	287,400	14,197,560
		76,615,952
Pharmaceuticals - 1.0%
Perrigo Co.	386,800	13,626,964
TOTAL HEALTH CARE		265,901,240
INDUSTRIALS - 18.8%
Aerospace & Defense - 1.5%
Curtiss-Wright Corp.	160,000	8,422,400
Hexcel Corp. (a)	591,000	11,217,180
		19,639,580
Commercial Services & Supplies - 6.7%
CDI Corp.	570,700	11,745,006
Clean Harbors, Inc. (a)	52,500	4,097,100
Corrections Corp. of America (a)	602,200	16,879,666
CoStar Group, Inc. (a)(d)	190,736	9,515,819
Huron Consulting Group, Inc. (a)(d)	351,400	18,329,024
InnerWorkings, Inc. (a)(d)	949,900	11,075,834
Navigant Consulting, Inc. (a)	578,800	10,696,224
The Brink's Co.	99,200	6,840,832
		89,179,505
Construction & Engineering - 3.1%
Chicago Bridge & Iron Co. NV (NY Shares)	504,100	16,519,357
KBR, Inc.	345,900	9,858,150
Outotec Oyj	274,700	13,990,961
		40,368,468
Electrical Equipment - 3.0%
EnerSys (a)	394,600	12,737,688
JA Solar Holdings Co. Ltd. ADR (a)(d)	991,300	15,038,021
SMA Solar Technology AG	137,000	11,588,016
		39,363,725
Industrial Conglomerates - 1.0%
Raven Industries, Inc. (d)	348,600	13,264,230
Machinery - 1.6%
Colfax Corp.	413,000	11,270,770
Sulzer AG (Reg.)	86,130	10,326,497
		21,597,267
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - 1.9%
Con-way, Inc.	271,000	$ 13,701,760
Knight Transportation, Inc. (d)	634,300	12,000,956
		25,702,716
TOTAL INDUSTRIALS		249,115,491
INFORMATION TECHNOLOGY - 18.5%
Communications Equipment - 2.3%
Harris Corp.	398,700	19,197,403
Polycom, Inc. (a)(d)	478,500	11,292,600
		30,490,003
Computers & Peripherals - 0.6%
Wincor Nixdorf AG	108,400	8,093,777
Electronic Equipment & Instruments - 1.5%
Cogent, Inc. (a)(d)	887,400	8,998,236
Trimble Navigation Ltd. (a)	344,600	11,440,720
		20,438,956
Internet Software & Services - 3.9%
Art Technology Group, Inc. (a)	1,790,000	6,569,300
Equinix, Inc. (a)(d)	176,600	14,368,176
j2 Global Communications, Inc. (a)	792,500	18,996,225
Telecity Group PLC	2,558,100	12,004,378
		51,938,079
IT Services - 4.7%
Alliance Data Systems Corp. (a)	218,000	13,984,700
CACI International, Inc. Class A (a)	295,400	13,281,184
CyberSource Corp. (a)	653,466	11,599,022
Datacash Group PLC	1,661,200	9,013,749
Satyam Computer Services Ltd. sponsored ADR (d)	386,300	8,243,642
WNS Holdings Ltd. ADR (a)	334,500	5,686,500
		61,808,797
Semiconductors & Semiconductor Equipment - 3.3%
Hittite Microwave Corp. (a)	512,821	16,369,246
Lam Research Corp. (a)	290,000	9,538,100
Microsemi Corp. (a)(d)	280,700	7,286,972
Varian Semiconductor Equipment Associates, Inc. (a)	350,490	10,241,318
		43,435,636
Software - 2.2%
Ansys, Inc. (a)	169,500	7,776,660
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Blackbaud, Inc.	806,059	$ 14,396,214
Taleo Corp. Class A (a)	141,439	2,650,567
Ultimate Software Group, Inc. (a)	158,000	4,144,340
		28,967,781
TOTAL INFORMATION TECHNOLOGY		245,173,029
MATERIALS - 6.4%
Chemicals - 1.0%
Terra Industries, Inc. (d)	250,000	13,500,000
Containers & Packaging - 0.3%
Myers Industries, Inc.	360,000	4,032,000
Metals & Mining - 5.1%
Carpenter Technology Corp.	176,100	6,815,070
Compass Minerals International, Inc.	100,000	7,560,000
IAMGOLD Corp.	1,449,700	9,670,802
International Ferro Metals (a)	2,075,000	3,220,821
Randgold Resources Ltd. sponsored ADR	128,000	6,551,040
Red Back Mining, Inc. (a)	1,053,000	8,937,413
Reliance Steel & Aluminum Co.	172,500	10,895,100
Steel Dynamics, Inc.	453,900	14,379,552
		68,029,798
TOTAL MATERIALS		85,561,798
UTILITIES - 0.8%
Multi-Utilities - 0.8%
CMS Energy Corp. (d)	823,200	11,113,200
TOTAL COMMON STOCKS (Cost $1,270,614,591)		1,270,387,545
Money Market Funds - 14.7%
	Shares	Value
Fidelity Cash Central Fund, 2.35% (b)	56,597,666	$ 56,597,666
Fidelity Securities Lending Cash Central Fund, 2.37% (b)(c)	138,167,794	138,167,794
TOTAL MONEY MARKET FUNDS (Cost $194,765,460)		194,765,460
TOTAL INVESTMENT PORTFOLIO - 110.5% (Cost $1,465,380,051)		1,465,153,005
NET OTHER ASSETS - (10.5)%		(139,785,194)
NET ASSETS - 100%		$ 1,325,367,811
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,820,442
Fidelity Securities Lending Cash Central Fund	732,714
Total	$ 2,553,156
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Physicians Formula Holdings, Inc.	$ 5,827,585	$ 3,948,990	$ 2,083,245	$ -	$ -
Quixote Corp.	8,618,526	150,375	6,248,265	75,980	-
Total	$ 14,446,111	$ 4,099,365	$ 8,331,510	$ 75,980	$ -
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.6%
United Kingdom	2.5%
Netherlands	2.0%
Germany	1.5%
Canada	1.4%
Cayman Islands	1.1%
Finland	1.1%
Others (individually less than 1%)	3.8%
100.0%
Income Tax Information
The fund intends to elect to defer to its fiscal year ending July 31, 2009 approximately $101,242,350 of losses recognized during the period November 1, 2007 to July 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2008
Assets
Investment in securities, at value (including securities loaned of $131,418,460) - See accompanying schedule: Unaffiliated issuers (cost $1,270,614,591)	$ 1,270,387,545
Fidelity Central Funds (cost $194,765,460)	194,765,460
Total Investments (cost $1,465,380,051)		$ 1,465,153,005
Cash		29
Receivable for investments sold		46,620,442
Receivable for fund shares sold		1,370,340
Dividends receivable		110,652
Distributions receivable from Fidelity Central Funds		186,218
Prepaid expenses		1,556
Other receivables		22,988
Total assets		1,513,465,230

Liabilities
Payable for investments purchased	$ 47,843,463
Payable for fund shares redeemed	865,758
Accrued management fee	777,626
Distribution fees payable	36,066
Other affiliated payables	350,881
Other payables and accrued expenses	55,831
Collateral on securities loaned, at value	138,167,794
Total liabilities		188,097,419

Net Assets		$ 1,325,367,811
Net Assets consist of:
Paid in capital		$ 1,431,164,163
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(105,567,096)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(229,256)
Net Assets		$ 1,325,367,811

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2008
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($42,186,903 ÷ 3,195,910 shares)	$ 13.20

Maximum offering price per share (100/94.25 of $13.20)	$ 14.01
Class T: Net Asset Value and redemption price per share ($21,754,170 ÷ 1,651,450 shares)	$ 13.17

Maximum offering price per share (100/96.50 of $13.17)	$ 13.65
Class B: Net Asset Value and offering price per share ($5,516,992 ÷ 423,524 shares)A	$ 13.03

Class C: Net Asset Value and offering price per share ($15,945,517 ÷ 1,226,345 shares)A	$ 13.00

Small Cap Growth: Net Asset Value, offering price and redemption price per share ($1,217,520,187 ÷ 91,633,244 shares)	$ 13.29

Institutional Class: Net Asset Value, offering price and redemption price per share ($22,444,042 ÷ 1,687,397 shares)	$ 13.30

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2008
Investment Income
Dividends (including $75,980 earned from other affiliated issuers)		$ 6,201,842
Interest		2,990
Income from Fidelity Central Funds (including $732,714 from security lending)		2,553,156
Total income		8,757,988

Expenses
Management fee Basic fee	$ 9,449,883
Performance adjustment	1,059,130
Transfer agent fees	3,613,151
Distribution fees	499,117
Accounting and security lending fees	449,905
Custodian fees and expenses	36,783
Independent trustees' compensation	5,530
Registration fees	121,158
Audit	56,803
Legal	5,485
Miscellaneous	83,752
Total expenses before reductions	15,380,697
Expense reductions	(98,390)	15,282,307
Net investment income (loss)		(6,524,319)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(99,142,662)
Other affiliated issuers	(4,601,658)
Foreign currency transactions	(12,025)
Total net realized gain (loss)		(103,756,345)
Change in net unrealized appreciation (depreciation) on: Investment securities	(72,234,294)
Assets and liabilities in foreign currencies	(1,961)
Total change in net unrealized appreciation (depreciation)		(72,236,255)
Net gain (loss)		(175,992,600)
Net increase (decrease) in net assets resulting from operations		$ (182,516,919)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2008	Year ended July 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (6,524,319)	$ (4,437,632)
Net realized gain (loss)	(103,756,345)	87,862,892
Change in net unrealized appreciation (depreciation)	(72,236,255)	65,702,764
Net increase (decrease) in net assets resulting from operations	(182,516,919)	149,128,024
Distributions to shareholders from net realized gain	(81,199,740)	(3,591,980)
Share transactions - net increase (decrease)	331,568,501	637,612,035
Redemption fees	439,174	160,118
Total increase (decrease) in net assets	68,291,016	783,308,197

Net Assets
Beginning of period	1,257,076,795	473,768,598
End of period	$ 1,325,367,811	$ 1,257,076,795

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2008

2007

2006

2005 J

Selected Per-Share Data
Net asset value, beginning of period	$ 16.06	$ 12.88	$ 12.95	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.11)	(.12)H	(.10)I	(.07)
Net realized and unrealized gain (loss)	(1.73)	3.39	.18	3.01
Total from investment operations	(1.84)	3.27	.08	2.94
Distributions from net realized gain	(1.02)	(.09)	(.16)	-
Redemption fees added to paid in capitalE	-L	-L	.01	.01
Net asset value, end of period	$ 13.20	$ 16.06	$ 12.88	$ 12.95
Total ReturnB, C, D	(12.26)%	25.52%	.70%	29.50%
Ratios to Average Net AssetsF, K
Expenses before reductions	1.40%	1.44%	1.53%	1.55%A
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.45%A
Expenses net of all reductions	1.39%	1.39%	1.35%	1.36%A
Net investment income (loss)	(.74)%	(.80)%H	(.79)%I	(.78)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,187	$ 33,588	$ 18,104	$ 4,719
Portfolio turnover rateG	113%	91%	129%	93%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.84)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

J For the period November 3, 2004 (commencement of operations) to July 31, 2005.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,

2008

2007

2006

2005 J

Selected Per-Share Data
Net asset value, beginning of period	$ 16.01	$ 12.86	$ 12.93	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.15)	(.16)H	(.14)I	(.09)
Net realized and unrealized gain (loss)	(1.73)	3.38	.19	3.01
Total from investment operations	(1.88)	3.22	.05	2.92
Distributions from net realized gain	(.96)	(.07)	(.13)	-
Redemption fees added to paid in capital E	- L	-L	.01	.01
Net asset value, end of period	$ 13.17	$ 16.01	$ 12.86	$ 12.93
Total ReturnB, C, D	(12.50)%	25.18%	.48%	29.30%
Ratios to Average Net AssetsF, K
Expenses before reductions	1.65%	1.67%	1.73%	1.79%A
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.70%A
Expenses net of all reductions	1.65%	1.65%	1.60%	1.61%A
Net investment income (loss)	(.99)%	(1.05)%H	(1.04)%I	(1.03)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,754	$ 26,419	$ 19,205	$ 5,240
Portfolio turnover rateG	113%	91%	129%	93%A
A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.09)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.10)%.

J For the period November 3, 2004 (commencement of operations) to July 31, 2005.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,

2008

2007

2006

2005J

Selected Per-Share Data
Net asset value, beginning of period	$ 15.85	$ 12.78	$ 12.87	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.22)	(.23)H	(.20)I	(.13)
Net realized and unrealized gain (loss)	(1.71)	3.36	.19	2.99
Total from investment operations	(1.93)	3.13	(.01)	2.86
Distributions from net realized gain	(.89)	(.06)	(.09)	-
Redemption fees added to paid in capitalE	-L	-L	.01	.01
Net asset value, end of period	$ 13.03	$ 15.85	$ 12.78	$ 12.87
Total ReturnB, C, D	(12.92)%	24.57%	(.03)%	28.70%
Ratios to Average Net AssetsF, K
Expenses before reductions	2.15%	2.20%	2.28%	2.33%A
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.20%A
Expenses net of all reductions	2.15%	2.15%	2.10%	2.11%A
Net investment income (loss)	(1.49)%	(1.55)%H	(1.54)%I	(1.53)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,517	$ 6,242	$ 5,191	$ 2,055
Portfolio turnover rateG	113%	91%	129%	93%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.59)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.60)%.

J For the period November 3, 2004 (commencement of operations) to July 31, 2005.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,

2008

2007

2006

2005J

Selected Per-Share Data
Net asset value, beginning of period	$ 15.84	$ 12.77	$ 12.88	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.22)	(.23)H	(.20)I	(.13)
Net realized and unrealized gain (loss)	(1.71)	3.36	.18	3.00
Total from investment operations	(1.93)	3.13	(.02)	2.87
Distributions from net realized gain	(.91)	(.06)	(.10)	-
Redemption fees added to paid in capitalE	-L	-L	.01	.01
Net asset value, end of period	$ 13.00	$ 15.84	$ 12.77	$ 12.88
Total ReturnB, C, D	(12.94)%	24.59%	(.08)%	28.80%
Ratios to Average Net AssetsF, K
Expenses before reductions	2.15%	2.20%	2.25%	2.24%A
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.17%A
Expenses net of all reductions	2.14%	2.14%	2.10%	2.09%A
Net investment income (loss)	(1.49)%	(1.55)%H	(1.54)%I	(1.50)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,946	$ 22,348	$ 14,682	$ 8,372
Portfolio turnover rateG	113%	91%	129%	93%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.59)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.60)%.

J For the period November 3, 2004 (commencement of operations) to July 31, 2005.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Growth

Years ended July 31,

2008

2007

2006

2005 I

Selected Per-Share Data
Net asset value, beginning of period	$ 16.15	$ 12.93	$ 12.98	$ 10.00
Income from Investment Operations
Net investment income (loss)D	(.07)	(.08)G	(.07)H	(.04)
Net realized and unrealized gain (loss)	(1.74)	3.40	.19	3.01
Total from investment operations	(1.81)	3.32	.12	2.97
Distributions from net realized gain	(1.05)	(.10)	(.18)	-
Redemption fees added to paid in capitalD	-K	-K	.01	.01
Net asset value, end of period	$ 13.29	$ 16.15	$ 12.93	$ 12.98
Total ReturnB, C	(11.98)%	25.84%	1.01%	29.80%
Ratios to Average Net AssetsE, J
Expenses before reductions	1.11%	1.10%	1.13%	1.16%A
Expenses net of fee waivers, if any	1.11%	1.10%	1.13%	1.16%A
Expenses net of all reductions	1.10%	1.09%	1.08%	1.08%A
Net investment income (loss)	(.45)%	(.50)%G	(.52)%H	(.49)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,217,520	$ 1,149,809	$ 402,353	$ 205,652
Portfolio turnover rateF	113%	91%	129%	93%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.54)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.58)%.

I For the period November 3, 2004 (commencement of operations) to July 31, 2005.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2008

2007

2006

2005I

Selected Per-Share Data
Net asset value, beginning of period	$ 16.15	$ 12.92	$ 12.97	$ 10.00
Income from Investment Operations
Net investment income (loss)D	(.06)	(.07)G	(.07)H	(.04)
Net realized and unrealized gain (loss)	(1.74)	3.41	.19	3.00
Total from investment operations	(1.80)	3.34	.12	2.96
Distributions from net realized gain	(1.05)	(.11)	(.18)	-
Redemption fees added to paid in capitalD	-K	-K	.01	.01
Net asset value, end of period	$ 13.30	$ 16.15	$ 12.92	$ 12.97
Total ReturnB, C	(11.93)%	25.99%	.97%	29.70%
Ratios to Average Net AssetsE, J
Expenses before reductions	1.04%	1.05%	1.10%	1.20%A
Expenses net of fee waivers, if any	1.04%	1.05%	1.10%	1.18%A
Expenses net of all reductions	1.03%	1.05%	1.05%	1.10%A
Net investment income (loss)	(.38)%	(.46)%G	(.49)%H	(.51)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,444	$ 18,671	$ 14,233	$ 1,906
Portfolio turnover rateF	113%	91%	129%	93%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.50)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.55)%.

I For the period November 3, 2004 (commencement of operations) to July 31, 2005.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2008

1. Organization.

Fidelity Small Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Small Cap Growth, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, net operating losses, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 125,536,253
Unrealized depreciation	(130,088,038)
Net unrealized appreciation (depreciation)	(4,551,785)
Cost for federal income tax purposes	$ 1,469,704,790

The tax character of distributions paid was as follows:

	July 31, 2008	July 31, 2007
Ordinary Income	$ 58,646,396	$ 1,338,128
Long-term Capital Gains	22,553,344	2,253,852
Total	$ 81,199,740	$ 3,591,980

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Repurchase Agreements - continued

segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $1,698,044,847 and $1,457,287,817, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Small Cap Growth, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .79% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 98,491	$ 12,415
Class T	.25%	.25%	121,790	227
Class B	.75%	.25%	61,874	46,406
Class C	.75%	.25%	216,962	43,665
			$ 499,117	$ 102,713

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 37,191
Class T	7,936
Class B*	15,537
Class C*	2,479
$ 63,143

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for Small Cap Growth shares. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 119,848.30
Class T	75,753.31
Class B	18,899.31
Class C	65,826.30
Small Cap Growth	3,292,023.27
Institutional Class	40,802.19
	$ 3,613,151

Accounting and Security Lending Fees. FSC, an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $27,116 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $2,996 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned

Annual Report

8. Security Lending - continued

securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class T	1.65%	$ 688

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $37,290 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5,794. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Small Cap Growth	$ 54,607
Institutional Class	11
$ 54,618

Annual Report

Notes to Financial Statements - continued

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2008	2007
From net realized gain
Class A	$ 2,216,913	$ 130,212
Class T	1,570,296	118,024
Class B	348,424	24,691
Class C	1,307,950	74,047
Small Cap Growth	74,608,644	3,129,487
Institutional Class	1,147,513	115,519
Total	$ 81,199,740	$ 3,591,980

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2008	2007	2008	2007
Class A
Shares sold	1,742,262	1,113,110	$ 25,505,334	$ 17,060,734
Reinvestment of distributions	126,731	8,925	1,912,181	119,928
Shares redeemed	(763,921)	(436,417)	(11,052,109)	(6,456,393)
Net increase (decrease)	1,105,072	685,618	$ 16,365,406	$ 10,724,269
Class T
Shares sold	487,722	607,092	$ 7,048,735	$ 8,822,874
Reinvestment of distributions	99,906	8,530	1,507,341	115,213
Shares redeemed	(586,050)	(459,339)	(8,531,977)	(6,905,798)
Net increase (decrease)	1,578	156,283	$ 24,099	$ 2,032,289
Class B
Shares sold	132,932	121,826	$ 1,958,446	$ 1,800,582
Reinvestment of distributions	22,166	1,705	332,229	23,112
Shares redeemed	(125,460)	(135,943)	(1,804,323)	(1,994,978)
Net increase (decrease)	29,638	(12,412)	$ 486,352	$ (171,284)

Annual Report

12. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2008	2007	2008	2007
Class C
Shares sold	436,957	546,198	$ 6,320,995	$ 8,014,853
Reinvestment of distributions	82,544	5,178	1,234,732	70,286
Shares redeemed	(703,886)	(290,387)	(9,901,355)	(4,244,042)
Net increase (decrease)	(184,385)	260,989	$ (2,345,628)	$ 3,841,097
Small Cap Growth
Shares sold	38,610,197	47,884,601	$ 574,316,675	$ 736,795,086
Reinvestment of distributions	4,701,343	213,315	71,216,320	2,867,099
Shares redeemed	(22,858,332)	(8,042,099)	(336,543,207)	(119,410,062)
Net increase (decrease)	20,453,208	40,055,817	$ 308,989,788	$620,252,123
Institutional Class
Shares sold	788,829	404,996	$ 11,907,085	$ 6,086,460
Reinvestment of distributions	66,279	7,296	1,004,006	97,691
Shares redeemed	(323,911)	(357,460)	(4,862,607)	(5,250,610)
Net increase (decrease)	531,197	54,832	$ 8,048,484	$ 933,541

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 22, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 218 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 377 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (63)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kenneth B. Robins (38)

Year of Election or Appointment: 2008

President and Treasurer of Small Cap Growth. Mr. Robins also serves as President and Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Small Cap Growth. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds, President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Thomas C. Hense (44)

Year of Election or Appointment: 2008

Vice President of Small Cap Growth. Mr. Hense also serves as Vice President of Fidelity's High Income and Small Cap Funds (2008-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of Small Cap Growth. Mr. Goebel also serves as Secretary and CLO of other Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of Small Cap Growth. Mr. McGinty also serves as Assistant Secretary of Fidelity's other Equity and High Income Funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) officer of Small Cap Growth. Ms. Laurent also serves as AML officer of other Fidelity funds (2008-present) and is an employee of FMR LLC. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (49)

Year of Election or Appointment: 2008

Chief Financial Officer of Small Cap Growth. Ms. Reynolds also serves as Chief Financial Officer of other Fidelity funds (2008-present). Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Small Cap Growth. Mr. Rathgeber also serves as Chief Compliance Officer of Fidelity's Equity and High Income Funds (2004-present). He is Chief Compliance Officer of FMR (2005-
present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-
present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of Small Cap Growth. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (40)

Year of Election or Appointment: 2008

Deputy Treasurer of Small Cap Growth. Mr. Deberghes also serves as Deputy Treasurer of Fidelity's Equity and High Income Funds (2008-
present) and is an employee of FMR (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Small Cap Growth. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of Small Cap Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of Small Cap Growth. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Small Cap Growth. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2008, $784,798, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 5% of the dividend distributed in September 2007 as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 6% of the dividend distributed in September 2007 as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	30,242,569,269.49	94.915
Withheld	1,620,182,942.38	5.085
TOTAL	31,862,752,211.87	100.000
Dennis J. Dirks
Affirmative	30,356,248,026.80	95.272
Withheld	1,506,504,185.07	4.728
TOTAL	31,862,752,211.87	100.000
Edward C. Johnson 3d
Affirmative	30,163,300,902.81	94.666
Withheld	1,699,451,309.06	5.334
TOTAL	31,862,752,211.87	100.000
Alan J. Lacy
Affirmative	30,334,439,999.59	95.203
Withheld	1,528,312,212.28	4.797
TOTAL	31,862,752,211.87	100.000
Ned C. Lautenbach
Affirmative	30,317,381,535.59	95.150
Withheld	1,545,370,676.28	4.850
TOTAL	31,862,752,211.87	100.000
Joseph Mauriello
Affirmative	30,340,553,696.88	95.223
Withheld	1,522,198,514.99	4.777
TOTAL	31,862,752,211.87	100.000
Cornelia M. Small
Affirmative	30,337,552,071.15	95.213
Withheld	1,525,200,140.72	4.787
TOTAL	31,862,752,211.87	100.000
William S. Stavropoulos
Affirmative	30,240,356,579.51	94.908
Withheld	1,622,395,632.36	5.092
TOTAL	31,862,752,211.87	100.000
	# of Votes	% of Votes
David M. Thomas
Affirmative	30,352,029,125.67	95.259
Withheld	1,510,723,086.20	4.741
TOTAL	31,862,752,211.87	100.000
Michael E. Wiley
Affirmative	30,333,540,290.12	95.201
Withheld	1,529,211,921.75	4.799
TOTAL	31,862,752,211.87	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	23,747,670,372.95	74.531
Against	5,357,217,831.03	16.814
Abstain	1,587,233,084.08	4.981
Broker Non-Votes	1,170,630,923.81	3.674
TOTAL	31,862,752,211.87	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2007, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile.

Annual Report

The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Fidelity Small Cap Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the first quartile for all the periods shown. The Board also stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG%" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG% of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Small Cap Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the period shown in the performance chart above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Institutional Class, and Fidelity Small Cap Growth (retail class) ranked below its competitive median for 2007, and the total expenses of each of Class T and Class C ranked above its competitive median for 2007. The Board considered that the total expenses of Class C were above the median because of its higher transfer agent fee due to small average account size. The Board also considered that the total expenses of Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operating Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

SCP-UANN-0908
1.803694.103

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
Small Cap Growth
Fund - Class A, Class T,
Class B and Class C

Annual Report

July 31, 2008

Class A, Class T, Class B,
and Class C are classes
of Fidelity® Small Cap
Growth Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Domestic and international securities markets have struggled thus far in 2008. High-grade fixed-income investments produced modestly positive results, but many stock benchmarks suffered double-digit losses through the first half of this year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2008	Past 1 year	Life of fundA
Class A (incl. 5.75% sales charge)	-17.30%	8.43%
Class T (incl. 3.50% sales charge)	-15.56%	8.85%
Class B (incl. contingent deferred sales charge) B	-17.03%	8.69%
Class C (incl. contingent deferred sales charge) C	-13.76%	9.32%

A From November 3, 2004.

B Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 3%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Small Cap Growth Fund - Class A on November 3, 2004, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

In prior years, the performance from year to year was represented by the performance of Class T. Going forward, the fund's performance will be represented by Class A for consistency with other fund materials.

Annual Report

Management's Discussion of Fund Performance

Comments from Lionel Harris, Portfolio Manager of Fidelity Advisor Small Cap Growth Fund

Grim news about the U.S. economy forced most domestic equity benchmarks into negative territory for the 12 months ending July 31, 2008. Oil prices north of $140 per barrel, gasoline prices in excess of $4 per gallon and soaring food costs drove inflation and consumer prices higher. In response, consumer discretionary spending trended lower as Main Street tightened its purse strings. Wall Street, meanwhile, struggled under the weight of massive write-downs in the financials sector, an ongoing credit crisis and bleak housing data. In an effort to staunch the bleeding, the Federal Reserve Board cut interest rates on seven occasions during the past year. Nevertheless, investors fled the equity markets, and both the Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index fell to a threshold that many believe marks the official start of a "bear market." For the 12 months overall, the Dow slid 11.71%, the S&P 500® dropped 11.09% and the technology-heavy NASDAQ Composite® Index dipped 7.98%.

During the past year, the fund's Class A, Class T, Class B and Class C shares lost 12.26%, 12.50%, 12.92% and 12.94%, respectively (excluding sales charges), significantly lagging the the Russell 2000® Growth Index, which declined 3.76%. Although the fund benefited from an overweighting in energy stocks, poor security selection - being too heavily exposed to refining companies and not owning enough coal stocks, especially - was a big negative. Among refineries, I owned two out-of-benchmark stocks - Western Refining and Tesoro - that lagged, while the fund lacked positions in strong-performing coal producers Alpha Natural Resources and Walter Industries, both of which were benchmark components. I was also significantly underweighted in consumer-related names, which helped, but, unfortunately, not enough to make up for weak stock selection in the group. An underweighting in pharmaceutical-related companies within health care also detracted. In industrials, however, stock selection in capital goods was a plus, while a small cash position in a weak market helped as well. Despite our relative underweighting in the coal industry, the portfolio did include a helpful out-of-benchmark position in coal producer Massey Energy, while Flowserve, an out-of-benchmark maker of pumps, valves and seals used in infrastructure projects, was a significant positive. As global demand for Flowserve's products increased, investors became quite optimistic about the company's potential earnings power. At period end, Western Refining, Massey and Flowserve were no longer in the portfolio.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 to July 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2008	Ending Account Value July 31, 2008	Expenses Paid During Period* February 1, 2008 to July 31, 2008
Class A
Actual	$ 1,000.00	$ 919.86	$ 6.64
HypotheticalA	$ 1,000.00	$ 1,017.95	$ 6.97
Class T
Actual	$ 1,000.00	$ 918.41	$ 7.87
HypotheticalA	$ 1,000.00	$ 1,016.66	$ 8.27
Class B
Actual	$ 1,000.00	$ 916.32	$ 10.24
HypotheticalA	$ 1,000.00	$ 1,014.17	$ 10.77
Class C
Actual	$ 1,000.00	$ 916.14	$ 10.20
HypotheticalA	$ 1,000.00	$ 1,014.22	$ 10.72
Small Cap Growth
Actual	$ 1,000.00	$ 921.00	$ 5.30
HypotheticalA	$ 1,000.00	$ 1,019.34	$ 5.57
Institutional Class
Actual	$ 1,000.00	$ 921.69	$ 4.97
HypotheticalA	$ 1,000.00	$ 1,019.69	$ 5.22

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.39%
Class T	1.65%
Class B	2.15%
Class C	2.14%
Small Cap Growth	1.11%
Institutional Class	1.04%

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Harris Corp.	1.4	1.4
j2 Global Communications, Inc.	1.4	1.3
Foundation Coal Holdings, Inc.	1.4	0.0
Hercules Offshore, Inc.	1.4	0.0
Huron Consulting Group, Inc.	1.4	1.3
Concho Resources, Inc.	1.4	0.0
Corn Products International, Inc.	1.4	0.5
EXCO Resources, Inc.	1.3	0.6
Superior Energy Services, Inc.	1.3	1.5
Atwood Oceanics, Inc.	1.3	1.2
	13.7
Top Five Market Sectors as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	20.1	19.4
Industrials	18.8	18.0
Information Technology	18.5	22.0
Energy	12.4	13.3
Consumer Discretionary	9.4	8.2
Asset Allocation (% of fund's net assets)
As of July 31, 2008 *		As of January 31, 2008 **
	Stocks 95.8%		Stocks 97.4%
	Short-Term Investments and Net Other Assets 4.2%		Short-Term Investments and Net Other Assets 2.6%
* Foreign investments	13.4%	** Foreign investments	13.9%

Annual Report

Investments July 31, 2008

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value
CONSUMER DISCRETIONARY - 9.4%
Distributors - 1.0%
LKQ Corp. (a)	629,900	$ 12,912,950
Diversified Consumer Services - 1.8%
Apollo Group, Inc. Class A (non-vtg.) (a)	215,200	13,404,808
Hillenbrand, Inc.	443,800	10,273,970
		23,678,778
Hotels, Restaurants & Leisure - 1.5%
Bally Technologies, Inc. (a)	434,600	13,815,934
Penn National Gaming, Inc. (a)	230,000	6,561,900
		20,377,834
Household Durables - 0.9%
Ryland Group, Inc.	131,500	2,707,585
Whirlpool Corp.	121,000	9,159,700
		11,867,285
Internet & Catalog Retail - 0.6%
Priceline.com, Inc. (a)(d)	74,000	8,506,300
Media - 0.3%
Virgin Media, Inc.	405,000	4,544,100
Specialty Retail - 1.8%
Advance Auto Parts, Inc.	164,900	6,775,741
Citi Trends, Inc. (a)(d)	292,985	6,776,743
The Men's Wearhouse, Inc.	269,900	5,373,709
Tween Brands, Inc. (a)	315,000	4,337,550
		23,263,743
Textiles, Apparel & Luxury Goods - 1.5%
Deckers Outdoor Corp. (a)	93,500	10,566,435
Iconix Brand Group, Inc. (a)	748,600	8,983,200
		19,549,635
TOTAL CONSUMER DISCRETIONARY		124,700,625
CONSUMER STAPLES - 4.8%
Food Products - 2.3%
Corn Products International, Inc. (d)	381,900	17,762,169
Dean Foods Co. (a)	583,400	12,426,420
		30,188,589
Household Products - 0.6%
Energizer Holdings, Inc. (a)	122,000	8,703,480
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Personal Products - 1.9%
Bare Escentuals, Inc. (a)(d)	329,500	$ 3,802,430
Chattem, Inc. (a)(d)	248,300	16,007,901
Physicians Formula Holdings, Inc. (a)	518,005	4,832,987
		24,643,318
TOTAL CONSUMER STAPLES		63,535,387
ENERGY - 12.4%
Energy Equipment & Services - 5.4%
Atwood Oceanics, Inc. (a)	375,800	17,252,978
Complete Production Services, Inc. (a)	246,100	7,835,824
Hercules Offshore, Inc. (a)	737,219	18,408,358
Hornbeck Offshore Services, Inc. (a)(d)	248,900	11,095,962
Superior Energy Services, Inc. (a)	364,400	17,283,492
		71,876,614
Oil, Gas & Consumable Fuels - 7.0%
Cabot Oil & Gas Corp.	185,100	8,146,251
Concho Resources, Inc.	544,800	17,842,200
EXCO Resources, Inc. (a)	666,400	17,359,720
Foundation Coal Holdings, Inc.	316,000	18,770,400
Holly Corp.	110,000	3,143,800
Petrohawk Energy Corp. (a)(d)	265,200	8,836,464
Range Resources Corp.	177,850	8,636,396
Tesoro Corp.	639,700	9,876,968
		92,612,199
TOTAL ENERGY		164,488,813
FINANCIALS - 4.6%
Capital Markets - 1.2%
FCStone Group, Inc. (a)	258,000	4,969,080
Janus Capital Group, Inc.	342,800	10,400,552
		15,369,632
Insurance - 1.1%
Aspen Insurance Holdings Ltd.	336,100	8,533,579
StanCorp Financial Group, Inc.	137,982	6,814,931
		15,348,510
Real Estate Investment Trusts - 0.7%
American Campus Communities, Inc.	319,200	9,346,176
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - 1.2%
CB Richard Ellis Group, Inc. Class A (a)	253,100	$ 3,556,055
Jones Lang LaSalle, Inc. (d)	249,000	11,862,360
		15,418,415
Thrifts & Mortgage Finance - 0.4%
Washington Federal, Inc.	285,765	5,315,229
TOTAL FINANCIALS		60,797,962
HEALTH CARE - 20.1%
Biotechnology - 2.3%
BioMarin Pharmaceutical, Inc. (a)	247,000	8,039,850
Cephalon, Inc. (a)	170,800	12,495,728
Grifols SA	326,802	9,775,458
		30,311,036
Health Care Equipment & Supplies - 5.8%
Abaxis, Inc. (a)(d)	403,300	8,021,637
American Medical Systems Holdings, Inc. (a)(d)	1,016,400	16,740,108
Hill-Rom Holdings, Inc. (d)	465,500	13,075,895
Immucor, Inc. (a)	473,900	14,278,607
Integra LifeSciences Holdings Corp. (a)(d)	320,200	14,620,332
Meridian Bioscience, Inc.	372,000	9,675,720
		76,412,299
Health Care Providers & Services - 5.2%
Air Methods Corp. (a)	181,000	5,189,270
Brookdale Senior Living, Inc.	22,000	335,720
Henry Schein, Inc. (a)	102,900	5,511,324
Patterson Companies, Inc. (a)	406,000	12,679,380
Pediatrix Medical Group, Inc. (a)	268,900	13,081,985
PSS World Medical, Inc. (a)	922,499	15,461,083
Sun Healthcare Group, Inc. (a)	678,800	9,700,052
Universal American Financial Corp. (a)	665,031	6,976,175
		68,934,989
Life Sciences Tools & Services - 5.8%
Charles River Laboratories International, Inc. (a)	223,034	14,822,840
ICON PLC sponsored ADR (a)	152,990	12,291,217
PAREXEL International Corp. (a)	578,300	16,903,709
Pharmaceutical Product Development, Inc.	250,900	9,569,326
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Life Sciences Tools & Services - continued
QIAGEN NV (a)	470,000	$ 8,831,300
Varian, Inc. (a)	287,400	14,197,560
		76,615,952
Pharmaceuticals - 1.0%
Perrigo Co.	386,800	13,626,964
TOTAL HEALTH CARE		265,901,240
INDUSTRIALS - 18.8%
Aerospace & Defense - 1.5%
Curtiss-Wright Corp.	160,000	8,422,400
Hexcel Corp. (a)	591,000	11,217,180
		19,639,580
Commercial Services & Supplies - 6.7%
CDI Corp.	570,700	11,745,006
Clean Harbors, Inc. (a)	52,500	4,097,100
Corrections Corp. of America (a)	602,200	16,879,666
CoStar Group, Inc. (a)(d)	190,736	9,515,819
Huron Consulting Group, Inc. (a)(d)	351,400	18,329,024
InnerWorkings, Inc. (a)(d)	949,900	11,075,834
Navigant Consulting, Inc. (a)	578,800	10,696,224
The Brink's Co.	99,200	6,840,832
		89,179,505
Construction & Engineering - 3.1%
Chicago Bridge & Iron Co. NV (NY Shares)	504,100	16,519,357
KBR, Inc.	345,900	9,858,150
Outotec Oyj	274,700	13,990,961
		40,368,468
Electrical Equipment - 3.0%
EnerSys (a)	394,600	12,737,688
JA Solar Holdings Co. Ltd. ADR (a)(d)	991,300	15,038,021
SMA Solar Technology AG	137,000	11,588,016
		39,363,725
Industrial Conglomerates - 1.0%
Raven Industries, Inc. (d)	348,600	13,264,230
Machinery - 1.6%
Colfax Corp.	413,000	11,270,770
Sulzer AG (Reg.)	86,130	10,326,497
		21,597,267
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - 1.9%
Con-way, Inc.	271,000	$ 13,701,760
Knight Transportation, Inc. (d)	634,300	12,000,956
		25,702,716
TOTAL INDUSTRIALS		249,115,491
INFORMATION TECHNOLOGY - 18.5%
Communications Equipment - 2.3%
Harris Corp.	398,700	19,197,403
Polycom, Inc. (a)(d)	478,500	11,292,600
		30,490,003
Computers & Peripherals - 0.6%
Wincor Nixdorf AG	108,400	8,093,777
Electronic Equipment & Instruments - 1.5%
Cogent, Inc. (a)(d)	887,400	8,998,236
Trimble Navigation Ltd. (a)	344,600	11,440,720
		20,438,956
Internet Software & Services - 3.9%
Art Technology Group, Inc. (a)	1,790,000	6,569,300
Equinix, Inc. (a)(d)	176,600	14,368,176
j2 Global Communications, Inc. (a)	792,500	18,996,225
Telecity Group PLC	2,558,100	12,004,378
		51,938,079
IT Services - 4.7%
Alliance Data Systems Corp. (a)	218,000	13,984,700
CACI International, Inc. Class A (a)	295,400	13,281,184
CyberSource Corp. (a)	653,466	11,599,022
Datacash Group PLC	1,661,200	9,013,749
Satyam Computer Services Ltd. sponsored ADR (d)	386,300	8,243,642
WNS Holdings Ltd. ADR (a)	334,500	5,686,500
		61,808,797
Semiconductors & Semiconductor Equipment - 3.3%
Hittite Microwave Corp. (a)	512,821	16,369,246
Lam Research Corp. (a)	290,000	9,538,100
Microsemi Corp. (a)(d)	280,700	7,286,972
Varian Semiconductor Equipment Associates, Inc. (a)	350,490	10,241,318
		43,435,636
Software - 2.2%
Ansys, Inc. (a)	169,500	7,776,660
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Blackbaud, Inc.	806,059	$ 14,396,214
Taleo Corp. Class A (a)	141,439	2,650,567
Ultimate Software Group, Inc. (a)	158,000	4,144,340
		28,967,781
TOTAL INFORMATION TECHNOLOGY		245,173,029
MATERIALS - 6.4%
Chemicals - 1.0%
Terra Industries, Inc. (d)	250,000	13,500,000
Containers & Packaging - 0.3%
Myers Industries, Inc.	360,000	4,032,000
Metals & Mining - 5.1%
Carpenter Technology Corp.	176,100	6,815,070
Compass Minerals International, Inc.	100,000	7,560,000
IAMGOLD Corp.	1,449,700	9,670,802
International Ferro Metals (a)	2,075,000	3,220,821
Randgold Resources Ltd. sponsored ADR	128,000	6,551,040
Red Back Mining, Inc. (a)	1,053,000	8,937,413
Reliance Steel & Aluminum Co.	172,500	10,895,100
Steel Dynamics, Inc.	453,900	14,379,552
		68,029,798
TOTAL MATERIALS		85,561,798
UTILITIES - 0.8%
Multi-Utilities - 0.8%
CMS Energy Corp. (d)	823,200	11,113,200
TOTAL COMMON STOCKS (Cost $1,270,614,591)		1,270,387,545
Money Market Funds - 14.7%
	Shares	Value
Fidelity Cash Central Fund, 2.35% (b)	56,597,666	$ 56,597,666
Fidelity Securities Lending Cash Central Fund, 2.37% (b)(c)	138,167,794	138,167,794
TOTAL MONEY MARKET FUNDS (Cost $194,765,460)		194,765,460
TOTAL INVESTMENT PORTFOLIO - 110.5% (Cost $1,465,380,051)		1,465,153,005
NET OTHER ASSETS - (10.5)%		(139,785,194)
NET ASSETS - 100%		$ 1,325,367,811
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,820,442
Fidelity Securities Lending Cash Central Fund	732,714
Total	$ 2,553,156
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Physicians Formula Holdings, Inc.	$ 5,827,585	$ 3,948,990	$ 2,083,245	$ -	$ -
Quixote Corp.	8,618,526	150,375	6,248,265	75,980	-
Total	$ 14,446,111	$ 4,099,365	$ 8,331,510	$ 75,980	$ -
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.6%
United Kingdom	2.5%
Netherlands	2.0%
Germany	1.5%
Canada	1.4%
Cayman Islands	1.1%
Finland	1.1%
Others (individually less than 1%)	3.8%
100.0%
Income Tax Information
The fund intends to elect to defer to its fiscal year ending July 31, 2009 approximately $101,242,350 of losses recognized during the period November 1, 2007 to July 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2008
Assets
Investment in securities, at value (including securities loaned of $131,418,460) - See accompanying schedule: Unaffiliated issuers (cost $1,270,614,591)	$ 1,270,387,545
Fidelity Central Funds (cost $194,765,460)	194,765,460
Total Investments (cost $1,465,380,051)		$ 1,465,153,005
Cash		29
Receivable for investments sold		46,620,442
Receivable for fund shares sold		1,370,340
Dividends receivable		110,652
Distributions receivable from Fidelity Central Funds		186,218
Prepaid expenses		1,556
Other receivables		22,988
Total assets		1,513,465,230

Liabilities
Payable for investments purchased	$ 47,843,463
Payable for fund shares redeemed	865,758
Accrued management fee	777,626
Distribution fees payable	36,066
Other affiliated payables	350,881
Other payables and accrued expenses	55,831
Collateral on securities loaned, at value	138,167,794
Total liabilities		188,097,419

Net Assets		$ 1,325,367,811
Net Assets consist of:
Paid in capital		$ 1,431,164,163
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(105,567,096)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(229,256)
Net Assets		$ 1,325,367,811

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2008
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($42,186,903 ÷ 3,195,910 shares)	$ 13.20

Maximum offering price per share (100/94.25 of $13.20)	$ 14.01
Class T: Net Asset Value and redemption price per share ($21,754,170 ÷ 1,651,450 shares)	$ 13.17

Maximum offering price per share (100/96.50 of $13.17)	$ 13.65
Class B: Net Asset Value and offering price per share ($5,516,992 ÷ 423,524 shares)A	$ 13.03

Class C: Net Asset Value and offering price per share ($15,945,517 ÷ 1,226,345 shares)A	$ 13.00

Small Cap Growth: Net Asset Value, offering price and redemption price per share ($1,217,520,187 ÷ 91,633,244 shares)	$ 13.29

Institutional Class: Net Asset Value, offering price and redemption price per share ($22,444,042 ÷ 1,687,397 shares)	$ 13.30

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2008
Investment Income
Dividends (including $75,980 earned from other affiliated issuers)		$ 6,201,842
Interest		2,990
Income from Fidelity Central Funds (including $732,714 from security lending)		2,553,156
Total income		8,757,988

Expenses
Management fee Basic fee	$ 9,449,883
Performance adjustment	1,059,130
Transfer agent fees	3,613,151
Distribution fees	499,117
Accounting and security lending fees	449,905
Custodian fees and expenses	36,783
Independent trustees' compensation	5,530
Registration fees	121,158
Audit	56,803
Legal	5,485
Miscellaneous	83,752
Total expenses before reductions	15,380,697
Expense reductions	(98,390)	15,282,307
Net investment income (loss)		(6,524,319)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(99,142,662)
Other affiliated issuers	(4,601,658)
Foreign currency transactions	(12,025)
Total net realized gain (loss)		(103,756,345)
Change in net unrealized appreciation (depreciation) on: Investment securities	(72,234,294)
Assets and liabilities in foreign currencies	(1,961)
Total change in net unrealized appreciation (depreciation)		(72,236,255)
Net gain (loss)		(175,992,600)
Net increase (decrease) in net assets resulting from operations		$ (182,516,919)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2008	Year ended July 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (6,524,319)	$ (4,437,632)
Net realized gain (loss)	(103,756,345)	87,862,892
Change in net unrealized appreciation (depreciation)	(72,236,255)	65,702,764
Net increase (decrease) in net assets resulting from operations	(182,516,919)	149,128,024
Distributions to shareholders from net realized gain	(81,199,740)	(3,591,980)
Share transactions - net increase (decrease)	331,568,501	637,612,035
Redemption fees	439,174	160,118
Total increase (decrease) in net assets	68,291,016	783,308,197

Net Assets
Beginning of period	1,257,076,795	473,768,598
End of period	$ 1,325,367,811	$ 1,257,076,795

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2008

2007

2006

2005 J

Selected Per-Share Data
Net asset value, beginning of period	$ 16.06	$ 12.88	$ 12.95	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.11)	(.12)H	(.10)I	(.07)
Net realized and unrealized gain (loss)	(1.73)	3.39	.18	3.01
Total from investment operations	(1.84)	3.27	.08	2.94
Distributions from net realized gain	(1.02)	(.09)	(.16)	-
Redemption fees added to paid in capitalE	-L	-L	.01	.01
Net asset value, end of period	$ 13.20	$ 16.06	$ 12.88	$ 12.95
Total ReturnB, C, D	(12.26)%	25.52%	.70%	29.50%
Ratios to Average Net AssetsF, K
Expenses before reductions	1.40%	1.44%	1.53%	1.55%A
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.45%A
Expenses net of all reductions	1.39%	1.39%	1.35%	1.36%A
Net investment income (loss)	(.74)%	(.80)%H	(.79)%I	(.78)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,187	$ 33,588	$ 18,104	$ 4,719
Portfolio turnover rateG	113%	91%	129%	93%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.84)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

J For the period November 3, 2004 (commencement of operations) to July 31, 2005.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,

2008

2007

2006

2005 J

Selected Per-Share Data
Net asset value, beginning of period	$ 16.01	$ 12.86	$ 12.93	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.15)	(.16)H	(.14)I	(.09)
Net realized and unrealized gain (loss)	(1.73)	3.38	.19	3.01
Total from investment operations	(1.88)	3.22	.05	2.92
Distributions from net realized gain	(.96)	(.07)	(.13)	-
Redemption fees added to paid in capital E	- L	-L	.01	.01
Net asset value, end of period	$ 13.17	$ 16.01	$ 12.86	$ 12.93
Total ReturnB, C, D	(12.50)%	25.18%	.48%	29.30%
Ratios to Average Net AssetsF, K
Expenses before reductions	1.65%	1.67%	1.73%	1.79%A
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.70%A
Expenses net of all reductions	1.65%	1.65%	1.60%	1.61%A
Net investment income (loss)	(.99)%	(1.05)%H	(1.04)%I	(1.03)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,754	$ 26,419	$ 19,205	$ 5,240
Portfolio turnover rateG	113%	91%	129%	93%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.09)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.10)%.

J For the period November 3, 2004 (commencement of operations) to July 31, 2005.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,

2008

2007

2006

2005J

Selected Per-Share Data
Net asset value, beginning of period	$ 15.85	$ 12.78	$ 12.87	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.22)	(.23)H	(.20)I	(.13)
Net realized and unrealized gain (loss)	(1.71)	3.36	.19	2.99
Total from investment operations	(1.93)	3.13	(.01)	2.86
Distributions from net realized gain	(.89)	(.06)	(.09)	-
Redemption fees added to paid in capitalE	-L	-L	.01	.01
Net asset value, end of period	$ 13.03	$ 15.85	$ 12.78	$ 12.87
Total ReturnB, C, D	(12.92)%	24.57%	(.03)%	28.70%
Ratios to Average Net AssetsF, K
Expenses before reductions	2.15%	2.20%	2.28%	2.33%A
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.20%A
Expenses net of all reductions	2.15%	2.15%	2.10%	2.11%A
Net investment income (loss)	(1.49)%	(1.55)%H	(1.54)%I	(1.53)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,517	$ 6,242	$ 5,191	$ 2,055
Portfolio turnover rateG	113%	91%	129%	93%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.59)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.60)%.

J For the period November 3, 2004 (commencement of operations) to July 31, 2005.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,

2008

2007

2006

2005J

Selected Per-Share Data
Net asset value, beginning of period	$ 15.84	$ 12.77	$ 12.88	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.22)	(.23)H	(.20)I	(.13)
Net realized and unrealized gain (loss)	(1.71)	3.36	.18	3.00
Total from investment operations	(1.93)	3.13	(.02)	2.87
Distributions from net realized gain	(.91)	(.06)	(.10)	-
Redemption fees added to paid in capitalE	-L	-L	.01	.01
Net asset value, end of period	$ 13.00	$ 15.84	$ 12.77	$ 12.88
Total ReturnB, C, D	(12.94)%	24.59%	(.08)%	28.80%
Ratios to Average Net AssetsF, K
Expenses before reductions	2.15%	2.20%	2.25%	2.24%A
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.17%A
Expenses net of all reductions	2.14%	2.14%	2.10%	2.09%A
Net investment income (loss)	(1.49)%	(1.55)%H	(1.54)%I	(1.50)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,946	$ 22,348	$ 14,682	$ 8,372
Portfolio turnover rateG	113%	91%	129%	93%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.59)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.60)%.

J For the period November 3, 2004 (commencement of operations) to July 31, 2005.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Growth

Years ended July 31,

2008

2007

2006

2005 I

Selected Per-Share Data
Net asset value, beginning of period	$ 16.15	$ 12.93	$ 12.98	$ 10.00
Income from Investment Operations
Net investment income (loss)D	(.07)	(.08)G	(.07)H	(.04)
Net realized and unrealized gain (loss)	(1.74)	3.40	.19	3.01
Total from investment operations	(1.81)	3.32	.12	2.97
Distributions from net realized gain	(1.05)	(.10)	(.18)	-
Redemption fees added to paid in capitalD	-K	-K	.01	.01
Net asset value, end of period	$ 13.29	$ 16.15	$ 12.93	$ 12.98
Total ReturnB, C	(11.98)%	25.84%	1.01%	29.80%
Ratios to Average Net AssetsE, J
Expenses before reductions	1.11%	1.10%	1.13%	1.16%A
Expenses net of fee waivers, if any	1.11%	1.10%	1.13%	1.16%A
Expenses net of all reductions	1.10%	1.09%	1.08%	1.08%A
Net investment income (loss)	(.45)%	(.50)%G	(.52)%H	(.49)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,217,520	$ 1,149,809	$ 402,353	$ 205,652
Portfolio turnover rateF	113%	91%	129%	93%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.54)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.58)%.

I For the period November 3, 2004 (commencement of operations) to July 31, 2005.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2008

2007

2006

2005I

Selected Per-Share Data
Net asset value, beginning of period	$ 16.15	$ 12.92	$ 12.97	$ 10.00
Income from Investment Operations
Net investment income (loss)D	(.06)	(.07)G	(.07)H	(.04)
Net realized and unrealized gain (loss)	(1.74)	3.41	.19	3.00
Total from investment operations	(1.80)	3.34	.12	2.96
Distributions from net realized gain	(1.05)	(.11)	(.18)	-
Redemption fees added to paid in capitalD	-K	-K	.01	.01
Net asset value, end of period	$ 13.30	$ 16.15	$ 12.92	$ 12.97
Total ReturnB, C	(11.93)%	25.99%	.97%	29.70%
Ratios to Average Net AssetsE, J
Expenses before reductions	1.04%	1.05%	1.10%	1.20%A
Expenses net of fee waivers, if any	1.04%	1.05%	1.10%	1.18%A
Expenses net of all reductions	1.03%	1.05%	1.05%	1.10%A
Net investment income (loss)	(.38)%	(.46)%G	(.49)%H	(.51)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,444	$ 18,671	$ 14,233	$ 1,906
Portfolio turnover rateF	113%	91%	129%	93%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.50)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.55)%.

I For the period November 3, 2004 (commencement of operations) to July 31, 2005.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2008

1. Organization.

Fidelity Small Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Small Cap Growth, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, net operating losses, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 125,536,253
Unrealized depreciation	(130,088,038)
Net unrealized appreciation (depreciation)	(4,551,785)
Cost for federal income tax purposes	$ 1,469,704,790

The tax character of distributions paid was as follows:

	July 31, 2008	July 31, 2007
Ordinary Income	$ 58,646,396	$ 1,338,128
Long-term Capital Gains	22,553,344	2,253,852
Total	$ 81,199,740	$ 3,591,980

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Repurchase Agreements - continued

segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $1,698,044,847 and $1,457,287,817, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Small Cap Growth, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .79% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 98,491	$ 12,415
Class T	.25%	.25%	121,790	227
Class B	.75%	.25%	61,874	46,406
Class C	.75%	.25%	216,962	43,665
			$ 499,117	$ 102,713

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 37,191
Class T	7,936
Class B*	15,537
Class C*	2,479
$ 63,143

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for Small Cap Growth shares. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 119,848.30
Class T	75,753.31
Class B	18,899.31
Class C	65,826.30
Small Cap Growth	3,292,023.27
Institutional Class	40,802.19
	$ 3,613,151

Accounting and Security Lending Fees. FSC, an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $27,116 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $2,996 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned

Annual Report

8. Security Lending - continued

securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class T	1.65%	$ 688

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $37,290 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5,794. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Small Cap Growth	$ 54,607
Institutional Class	11
$ 54,618

Annual Report

Notes to Financial Statements - continued

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2008	2007
From net realized gain
Class A	$ 2,216,913	$ 130,212
Class T	1,570,296	118,024
Class B	348,424	24,691
Class C	1,307,950	74,047
Small Cap Growth	74,608,644	3,129,487
Institutional Class	1,147,513	115,519
Total	$ 81,199,740	$ 3,591,980

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2008	2007	2008	2007
Class A
Shares sold	1,742,262	1,113,110	$ 25,505,334	$ 17,060,734
Reinvestment of distributions	126,731	8,925	1,912,181	119,928
Shares redeemed	(763,921)	(436,417)	(11,052,109)	(6,456,393)
Net increase (decrease)	1,105,072	685,618	$ 16,365,406	$ 10,724,269
Class T
Shares sold	487,722	607,092	$ 7,048,735	$ 8,822,874
Reinvestment of distributions	99,906	8,530	1,507,341	115,213
Shares redeemed	(586,050)	(459,339)	(8,531,977)	(6,905,798)
Net increase (decrease)	1,578	156,283	$ 24,099	$ 2,032,289
Class B
Shares sold	132,932	121,826	$ 1,958,446	$ 1,800,582
Reinvestment of distributions	22,166	1,705	332,229	23,112
Shares redeemed	(125,460)	(135,943)	(1,804,323)	(1,994,978)
Net increase (decrease)	29,638	(12,412)	$ 486,352	$ (171,284)

Annual Report

12. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2008	2007	2008	2007
Class C
Shares sold	436,957	546,198	$ 6,320,995	$ 8,014,853
Reinvestment of distributions	82,544	5,178	1,234,732	70,286
Shares redeemed	(703,886)	(290,387)	(9,901,355)	(4,244,042)
Net increase (decrease)	(184,385)	260,989	$ (2,345,628)	$ 3,841,097
Small Cap Growth
Shares sold	38,610,197	47,884,601	$ 574,316,675	$ 736,795,086
Reinvestment of distributions	4,701,343	213,315	71,216,320	2,867,099
Shares redeemed	(22,858,332)	(8,042,099)	(336,543,207)	(119,410,062)
Net increase (decrease)	20,453,208	40,055,817	$ 308,989,788	$620,252,123
Institutional Class
Shares sold	788,829	404,996	$ 11,907,085	$ 6,086,460
Reinvestment of distributions	66,279	7,296	1,004,006	97,691
Shares redeemed	(323,911)	(357,460)	(4,862,607)	(5,250,610)
Net increase (decrease)	531,197	54,832	$ 8,048,484	$ 933,541

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 22, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 218 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 377 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (63)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-
present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kenneth B. Robins (38)

Year of Election or Appointment: 2008

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of the fund. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds, President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Thomas C. Hense (44)

Year of Election or Appointment: 2008

Vice President of the fund. Mr. Hense also serves as Vice President of Fidelity's High Income and Small Cap Funds (2008-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the fund. Mr. Goebel also serves as Secretary and CLO of other Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of the fund. Mr. McGinty also serves as Assistant Secretary of Fidelity's other Equity and High Income Funds (2008-
present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) officer of the fund. Ms. Laurent also serves as AML officer of other Fidelity funds (2008-present) and is an employee of FMR LLC. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (49)

Year of Election or Appointment: 2008

Chief Financial Officer of the fund. Ms. Reynolds also serves as Chief Financial Officer of other Fidelity funds (2008-present). Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of Fidelity's Equity and High Income Funds (2004-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-
present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (40)

Year of Election or Appointment: 2008

Deputy Treasurer of the fund. Mr. Deberghes also serves as Deputy Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2008, $784,798, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 5%, Class T designates 6%, Class B designates 6% and Class C designates 6%, of the dividends distributed in September 2007 as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 6%, Class T designates 7%, Class B designates 8% and Class C designates 7%, of the dividends distributed in September 2007 as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	30,242,569,269.49	94.915
Withheld	1,620,182,942.38	5.085
TOTAL	31,862,752,211.87	100.000
Dennis J. Dirks
Affirmative	30,356,248,026.80	95.272
Withheld	1,506,504,185.07	4.728
TOTAL	31,862,752,211.87	100.000
Edward C. Johnson 3d
Affirmative	30,163,300,902.81	94.666
Withheld	1,699,451,309.06	5.334
TOTAL	31,862,752,211.87	100.000
Alan J. Lacy
Affirmative	30,334,439,999.59	95.203
Withheld	1,528,312,212.28	4.797
TOTAL	31,862,752,211.87	100.000
Ned C. Lautenbach
Affirmative	30,317,381,535.59	95.150
Withheld	1,545,370,676.28	4.850
TOTAL	31,862,752,211.87	100.000
Joseph Mauriello
Affirmative	30,340,553,696.88	95.223
Withheld	1,522,198,514.99	4.777
TOTAL	31,862,752,211.87	100.000
Cornelia M. Small
Affirmative	30,337,552,071.15	95.213
Withheld	1,525,200,140.72	4.787
TOTAL	31,862,752,211.87	100.000
William S. Stavropoulos
Affirmative	30,240,356,579.51	94.908
Withheld	1,622,395,632.36	5.092
TOTAL	31,862,752,211.87	100.000
	# of Votes	% of Votes
David M. Thomas
Affirmative	30,352,029,125.67	95.259
Withheld	1,510,723,086.20	4.741
TOTAL	31,862,752,211.87	100.000
Michael E. Wiley
Affirmative	30,333,540,290.12	95.201
Withheld	1,529,211,921.75	4.799
TOTAL	31,862,752,211.87	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
Affirmative	23,747,670,372.95	74.531
Against	5,357,217,831.03	16.814
Abstain	1,587,233,084.08	4.981
Broker Non-Votes	1,170,630,923.81	3.674
TOTAL	31,862,752,211.87	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2007, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile.

Annual Report

The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Fidelity Small Cap Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the first quartile for all the periods shown. The Board also stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG%" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG% of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Small Cap Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the period shown in the performance chart above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Institutional Class, and Fidelity Small Cap Growth (retail class) ranked below its competitive median for 2007, and the total expenses of each of Class T and Class C ranked above its competitive median for 2007. The Board considered that the total expenses of Class C were above the median because of its higher transfer agent fee due to small average account size. The Board also considered that the total expenses of Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

ASCP-UANN-0908
1.803713.103

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
Small Cap Growth
Fund - Institutional Class

Annual Report

July 31, 2008

Institutional Class
is a class of Fidelity®
Small Cap Growth
Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	18	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	28	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	38
Trustees and Officers	39
Distributions	47
Proxy Voting Results	48
Board Approval of Investment Advisory Contracts and Management Fees	49

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Domestic and international securities markets have struggled thus far in 2008. High-grade fixed-income investments produced modestly positive results, but many stock benchmarks suffered double-digit losses through the first half of this year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2008	Past 1 year	Life of fundA
Institutional Class	-11.93%	10.50%

A From November 3, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Small Cap Growth Fund - Institutional Class on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Lionel Harris, Portfolio Manager of Fidelity Advisor Small Cap Growth Fund

Grim news about the U.S. economy forced most domestic equity benchmarks into negative territory for the 12 months ending July 31, 2008. Oil prices north of $140 per barrel, gasoline prices in excess of $4 per gallon and soaring food costs drove inflation and consumer prices higher. In response, consumer discretionary spending trended lower as Main Street tightened its purse strings. Wall Street, meanwhile, struggled under the weight of massive write-downs in the financials sector, an ongoing credit crisis and bleak housing data. In an effort to staunch the bleeding, the Federal Reserve Board cut interest rates on seven occasions during the past year. Nevertheless, investors fled the equity markets, and both the Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index fell to a threshold that many believe marks the official start of a "bear market." For the 12 months overall, the Dow slid 11.71%, the S&P 500® dropped 11.09% and the technology-heavy NASDAQ Composite® Index dipped 7.98%.

During the past year, the fund's Institutional Class shares lost 11.93%, significantly lagging the Russell 2000® Growth Index, which declined 3.76%. Although the fund benefited from an overweighting in energy stocks, poor security selection - being too heavily exposed to refining companies and not owning enough coal stocks, especially - was a big negative. Among refineries, I owned two out-of-benchmark stocks - Western Refining and Tesoro - that lagged, while the fund lacked positions in strong-performing coal producers Alpha Natural Resources and Walter Industries, both of which were benchmark components. I was also significantly underweighted in consumer-related names, which helped, but, unfortunately, not enough to make up for weak stock selection in the group. An underweighting in pharmaceutical-related companies within health care also detracted. In industrials, however, stock selection in capital goods was a plus, while a small cash position in a weak market helped as well. Despite our relative underweighting in the coal industry, the portfolio did include a helpful out-of-benchmark position in coal producer Massey Energy, while Flowserve, an out-of-benchmark maker of pumps, valves and seals used in infrastructure projects, was a significant positive. As global demand for Flowserve's products increased, investors became quite optimistic about the company's potential earnings power. At period end, Western Refining, Massey and Flowserve were no longer in the portfolio.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 to July 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2008	Ending Account Value July 31, 2008	Expenses Paid During Period* February 1, 2008 to July 31, 2008
Class A
Actual	$ 1,000.00	$ 919.86	$ 6.64
HypotheticalA	$ 1,000.00	$ 1,017.95	$ 6.97
Class T
Actual	$ 1,000.00	$ 918.41	$ 7.87
HypotheticalA	$ 1,000.00	$ 1,016.66	$ 8.27
Class B
Actual	$ 1,000.00	$ 916.32	$ 10.24
HypotheticalA	$ 1,000.00	$ 1,014.17	$ 10.77
Class C
Actual	$ 1,000.00	$ 916.14	$ 10.20
HypotheticalA	$ 1,000.00	$ 1,014.22	$ 10.72
Small Cap Growth
Actual	$ 1,000.00	$ 921.00	$ 5.30
HypotheticalA	$ 1,000.00	$ 1,019.34	$ 5.57
Institutional Class
Actual	$ 1,000.00	$ 921.69	$ 4.97
HypotheticalA	$ 1,000.00	$ 1,019.69	$ 5.22

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.39%
Class T	1.65%
Class B	2.15%
Class C	2.14%
Small Cap Growth	1.11%
Institutional Class	1.04%

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Harris Corp.	1.4	1.4
j2 Global Communications, Inc.	1.4	1.3
Foundation Coal Holdings, Inc.	1.4	0.0
Hercules Offshore, Inc.	1.4	0.0
Huron Consulting Group, Inc.	1.4	1.3
Concho Resources, Inc.	1.4	0.0
Corn Products International, Inc.	1.4	0.5
EXCO Resources, Inc.	1.3	0.6
Superior Energy Services, Inc.	1.3	1.5
Atwood Oceanics, Inc.	1.3	1.2
	13.7
Top Five Market Sectors as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	20.1	19.4
Industrials	18.8	18.0
Information Technology	18.5	22.0
Energy	12.4	13.3
Consumer Discretionary	9.4	8.2
Asset Allocation (% of fund's net assets)
As of July 31, 2008 *		As of January 31, 2008 **
	Stocks 95.8%		Stocks 97.4%
	Short-Term Investments and Net Other Assets 4.2%		Short-Term Investments and Net Other Assets 2.6%
* Foreign investments	13.4%	** Foreign investments	13.9%

Annual Report

Investments July 31, 2008

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value
CONSUMER DISCRETIONARY - 9.4%
Distributors - 1.0%
LKQ Corp. (a)	629,900	$ 12,912,950
Diversified Consumer Services - 1.8%
Apollo Group, Inc. Class A (non-vtg.) (a)	215,200	13,404,808
Hillenbrand, Inc.	443,800	10,273,970
		23,678,778
Hotels, Restaurants & Leisure - 1.5%
Bally Technologies, Inc. (a)	434,600	13,815,934
Penn National Gaming, Inc. (a)	230,000	6,561,900
		20,377,834
Household Durables - 0.9%
Ryland Group, Inc.	131,500	2,707,585
Whirlpool Corp.	121,000	9,159,700
		11,867,285
Internet & Catalog Retail - 0.6%
Priceline.com, Inc. (a)(d)	74,000	8,506,300
Media - 0.3%
Virgin Media, Inc.	405,000	4,544,100
Specialty Retail - 1.8%
Advance Auto Parts, Inc.	164,900	6,775,741
Citi Trends, Inc. (a)(d)	292,985	6,776,743
The Men's Wearhouse, Inc.	269,900	5,373,709
Tween Brands, Inc. (a)	315,000	4,337,550
		23,263,743
Textiles, Apparel & Luxury Goods - 1.5%
Deckers Outdoor Corp. (a)	93,500	10,566,435
Iconix Brand Group, Inc. (a)	748,600	8,983,200
		19,549,635
TOTAL CONSUMER DISCRETIONARY		124,700,625
CONSUMER STAPLES - 4.8%
Food Products - 2.3%
Corn Products International, Inc. (d)	381,900	17,762,169
Dean Foods Co. (a)	583,400	12,426,420
		30,188,589
Household Products - 0.6%
Energizer Holdings, Inc. (a)	122,000	8,703,480
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Personal Products - 1.9%
Bare Escentuals, Inc. (a)(d)	329,500	$ 3,802,430
Chattem, Inc. (a)(d)	248,300	16,007,901
Physicians Formula Holdings, Inc. (a)	518,005	4,832,987
		24,643,318
TOTAL CONSUMER STAPLES		63,535,387
ENERGY - 12.4%
Energy Equipment & Services - 5.4%
Atwood Oceanics, Inc. (a)	375,800	17,252,978
Complete Production Services, Inc. (a)	246,100	7,835,824
Hercules Offshore, Inc. (a)	737,219	18,408,358
Hornbeck Offshore Services, Inc. (a)(d)	248,900	11,095,962
Superior Energy Services, Inc. (a)	364,400	17,283,492
		71,876,614
Oil, Gas & Consumable Fuels - 7.0%
Cabot Oil & Gas Corp.	185,100	8,146,251
Concho Resources, Inc.	544,800	17,842,200
EXCO Resources, Inc. (a)	666,400	17,359,720
Foundation Coal Holdings, Inc.	316,000	18,770,400
Holly Corp.	110,000	3,143,800
Petrohawk Energy Corp. (a)(d)	265,200	8,836,464
Range Resources Corp.	177,850	8,636,396
Tesoro Corp.	639,700	9,876,968
		92,612,199
TOTAL ENERGY		164,488,813
FINANCIALS - 4.6%
Capital Markets - 1.2%
FCStone Group, Inc. (a)	258,000	4,969,080
Janus Capital Group, Inc.	342,800	10,400,552
		15,369,632
Insurance - 1.1%
Aspen Insurance Holdings Ltd.	336,100	8,533,579
StanCorp Financial Group, Inc.	137,982	6,814,931
		15,348,510
Real Estate Investment Trusts - 0.7%
American Campus Communities, Inc.	319,200	9,346,176
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - 1.2%
CB Richard Ellis Group, Inc. Class A (a)	253,100	$ 3,556,055
Jones Lang LaSalle, Inc. (d)	249,000	11,862,360
		15,418,415
Thrifts & Mortgage Finance - 0.4%
Washington Federal, Inc.	285,765	5,315,229
TOTAL FINANCIALS		60,797,962
HEALTH CARE - 20.1%
Biotechnology - 2.3%
BioMarin Pharmaceutical, Inc. (a)	247,000	8,039,850
Cephalon, Inc. (a)	170,800	12,495,728
Grifols SA	326,802	9,775,458
		30,311,036
Health Care Equipment & Supplies - 5.8%
Abaxis, Inc. (a)(d)	403,300	8,021,637
American Medical Systems Holdings, Inc. (a)(d)	1,016,400	16,740,108
Hill-Rom Holdings, Inc. (d)	465,500	13,075,895
Immucor, Inc. (a)	473,900	14,278,607
Integra LifeSciences Holdings Corp. (a)(d)	320,200	14,620,332
Meridian Bioscience, Inc.	372,000	9,675,720
		76,412,299
Health Care Providers & Services - 5.2%
Air Methods Corp. (a)	181,000	5,189,270
Brookdale Senior Living, Inc.	22,000	335,720
Henry Schein, Inc. (a)	102,900	5,511,324
Patterson Companies, Inc. (a)	406,000	12,679,380
Pediatrix Medical Group, Inc. (a)	268,900	13,081,985
PSS World Medical, Inc. (a)	922,499	15,461,083
Sun Healthcare Group, Inc. (a)	678,800	9,700,052
Universal American Financial Corp. (a)	665,031	6,976,175
		68,934,989
Life Sciences Tools & Services - 5.8%
Charles River Laboratories International, Inc. (a)	223,034	14,822,840
ICON PLC sponsored ADR (a)	152,990	12,291,217
PAREXEL International Corp. (a)	578,300	16,903,709
Pharmaceutical Product Development, Inc.	250,900	9,569,326
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Life Sciences Tools & Services - continued
QIAGEN NV (a)	470,000	$ 8,831,300
Varian, Inc. (a)	287,400	14,197,560
		76,615,952
Pharmaceuticals - 1.0%
Perrigo Co.	386,800	13,626,964
TOTAL HEALTH CARE		265,901,240
INDUSTRIALS - 18.8%
Aerospace & Defense - 1.5%
Curtiss-Wright Corp.	160,000	8,422,400
Hexcel Corp. (a)	591,000	11,217,180
		19,639,580
Commercial Services & Supplies - 6.7%
CDI Corp.	570,700	11,745,006
Clean Harbors, Inc. (a)	52,500	4,097,100
Corrections Corp. of America (a)	602,200	16,879,666
CoStar Group, Inc. (a)(d)	190,736	9,515,819
Huron Consulting Group, Inc. (a)(d)	351,400	18,329,024
InnerWorkings, Inc. (a)(d)	949,900	11,075,834
Navigant Consulting, Inc. (a)	578,800	10,696,224
The Brink's Co.	99,200	6,840,832
		89,179,505
Construction & Engineering - 3.1%
Chicago Bridge & Iron Co. NV (NY Shares)	504,100	16,519,357
KBR, Inc.	345,900	9,858,150
Outotec Oyj	274,700	13,990,961
		40,368,468
Electrical Equipment - 3.0%
EnerSys (a)	394,600	12,737,688
JA Solar Holdings Co. Ltd. ADR (a)(d)	991,300	15,038,021
SMA Solar Technology AG	137,000	11,588,016
		39,363,725
Industrial Conglomerates - 1.0%
Raven Industries, Inc. (d)	348,600	13,264,230
Machinery - 1.6%
Colfax Corp.	413,000	11,270,770
Sulzer AG (Reg.)	86,130	10,326,497
		21,597,267
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - 1.9%
Con-way, Inc.	271,000	$ 13,701,760
Knight Transportation, Inc. (d)	634,300	12,000,956
		25,702,716
TOTAL INDUSTRIALS		249,115,491
INFORMATION TECHNOLOGY - 18.5%
Communications Equipment - 2.3%
Harris Corp.	398,700	19,197,403
Polycom, Inc. (a)(d)	478,500	11,292,600
		30,490,003
Computers & Peripherals - 0.6%
Wincor Nixdorf AG	108,400	8,093,777
Electronic Equipment & Instruments - 1.5%
Cogent, Inc. (a)(d)	887,400	8,998,236
Trimble Navigation Ltd. (a)	344,600	11,440,720
		20,438,956
Internet Software & Services - 3.9%
Art Technology Group, Inc. (a)	1,790,000	6,569,300
Equinix, Inc. (a)(d)	176,600	14,368,176
j2 Global Communications, Inc. (a)	792,500	18,996,225
Telecity Group PLC	2,558,100	12,004,378
		51,938,079
IT Services - 4.7%
Alliance Data Systems Corp. (a)	218,000	13,984,700
CACI International, Inc. Class A (a)	295,400	13,281,184
CyberSource Corp. (a)	653,466	11,599,022
Datacash Group PLC	1,661,200	9,013,749
Satyam Computer Services Ltd. sponsored ADR (d)	386,300	8,243,642
WNS Holdings Ltd. ADR (a)	334,500	5,686,500
		61,808,797
Semiconductors & Semiconductor Equipment - 3.3%
Hittite Microwave Corp. (a)	512,821	16,369,246
Lam Research Corp. (a)	290,000	9,538,100
Microsemi Corp. (a)(d)	280,700	7,286,972
Varian Semiconductor Equipment Associates, Inc. (a)	350,490	10,241,318
		43,435,636
Software - 2.2%
Ansys, Inc. (a)	169,500	7,776,660
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Blackbaud, Inc.	806,059	$ 14,396,214
Taleo Corp. Class A (a)	141,439	2,650,567
Ultimate Software Group, Inc. (a)	158,000	4,144,340
		28,967,781
TOTAL INFORMATION TECHNOLOGY		245,173,029
MATERIALS - 6.4%
Chemicals - 1.0%
Terra Industries, Inc. (d)	250,000	13,500,000
Containers & Packaging - 0.3%
Myers Industries, Inc.	360,000	4,032,000
Metals & Mining - 5.1%
Carpenter Technology Corp.	176,100	6,815,070
Compass Minerals International, Inc.	100,000	7,560,000
IAMGOLD Corp.	1,449,700	9,670,802
International Ferro Metals (a)	2,075,000	3,220,821
Randgold Resources Ltd. sponsored ADR	128,000	6,551,040
Red Back Mining, Inc. (a)	1,053,000	8,937,413
Reliance Steel & Aluminum Co.	172,500	10,895,100
Steel Dynamics, Inc.	453,900	14,379,552
		68,029,798
TOTAL MATERIALS		85,561,798
UTILITIES - 0.8%
Multi-Utilities - 0.8%
CMS Energy Corp. (d)	823,200	11,113,200
TOTAL COMMON STOCKS (Cost $1,270,614,591)		1,270,387,545
Money Market Funds - 14.7%
	Shares	Value
Fidelity Cash Central Fund, 2.35% (b)	56,597,666	$ 56,597,666
Fidelity Securities Lending Cash Central Fund, 2.37% (b)(c)	138,167,794	138,167,794
TOTAL MONEY MARKET FUNDS (Cost $194,765,460)		194,765,460
TOTAL INVESTMENT PORTFOLIO - 110.5% (Cost $1,465,380,051)		1,465,153,005
NET OTHER ASSETS - (10.5)%		(139,785,194)
NET ASSETS - 100%		$ 1,325,367,811
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,820,442
Fidelity Securities Lending Cash Central Fund	732,714
Total	$ 2,553,156
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Physicians Formula Holdings, Inc.	$ 5,827,585	$ 3,948,990	$ 2,083,245	$ -	$ -
Quixote Corp.	8,618,526	150,375	6,248,265	75,980	-
Total	$ 14,446,111	$ 4,099,365	$ 8,331,510	$ 75,980	$ -
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.6%
United Kingdom	2.5%
Netherlands	2.0%
Germany	1.5%
Canada	1.4%
Cayman Islands	1.1%
Finland	1.1%
Others (individually less than 1%)	3.8%
100.0%
Income Tax Information
The fund intends to elect to defer to its fiscal year ending July 31, 2009 approximately $101,242,350 of losses recognized during the period November 1, 2007 to July 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2008
Assets
Investment in securities, at value (including securities loaned of $131,418,460) - See accompanying schedule: Unaffiliated issuers (cost $1,270,614,591)	$ 1,270,387,545
Fidelity Central Funds (cost $194,765,460)	194,765,460
Total Investments (cost $1,465,380,051)		$ 1,465,153,005
Cash		29
Receivable for investments sold		46,620,442
Receivable for fund shares sold		1,370,340
Dividends receivable		110,652
Distributions receivable from Fidelity Central Funds		186,218
Prepaid expenses		1,556
Other receivables		22,988
Total assets		1,513,465,230

Liabilities
Payable for investments purchased	$ 47,843,463
Payable for fund shares redeemed	865,758
Accrued management fee	777,626
Distribution fees payable	36,066
Other affiliated payables	350,881
Other payables and accrued expenses	55,831
Collateral on securities loaned, at value	138,167,794
Total liabilities		188,097,419

Net Assets		$ 1,325,367,811
Net Assets consist of:
Paid in capital		$ 1,431,164,163
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(105,567,096)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(229,256)
Net Assets		$ 1,325,367,811

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2008
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($42,186,903 ÷ 3,195,910 shares)	$ 13.20

Maximum offering price per share (100/94.25 of $13.20)	$ 14.01
Class T: Net Asset Value and redemption price per share ($21,754,170 ÷ 1,651,450 shares)	$ 13.17

Maximum offering price per share (100/96.50 of $13.17)	$ 13.65
Class B: Net Asset Value and offering price per share ($5,516,992 ÷ 423,524 shares)A	$ 13.03

Class C: Net Asset Value and offering price per share ($15,945,517 ÷ 1,226,345 shares)A	$ 13.00

Small Cap Growth: Net Asset Value, offering price and redemption price per share ($1,217,520,187 ÷ 91,633,244 shares)	$ 13.29

Institutional Class: Net Asset Value, offering price and redemption price per share ($22,444,042 ÷ 1,687,397 shares)	$ 13.30

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2008
Investment Income
Dividends (including $75,980 earned from other affiliated issuers)		$ 6,201,842
Interest		2,990
Income from Fidelity Central Funds (including $732,714 from security lending)		2,553,156
Total income		8,757,988

Expenses
Management fee Basic fee	$ 9,449,883
Performance adjustment	1,059,130
Transfer agent fees	3,613,151
Distribution fees	499,117
Accounting and security lending fees	449,905
Custodian fees and expenses	36,783
Independent trustees' compensation	5,530
Registration fees	121,158
Audit	56,803
Legal	5,485
Miscellaneous	83,752
Total expenses before reductions	15,380,697
Expense reductions	(98,390)	15,282,307
Net investment income (loss)		(6,524,319)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(99,142,662)
Other affiliated issuers	(4,601,658)
Foreign currency transactions	(12,025)
Total net realized gain (loss)		(103,756,345)
Change in net unrealized appreciation (depreciation) on: Investment securities	(72,234,294)
Assets and liabilities in foreign currencies	(1,961)
Total change in net unrealized appreciation (depreciation)		(72,236,255)
Net gain (loss)		(175,992,600)
Net increase (decrease) in net assets resulting from operations		$ (182,516,919)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2008	Year ended July 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (6,524,319)	$ (4,437,632)
Net realized gain (loss)	(103,756,345)	87,862,892
Change in net unrealized appreciation (depreciation)	(72,236,255)	65,702,764
Net increase (decrease) in net assets resulting from operations	(182,516,919)	149,128,024
Distributions to shareholders from net realized gain	(81,199,740)	(3,591,980)
Share transactions - net increase (decrease)	331,568,501	637,612,035
Redemption fees	439,174	160,118
Total increase (decrease) in net assets	68,291,016	783,308,197

Net Assets
Beginning of period	1,257,076,795	473,768,598
End of period	$ 1,325,367,811	$ 1,257,076,795

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2008

2007

2006

2005 J

Selected Per-Share Data
Net asset value, beginning of period	$ 16.06	$ 12.88	$ 12.95	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.11)	(.12)H	(.10)I	(.07)
Net realized and unrealized gain (loss)	(1.73)	3.39	.18	3.01
Total from investment operations	(1.84)	3.27	.08	2.94
Distributions from net realized gain	(1.02)	(.09)	(.16)	-
Redemption fees added to paid in capitalE	-L	-L	.01	.01
Net asset value, end of period	$ 13.20	$ 16.06	$ 12.88	$ 12.95
Total ReturnB, C, D	(12.26)%	25.52%	.70%	29.50%
Ratios to Average Net AssetsF, K
Expenses before reductions	1.40%	1.44%	1.53%	1.55%A
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.45%A
Expenses net of all reductions	1.39%	1.39%	1.35%	1.36%A
Net investment income (loss)	(.74)%	(.80)%H	(.79)%I	(.78)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,187	$ 33,588	$ 18,104	$ 4,719
Portfolio turnover rateG	113%	91%	129%	93%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.84)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

J For the period November 3, 2004 (commencement of operations) to July 31, 2005.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,

2008

2007

2006

2005 J

Selected Per-Share Data
Net asset value, beginning of period	$ 16.01	$ 12.86	$ 12.93	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.15)	(.16)H	(.14)I	(.09)
Net realized and unrealized gain (loss)	(1.73)	3.38	.19	3.01
Total from investment operations	(1.88)	3.22	.05	2.92
Distributions from net realized gain	(.96)	(.07)	(.13)	-
Redemption fees added to paid in capital E	- L	-L	.01	.01
Net asset value, end of period	$ 13.17	$ 16.01	$ 12.86	$ 12.93
Total ReturnB, C, D	(12.50)%	25.18%	.48%	29.30%
Ratios to Average Net AssetsF, K
Expenses before reductions	1.65%	1.67%	1.73%	1.79%A
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.70%A
Expenses net of all reductions	1.65%	1.65%	1.60%	1.61%A
Net investment income (loss)	(.99)%	(1.05)%H	(1.04)%I	(1.03)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,754	$ 26,419	$ 19,205	$ 5,240
Portfolio turnover rateG	113%	91%	129%	93%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.09)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.10)%.

J For the period November 3, 2004 (commencement of operations) to July 31, 2005.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,

2008

2007

2006

2005J

Selected Per-Share Data
Net asset value, beginning of period	$ 15.85	$ 12.78	$ 12.87	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.22)	(.23)H	(.20)I	(.13)
Net realized and unrealized gain (loss)	(1.71)	3.36	.19	2.99
Total from investment operations	(1.93)	3.13	(.01)	2.86
Distributions from net realized gain	(.89)	(.06)	(.09)	-
Redemption fees added to paid in capitalE	-L	-L	.01	.01
Net asset value, end of period	$ 13.03	$ 15.85	$ 12.78	$ 12.87
Total ReturnB, C, D	(12.92)%	24.57%	(.03)%	28.70%
Ratios to Average Net AssetsF, K
Expenses before reductions	2.15%	2.20%	2.28%	2.33%A
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.20%A
Expenses net of all reductions	2.15%	2.15%	2.10%	2.11%A
Net investment income (loss)	(1.49)%	(1.55)%H	(1.54)%I	(1.53)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,517	$ 6,242	$ 5,191	$ 2,055
Portfolio turnover rateG	113%	91%	129%	93%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.59)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.60)%.

J For the period November 3, 2004 (commencement of operations) to July 31, 2005.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,

2008

2007

2006

2005J

Selected Per-Share Data
Net asset value, beginning of period	$ 15.84	$ 12.77	$ 12.88	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.22)	(.23)H	(.20)I	(.13)
Net realized and unrealized gain (loss)	(1.71)	3.36	.18	3.00
Total from investment operations	(1.93)	3.13	(.02)	2.87
Distributions from net realized gain	(.91)	(.06)	(.10)	-
Redemption fees added to paid in capitalE	-L	-L	.01	.01
Net asset value, end of period	$ 13.00	$ 15.84	$ 12.77	$ 12.88
Total ReturnB, C, D	(12.94)%	24.59%	(.08)%	28.80%
Ratios to Average Net AssetsF, K
Expenses before reductions	2.15%	2.20%	2.25%	2.24%A
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.17%A
Expenses net of all reductions	2.14%	2.14%	2.10%	2.09%A
Net investment income (loss)	(1.49)%	(1.55)%H	(1.54)%I	(1.50)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,946	$ 22,348	$ 14,682	$ 8,372
Portfolio turnover rateG	113%	91%	129%	93%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.59)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.60)%.

J For the period November 3, 2004 (commencement of operations) to July 31, 2005.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Growth

Years ended July 31,

2008

2007

2006

2005 I

Selected Per-Share Data
Net asset value, beginning of period	$ 16.15	$ 12.93	$ 12.98	$ 10.00
Income from Investment Operations
Net investment income (loss)D	(.07)	(.08)G	(.07)H	(.04)
Net realized and unrealized gain (loss)	(1.74)	3.40	.19	3.01
Total from investment operations	(1.81)	3.32	.12	2.97
Distributions from net realized gain	(1.05)	(.10)	(.18)	-
Redemption fees added to paid in capitalD	-K	-K	.01	.01
Net asset value, end of period	$ 13.29	$ 16.15	$ 12.93	$ 12.98
Total ReturnB, C	(11.98)%	25.84%	1.01%	29.80%
Ratios to Average Net AssetsE, J
Expenses before reductions	1.11%	1.10%	1.13%	1.16%A
Expenses net of fee waivers, if any	1.11%	1.10%	1.13%	1.16%A
Expenses net of all reductions	1.10%	1.09%	1.08%	1.08%A
Net investment income (loss)	(.45)%	(.50)%G	(.52)%H	(.49)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,217,520	$ 1,149,809	$ 402,353	$ 205,652
Portfolio turnover rateF	113%	91%	129%	93%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.54)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.58)%.

I For the period November 3, 2004 (commencement of operations) to July 31, 2005.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2008

2007

2006

2005I

Selected Per-Share Data
Net asset value, beginning of period	$ 16.15	$ 12.92	$ 12.97	$ 10.00
Income from Investment Operations
Net investment income (loss)D	(.06)	(.07)G	(.07)H	(.04)
Net realized and unrealized gain (loss)	(1.74)	3.41	.19	3.00
Total from investment operations	(1.80)	3.34	.12	2.96
Distributions from net realized gain	(1.05)	(.11)	(.18)	-
Redemption fees added to paid in capitalD	-K	-K	.01	.01
Net asset value, end of period	$ 13.30	$ 16.15	$ 12.92	$ 12.97
Total ReturnB, C	(11.93)%	25.99%	.97%	29.70%
Ratios to Average Net AssetsE, J
Expenses before reductions	1.04%	1.05%	1.10%	1.20%A
Expenses net of fee waivers, if any	1.04%	1.05%	1.10%	1.18%A
Expenses net of all reductions	1.03%	1.05%	1.05%	1.10%A
Net investment income (loss)	(.38)%	(.46)%G	(.49)%H	(.51)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,444	$ 18,671	$ 14,233	$ 1,906
Portfolio turnover rateF	113%	91%	129%	93%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.50)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.55)%.

I For the period November 3, 2004 (commencement of operations) to July 31, 2005.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2008

1. Organization.

Fidelity Small Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Small Cap Growth, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, net operating losses, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 125,536,253
Unrealized depreciation	(130,088,038)
Net unrealized appreciation (depreciation)	(4,551,785)
Cost for federal income tax purposes	$ 1,469,704,790

The tax character of distributions paid was as follows:

	July 31, 2008	July 31, 2007
Ordinary Income	$ 58,646,396	$ 1,338,128
Long-term Capital Gains	22,553,344	2,253,852
Total	$ 81,199,740	$ 3,591,980

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Repurchase Agreements - continued

segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $1,698,044,847 and $1,457,287,817, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Small Cap Growth, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .79% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 98,491	$ 12,415
Class T	.25%	.25%	121,790	227
Class B	.75%	.25%	61,874	46,406
Class C	.75%	.25%	216,962	43,665
			$ 499,117	$ 102,713

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 37,191
Class T	7,936
Class B*	15,537
Class C*	2,479
$ 63,143

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for Small Cap Growth shares. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 119,848.30
Class T	75,753.31
Class B	18,899.31
Class C	65,826.30
Small Cap Growth	3,292,023.27
Institutional Class	40,802.19
	$ 3,613,151

Accounting and Security Lending Fees. FSC, an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $27,116 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $2,996 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned

Annual Report

8. Security Lending - continued

securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class T	1.65%	$ 688

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $37,290 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5,794. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Small Cap Growth	$ 54,607
Institutional Class	11
$ 54,618

Annual Report

Notes to Financial Statements - continued

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2008	2007
From net realized gain
Class A	$ 2,216,913	$ 130,212
Class T	1,570,296	118,024
Class B	348,424	24,691
Class C	1,307,950	74,047
Small Cap Growth	74,608,644	3,129,487
Institutional Class	1,147,513	115,519
Total	$ 81,199,740	$ 3,591,980

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2008	2007	2008	2007
Class A
Shares sold	1,742,262	1,113,110	$ 25,505,334	$ 17,060,734
Reinvestment of distributions	126,731	8,925	1,912,181	119,928
Shares redeemed	(763,921)	(436,417)	(11,052,109)	(6,456,393)
Net increase (decrease)	1,105,072	685,618	$ 16,365,406	$ 10,724,269
Class T
Shares sold	487,722	607,092	$ 7,048,735	$ 8,822,874
Reinvestment of distributions	99,906	8,530	1,507,341	115,213
Shares redeemed	(586,050)	(459,339)	(8,531,977)	(6,905,798)
Net increase (decrease)	1,578	156,283	$ 24,099	$ 2,032,289
Class B
Shares sold	132,932	121,826	$ 1,958,446	$ 1,800,582
Reinvestment of distributions	22,166	1,705	332,229	23,112
Shares redeemed	(125,460)	(135,943)	(1,804,323)	(1,994,978)
Net increase (decrease)	29,638	(12,412)	$ 486,352	$ (171,284)

Annual Report

12. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2008	2007	2008	2007
Class C
Shares sold	436,957	546,198	$ 6,320,995	$ 8,014,853
Reinvestment of distributions	82,544	5,178	1,234,732	70,286
Shares redeemed	(703,886)	(290,387)	(9,901,355)	(4,244,042)
Net increase (decrease)	(184,385)	260,989	$ (2,345,628)	$ 3,841,097
Small Cap Growth
Shares sold	38,610,197	47,884,601	$ 574,316,675	$ 736,795,086
Reinvestment of distributions	4,701,343	213,315	71,216,320	2,867,099
Shares redeemed	(22,858,332)	(8,042,099)	(336,543,207)	(119,410,062)
Net increase (decrease)	20,453,208	40,055,817	$ 308,989,788	$620,252,123
Institutional Class
Shares sold	788,829	404,996	$ 11,907,085	$ 6,086,460
Reinvestment of distributions	66,279	7,296	1,004,006	97,691
Shares redeemed	(323,911)	(357,460)	(4,862,607)	(5,250,610)
Net increase (decrease)	531,197	54,832	$ 8,048,484	$ 933,541

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 22, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 218 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 377 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (63)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-
present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kenneth B. Robins (38)

Year of Election or Appointment: 2008

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of the fund. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds, President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Thomas C. Hense (44)

Year of Election or Appointment: 2008

Vice President of the fund. Mr. Hense also serves as Vice President of Fidelity's High Income and Small Cap Funds (2008-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the fund. Mr. Goebel also serves as Secretary and CLO of other Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of the fund. Mr. McGinty also serves as Assistant Secretary of Fidelity's other Equity and High Income Funds (2008-
present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) officer of the fund. Ms. Laurent also serves as AML officer of other Fidelity funds (2008-present) and is an employee of FMR LLC. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (49)

Year of Election or Appointment: 2008

Chief Financial Officer of the fund. Ms. Reynolds also serves as Chief Financial Officer of other Fidelity funds (2008-present). Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of Fidelity's Equity and High Income Funds (2004-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-
present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (40)

Year of Election or Appointment: 2008

Deputy Treasurer of the fund. Mr. Deberghes also serves as Deputy Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2008, $784,798, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 5% of the dividend distributed in September 2007 as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 6% of the dividend distributed in September 2007 as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	30,242,569,269.49	94.915
Withheld	1,620,182,942.38	5.085
TOTAL	31,862,752,211.87	100.000
Dennis J. Dirks
Affirmative	30,356,248,026.80	95.272
Withheld	1,506,504,185.07	4.728
TOTAL	31,862,752,211.87	100.000
Edward C. Johnson 3d
Affirmative	30,163,300,902.81	94.666
Withheld	1,699,451,309.06	5.334
TOTAL	31,862,752,211.87	100.000
Alan J. Lacy
Affirmative	30,334,439,999.59	95.203
Withheld	1,528,312,212.28	4.797
TOTAL	31,862,752,211.87	100.000
Ned C. Lautenbach
Affirmative	30,317,381,535.59	95.150
Withheld	1,545,370,676.28	4.850
TOTAL	31,862,752,211.87	100.000
Joseph Mauriello
Affirmative	30,340,553,696.88	95.223
Withheld	1,522,198,514.99	4.777
TOTAL	31,862,752,211.87	100.000
Cornelia M. Small
Affirmative	30,337,552,071.15	95.213
Withheld	1,525,200,140.72	4.787
TOTAL	31,862,752,211.87	100.000
William S. Stavropoulos
Affirmative	30,240,356,579.51	94.908
Withheld	1,622,395,632.36	5.092
TOTAL	31,862,752,211.87	100.000
	# of Votes	% of Votes
David M. Thomas
Affirmative	30,352,029,125.67	95.259
Withheld	1,510,723,086.20	4.741
TOTAL	31,862,752,211.87	100.000
Michael E. Wiley
Affirmative	30,333,540,290.12	95.201
Withheld	1,529,211,921.75	4.799
TOTAL	31,862,752,211.87	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
Affirmative	23,747,670,372.95	74.531
Against	5,357,217,831.03	16.814
Abstain	1,587,233,084.08	4.981
Broker Non-Votes	1,170,630,923.81	3.674
TOTAL	31,862,752,211.87	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2007, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile.

Annual Report

The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Fidelity Small Cap Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the first quartile for all the periods shown. The Board also stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG%" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG% of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Small Cap Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the period shown in the performance chart above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Institutional Class, and Fidelity Small Cap Growth (retail class) ranked below its competitive median for 2007, and the total expenses of each of Class T and Class C ranked above its competitive median for 2007. The Board considered that the total expenses of Class C were above the median because of its higher transfer agent fee due to small average account size. The Board also considered that the total expenses of Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

ASCPI-UANN-0908
1.803721.103

Fidelity®
Small Cap Opportunities
Fund

Annual Report

July 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Domestic and international securities markets have struggled thus far in 2008. High-grade fixed-income investments produced modestly positive results, but many stock benchmarks suffered double-digit losses through the first half of this year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2008	Past 1 year	Life of fund A
Fidelity ® Small Cap Opportunities	-17.10%	-15.11%

A From March 22, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity ® Small Cap Opportunities Fund on March 22, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Lionel Harris, Portfolio Manager of Fidelity® Small Cap Opportunities Fund

Grim news about the U.S. economy forced most domestic equity benchmarks into negative territory for the 12 months ending July 31, 2008. Oil prices north of $140 per barrel, gasoline prices in excess of $4 per gallon and soaring food costs drove inflation and consumer prices higher. In response, consumer discretionary spending trended lower as Main Street tightened its purse strings. Wall Street, meanwhile, struggled under the weight of massive write-downs in the financials sector, an ongoing credit crisis and bleak housing data. In an effort to staunch the bleeding, the Federal Reserve Board cut interest rates on seven occasions during the past year. Nevertheless, investors fled the equity markets, and both the Dow Jones Industrial Average SM and the Standard & Poor's 500 SM Index fell to a threshold that many believe marks the official start of a "bear market." For the 12 months overall, the Dow slid 11.71%, the S&P 500® dropped 11.09% and the technology-heavy NASDAQ Composite® Index dipped 7.98%.

For the year ending July 31, 2008, the fund lost 17.10%, well below the 6.71% decline of the Russell 2000® Index. Weak stock selection detracted the most from the fund's return, while unfavorable sector weightings had a lesser negative impact. Specifically, stock selection in consumer discretionary - especially in consumer durables/apparel and retailing - and in technology hardware/equipment and software/services within the technology group hampered performance the most. A combination of poor stock picks and industry allocation within health care also weighed on performance. Conversely, owning the right names in materials was helpful. A modest cash weighting contributed as well. On an individual basis, Force Protection, a maker of military vehicles no longer in the portfolio at period end, declined sharply. The company's shares fell late in 2007 on worries about falling demand for its mine-resistant vehicles. Another negative was footwear maker Crocs, which saw its sales momentum slow dramatically in the United States. The stock was sold from the fund. An out-of-benchmark position in eTelecare Global Solutions - a Philippines-based provider of business process outsourcing services - also detracted, as did investments in clothing retailers American Apparel and Men's Wearhouse. On the positive side, energy stocks such as EXCO Resources continued to benefit from a favorable business environment, as did fertilizer maker Compass Minerals. South Africa's Rangold Resources, a gold-mining company not held in the benchmark, also added to results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 to July 31, 2008).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2008	Ending Account Value July 31, 2008	Expenses Paid During Period* February 1, 2008 to July 31, 2008
Actual	$ 1,000.00	$ 933.30	$ 4.23
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.49	$ 4.42

* Expenses are equal to the Fund's annualized expense ratio of .88%; multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Alliance Data Systems Corp.	2.2	0.0
Huron Consulting Group, Inc.	1.1	0.9
Air Methods Corp.	0.9	1.0
Digital Realty Trust, Inc.	0.8	0.5
FGX International Ltd.	0.8	0.4
Polycom, Inc.	0.8	0.7
Itron, Inc.	0.8	0.0
Life Time Fitness, Inc.	0.7	0.9
Iconix Brand Group, Inc.	0.7	0.6
Sybase, Inc.	0.7	0.0
	9.5
Top Five Market Sectors as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	18.3	16.8
Information Technology	18.1	18.9
Industrials	14.3	12.2
Health Care	12.9	13.8
Consumer Discretionary	11.7	14.4
Asset Allocation (% of fund's net assets)
As of July 31, 2008 *		As of January 31, 2008 **
	Stocks, Investment Companies and Equity Futures 96.8%		Stocks and Equity Futures 96.8%
	Other Investments 0.1%		Other Investments 0.0%
	Short-Term Investments and Net Other Assets 3.1%		Short-Term Investments and Net Other Assets 3.2%
*Foreign investments	7.8%	** Foreign investments	11.1%

Annual Report

Investments July 31, 2008

Showing Percentage of Net Assets

Common Stocks - 95.4%
	Shares	Value
CONSUMER DISCRETIONARY - 11.7%
Auto Components - 0.7%
Amerigon, Inc. (a)	577,885	$ 3,825,599
ATC Technology Corp. (a)	227,300	5,709,776
		9,535,375
Diversified Consumer Services - 0.9%
Hillenbrand, Inc.	218,000	5,046,700
Regis Corp.	232,500	6,507,675
		11,554,375
Hotels, Restaurants & Leisure - 2.6%
AFC Enterprises, Inc. (a)	530,800	4,065,928
Bally Technologies, Inc. (a)	67,900	2,158,541
Burger King Holdings, Inc.	172,000	4,614,760
Denny's Corp. (a)	2,261,582	5,834,882
Jack in the Box, Inc. (a)	101,700	2,194,686
Life Time Fitness, Inc. (a)(d)	343,100	10,220,949
Starwood Hotels & Resorts Worldwide, Inc.	25,100	860,679
Town Sports International Holdings, Inc. (a)	571,200	5,706,288
		35,656,713
Household Durables - 1.6%
Helen of Troy Ltd. (a)	277,400	5,703,344
Jarden Corp. (a)(d)	395,600	9,506,268
Universal Electronics, Inc. (a)	272,800	6,198,016
		21,407,628
Internet & Catalog Retail - 0.1%
Gaiam, Inc. Class A (a)	74,078	1,085,983
Leisure Equipment & Products - 0.8%
JAKKS Pacific, Inc. (a)	203,900	4,481,722
RC2 Corp. (a)	135,800	3,117,968
Summer Infant, Inc. (a)(e)	794,794	3,322,239
		10,921,929
Media - 0.3%
Sinclair Broadcast Group, Inc. Class A	496,800	3,790,584
Specialty Retail - 1.7%
Casual Male Retail Group, Inc. (a)	659,800	2,678,788
Charlotte Russe Holding, Inc. (a)	119,000	1,542,240
Collective Brands, Inc. (a)(d)	204,900	2,639,112
Jos. A. Bank Clothiers, Inc. (a)(d)	107,600	2,410,240
Mothers Work, Inc. (a)	33,924	496,308
Shoe Carnival, Inc. (a)	239,377	3,662,468
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Stein Mart, Inc.	205,800	$ 919,926
The Men's Wearhouse, Inc.	453,100	9,021,221
		23,370,303
Textiles, Apparel & Luxury Goods - 3.0%
American Apparel, Inc. (a)	1,513,500	8,899,380
FGX International Ltd.	952,064	11,043,942
Heelys, Inc. (a)(d)	395,494	1,787,633
Iconix Brand Group, Inc. (a)(d)	824,700	9,896,400
Maidenform Brands, Inc. (a)	215,170	3,294,253
True Religion Apparel, Inc. (a)(d)	217,400	5,617,616
		40,539,224
TOTAL CONSUMER DISCRETIONARY		157,862,114
CONSUMER STAPLES - 3.2%
Food & Staples Retailing - 1.3%
Ingles Markets, Inc. Class A	332,100	8,076,672
Ruddick Corp.	58,000	1,795,680
The Great Atlantic & Pacific Tea Co. (a)(d)	506,400	8,056,824
		17,929,176
Food Products - 0.8%
Corn Products International, Inc.	114,400	5,320,744
Green Mountain Coffee Roasters, Inc. (a)(d)	133,000	4,834,550
		10,155,294
Personal Products - 1.1%
Bare Escentuals, Inc. (a)(d)	378,500	4,367,890
Chattem, Inc. (a)	121,190	7,813,119
Physicians Formula Holdings, Inc. (a)	354,104	3,303,790
		15,484,799
TOTAL CONSUMER STAPLES		43,569,269
ENERGY - 7.9%
Energy Equipment & Services - 3.5%
Atwood Oceanics, Inc. (a)	54,100	2,483,731
Bristow Group, Inc. (a)	60,300	2,712,897
Complete Production Services, Inc. (a)	77,700	2,473,968
Dril-Quip, Inc. (a)	103,200	5,587,248
ENGlobal Corp. (a)	115,000	1,419,100
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
Exterran Holdings, Inc. (a)	81,352	$ 4,591,507
Hornbeck Offshore Services, Inc. (a)	135,100	6,022,758
IHS, Inc. Class A (a)	65,000	4,044,950
NATCO Group, Inc. Class A (a)	119,900	5,713,235
Oceaneering International, Inc. (a)	14,800	897,472
Patterson-UTI Energy, Inc.	124,800	3,546,816
Superior Energy Services, Inc. (a)	121,250	5,750,888
T-3 Energy Services, Inc. (a)	17,700	1,213,689
		46,458,259
Oil, Gas & Consumable Fuels - 4.4%
Alpha Natural Resources, Inc. (a)	39,300	3,888,735
Banpu PCL unit	190,200	2,359,070
Berry Petroleum Co. Class A	48,200	2,074,528
Concho Resources, Inc.	218,400	7,152,600
Encore Acquisition Co. (a)	97,500	6,032,325
Energy Transfer Equity LP	70,200	2,086,344
EXCO Resources, Inc. (a)	273,848	7,133,740
Foundation Coal Holdings, Inc.	19,100	1,134,540
Frontier Oil Corp.	119,900	2,188,175
GMX Resources, Inc. (a)(d)	69,600	4,085,520
Goodrich Petroleum Corp. (a)(d)	79,800	3,658,830
Kodiak Oil & Gas Corp. (a)	785,700	2,624,238
Mariner Energy, Inc. (a)	238,500	6,310,710
Petrohawk Energy Corp. (a)(d)	169,340	5,642,409
Petroleum Development Corp. (a)	16,700	923,677
Quicksilver Gas Services LP	113,000	2,376,390
		59,671,831
TOTAL ENERGY		106,130,090
FINANCIALS - 18.2%
Capital Markets - 1.8%
ABG Sundal Collier ASA	427,000	515,872
Altamir Amboise	32,600	328,818
Bank of New York Mellon Corp.	198,100	7,032,550
Evercore Partners, Inc. Class A	329,464	4,302,800
FCStone Group, Inc. (a)	321,000	6,182,460
Franklin Resources, Inc.	11,500	1,157,015
KBW, Inc. (a)(d)	25,400	671,068
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
T. Rowe Price Group, Inc.	24,400	$ 1,460,340
Waddell & Reed Financial, Inc. Class A	84,600	2,825,640
		24,476,563
Commercial Banks - 5.1%
1st Source Corp.	66,700	1,556,778
BancFirst Corp.	54,400	2,570,400
Banco Latin Americano de Exporaciones SA (BLADEX) Series E	108,800	1,995,392
Banif SGPS SA	210,766	583,439
Bank of Cyprus Public Co. Ltd.	47,200	625,259
Boston Private Financial Holdings, Inc.	503,500	3,942,405
Cathay General Bancorp	100,400	1,600,376
Center Financial Corp., California	481,400	5,295,400
City Holding Co.	33,600	1,494,528
City National Corp.	52,200	2,564,586
Community Bank System, Inc.	81,800	1,930,480
CVB Financial Corp. (d)	116,500	1,318,780
East West Bancorp, Inc. (d)	53,900	641,949
Fifth Third Bancorp (d)	176,650	2,467,801
First Financial Bankshares, Inc. (d)	42,700	1,959,503
First Financial Corp., Indiana	62,757	2,344,602
Hiroshima Bank Ltd.	157,000	646,103
Huntington Bancshares, Inc.	206,300	1,448,226
Intervest Bancshares Corp. Class A (e)	385,240	2,981,758
MainSource Financial Group, Inc.	76,300	1,361,955
MB Financial, Inc.	46,000	1,137,580
Mitsubishi UFJ Financial Group, Inc.	72,000	635,750
Oriental Financial Group, Inc.	70,900	1,231,533
Pacific Premier Bancorp, Inc. (a)	88,400	368,628
PacWest Bancorp (d)	133,200	2,480,184
Peoples Bancorp, Inc.	53,700	977,340
Prosperity Bancshares, Inc. (d)	41,400	1,328,940
Simmons First National Corp. Class A	41,800	1,243,550
South Indian Bank Ltd.	252,016	618,124
Sterling Bancorp, New York	87,800	1,232,712
Suffolk Bancorp	36,700	1,176,235
SVB Financial Group (a)	69,700	4,014,023
Tompkins Financial Corp.	41,900	1,789,549
UCBH Holdings, Inc. (d)	439,016	1,979,962
UnionBanCal Corp.	27,700	1,488,044
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Wilshire Bancorp, Inc.	542,273	$ 6,680,803
Zions Bancorp (d)	20,500	600,035
		68,312,712
Consumer Finance - 0.4%
Dollar Financial Corp. (a)	251,140	4,857,048
Diversified Financial Services - 0.9%
JSE Ltd.	143,400	913,799
KKR Financial Holdings LLC	886,100	9,100,247
RHJ International (a)	201,100	2,241,680
		12,255,726
Insurance - 2.8%
Affirmative Insurance Holdings, Inc.	60,969	409,102
Aioi Insurance Co. Ltd.	109,000	585,967
Allied World Assurance Co. Holdings Ltd.	27,200	1,131,792
American Safety Insurance Group Ltd. (a)	503,200	7,447,360
April Group	6,100	304,076
Assurant, Inc.	81,000	4,869,720
Axis Capital Holdings Ltd.	81,000	2,566,080
IPC Holdings Ltd.	254,200	8,159,820
Max Capital Group Ltd.	117,700	2,762,419
Mercury General Corp.	52,300	2,641,673
Nipponkoa Insurance Co. Ltd.	65,000	525,350
Nissay Dowa General Insurance Co. Ltd. (d)	109,000	595,060
Philadelphia Consolidated Holdings Corp. (a)	72,100	4,214,245
Tokio Marine Holdings, Inc. (a)	15,100	556,435
United America Indemnity Ltd. Class A (a)	110,022	1,433,587
		38,202,686
Real Estate Investment Trusts - 5.9%
Alexandria Real Estate Equities, Inc.	78,700	8,126,562
AMB Property Corp. (SBI)	106,100	5,194,656
American Campus Communities, Inc.	43,200	1,264,896
Apartment Investment & Management Co. Class A	175,300	5,990,001
CapitalSource, Inc. (d)	455,400	5,291,748
Chimera Investment Corp. (d)	898,700	6,911,003
Developers Diversified Realty Corp.	30,700	981,172
Digital Realty Trust, Inc. (d)	262,500	11,263,875
Duke Realty LP	11,100	274,503
General Growth Properties, Inc.	201,100	5,512,151
Glimcher Realty Trust (d)	128,100	1,192,611
HCP, Inc.	29,000	1,046,030
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Highwoods Properties, Inc. (SBI)	60,300	$ 2,200,950
National Retail Properties, Inc.	423,700	8,957,018
ProLogis Trust	62,500	3,055,000
Public Storage	39,500	3,234,655
SL Green Realty Corp.	34,400	2,866,896
U-Store-It Trust	215,000	2,504,750
Vornado Realty Trust	39,700	3,774,279
		79,642,756
Thrifts & Mortgage Finance - 1.3%
Beacon Federal Bancorp, Inc.	34,455	341,105
BofI Holding, Inc. (a)	105,837	744,034
Danvers Bancorp, Inc. (a)(d)	53,200	627,228
Encore Bancshares, Inc.	129,551	2,202,367
First Financial Northwest, Inc. (d)	61,400	607,860
Imperial Capital Bancorp, Inc.	160,100	1,171,932
Kearny Financial Corp.	64,234	825,407
Trustco Bank Corp., New York	276,250	2,411,663
United Financial Bancorp, Inc.	52,700	631,873
Washington Federal, Inc.	292,800	5,446,080
Westfield Financial, Inc.	269,716	2,656,703
		17,666,252
TOTAL FINANCIALS		245,413,743
HEALTH CARE - 12.9%
Biotechnology - 3.2%
Acorda Therapeutics, Inc. (a)	15,400	505,274
Alkermes, Inc. (a)	313,100	4,931,325
Amylin Pharmaceuticals, Inc. (a)	63,100	1,990,805
BioMarin Pharmaceutical, Inc. (a)	124,900	4,065,495
Dynavax Technologies Corp. (a)	246,213	401,327
Human Genome Sciences, Inc. (a)	680,100	4,509,063
Medarex, Inc. (a)	526,000	5,196,880
ONYX Pharmaceuticals, Inc. (a)	122,300	4,953,150
Regeneron Pharmaceuticals, Inc. (a)	243,800	5,336,782
Savient Pharmaceuticals, Inc. (a)(d)	85,400	2,269,932
Theravance, Inc. (a)(d)	291,600	4,659,768
United Therapeutics Corp. (a)	38,200	4,331,498
		43,151,299
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - 2.9%
Haemonetics Corp. (a)	123,900	$ 7,193,634
Masimo Corp.	162,200	6,126,294
Meridian Bioscience, Inc.	254,300	6,614,343
Orthofix International NV (a)	180,700	4,298,853
Quidel Corp. (a)	336,583	6,819,172
Zoll Medical Corp. (a)	256,940	8,093,610
		39,145,906
Health Care Providers & Services - 3.9%
Air Methods Corp. (a)	413,825	11,864,363
Amedisys, Inc. (a)	45,400	2,911,048
Brookdale Senior Living, Inc. (d)	156,700	2,391,242
Emergency Medical Services Corp. Class A (a)(d)	350	9,457
Emeritus Corp. (a)	112,300	1,892,255
Genoptix, Inc.	107,200	3,124,880
Pediatrix Medical Group, Inc. (a)	177,100	8,615,915
PSS World Medical, Inc. (a)	546,500	9,159,340
Psychiatric Solutions, Inc. (a)(d)	233,700	8,184,174
ResCare, Inc. (a)	238,500	4,378,860
		52,531,534
Life Sciences Tools & Services - 1.3%
Medtox Scientific, Inc. (a)	116,500	1,682,260
PAREXEL International Corp. (a)	177,900	5,200,017
Pharmaceutical Product Development, Inc.	147,800	5,637,092
QIAGEN NV (a)	232,400	4,366,796
		16,886,165
Pharmaceuticals - 1.6%
Perrigo Co.	246,700	8,691,241
Questcor Pharmaceuticals, Inc. (a)(d)	1,147,900	5,739,500
Sepracor, Inc. (a)	129,300	2,260,164
XenoPort, Inc. (a)	108,600	4,976,052
		21,666,957
TOTAL HEALTH CARE		173,381,861
INDUSTRIALS - 14.3%
Aerospace & Defense - 1.1%
BE Aerospace, Inc. (a)	132,400	3,400,032
Curtiss-Wright Corp.	71,900	3,784,816
LMI Aerospace, Inc. (a)	89	1,644
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Aerospace & Defense - continued
Spirit AeroSystems Holdings, Inc. Class A (a)	119,200	$ 2,581,872
Triumph Group, Inc.	86,900	4,602,224
		14,370,588
Air Freight & Logistics - 0.6%
Forward Air Corp.	145,300	5,316,527
UTI Worldwide, Inc.	178,100	3,239,639
		8,556,166
Airlines - 0.4%
Delta Air Lines, Inc. (a)	362,000	2,729,480
JetBlue Airways Corp. (a)	554,300	2,921,161
		5,650,641
Commercial Services & Supplies - 5.7%
A.T. Cross Co. Class A (a)	200,762	1,606,096
Copart, Inc. (a)	63,000	2,763,180
Diamond Management & Technology Consultants, Inc.	1,241,822	6,569,238
First Advantage Corp. Class A (a)	303,703	4,604,137
FTI Consulting, Inc. (a)	31,300	2,227,308
GeoEye, Inc. (a)	219,100	4,743,515
Huron Consulting Group, Inc. (a)	273,150	14,247,504
InnerWorkings, Inc. (a)(d)	610,100	7,113,766
Interface, Inc. Class A	142,800	1,692,180
Manpower, Inc.	30,800	1,478,400
Navigant Consulting, Inc. (a)	136,400	2,520,672
On Assignment, Inc. (a)	605,100	5,161,503
Team, Inc. (a)	185,100	6,758,001
The Geo Group, Inc. (a)	264,000	6,346,560
Waste Connections, Inc. (a)	131,900	4,799,841
Watson Wyatt Worldwide, Inc. Class A	63,400	3,673,396
		76,305,297
Construction & Engineering - 0.6%
Orion Marine Group, Inc. (a)	197,400	2,733,990
URS Corp. (a)	121,400	5,089,088
		7,823,078
Electrical Equipment - 1.0%
Acuity Brands, Inc.	58,400	2,386,224
American Superconductor Corp. (a)	70,000	2,764,300
AMETEK, Inc.	61,800	2,957,748
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - continued
JA Solar Holdings Co. Ltd. ADR (a)(d)	300,100	$ 4,552,517
Saft Groupe SA	26,200	1,031,105
		13,691,894
Industrial Conglomerates - 0.6%
Walter Industries, Inc.	82,500	8,651,775
Machinery - 2.4%
Actuant Corp. Class A	89,300	2,720,078
Colfax Corp.	85,300	2,327,837
Commercial Vehicle Group, Inc. (a)	223,800	2,164,146
Flow International Corp. (a)	529,400	3,525,804
Flowserve Corp.	25,100	3,346,834
Nordson Corp.	63,300	4,472,778
RBC Bearings, Inc. (a)	93,200	3,100,764
The Weir Group PLC	121,400	2,136,399
Titan Machinery, Inc. (d)	190,300	5,218,026
TurboChef Technologies, Inc. (a)(d)	599,884	3,149,391
		32,162,057
Marine - 0.0%
Shun Tak Holdings Ltd.	262,000	206,199
Road & Rail - 1.3%
Con-way, Inc.	65,900	3,331,904
Genesee & Wyoming, Inc. Class A (a)	82,900	3,354,963
J.B. Hunt Transport Services, Inc. (d)	77,800	2,877,044
Kansas City Southern (a)	24,800	1,364,000
Knight Transportation, Inc.	324,000	6,130,080
		17,057,991
Trading Companies & Distributors - 0.6%
DXP Enterprises, Inc. (a)	25,240	1,207,482
Kaman Corp.	160,800	4,032,864
Rush Enterprises, Inc. Class A (a)	247,500	2,794,275
		8,034,621
TOTAL INDUSTRIALS		192,510,307
INFORMATION TECHNOLOGY - 18.1%
Communications Equipment - 1.4%
ORBCOMM, Inc. (a)(d)	308,760	2,053,254
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Polycom, Inc. (a)	443,900	$ 10,476,040
ViaSat, Inc. (a)	255,000	5,872,650
		18,401,944
Computers & Peripherals - 0.5%
Logitech International SA (a)	283,900	7,446,697
Electronic Equipment & Instruments - 2.1%
Amphenol Corp. Class A	100,000	4,767,000
Gerber Scientific, Inc. (a)	590,000	7,003,300
Itron, Inc. (a)(d)	111,400	10,285,562
Trimble Navigation Ltd. (a)	172,300	5,720,360
		27,776,222
Internet Software & Services - 2.1%
Art Technology Group, Inc. (a)	994,344	3,649,242
Bankrate, Inc. (a)(d)	64,100	2,015,945
DealerTrack Holdings, Inc. (a)	359,913	5,607,445
Equinix, Inc. (a)	108,170	8,800,711
j2 Global Communications, Inc. (a)	308,630	7,397,861
Omniture, Inc. (a)	75,000	1,301,250
		28,772,454
IT Services - 5.5%
Alliance Data Systems Corp. (a)	472,200	30,291,626
CACI International, Inc. Class A (a)	172,300	7,746,608
eTelecare Global Solutions, Inc. sponsored ADR (a)	1,348,572	7,363,203
Lender Processing Services, Inc. (a)	107,000	3,568,450
ManTech International Corp. Class A (a)	85,000	4,746,400
NCI, Inc. Class A (a)	250,000	5,967,500
Perot Systems Corp. Class A (a)	524,900	8,776,328
Syntel, Inc.	195,600	6,445,020
		74,905,135
Semiconductors & Semiconductor Equipment - 3.2%
Advanced Energy Industries, Inc. (a)	86,200	1,191,284
Credence Systems Corp. (a)	2,911,826	3,727,137
Diodes, Inc. (a)	125,000	3,246,250
FormFactor, Inc. (a)	80,020	1,392,348
Hittite Microwave Corp. (a)	125,000	3,990,000
Intersil Corp. Class A	100,000	2,413,000
LDK Solar Co. Ltd. sponsored ADR (a)(d)	26,800	902,356
LTX Corp. (a)	606,929	1,323,105
MIPS Technologies, Inc. (a)	763,020	2,899,476
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Monolithic Power Systems, Inc. (a)	106,400	$ 2,314,200
Novellus Systems, Inc. (a)	114,400	2,330,328
Pericom Semiconductor Corp. (a)	287,000	4,092,620
Power Integrations, Inc. (a)	165,400	4,518,728
Rudolph Technologies, Inc. (a)	284,900	2,487,177
Teradyne, Inc. (a)	103,900	973,543
Varian Semiconductor Equipment Associates, Inc. (a)	118,800	3,471,336
Verigy Ltd. (a)	100,000	2,223,000
		43,495,888
Software - 3.3%
Amdocs Ltd. (a)	100,000	3,041,000
CommVault Systems, Inc. (a)	418,300	6,370,709
Jack Henry & Associates, Inc.	63,800	1,377,442
Quest Software, Inc. (a)	251,200	3,795,632
Sybase, Inc. (a)	291,500	9,797,315
Synchronoss Technologies, Inc. (a)(d)	300,000	3,516,000
Taleo Corp. Class A (a)	149,600	2,803,504
THQ, Inc. (a)(d)	250,400	3,801,072
Tyler Technologies, Inc. (a)	95,133	1,520,225
Ubisoft Entertainment SA (a)	73,300	7,214,096
Ultimate Software Group, Inc. (a)	30,000	786,900
		44,023,895
TOTAL INFORMATION TECHNOLOGY		244,822,235
MATERIALS - 4.4%
Chemicals - 1.5%
Airgas, Inc.	133,700	7,658,336
Hercules, Inc.	155,100	3,109,755
Rockwood Holdings, Inc. (a)	251,200	9,583,280
		20,351,371
Containers & Packaging - 0.9%
Pactiv Corp. (a)	147,100	3,546,581
Temple-Inland, Inc. (d)	559,700	9,095,125
		12,641,706
Metals & Mining - 1.8%
Carpenter Technology Corp.	70,940	2,745,378
Century Aluminum Co. (a)	91,500	5,436,930
Compass Minerals International, Inc.	109,000	8,240,400
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Randgold Resources Ltd. sponsored ADR	117,500	$ 6,013,650
Sims Group Ltd.	76,605	2,394,885
		24,831,243
Paper & Forest Products - 0.2%
Schweitzer-Mauduit International, Inc.	122,400	2,277,864
TOTAL MATERIALS		60,102,184
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.2%
Cincinnati Bell, Inc. (a)	765,310	2,984,709
Iowa Telecommunication Services, Inc.	157,570	2,921,348
Premiere Global Services, Inc. (a)	507,600	7,669,836
tw telecom, inc. (a)	174,500	2,788,510
		16,364,403
Wireless Telecommunication Services - 0.6%
SBA Communications Corp. Class A (a)	196,730	7,454,100
TOTAL TELECOMMUNICATION SERVICES		23,818,503
UTILITIES - 2.9%
Electric Utilities - 1.1%
Allete, Inc.	119,600	5,090,176
Empire District Electric Co.	178,125	3,635,531
Westar Energy, Inc.	300,300	6,630,624
		15,356,331
Gas Utilities - 0.4%
Southwest Gas Corp.	179,200	5,178,880
Independent Power Producers & Energy Traders - 0.4%
Constellation Energy Group, Inc.	28,000	2,328,480
Nevada Geothermal Power, Inc. (a)	1,340,000	1,439,664
Ormat Technologies, Inc.	23,900	1,147,678
		4,915,822
Multi-Utilities - 1.0%
CMS Energy Corp.	451,100	6,089,850
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - continued
OGE Energy Corp.	194,100	$ 6,350,952
Puget Energy, Inc.	40,800	1,123,632
		13,564,434
TOTAL UTILITIES		39,015,467
TOTAL COMMON STOCKS (Cost $1,328,097,412)		1,286,625,773
Investment Companies - 0.4%

Ares Capital Corp. (Cost $5,553,281)	451,300	5,158,359
U.S. Treasury Obligations - 0.1%
	Principal Amount
U.S. Treasury Bills, yield at date of purchase 1.8% to 1.83% 9/4/08 (f) (Cost $1,078,069)	$ 1,080,000	1,078,392
Floating Rate Loans - 0.1%

FINANCIALS - 0.1%
Consumer Finance - 0.1%
DaimlerChrysler Financial Services Tranche 2LN, term loan 9.28% 8/3/13 (g) (Cost $2,392,722)	3,000,000	1,800,000
Money Market Funds - 12.1%
	Shares
Fidelity Cash Central Fund, 2.35% (b)	56,820,357	56,820,357
Fidelity Securities Lending Cash Central Fund, 2.37% (b)(c)	105,571,770	105,571,770
TOTAL MONEY MARKET FUNDS (Cost $162,392,127)		162,392,127
Cash Equivalents - 0.0%
	Maturity Amount	Value
Investments in repurchase agreements in a joint trading account at 2.07%, dated 7/31/08 due 8/1/08 (Collateralized by U.S. Government Obligations) # (Cost $70,000)	70,004	$ 70,000
TOTAL INVESTMENT PORTFOLIO - 108.1% (Cost $1,499,583,611)		1,457,124,651
NET OTHER ASSETS - (8.1)%		(108,866,404)
NET ASSETS - 100%		$ 1,348,258,247
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
195 CME E-mini Russell 2000 Index Contracts	Sept. 2008	$ 13,952,250	$ (163,854)

The face value of futures purchased as a percentage of net assets - 1.0%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,078,392.
(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$70,000 due 8/01/08 at 2.07%
BNP Paribas Securities Corp.	$ 24,215
Banc of America Securities LLC	3,794
Barclays Capital, Inc.	41,991
$ 70,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,708,354
Fidelity Securities Lending Cash Central Fund	1,197,584
Total	$ 2,905,938
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
California Micro Devices Corp.	$ 5,410,465	$ 555,266	$ 4,254,415	$ -	$ -
Goldleaf Financial Solutions, Inc.	4,599,644	-	1,466,930	-	-
Intervest Bancshares Corp. Class A	6,298,944	2,766,977	29,083	96,585	2,981,758
Summer Infant, Inc.	-	3,837,118	-	-	3,322,239
Total	$ 16,309,053	$ 7,159,361	$ 5,750,428	$ 96,585	$ 6,303,997
Income Tax Information
At July 31, 2008, the fund had a capital loss carryforward of approximately $23,527,827 of which $3,862,752 and $19,665,075 will expire on July 31, 2015 and 2016, respectively.
The fund intends to elect to defer to its fiscal year ending July 31, 2009 approximately $222,965,245 of losses recognized during the period November 1, 2007 to July 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2008

Assets
Investment in securities, at value (including securities loaned of $100,519,066 and repurchase agreements of $70,000) - See accompanying schedule: Unaffiliated issuers (cost $1,323,972,505)	$ 1,288,428,527
Fidelity Central Funds (cost $162,392,127)	162,392,127
Other affiliated issuers (cost $13,218,979)	6,303,997
Total Investments (cost $1,499,583,611)		$ 1,457,124,651
Cash		345,868
Receivable for investments sold		11,987,527
Receivable for fund shares sold		90,720
Dividends receivable		867,954
Interest receivable		29,387
Distributions receivable from Fidelity Central Funds		229,496
Prepaid expenses		1,333
Other receivables		25,539
Total assets		1,470,702,475

Liabilities
Payable for investments purchased	$ 15,018,494
Payable for fund shares redeemed	797,066
Accrued management fee	593,147
Payable for daily variation on futures contracts	44,850
Other affiliated payables	298,657
Other payables and accrued expenses	120,244
Collateral on securities loaned, at value	105,571,770
Total liabilities		122,444,228

Net Assets		$ 1,348,258,247
Net Assets consist of:
Paid in capital		$ 1,647,665,955
Undistributed net investment income		184,561
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(256,969,948)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(42,622,321)
Net Assets, for 169,236,601 shares outstanding		$ 1,348,258,247
Net Asset Value, offering price and redemption price per share ($1,348,258,247 ÷ 169,236,601 shares)		$ 7.97

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2008

Investment Income
Dividends (including $96,585 earned from other affiliated issuers)		$ 10,705,034
Interest		115,889
Income from Fidelity Central Funds (including $1,197,584 from security lending)		2,905,938
Total income		13,726,861

Expenses
Management fee Basic fee	$ 8,675,759
Performance adjustment	(723,221)
Transfer agent fees	2,838,198
Accounting and security lending fees	408,665
Custodian fees and expenses	77,179
Independent trustees' compensation	4,961
Audit	55,905
Legal	4,568
Miscellaneous	65,512
Total expenses before reductions	11,407,526
Expense reductions	(144,044)	11,263,482
Net investment income (loss)		2,463,379
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(240,522,661)
Other affiliated issuers	(6,347,101)
Investments not meeting investment restrictions	(1,436)
Foreign currency transactions	(15,170)
Futures contracts	(5,983,342)
Payment from investment advisor for loss on investment not meeting investment restrictions	1,436
Total net realized gain (loss)		(252,868,274)
Change in net unrealized appreciation (depreciation) on: Investment securities	20,977,293
Assets and liabilities in foreign currencies	502
Futures contracts	458,543
Total change in net unrealized appreciation (depreciation)		21,436,338
Net gain (loss)		(231,431,936)
Net increase (decrease) in net assets resulting from operations		$ (228,968,557)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2008	For the period March 22, 2007 (commencement of operations) to July 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,463,379	$ 472,408
Net realized gain (loss)	(252,868,274)	(2,785,788)
Change in net unrealized appreciation (depreciation)	21,436,338	(64,058,659)
Net increase (decrease) in net assets resulting from operations	(228,968,557)	(66,372,039)
Distributions to shareholders from net investment income	(1,830,941)	-
Distributions to shareholders from net realized gain	(2,229,984)	-
Total distributions	(4,060,925)	-
Share transactions Proceeds from sales of shares	653,632,580	1,051,452,555
Reinvestment of distributions	4,060,925	-
Cost of shares redeemed	(60,893,940)	(614,291)
Net increase (decrease) in net assets resulting from share transactions	596,799,565	1,050,838,264
Redemption fees	17,795	4,144
Total increase (decrease) in net assets	363,787,878	984,470,369

Net Assets
Beginning of period	984,470,369	-
End of period (including undistributed net investment income of $184,561 and undistributed net investment income of $406,930, respectively)	$ 1,348,258,247	$ 984,470,369
Other Information Shares
Sold	73,476,787	102,120,347
Issued in reinvestment of distributions	436,164	-
Redeemed	(6,737,185)	(59,512)
Net increase (decrease)	67,175,766	102,060,835

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,

2008

2007 G

Selected Per-Share Data
Net asset value, beginning of period	$ 9.65	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.02	.01
Net realized and unrealized gain (loss)	(1.66)	(.36)
Total from investment operations	(1.64)	(.35)
Distributions from net investment income	(.02)	-
Distributions from net realized gain	(.02)	-
Total distributions	(.04)	-
Redemption fees added to paid in capital D	- I	- I
Net asset value, end of period	$ 7.97	$ 9.65
Total Return B, C	(17.10)%	(3.50)%
Ratios to Average Net AssetsE, H
Expenses before reductions	.93%	1.00% A
Expenses net of fee waivers, if any	.93%	1.00% A
Expenses net of all reductions	.92%	.98% A
Net investment income (loss)	.20%	.20% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,348,258	$ 984,470
Portfolio turnover rate F	179%	176% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period March 22, 2007 (commencement of operations) to July 31, 2007.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2008

1. Organization.

Fidelity Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by authorized intermediaries and mutual funds for which Fidelity Management and Research Company (FMR) or an affiliate serves as an investment manager and FMR investment professionals. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 pm Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend may have passed, which are recorded as soon

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 97,700,819
Unrealized depreciation	(150,791,121)
Net unrealized appreciation (depreciation)	(53,090,302)
Undistributed ordinary income	175,187
Capital loss carryforward	(23,527,827)
Cost for federal income tax purposes	$ 1,510,214,953

The tax character of distributions paid was as follows:

	July 31, 2008	July 31, 2007
Ordinary Income	$ 4,060,925	$ -

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invest in derivative instruments, the accounting treatment and the effect derivatives have on financial performance. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,704,912,334 and $2,113,343,740, respectively. The Fund realized a loss on the sale of an investment not meeting the investment restrictions of the Fund. The loss was fully reimbursed by the Fund's investment advisor.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. The Fund's performance adjustment took effect in March 2008. Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate, including the performance adjustment, was .65% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the Fund's transfer agent. For the period the transfer agent fees were equivalent to an annual rate of .23% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $87,206 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $947 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $34,888 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $15,551 and $93,605, respectively.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or an affiliate were the owners of record of substantially all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Small Cap Opportunities Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended July 31, 2008 and for the period from March 22, 2007 (commencement of operations) to July 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Small Cap Opportunities Fund as of July 31, 2008, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year ended July 31, 2008 and for the period from March 22, 2007 (commencement of operations) to July 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 22, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 218 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 377 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (63)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kenneth B. Robins (38)

Year of Election or Appointment: 2008

President and Treasurer of Small Cap Opportunities. Mr. Robins also serves as President and Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Small Cap Opportunities. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds, President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Thomas C. Hense (44)

Year of Election or Appointment: 2008

Vice President of Small Cap Opportunities. Mr. Hense also serves as Vice President of Fidelity's High Income and Small Cap Funds (2008-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of Small Cap Opportunities. Mr. Goebel also serves as Secretary and CLO of other Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of Small Cap Opportunities. Mr. McGinty also serves as Assistant Secretary of Fidelity's other Equity and High Income Funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of Small Cap Opportunities. Ms. Laurent also serves as AML Officer of other Fidelity funds (2008-present) and is an employee of FMR LLC. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (49)

Year of Election or Appointment: 2008

Chief Financial Officer of Small Cap Opportunities. Ms. Reynolds also serves as Chief Financial Officer of other Fidelity funds (2008-present). Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2007

Chief Compliance Officer of Small Cap Opportunities. Mr. Rathgeber also serves as Chief Compliance Officer of Fidelity's Equity and High Income Funds (2004-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2007

Deputy Treasurer of Small Cap Opportunities. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (40)

Year of Election or Appointment: 2008

Deputy Treasurer of Small Cap Opportunities. Mr. Deberghes also serves as Deputy Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2007

Assistant Treasurer of Small Cap Opportunities. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2007 Assistant Treasurer of Small Cap Opportunities. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of Small Cap Opportunities. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2007

Assistant Treasurer of Small Cap Opportunities. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The fund designates 20% and 100% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 48% and 100% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	30,242,569,269.49	94.915
Withheld	1,620,182,942.38	5.085
TOTAL	31,862,752,211.87	100.000
Dennis J. Dirks
Affirmative	30,356,248,026.80	95.272
Withheld	1,506,504,185.07	4.728
TOTAL	31,862,752,211.87	100.000
Edward C. Johnson 3d
Affirmative	30,163,300,902.81	94.666
Withheld	1,699,451,309.06	5.334
TOTAL	31,862,752,211.87	100.000
Alan J. Lacy
Affirmative	30,334,439,999.59	95.203
Withheld	1,528,312,212.28	4.797
TOTAL	31,862,752,211.87	100.000
Ned C. Lautenbach
Affirmative	30,317,381,535.59	95.150
Withheld	1,545,370,676.28	4.850
TOTAL	31,862,752,211.87	100.000
Joseph Mauriello
Affirmative	30,340,553,696.88	95.223
Withheld	1,522,198,514.99	4.777
TOTAL	31,862,752,211.87	100.000
Cornelia M. Small
Affirmative	30,337,552,071.15	95.213
Withheld	1,525,200,140.72	4.787
TOTAL	31,862,752,211.87	100.000
William S. Stavropoulos
Affirmative	30,240,356,579.51	94.908
Withheld	1,622,395,632.36	5.092
TOTAL	31,862,752,211.87	100.000
	# of Votes	% of Votes
David M. Thomas
Affirmative	30,352,029,125.67	95.259
Withheld	1,510,723,086.20	4.741
TOTAL	31,862,752,211.87	100.000
Michael E. Wiley
Affirmative	30,333,540,290.12	95.201
Withheld	1,529,211,921.75	4.799
TOTAL	31,862,752,211.87	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	23,747,670,372.95	74.531
Against	5,357,217,831.03	16.814
Abstain	1,587,233,084.08	4.981
Broker Non-Votes	1,170,630,923.81	3.674
TOTAL	31,862,752,211.87	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Opportunities Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-
advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor, as well as additional amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc. The Board further approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc., and Fidelity Management & Research (Hong Kong) Limited.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because the fund had been in operation for less than one calendar year. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance, as well as the fund's relative investment performance measured against a broad-based securities market index and a peer group of mutual funds.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Opportunities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Furthermore, the Board considered that the fund's management fee includes a performance adjustment component (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index). The performance adjustment took effect on March 1, 2008, after the period shown in the chart above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the fund's total expenses ranked below its competitive median for the period.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is offered only to other funds advised by FMR or an affiliate, it continues to incur management expenses. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

SMO-ANN-0908
1.839807.101

Fidelity®
Small Cap Value
Fund

Annual Report

July 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting results") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Domestic and international securities markets have struggled thus far in 2008. High-grade fixed-income investments produced modestly positive results, but many stock benchmarks suffered double-digit losses through the first half of this year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of Small Cap Value's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2008	Past 1 year	Life of FundA
Small Cap Value	-14.10%	8.23%

A From November 3, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Small Cap Value on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Charles Myers, who became Portfolio Manager of Fidelity® Small Cap Value Fund on May 9, 2008.

Grim news about the U.S. economy forced most domestic equity benchmarks into negative territory for the 12 months ending July 31, 2008. Oil prices north of $140 per barrel, gasoline prices in excess of $4 per gallon and soaring food costs drove inflation and consumer prices higher. In response, consumer discretionary spending trended lower as Main Street tightened its purse strings. Wall Street, meanwhile, struggled under the weight of massive write-downs in the financials sector, an ongoing credit crisis and bleak housing data. In an effort to staunch the bleeding, the Federal Reserve Board cut interest rates on seven occasions during the past year. Nevertheless, investors fled the equity markets, and both the Dow Jones Industrial Average SM and the Standard & Poor's 500 SM Index fell to a threshold that many believe marks the official start of a "bear market." For the 12 months overall, the Dow slid 11.71%, the S&P 500® dropped 11.09% and the technology-heavy NASDAQ Composite® Index dipped 7.98%.

For the 12 months ending July 31, 2008, Small Cap Value fell 14.10%, compared with a decline of 9.95% for the Russell 2000® Value Index. Favorable sector weightings helped performance, but that positive impact was overshadowed by poor security selection. For example, the fund on average was overweighted in the strong-performing energy sector and underweighted in the weak consumer discretionary sector. Being underweighted in financials helped as well, although I added to the position during the period. However, disappointing security selection within financials, as well as in information technology and consumer discretionary, detracted notably. The fund's biggest individual underperformer was oil refiner Tesoro, which I sold before period end. Rising oil prices created a difficult situation for Tesoro and other refineries. In financials, Associated Banc-Corp. was a disappointment. Although Associated historically has maintained relatively high underwriting standards, it wasn't immune from the global credit crunch. Financial advisory firm National Financial Partners underperformed, as did technology stock Arris Group, and both were sold from the portfolio. On the positive side, oil and gas exploration/production company Southwestern Energy was helped greatly by high energy prices, as was another out-of-benchmark holding, Cabot Oil & Gas. In materials, Compass Minerals did well. All three of these outperformers were sold during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 to July 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2008	Ending Account Value July 31, 2008	Expenses Paid During Period* February 1, 2008 to July 31, 2008
Class A
Actual	$ 1,000.00	$ 935.10	$ 6.74
Hypothetical A	$ 1,000.00	$ 1,017.90	$ 7.02
Class T
Actual	$ 1,000.00	$ 934.00	$ 7.93
Hypothetical A	$ 1,000.00	$ 1,016.66	$ 8.27
Class B
Actual	$ 1,000.00	$ 931.70	$ 10.33
Hypothetical A	$ 1,000.00	$ 1,014.17	$ 10.77
Class C
Actual	$ 1,000.00	$ 931.70	$ 10.33
Hypothetical A	$ 1,000.00	$ 1,014.17	$ 10.77
Small Cap Value
Actual	$ 1,000.00	$ 937.10	$ 5.39
Hypothetical A	$ 1,000.00	$ 1,019.29	$ 5.62
Institutional Class
Actual	$ 1,000.00	$ 937.10	$ 5.35
Hypothetical A	$ 1,000.00	$ 1,019.34	$ 5.57

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.40%
Class T	1.65%
Class B	2.15%
Class C	2.15%
Small Cap Value	1.12%
Institutional Class	1.11%

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
HNI Corp.	2.8	0.0
Aspen Insurance Holdings Ltd.	2.6	0.8
City National Corp.	2.6	0.0
United Stationers, Inc.	2.4	0.0
Pediatrix Medical Group, Inc.	2.4	0.6
IPC Holdings Ltd.	2.3	1.2
Ingram Micro, Inc. Class A	2.2	1.1
Astoria Financial Corp.	2.2	0.0
Highwoods Properties, Inc. (SBI)	2.2	0.0
CapitalSource, Inc.	2.1	0.0
	23.8
Top Five Market Sectors as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	32.7	23.6
Consumer Discretionary	14.0	11.3
Industrials	12.0	14.0
Information Technology	11.8	13.5
Materials	7.4	7.7
Asset Allocation (% of fund's net assets)
As of July 31, 2008 *		As of January 31, 2008 **
	Stocks 98.0%		Stocks 95.7%
	Short-Term Investments and Net Other Assets 2.0%		Short-Term Investments and Net Other Assets 4.3%
* Foreign investments	10.9%	** Foreign investments	8.1%

Annual Report

Investments July 31, 2008

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
CONSUMER DISCRETIONARY - 13.5%
Diversified Consumer Services - 1.0%
Regis Corp.	462,340	$ 12,940,897
Household Durables - 5.2%
Centex Corp.	658,940	9,673,239
Ethan Allen Interiors, Inc. (d)	328,713	8,250,696
M.D.C. Holdings, Inc.	225,000	9,342,000
M/I Homes, Inc. (d)	219,273	4,155,223
Meritage Homes Corp. (a)(d)	1,408,400	25,421,620
Ryland Group, Inc. (d)	427,900	8,810,461
		65,653,239
Leisure Equipment & Products - 1.1%
RC2 Corp. (a)	598,229	13,735,338
Specialty Retail - 5.2%
Asbury Automotive Group, Inc.	991,261	9,823,397
bebe Stores, Inc. (d)	1,250,000	12,962,500
Collective Brands, Inc. (a)(d)	657,900	8,473,752
The Men's Wearhouse, Inc. (d)	1,069,641	21,296,552
Tsutsumi Jewelry Co. Ltd.	497,600	9,962,147
USS Co. Ltd.	46,410	3,110,059
		65,628,407
Textiles, Apparel & Luxury Goods - 1.0%
Iconix Brand Group, Inc. (a)(d)	1,038,800	12,465,600
TOTAL CONSUMER DISCRETIONARY		170,423,481
CONSUMER STAPLES - 6.6%
Food & Staples Retailing - 4.0%
Casey's General Stores, Inc.	800,000	19,680,000
Ingles Markets, Inc. Class A	502,875	12,229,920
The Pantry, Inc. (a)(d)(e)	1,174,724	18,783,837
		50,693,757
Food Products - 1.2%
Marine Harvest ASA (a)(d)	21,755,000	15,412,708
Personal Products - 1.4%
Chattem, Inc. (a)(d)	263,161	16,965,990
TOTAL CONSUMER STAPLES		83,072,455
ENERGY - 2.6%
Energy Equipment & Services - 1.1%
Superior Energy Services, Inc. (a)	295,000	13,991,850
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - 1.5%
Encore Acquisition Co. (a)	160,000	$ 9,899,200
Mariner Energy, Inc. (a)	325,000	8,599,500
		18,498,700
TOTAL ENERGY		32,490,550
FINANCIALS - 32.7%
Capital Markets - 1.7%
TradeStation Group, Inc. (a)	1,992,291	21,476,897
Commercial Banks - 6.9%
Associated Banc-Corp. (d)	1,573,683	26,264,769
Banner Corp. (d)	128,475	1,224,367
Boston Private Financial Holdings, Inc. (d)	1,491,671	11,679,784
City National Corp.	655,000	32,180,150
Renasant Corp.	343,388	6,081,401
Sandy Spring Bancorp, Inc. (d)	544,942	9,051,487
		86,481,958
Diversified Financial Services - 2.0%
KKR Financial Holdings LLC	2,460,000	25,264,200
Insurance - 6.9%
Aspen Insurance Holdings Ltd.	1,300,200	33,012,078
IPC Holdings Ltd.	898,740	28,849,554
Max Capital Group Ltd.	1,090,000	25,582,300
		87,443,932
Real Estate Investment Trusts - 10.2%
CapitalSource, Inc. (d)	2,300,000	26,726,000
Chimera Investment Corp. (d)	1,529,063	11,758,494
Franklin Street Properties Corp.	1,464,411	17,968,323
Highwoods Properties, Inc. (SBI)	741,230	27,054,895
National Retail Properties, Inc.	1,200,000	25,368,000
U-Store-It Trust	1,628,262	18,969,252
		127,844,964
Thrifts & Mortgage Finance - 5.0%
Astoria Financial Corp.	1,219,521	27,280,685
Farmer Mac Class C (non-vtg.) (d)	230,945	6,618,884
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
People's United Financial, Inc.	755,000	$ 12,819,900
Washington Federal, Inc. (d)	879,800	16,364,280
		63,083,749
TOTAL FINANCIALS		411,595,700
HEALTH CARE - 5.3%
Health Care Providers & Services - 3.9%
AMERIGROUP Corp. (a)	316,839	8,047,711
Pediatrix Medical Group, Inc. (a)	614,200	29,880,830
PSS World Medical, Inc. (a)	688,000	11,530,880
		49,459,421
Pharmaceuticals - 1.4%
Perrigo Co. (d)	486,200	17,128,826
TOTAL HEALTH CARE		66,588,247
INDUSTRIALS - 12.0%
Building Products - 2.6%
NCI Building Systems, Inc. (a)(d)	502,014	18,805,444
Simpson Manufacturing Co. Ltd. (d)	575,000	13,805,750
		32,611,194
Commercial Services & Supplies - 7.5%
ACCO Brands Corp. (a)	1,249,573	10,708,841
HNI Corp. (d)	1,622,121	35,118,917
Knoll, Inc.	1,180,251	18,223,075
United Stationers, Inc. (a)	800,000	30,664,000
		94,714,833
Construction & Engineering - 1.7%
URS Corp. (a)	500,676	20,988,338
Machinery - 0.2%
Accuride Corp. (a)	1,034,000	2,843,500
Road & Rail - 0.0%
Quality Distribution, Inc. (a)	59,900	182,695
TOTAL INDUSTRIALS		151,340,560
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 11.8%
Communications Equipment - 0.7%
ViaSat, Inc. (a)	403,688	$ 9,296,935
Electronic Equipment & Instruments - 3.5%
Ingram Micro, Inc. Class A (a)	1,503,100	27,702,133
Ryoyo Electro Corp. (d)	872,700	9,132,249
SYNNEX Corp. (a)(d)	298,366	6,969,830
		43,804,212
Internet Software & Services - 3.3%
DealerTrack Holdings, Inc. (a)(d)	967,234	15,069,506
j2 Global Communications, Inc. (a)	563,149	13,498,682
LoopNet, Inc. (a)(d)	1,094,182	12,429,908
		40,998,096
IT Services - 1.1%
Telvent GIT SA	591,673	14,200,152
Semiconductors & Semiconductor Equipment - 3.2%
FormFactor, Inc. (a)	764,157	13,296,332
Skyworks Solutions, Inc. (a)	1,464,200	13,851,332
Zoran Corp. (a)	1,613,644	13,344,836
		40,492,500
TOTAL INFORMATION TECHNOLOGY		148,791,895
MATERIALS - 7.4%
Chemicals - 2.8%
Spartech Corp.	1,108,102	11,202,911
Valspar Corp.	1,110,000	24,053,700
		35,256,611
Containers & Packaging - 4.6%
Bemis Co., Inc.	550,000	15,488,000
Pactiv Corp. (a)(d)	870,000	20,975,700
Silgan Holdings, Inc.	399,017	21,076,078
		57,539,778
TOTAL MATERIALS		92,796,389
UTILITIES - 5.6%
Electric Utilities - 3.5%
Allete, Inc.	474,753	20,205,488
Westar Energy, Inc. (d)	1,100,000	24,288,000
		44,493,488
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Gas Utilities - 2.1%
Southwest Gas Corp.	910,989	$ 26,327,582
TOTAL UTILITIES		70,821,070
TOTAL COMMON STOCKS (Cost $1,319,880,857)		1,227,920,347
Nonconvertible Preferred Stocks - 0.5%

CONSUMER DISCRETIONARY - 0.5%
Household Durables - 0.5%
M/I Homes, Inc. Series A, 9.75%	382,500	5,928,750
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $6,778,025)		5,928,750
Money Market Funds - 18.2%

Fidelity Cash Central Fund, 2.35% (b)	22,064,532	22,064,532
Fidelity Securities Lending Cash Central Fund, 2.37% (b)(c)	206,551,232	206,551,232
TOTAL MONEY MARKET FUNDS (Cost $228,615,764)		228,615,764
TOTAL INVESTMENT PORTFOLIO - 116.2% (Cost $1,555,274,646)		1,462,464,861
NET OTHER ASSETS - (16.2)%		(203,673,814)
NET ASSETS - 100%		$ 1,258,791,047
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,929,213
Fidelity Securities Lending Cash Central Fund	1,218,551
Total	$ 3,147,764
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
The Pantry, Inc.	$ 15,712,840	$ 17,933,722	$ 12,017,520	$ -	$ 18,783,837
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.1%
Bermuda	6.9%
Japan	1.7%
Norway	1.2%
Spain	1.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2008
Assets
Investment in securities, at value (including securities loaned of $202,856,468) - See accompanying schedule: Unaffiliated issuers (cost $1,312,257,226)	$ 1,215,065,260
Fidelity Central Funds (cost $228,615,764)	228,615,764
Other affiliated issuers (cost $14,401,656)	18,783,837
Total Investments (cost $1,555,274,646)		$ 1,462,464,861
Receivable for investments sold		5,664,742
Receivable for fund shares sold		1,351,718
Dividends receivable		1,381,376
Distributions receivable from Fidelity Central Funds		259,985
Prepaid expenses		1,596
Other receivables		11,489
Total assets		1,471,135,767

Liabilities
Payable for investments purchased	$ 3,306,601
Payable for fund shares redeemed	1,349,433
Accrued management fee	714,775
Distribution fees payable	46,242
Other affiliated payables	313,009
Other payables and accrued expenses	63,428
Collateral on securities loaned, at value	206,551,232
Total liabilities		212,344,720

Net Assets		$ 1,258,791,047
Net Assets consist of:
Paid in capital		$ 1,338,391,884
Undistributed net investment income		1,269,467
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		11,939,467
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(92,809,771)
Net Assets		$ 1,258,791,047

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($52,445,599 ÷ 4,437,372 shares)	$ 11.82

Maximum offering price per share (100/94.25 of $11.82)	$ 12.54
Class T: Net Asset Value and redemption price per share ($32,091,430 ÷ 2,732,756 shares)	$ 11.74

Maximum offering price per share (100/96.50 of $11.74)	$ 12.17
Class B: Net Asset Value and offering price per share ($7,886,369 ÷ 679,691 shares) A	$ 11.60

Class C: Net Asset Value and offering price per share ($20,923,939 ÷ 1,803,181 shares) A	$ 11.60

Small Cap Value: Net Asset Value, offering price and redemption price per share ($1,136,859,985 ÷ 95,489,353 shares)	$ 11.91

Institutional Class: Net Asset Value, offering price and redemption price per share ($8,583,725 ÷ 720,601 shares)	$ 11.91

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2008
Investment Income
Dividends		$ 14,496,636
Interest		28,789
Income from Fidelity Central Funds (including $1,218,551 from security lending)		3,147,764
Total income		17,673,189

Expenses
Management fee Basic fee	$ 9,233,898
Performance adjustment	1,555,458
Transfer agent fees	3,428,688
Distribution fees	728,002
Accounting and security lending fees	434,313
Custodian fees and expenses	46,444
Independent trustees' compensation	5,581
Registration fees	88,102
Audit	58,174
Legal	6,008
Miscellaneous	87,836
Total expenses before reductions	15,672,504
Expense reductions	(118,215)	15,554,289
Net investment income (loss)		2,118,900
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	37,518,952
Other affiliated issuers	(13,526,494)
Foreign currency transactions	62,571
Futures contracts	2,569,906
Total net realized gain (loss)		26,624,935
Change in net unrealized appreciation (depreciation) on: Investment securities	(226,824,068)
Assets and liabilities in foreign currencies	14
Total change in net unrealized appreciation (depreciation)		(226,824,054)
Net gain (loss)		(200,199,119)
Net increase (decrease) in net assets resulting from operations		$ (198,080,219)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2008	Year ended July 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,118,900	$ (2,821,365)
Net realized gain (loss)	26,624,935	58,301,578
Change in net unrealized appreciation (depreciation)	(226,824,054)	108,216,572
Net increase (decrease) in net assets resulting from operations	(198,080,219)	163,696,785
Distributions to shareholders from net realized gain	(53,456,977)	(55,419,267)
Share transactions - net increase (decrease)	105,675,336	206,517,786
Redemption fees	144,871	174,668
Total increase (decrease) in net assets	(145,716,989)	314,969,972

Net Assets
Beginning of period	1,404,508,036	1,089,538,064
End of period (including undistributed net investment income of $1,269,467 and $0, respectively)	$ 1,258,791,047	$ 1,404,508,036

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 14.34	$ 13.17	$ 12.80	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	(.06)	(.03)	(.04)
Net realized and unrealized gain (loss)	(1.98)	1.90	.74	2.84
Total from investment operations	(1.99)	1.84	.71	2.80
Distributions from net investment income	-	-	-	(.01)
Distributions from net realized gain	(.53)	(.67)	(.35)	-
Total distributions	(.53)	(.67)	(.35)	(.01)
Redemption fees added to paid in capital E	- J	- J	.01	.01
Net asset value, end of period	$ 11.82	$ 14.34	$ 13.17	$ 12.80
Total Return B, C, D	(14.35)%	14.59%	5.72%	28.06%
Ratios to Average Net Assets F, I
Expenses before reductions	1.43%	1.45%	1.51%	1.46% A
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.44% A
Expenses net of all reductions	1.40%	1.40%	1.36%	1.38% A
Net investment income (loss)	(.05)%	(.44)%	(.24)%	(.46)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 52,446	$ 61,357	$ 39,931	$ 9,390
Portfolio turnover rate G	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 14.28	$ 13.13	$ 12.78	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.04)	(.10)	(.07)	(.06)
Net realized and unrealized gain (loss)	(1.97)	1.90	.74	2.83
Total from investment operations	(2.01)	1.80	.67	2.77
Distributions from net realized gain	(.53)	(.65)	(.33)	-
Redemption fees added to paid in capital E	- J	- J	.01	.01
Net asset value, end of period	$ 11.74	$ 14.28	$ 13.13	$ 12.78
Total Return B, C, D	(14.58)%	14.34%	5.47%	27.80%
Ratios to Average Net Assets F, I
Expenses before reductions	1.68%	1.66%	1.67%	1.72% A
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.68% A
Expenses net of all reductions	1.65%	1.65%	1.61%	1.62% A
Net investment income (loss)	(.30)%	(.69)%	(.49)%	(.70)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,091	$ 51,518	$ 45,460	$ 12,725
Portfolio turnover rate G	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 14.19	$ 13.07	$ 12.73	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.10)	(.17)	(.13)	(.10)
Net realized and unrealized gain (loss)	(1.96)	1.90	.74	2.82
Total from investment operations	(2.06)	1.73	.61	2.72
Distributions from net realized gain	(.53)	(.61)	(.28)	-
Redemption fees added to paid in capital E	- J	- J	.01	.01
Net asset value, end of period	$ 11.60	$ 14.19	$ 13.07	$ 12.73
Total Return B, C, D	(15.04)%	13.78%	4.97%	27.30%
Ratios to Average Net Assets F, I
Expenses before reductions	2.18%	2.20%	2.26%	2.24% A
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.19% A
Expenses net of all reductions	2.15%	2.15%	2.11%	2.13% A
Net investment income (loss)	(.80)%	(1.19)%	(.99)%	(1.21)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,886	$ 12,075	$ 10,214	$ 3,931
Portfolio turnover rate G	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 14.19	$ 13.07	$ 12.74	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.10)	(.17)	(.13)	(.10)
Net realized and unrealized gain (loss)	(1.96)	1.90	.74	2.83
Total from investment operations	(2.06)	1.73	.61	2.73
Distributions from net realized gain	(.53)	(.61)	(.29)	-
Redemption fees added to paid in capital E	- J	- J	.01	.01
Net asset value, end of period	$ 11.60	$ 14.19	$ 13.07	$ 12.74
Total Return B, C, D	(15.04)%	13.77%	4.92%	27.40%
Ratios to Average Net Assets F, I
Expenses before reductions	2.18%	2.20%	2.22%	2.17% A
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.17% A
Expenses net of all reductions	2.15%	2.15%	2.11%	2.11% A
Net investment income (loss)	(.80)%	(1.19)%	(.99)%	(1.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,924	$ 34,155	$ 26,791	$ 11,732
Portfolio turnover rate G	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Value

Years ended July 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 14.43	$ 13.22	$ 12.83	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.03	(.02)	.01	(.01)
Net realized and unrealized gain (loss)	(1.99)	1.91	.74	2.84
Total from investment operations	(1.96)	1.89	.75	2.83
Distributions from net investment income	-	-	(.01)	(.01)
Distributions from net realized gain	(.56)	(.68)	(.36)	-
Total distributions	(.56)	(.68)	(.37)	(.01)
Redemption fees added to paid in capital D	- I	- I	.01	.01
Net asset value, end of period	$ 11.91	$ 14.43	$ 13.22	$ 12.83
Total Return B, C	(14.10)%	14.96%	6.07%	28.36%
Ratios to Average Net Assets E, H
Expenses before reductions	1.14%	1.11%	1.09%	1.05% A
Expenses net of fee waivers, if any	1.14%	1.11%	1.09%	1.05% A
Expenses net of all reductions	1.13%	1.11%	1.06%	.99% A
Net investment income (loss)	.22%	(.15)%	.06%	(.08)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,136,860	$ 1,233,808	$ 957,720	$ 582,689
Portfolio turnover rate F	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 3, 2004 (commencement of operations) to July 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 14.43	$ 13.22	$ 12.83	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.03	(.02)	.01	(.01)
Net realized and unrealized gain (loss)	(1.99)	1.91	.74	2.84
Total from investment operations	(1.96)	1.89	.75	2.83
Distributions from net investment income	-	-	(.01)	(.01)
Distributions from net realized gain	(.56)	(.68)	(.36)	-
Total distributions	(.56)	(.68)	(.37)	(.01)
Redemption fees added to paid in capital D	- I	- I	.01	.01
Net asset value, end of period	$ 11.91	$ 14.43	$ 13.22	$ 12.83
Total Return B, C	(14.10)%	14.99%	6.08%	28.36%
Ratios to Average Net Assets E, H
Expenses before reductions	1.13%	1.10%	1.08%	1.07% A
Expenses net of fee waivers, if any	1.13%	1.10%	1.08%	1.07% A
Expenses net of all reductions	1.13%	1.10%	1.05%	1.01% A
Net investment income (loss)	.22%	(.13)%	.08%	(.10)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,584	$ 11,594	$ 9,422	$ 3,761
Portfolio turnover rate F	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 3, 2004 (commencement of operations) to July 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2008

1. Organization.

Fidelity Small Cap Value Fund (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Small Cap Value, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 60,995,126
Unrealized depreciation	(156,636,018)
Net unrealized appreciation (depreciation)	(95,640,892)
Undistributed ordinary income	993,181
Undistributed long-term capital gain	11,553,572

Cost for federal income tax purposes	$ 1,558,105,753

The tax character of distributions paid was as follows:

	July 31, 2008	July 31, 2007
Ordinary Income	$ 2,392,014	$ 15,936,394
Long-term Capital Gains	51,064,963	39,482,873
Total	$ 53,456,977	$ 55,419,267

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

financial performance. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms.

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $1,960,180,295 and $1,899,076,674, respectively.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Small Cap Value, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .83% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 145,377	$ 16,596
Class T	.25%	.25%	200,976	-
Class B	.75%	.25%	100,604	75,549
Class C	.75%	.25%	281,045	58,239
			$ 728,002	$ 150,384

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 48,477
Class T	9,117
Class B*	20,133
Class C*	2,688
$ 80,415

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for Small Cap Value shares. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 175,851.30
Class T	121,857.30
Class B	30,655.30
Class C	85,123.30
Small Cap Value	2,988,753.26
Institutional Class	26,449.25
	$ 3,428,688

Accounting and Security Lending Fees. FSC, an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $70,936 for the period.

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $3,170 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.40%	$ 18,972
Class T	1.65%	13,639
Class B	2.15%	3,588
Class C	2.15%	9,599
		$ 45,798

Annual Report

9. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $12,006 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 591
Small Cap Value	59,561
Institutional Class	259
$ 60,411

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2008	2007
From net realized gain
Class A	$ 2,334,219	$ 2,137,128
Class T	1,800,459	2,317,701
Class B	442,697	493,632
Class C	1,258,270	1,276,323
Small Cap Value	47,176,109	48,691,674
Institutional Class	445,223	502,809
Total	$ 53,456,977	$ 55,419,267

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2008	2007	2008	2007
Class A
Shares sold	1,801,333	2,083,427	$ 23,728,165	$ 29,477,855
Reinvestment of distributions	158,451	153,067	2,181,126	1,967,811
Shares redeemed	(1,800,932)	(990,255)	(23,386,603)	(13,986,913)
Net increase (decrease)	158,852	1,246,239	$ 2,522,688	$ 17,458,753
Class T
Shares sold	618,951	1,416,878	$ 8,024,654	$ 19,764,686
Reinvestment of distributions	127,052	158,416	1,740,319	2,031,495
Shares redeemed	(1,620,468)	(1,429,554)	(21,259,209)	(20,059,646)
Net increase (decrease)	(874,465)	145,740	$ (11,494,236)	$ 1,736,535
Class B
Shares sold	128,063	297,938	$ 1,643,352	$ 4,153,087
Reinvestment of distributions	29,083	34,686	395,378	444,445
Shares redeemed	(328,632)	(263,033)	(4,160,797)	(3,714,165)
Net increase (decrease)	(171,486)	69,591	$ (2,122,067)	$ 883,367
Class C
Shares sold	565,275	834,910	$ 7,245,287	$ 11,698,988
Reinvestment of distributions	82,093	84,926	1,115,865	1,089,287
Shares redeemed	(1,251,391)	(562,438)	(15,942,770)	(7,834,552)
Net increase (decrease)	(604,023)	357,398	$ (7,581,618)	$ 4,953,723
Small Cap Value
Shares sold	33,217,718	42,235,359	$ 432,952,106	$ 595,504,607
Reinvestment of distributions	3,344,768	3,617,365	46,241,130	46,609,140
Shares redeemed	(26,584,070)	(32,779,622)	(353,880,106)	(461,808,869)
Net increase (decrease)	9,978,416	13,073,102	$ 125,313,130	$ 180,304,878
Institutional Class
Shares sold	353,080	309,983	$ 4,711,093	$ 4,413,286
Reinvestment of distributions	21,635	23,286	299,115	300,279
Shares redeemed	(457,781)	(242,217)	(5,972,769)	(3,533,035)
Net increase (decrease)	(83,066)	91,052	$ (962,561)	$ 1,180,530

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Value Fund (a fund of Fidelity Securities Fund) at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 22, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 218 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 377 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1994

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-
present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (63)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kenneth B. Robins (38)

Year of Election or Appointment: 2008

President and Treasurer of Small Cap Value. Mr. Robins also serves as President and Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Small Cap Value. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds, President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Thomas C. Hense (44)

Year of Election or Appointment: 2008

Vice President of Small Cap Value. Mr. Hense also serves as Vice President of Fidelity's High Income and Small Cap Funds (2008-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of Small Cap Value. Mr. Goebel also serves as Secretary and CLO of other Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-
2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of Small Cap Value. Mr. McGinty also serves as Assistant Secretary of Fidelity's other Equity and High Income Funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) officer of Small Cap Value. Ms. Laurent also serves as AML officer of other Fidelity funds (2008-present) and is an employee of FMR LLC. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (49)

Year of Election or Appointment: 2008

Chief Financial Officer of Small Cap Value. Ms. Reynolds also serves as Chief Financial Officer of other Fidelity funds (2008-present). Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Small Cap Value. Mr. Rathgeber also serves as Chief Compliance Officer of Fidelity's Equity and High Income Funds (2004-present). He is Chief Compliance Officer of FMR (2005-
present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of Small Cap Value. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (40)

Year of Election or Appointment: 2008

Deputy Treasurer of Small Cap Value. Mr. Deberghes also serves as Deputy Treasurer of Fidelity's Equity and High Income Funds (2008-
present) and is an employee of FMR (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Small Cap Value. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-
2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of Small Cap Value. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of Small Cap Value. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Small Cap Value. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The Board of Trustees of Small Cap Value Fund voted to pay on September 15, 2008, to shareholders of record at the opening of business on September 12, 2008, a distribution of $0.11 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.007 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2008 $30,077,945, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	30,242,569,269.49	94.915
Withheld	1,620,182,942.38	5.085
TOTAL	31,862,752,211.87	100.000
Dennis J. Dirks
Affirmative	30,356,248,026.80	95.272
Withheld	1,506,504,185.07	4.728
TOTAL	31,862,752,211.87	100.000
Edward C. Johnson 3d
Affirmative	30,163,300,902.81	94.666
Withheld	1,699,451,309.06	5.334
TOTAL	31,862,752,211.87	100.000
Alan J. Lacy
Affirmative	30,334,439,999.59	95.203
Withheld	1,528,312,212.28	4.797
TOTAL	31,862,752,211.87	100.000
Ned C. Lautenbach
Affirmative	30,317,381,535.59	95.150
Withheld	1,545,370,676.28	4.850
TOTAL	31,862,752,211.87	100.000
Joseph Mauriello
Affirmative	30,340,553,696.88	95.223
Withheld	1,522,198,514.99	4.777
TOTAL	31,862,752,211.87	100.000
Cornelia M. Small
Affirmative	30,337,552,071.15	95.213
Withheld	1,525,200,140.72	4.787
TOTAL	31,862,752,211.87	100.000
William S. Stavropoulos
Affirmative	30,240,356,579.51	94.908
Withheld	1,622,395,632.36	5.092
TOTAL	31,862,752,211.87	100.000
	# of Votes	% of Votes
David M. Thomas
Affirmative	30,352,029,125.67	95.259
Withheld	1,510,723,086.20	4.741
TOTAL	31,862,752,211.87	100.000
Michael E. Wiley
Affirmative	30,333,540,290.12	95.201
Withheld	1,529,211,921.75	4.799
TOTAL	31,862,752,211.87	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings. A
	# of Votes	% of Votes
Affirmative	23,747,670,372.95	74.531
Against	5,357,217,831.03	16.814
Abstain	1,587,233,084.08	4.981
Broker Non-Votes	1,170,630,923.81	3.674
TOTAL	31,862,752,211.87	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Value Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2007, the cumulative total returns of Fidelity Small Cap Value (retail class) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Fidelity Small Cap Value (retail class) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Value Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity Small Cap Value (retail class) of the fund was in the first quartile for all the periods shown. The Board also stated that the investment performance of Fidelity Small Cap Value (retail class) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Institutional Class, and Fidelity Small Cap Value (retail class) ranked below its competitive median for 2007, the total expenses of Class B ranked equal to its competitive median for 2007, and the total expenses of each of Class T and Class C ranked above its competitive median for 2007. The Board considered that the total expenses of Class C were above the median because of its higher transfer agent fee due to small average account size. The Board considered that total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

SCV-UANN-0908
1.803705.103

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
Small Cap Value
Fund - Class A, Class T,
Class B and Class C

Annual Report

July 31, 2008

Class A, Class T, Class B
and Class C are classes of
Fidelity® Small Cap Value Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Domestic and international securities markets have struggled thus far in 2008. High-grade fixed-income investments produced modestly positive results, but many stock benchmarks suffered double-digit losses through the first half of this year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2008	Past 1 year	Life of fundA
Class A (incl. 5.75% sales charge)	-19.27%	6.20%
Class T (incl. 3.50% sales charge)	-17.57%	6.60%
Class B (incl. contingent deferred sales charge) B	-19.13%	6.41%
Class C (incl. contingent deferred sales charge) C	-15.86%	7.09%

A From November 3, 2004.

B Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 3%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Small Cap Value Fund - Class A on November 3, 2004, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period.

In prior years, the performance from year to year was represented by the performance of Class T. Going forward, the fund's performance will be represented by Class A for consistency with other fund materials.

Annual Report

Management's Discussion of Fund Performance

Comments from Charles Myers, who became Portfolio Manager of Fidelity Advisor Small Cap Value Fund on May 9, 2008.

Grim news about the U.S. economy forced most domestic equity benchmarks into negative territory for the 12 months ending July 31, 2008. Oil prices north of $140 per barrel, gasoline prices in excess of $4 per gallon and soaring food costs drove inflation and consumer prices higher. In response, consumer discretionary spending trended lower as Main Street tightened its purse strings. Wall Street, meanwhile, struggled under the weight of massive write-downs in the financials sector, an ongoing credit crisis and bleak housing data. In an effort to staunch the bleeding, the Federal Reserve Board cut interest rates on seven occasions during the past year. Nevertheless, investors fled the equity markets, and both the Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index fell to a threshold that many believe marks the official start of a "bear market." For the 12 months overall, the Dow slid 11.71%, the S&P 500® dropped 11.09% and the technology-heavy NASDAQ Composite® Index dipped 7.98%.

For the 12 months ending July 31, 2008, the fund's Class A, Class T, Class B and Class C shares fell 14.35%, 14.58%, 15.04% and 15.04%, respectively (excluding sales charges), compared with a decline of 9.95% for the Russell 2000® Value Index. Favorable sector weightings helped performance, but that positive impact was overshadowed by poor security selection. For example, the fund on average was overweighted in the strong-
performing energy sector and underweighted in the weak consumer discretionary sector. Being underweighted in financials helped as well, although I added to the position during the period. However, disappointing security selection within financials, as well as in information technology and consumer discretionary, detracted notably. The fund's biggest individual underperformer was oil refiner Tesoro, which I sold before period end. Rising oil prices created a difficult situation for Tesoro and other refineries. In financials, Associated Banc-Corp. was a disappointment. Although Associated historically has maintained relatively high underwriting standards, it wasn't immune from the global credit crunch. Financial advisory firm National Financial Partners underperformed, as did technology stock Arris Group, and both were sold from the portfolio. On the positive side, oil and gas exploration/production company Southwestern Energy was helped greatly by high energy prices, as was another out-of-benchmark holding, Cabot Oil & Gas. In materials, Compass Minerals did well. All three of these outperformers were sold during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 to July 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2008	Ending Account Value July 31, 2008	Expenses Paid During Period* February 1, 2008 to July 31, 2008
Class A
Actual	$ 1,000.00	$ 935.10	$ 6.74
Hypothetical A	$ 1,000.00	$ 1,017.90	$ 7.02
Class T
Actual	$ 1,000.00	$ 934.00	$ 7.93
Hypothetical A	$ 1,000.00	$ 1,016.66	$ 8.27
Class B
Actual	$ 1,000.00	$ 931.70	$ 10.33
Hypothetical A	$ 1,000.00	$ 1,014.17	$ 10.77
Class C
Actual	$ 1,000.00	$ 931.70	$ 10.33
Hypothetical A	$ 1,000.00	$ 1,014.17	$ 10.77
Small Cap Value
Actual	$ 1,000.00	$ 937.10	$ 5.39
Hypothetical A	$ 1,000.00	$ 1,019.29	$ 5.62
Institutional Class
Actual	$ 1,000.00	$ 937.10	$ 5.35
Hypothetical A	$ 1,000.00	$ 1,019.34	$ 5.57

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.40%
Class T	1.65%
Class B	2.15%
Class C	2.15%
Small Cap Value	1.12%
Institutional Class	1.11%

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
HNI Corp.	2.8	0.0
Aspen Insurance Holdings Ltd.	2.6	0.8
City National Corp.	2.6	0.0
United Stationers, Inc.	2.4	0.0
Pediatrix Medical Group, Inc.	2.4	0.6
IPC Holdings Ltd.	2.3	1.2
Ingram Micro, Inc. Class A	2.2	1.1
Astoria Financial Corp.	2.2	0.0
Highwoods Properties, Inc. (SBI)	2.2	0.0
CapitalSource, Inc.	2.1	0.0
	23.8
Top Five Market Sectors as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	32.7	23.6
Consumer Discretionary	14.0	11.3
Industrials	12.0	14.0
Information Technology	11.8	13.5
Materials	7.4	7.7
Asset Allocation (% of fund's net assets)
As of July 31, 2008 *		As of January 31, 2008 **
	Stocks 98.0%		Stocks 95.7%
	Short-Term Investments and Net Other Assets 2.0%		Short-Term Investments and Net Other Assets 4.3%
* Foreign investments	10.9%	** Foreign investments	8.1%

Annual Report

Investments July 31, 2008

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
CONSUMER DISCRETIONARY - 13.5%
Diversified Consumer Services - 1.0%
Regis Corp.	462,340	$ 12,940,897
Household Durables - 5.2%
Centex Corp.	658,940	9,673,239
Ethan Allen Interiors, Inc. (d)	328,713	8,250,696
M.D.C. Holdings, Inc.	225,000	9,342,000
M/I Homes, Inc. (d)	219,273	4,155,223
Meritage Homes Corp. (a)(d)	1,408,400	25,421,620
Ryland Group, Inc. (d)	427,900	8,810,461
		65,653,239
Leisure Equipment & Products - 1.1%
RC2 Corp. (a)	598,229	13,735,338
Specialty Retail - 5.2%
Asbury Automotive Group, Inc.	991,261	9,823,397
bebe Stores, Inc. (d)	1,250,000	12,962,500
Collective Brands, Inc. (a)(d)	657,900	8,473,752
The Men's Wearhouse, Inc. (d)	1,069,641	21,296,552
Tsutsumi Jewelry Co. Ltd.	497,600	9,962,147
USS Co. Ltd.	46,410	3,110,059
		65,628,407
Textiles, Apparel & Luxury Goods - 1.0%
Iconix Brand Group, Inc. (a)(d)	1,038,800	12,465,600
TOTAL CONSUMER DISCRETIONARY		170,423,481
CONSUMER STAPLES - 6.6%
Food & Staples Retailing - 4.0%
Casey's General Stores, Inc.	800,000	19,680,000
Ingles Markets, Inc. Class A	502,875	12,229,920
The Pantry, Inc. (a)(d)(e)	1,174,724	18,783,837
		50,693,757
Food Products - 1.2%
Marine Harvest ASA (a)(d)	21,755,000	15,412,708
Personal Products - 1.4%
Chattem, Inc. (a)(d)	263,161	16,965,990
TOTAL CONSUMER STAPLES		83,072,455
ENERGY - 2.6%
Energy Equipment & Services - 1.1%
Superior Energy Services, Inc. (a)	295,000	13,991,850
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - 1.5%
Encore Acquisition Co. (a)	160,000	$ 9,899,200
Mariner Energy, Inc. (a)	325,000	8,599,500
		18,498,700
TOTAL ENERGY		32,490,550
FINANCIALS - 32.7%
Capital Markets - 1.7%
TradeStation Group, Inc. (a)	1,992,291	21,476,897
Commercial Banks - 6.9%
Associated Banc-Corp. (d)	1,573,683	26,264,769
Banner Corp. (d)	128,475	1,224,367
Boston Private Financial Holdings, Inc. (d)	1,491,671	11,679,784
City National Corp.	655,000	32,180,150
Renasant Corp.	343,388	6,081,401
Sandy Spring Bancorp, Inc. (d)	544,942	9,051,487
		86,481,958
Diversified Financial Services - 2.0%
KKR Financial Holdings LLC	2,460,000	25,264,200
Insurance - 6.9%
Aspen Insurance Holdings Ltd.	1,300,200	33,012,078
IPC Holdings Ltd.	898,740	28,849,554
Max Capital Group Ltd.	1,090,000	25,582,300
		87,443,932
Real Estate Investment Trusts - 10.2%
CapitalSource, Inc. (d)	2,300,000	26,726,000
Chimera Investment Corp. (d)	1,529,063	11,758,494
Franklin Street Properties Corp.	1,464,411	17,968,323
Highwoods Properties, Inc. (SBI)	741,230	27,054,895
National Retail Properties, Inc.	1,200,000	25,368,000
U-Store-It Trust	1,628,262	18,969,252
		127,844,964
Thrifts & Mortgage Finance - 5.0%
Astoria Financial Corp.	1,219,521	27,280,685
Farmer Mac Class C (non-vtg.) (d)	230,945	6,618,884
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
People's United Financial, Inc.	755,000	$ 12,819,900
Washington Federal, Inc. (d)	879,800	16,364,280
		63,083,749
TOTAL FINANCIALS		411,595,700
HEALTH CARE - 5.3%
Health Care Providers & Services - 3.9%
AMERIGROUP Corp. (a)	316,839	8,047,711
Pediatrix Medical Group, Inc. (a)	614,200	29,880,830
PSS World Medical, Inc. (a)	688,000	11,530,880
		49,459,421
Pharmaceuticals - 1.4%
Perrigo Co. (d)	486,200	17,128,826
TOTAL HEALTH CARE		66,588,247
INDUSTRIALS - 12.0%
Building Products - 2.6%
NCI Building Systems, Inc. (a)(d)	502,014	18,805,444
Simpson Manufacturing Co. Ltd. (d)	575,000	13,805,750
		32,611,194
Commercial Services & Supplies - 7.5%
ACCO Brands Corp. (a)	1,249,573	10,708,841
HNI Corp. (d)	1,622,121	35,118,917
Knoll, Inc.	1,180,251	18,223,075
United Stationers, Inc. (a)	800,000	30,664,000
		94,714,833
Construction & Engineering - 1.7%
URS Corp. (a)	500,676	20,988,338
Machinery - 0.2%
Accuride Corp. (a)	1,034,000	2,843,500
Road & Rail - 0.0%
Quality Distribution, Inc. (a)	59,900	182,695
TOTAL INDUSTRIALS		151,340,560
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 11.8%
Communications Equipment - 0.7%
ViaSat, Inc. (a)	403,688	$ 9,296,935
Electronic Equipment & Instruments - 3.5%
Ingram Micro, Inc. Class A (a)	1,503,100	27,702,133
Ryoyo Electro Corp. (d)	872,700	9,132,249
SYNNEX Corp. (a)(d)	298,366	6,969,830
		43,804,212
Internet Software & Services - 3.3%
DealerTrack Holdings, Inc. (a)(d)	967,234	15,069,506
j2 Global Communications, Inc. (a)	563,149	13,498,682
LoopNet, Inc. (a)(d)	1,094,182	12,429,908
		40,998,096
IT Services - 1.1%
Telvent GIT SA	591,673	14,200,152
Semiconductors & Semiconductor Equipment - 3.2%
FormFactor, Inc. (a)	764,157	13,296,332
Skyworks Solutions, Inc. (a)	1,464,200	13,851,332
Zoran Corp. (a)	1,613,644	13,344,836
		40,492,500
TOTAL INFORMATION TECHNOLOGY		148,791,895
MATERIALS - 7.4%
Chemicals - 2.8%
Spartech Corp.	1,108,102	11,202,911
Valspar Corp.	1,110,000	24,053,700
		35,256,611
Containers & Packaging - 4.6%
Bemis Co., Inc.	550,000	15,488,000
Pactiv Corp. (a)(d)	870,000	20,975,700
Silgan Holdings, Inc.	399,017	21,076,078
		57,539,778
TOTAL MATERIALS		92,796,389
UTILITIES - 5.6%
Electric Utilities - 3.5%
Allete, Inc.	474,753	20,205,488
Westar Energy, Inc. (d)	1,100,000	24,288,000
		44,493,488
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Gas Utilities - 2.1%
Southwest Gas Corp.	910,989	$ 26,327,582
TOTAL UTILITIES		70,821,070
TOTAL COMMON STOCKS (Cost $1,319,880,857)		1,227,920,347
Nonconvertible Preferred Stocks - 0.5%

CONSUMER DISCRETIONARY - 0.5%
Household Durables - 0.5%
M/I Homes, Inc. Series A, 9.75%	382,500	5,928,750
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $6,778,025)		5,928,750
Money Market Funds - 18.2%

Fidelity Cash Central Fund, 2.35% (b)	22,064,532	22,064,532
Fidelity Securities Lending Cash Central Fund, 2.37% (b)(c)	206,551,232	206,551,232
TOTAL MONEY MARKET FUNDS (Cost $228,615,764)		228,615,764
TOTAL INVESTMENT PORTFOLIO - 116.2% (Cost $1,555,274,646)		1,462,464,861
NET OTHER ASSETS - (16.2)%		(203,673,814)
NET ASSETS - 100%		$ 1,258,791,047
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,929,213
Fidelity Securities Lending Cash Central Fund	1,218,551
Total	$ 3,147,764
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
The Pantry, Inc.	$ 15,712,840	$ 17,933,722	$ 12,017,520	$ -	$ 18,783,837
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.1%
Bermuda	6.9%
Japan	1.7%
Norway	1.2%
Spain	1.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2008
Assets
Investment in securities, at value (including securities loaned of $202,856,468) - See accompanying schedule: Unaffiliated issuers (cost $1,312,257,226)	$ 1,215,065,260
Fidelity Central Funds (cost $228,615,764)	228,615,764
Other affiliated issuers (cost $14,401,656)	18,783,837
Total Investments (cost $1,555,274,646)		$ 1,462,464,861
Receivable for investments sold		5,664,742
Receivable for fund shares sold		1,351,718
Dividends receivable		1,381,376
Distributions receivable from Fidelity Central Funds		259,985
Prepaid expenses		1,596
Other receivables		11,489
Total assets		1,471,135,767

Liabilities
Payable for investments purchased	$ 3,306,601
Payable for fund shares redeemed	1,349,433
Accrued management fee	714,775
Distribution fees payable	46,242
Other affiliated payables	313,009
Other payables and accrued expenses	63,428
Collateral on securities loaned, at value	206,551,232
Total liabilities		212,344,720

Net Assets		$ 1,258,791,047
Net Assets consist of:
Paid in capital		$ 1,338,391,884
Undistributed net investment income		1,269,467
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		11,939,467
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(92,809,771)
Net Assets		$ 1,258,791,047

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($52,445,599 ÷ 4,437,372 shares)	$ 11.82

Maximum offering price per share (100/94.25 of $11.82)	$ 12.54
Class T: Net Asset Value and redemption price per share ($32,091,430 ÷ 2,732,756 shares)	$ 11.74

Maximum offering price per share (100/96.50 of $11.74)	$ 12.17
Class B: Net Asset Value and offering price per share ($7,886,369 ÷ 679,691 shares) A	$ 11.60

Class C: Net Asset Value and offering price per share ($20,923,939 ÷ 1,803,181 shares) A	$ 11.60

Small Cap Value: Net Asset Value, offering price and redemption price per share ($1,136,859,985 ÷ 95,489,353 shares)	$ 11.91

Institutional Class: Net Asset Value, offering price and redemption price per share ($8,583,725 ÷ 720,601 shares)	$ 11.91

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2008
Investment Income
Dividends		$ 14,496,636
Interest		28,789
Income from Fidelity Central Funds (including $1,218,551 from security lending)		3,147,764
Total income		17,673,189

Expenses
Management fee Basic fee	$ 9,233,898
Performance adjustment	1,555,458
Transfer agent fees	3,428,688
Distribution fees	728,002
Accounting and security lending fees	434,313
Custodian fees and expenses	46,444
Independent trustees' compensation	5,581
Registration fees	88,102
Audit	58,174
Legal	6,008
Miscellaneous	87,836
Total expenses before reductions	15,672,504
Expense reductions	(118,215)	15,554,289
Net investment income (loss)		2,118,900
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	37,518,952
Other affiliated issuers	(13,526,494)
Foreign currency transactions	62,571
Futures contracts	2,569,906
Total net realized gain (loss)		26,624,935
Change in net unrealized appreciation (depreciation) on: Investment securities	(226,824,068)
Assets and liabilities in foreign currencies	14
Total change in net unrealized appreciation (depreciation)		(226,824,054)
Net gain (loss)		(200,199,119)
Net increase (decrease) in net assets resulting from operations		$ (198,080,219)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2008	Year ended July 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,118,900	$ (2,821,365)
Net realized gain (loss)	26,624,935	58,301,578
Change in net unrealized appreciation (depreciation)	(226,824,054)	108,216,572
Net increase (decrease) in net assets resulting from operations	(198,080,219)	163,696,785
Distributions to shareholders from net realized gain	(53,456,977)	(55,419,267)
Share transactions - net increase (decrease)	105,675,336	206,517,786
Redemption fees	144,871	174,668
Total increase (decrease) in net assets	(145,716,989)	314,969,972

Net Assets
Beginning of period	1,404,508,036	1,089,538,064
End of period (including undistributed net investment income of $1,269,467 and $0, respectively)	$ 1,258,791,047	$ 1,404,508,036

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 14.34	$ 13.17	$ 12.80	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	(.06)	(.03)	(.04)
Net realized and unrealized gain (loss)	(1.98)	1.90	.74	2.84
Total from investment operations	(1.99)	1.84	.71	2.80
Distributions from net investment income	-	-	-	(.01)
Distributions from net realized gain	(.53)	(.67)	(.35)	-
Total distributions	(.53)	(.67)	(.35)	(.01)
Redemption fees added to paid in capital E	- J	- J	.01	.01
Net asset value, end of period	$ 11.82	$ 14.34	$ 13.17	$ 12.80
Total Return B, C, D	(14.35)%	14.59%	5.72%	28.06%
Ratios to Average Net Assets F, I
Expenses before reductions	1.43%	1.45%	1.51%	1.46% A
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.44% A
Expenses net of all reductions	1.40%	1.40%	1.36%	1.38% A
Net investment income (loss)	(.05)%	(.44)%	(.24)%	(.46)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 52,446	$ 61,357	$ 39,931	$ 9,390
Portfolio turnover rate G	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 14.28	$ 13.13	$ 12.78	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.04)	(.10)	(.07)	(.06)
Net realized and unrealized gain (loss)	(1.97)	1.90	.74	2.83
Total from investment operations	(2.01)	1.80	.67	2.77
Distributions from net realized gain	(.53)	(.65)	(.33)	-
Redemption fees added to paid in capital E	- J	- J	.01	.01
Net asset value, end of period	$ 11.74	$ 14.28	$ 13.13	$ 12.78
Total Return B, C, D	(14.58)%	14.34%	5.47%	27.80%
Ratios to Average Net Assets F, I
Expenses before reductions	1.68%	1.66%	1.67%	1.72% A
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.68% A
Expenses net of all reductions	1.65%	1.65%	1.61%	1.62% A
Net investment income (loss)	(.30)%	(.69)%	(.49)%	(.70)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,091	$ 51,518	$ 45,460	$ 12,725
Portfolio turnover rate G	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 14.19	$ 13.07	$ 12.73	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.10)	(.17)	(.13)	(.10)
Net realized and unrealized gain (loss)	(1.96)	1.90	.74	2.82
Total from investment operations	(2.06)	1.73	.61	2.72
Distributions from net realized gain	(.53)	(.61)	(.28)	-
Redemption fees added to paid in capital E	- J	- J	.01	.01
Net asset value, end of period	$ 11.60	$ 14.19	$ 13.07	$ 12.73
Total Return B, C, D	(15.04)%	13.78%	4.97%	27.30%
Ratios to Average Net Assets F, I
Expenses before reductions	2.18%	2.20%	2.26%	2.24% A
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.19% A
Expenses net of all reductions	2.15%	2.15%	2.11%	2.13% A
Net investment income (loss)	(.80)%	(1.19)%	(.99)%	(1.21)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,886	$ 12,075	$ 10,214	$ 3,931
Portfolio turnover rate G	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 14.19	$ 13.07	$ 12.74	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.10)	(.17)	(.13)	(.10)
Net realized and unrealized gain (loss)	(1.96)	1.90	.74	2.83
Total from investment operations	(2.06)	1.73	.61	2.73
Distributions from net realized gain	(.53)	(.61)	(.29)	-
Redemption fees added to paid in capital E	- J	- J	.01	.01
Net asset value, end of period	$ 11.60	$ 14.19	$ 13.07	$ 12.74
Total Return B, C, D	(15.04)%	13.77%	4.92%	27.40%
Ratios to Average Net Assets F, I
Expenses before reductions	2.18%	2.20%	2.22%	2.17% A
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.17% A
Expenses net of all reductions	2.15%	2.15%	2.11%	2.11% A
Net investment income (loss)	(.80)%	(1.19)%	(.99)%	(1.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,924	$ 34,155	$ 26,791	$ 11,732
Portfolio turnover rate G	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Value

Years ended July 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 14.43	$ 13.22	$ 12.83	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.03	(.02)	.01	(.01)
Net realized and unrealized gain (loss)	(1.99)	1.91	.74	2.84
Total from investment operations	(1.96)	1.89	.75	2.83
Distributions from net investment income	-	-	(.01)	(.01)
Distributions from net realized gain	(.56)	(.68)	(.36)	-
Total distributions	(.56)	(.68)	(.37)	(.01)
Redemption fees added to paid in capital D	- I	- I	.01	.01
Net asset value, end of period	$ 11.91	$ 14.43	$ 13.22	$ 12.83
Total Return B, C	(14.10)%	14.96%	6.07%	28.36%
Ratios to Average Net Assets E, H
Expenses before reductions	1.14%	1.11%	1.09%	1.05% A
Expenses net of fee waivers, if any	1.14%	1.11%	1.09%	1.05% A
Expenses net of all reductions	1.13%	1.11%	1.06%	.99% A
Net investment income (loss)	.22%	(.15)%	.06%	(.08)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,136,860	$ 1,233,808	$ 957,720	$ 582,689
Portfolio turnover rate F	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 3, 2004 (commencement of operations) to July 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 14.43	$ 13.22	$ 12.83	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.03	(.02)	.01	(.01)
Net realized and unrealized gain (loss)	(1.99)	1.91	.74	2.84
Total from investment operations	(1.96)	1.89	.75	2.83
Distributions from net investment income	-	-	(.01)	(.01)
Distributions from net realized gain	(.56)	(.68)	(.36)	-
Total distributions	(.56)	(.68)	(.37)	(.01)
Redemption fees added to paid in capital D	- I	- I	.01	.01
Net asset value, end of period	$ 11.91	$ 14.43	$ 13.22	$ 12.83
Total Return B, C	(14.10)%	14.99%	6.08%	28.36%
Ratios to Average Net Assets E, H
Expenses before reductions	1.13%	1.10%	1.08%	1.07% A
Expenses net of fee waivers, if any	1.13%	1.10%	1.08%	1.07% A
Expenses net of all reductions	1.13%	1.10%	1.05%	1.01% A
Net investment income (loss)	.22%	(.13)%	.08%	(.10)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,584	$ 11,594	$ 9,422	$ 3,761
Portfolio turnover rate F	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 3, 2004 (commencement of operations) to July 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2008

1. Organization.

Fidelity Small Cap Value Fund (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Small Cap Value, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 60,995,126
Unrealized depreciation	(156,636,018)
Net unrealized appreciation (depreciation)	(95,640,892)
Undistributed ordinary income	993,181
Undistributed long-term capital gain	11,553,572

Cost for federal income tax purposes	$ 1,558,105,753

The tax character of distributions paid was as follows:

	July 31, 2008	July 31, 2007
Ordinary Income	$ 2,392,014	$ 15,936,394
Long-term Capital Gains	51,064,963	39,482,873
Total	$ 53,456,977	$ 55,419,267

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

financial performance. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms.

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $1,960,180,295 and $1,899,076,674, respectively.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Small Cap Value, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .83% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 145,377	$ 16,596
Class T	.25%	.25%	200,976	-
Class B	.75%	.25%	100,604	75,549
Class C	.75%	.25%	281,045	58,239
			$ 728,002	$ 150,384

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 48,477
Class T	9,117
Class B*	20,133
Class C*	2,688
$ 80,415

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for Small Cap Value shares. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 175,851.30
Class T	121,857.30
Class B	30,655.30
Class C	85,123.30
Small Cap Value	2,988,753.26
Institutional Class	26,449.25
	$ 3,428,688

Accounting and Security Lending Fees. FSC, an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $70,936 for the period.

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $3,170 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.40%	$ 18,972
Class T	1.65%	13,639
Class B	2.15%	3,588
Class C	2.15%	9,599
		$ 45,798

Annual Report

9. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $12,006 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 591
Small Cap Value	59,561
Institutional Class	259
$ 60,411

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2008	2007
From net realized gain
Class A	$ 2,334,219	$ 2,137,128
Class T	1,800,459	2,317,701
Class B	442,697	493,632
Class C	1,258,270	1,276,323
Small Cap Value	47,176,109	48,691,674
Institutional Class	445,223	502,809
Total	$ 53,456,977	$ 55,419,267

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2008	2007	2008	2007
Class A
Shares sold	1,801,333	2,083,427	$ 23,728,165	$ 29,477,855
Reinvestment of distributions	158,451	153,067	2,181,126	1,967,811
Shares redeemed	(1,800,932)	(990,255)	(23,386,603)	(13,986,913)
Net increase (decrease)	158,852	1,246,239	$ 2,522,688	$ 17,458,753
Class T
Shares sold	618,951	1,416,878	$ 8,024,654	$ 19,764,686
Reinvestment of distributions	127,052	158,416	1,740,319	2,031,495
Shares redeemed	(1,620,468)	(1,429,554)	(21,259,209)	(20,059,646)
Net increase (decrease)	(874,465)	145,740	$ (11,494,236)	$ 1,736,535
Class B
Shares sold	128,063	297,938	$ 1,643,352	$ 4,153,087
Reinvestment of distributions	29,083	34,686	395,378	444,445
Shares redeemed	(328,632)	(263,033)	(4,160,797)	(3,714,165)
Net increase (decrease)	(171,486)	69,591	$ (2,122,067)	$ 883,367
Class C
Shares sold	565,275	834,910	$ 7,245,287	$ 11,698,988
Reinvestment of distributions	82,093	84,926	1,115,865	1,089,287
Shares redeemed	(1,251,391)	(562,438)	(15,942,770)	(7,834,552)
Net increase (decrease)	(604,023)	357,398	$ (7,581,618)	$ 4,953,723
Small Cap Value
Shares sold	33,217,718	42,235,359	$ 432,952,106	$ 595,504,607
Reinvestment of distributions	3,344,768	3,617,365	46,241,130	46,609,140
Shares redeemed	(26,584,070)	(32,779,622)	(353,880,106)	(461,808,869)
Net increase (decrease)	9,978,416	13,073,102	$ 125,313,130	$ 180,304,878
Institutional Class
Shares sold	353,080	309,983	$ 4,711,093	$ 4,413,286
Reinvestment of distributions	21,635	23,286	299,115	300,279
Shares redeemed	(457,781)	(242,217)	(5,972,769)	(3,533,035)
Net increase (decrease)	(83,066)	91,052	$ (962,561)	$ 1,180,530

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Value Fund (a fund of Fidelity Securities Fund) at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 22, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 218 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 377 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (63)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kenneth B. Robins (38)

Year of Election or Appointment: 2008

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of the fund. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds, President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Thomas C. Hense (44)

Year of Election or Appointment: 2008

Vice President of the fund. Mr. Hense also serves as Vice President of Fidelity's High Income and Small Cap Funds (2008-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the fund. Mr. Goebel also serves as Secretary and CLO of other Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-
present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of the fund. Mr. McGinty also serves as Assistant Secretary of Fidelity's other Equity and High Income Funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) officer of the fund. Ms. Laurent also serves as AML officer of other Fidelity funds (2008-present) and is an employee of FMR LLC. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (49)

Year of Election or Appointment: 2008

Chief Financial Officer of the fund. Ms. Reynolds also serves as Chief Financial Officer of other Fidelity funds (2008-present). Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of Fidelity's Equity and High Income Funds (2004-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (40)

Year of Election or Appointment: 2008

Deputy Treasurer of the fund. Mr. Deberghes also serves as Deputy Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Small Cap Value Fund voted to pay to shareholders of record at the opening of business, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	09/15/08	09/12/08	$0.11
Class T	09/15/08	09/12/08	$0.11
Class B	09/15/08	09/12/08	$0.11
Class C	09/15/08	09/12/08	$0.11

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2008 $30,077,945, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	30,242,569,269.49	94.915
Withheld	1,620,182,942.38	5.085
TOTAL	31,862,752,211.87	100.000
Dennis J. Dirks
Affirmative	30,356,248,026.80	95.272
Withheld	1,506,504,185.07	4.728
TOTAL	31,862,752,211.87	100.000
Edward C. Johnson 3d
Affirmative	30,163,300,902.81	94.666
Withheld	1,699,451,309.06	5.334
TOTAL	31,862,752,211.87	100.000
Alan J. Lacy
Affirmative	30,334,439,999.59	95.203
Withheld	1,528,312,212.28	4.797
TOTAL	31,862,752,211.87	100.000
Ned C. Lautenbach
Affirmative	30,317,381,535.59	95.150
Withheld	1,545,370,676.28	4.850
TOTAL	31,862,752,211.87	100.000
Joseph Mauriello
Affirmative	30,340,553,696.88	95.223
Withheld	1,522,198,514.99	4.777
TOTAL	31,862,752,211.87	100.000
Cornelia M. Small
Affirmative	30,337,552,071.15	95.213
Withheld	1,525,200,140.72	4.787
TOTAL	31,862,752,211.87	100.000
William S. Stavropoulos
Affirmative	30,240,356,579.51	94.908
Withheld	1,622,395,632.36	5.092
TOTAL	31,862,752,211.87	100.000
	# of Votes	% of Votes
David M. Thomas
Affirmative	30,352,029,125.67	95.259
Withheld	1,510,723,086.20	4.741
TOTAL	31,862,752,211.87	100.000
Michael E. Wiley
Affirmative	30,333,540,290.12	95.201
Withheld	1,529,211,921.75	4.799
TOTAL	31,862,752,211.87	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	23,747,670,372.95	74.531
Against	5,357,217,831.03	16.814
Abstain	1,587,233,084.08	4.981
Broker Non-Votes	1,170,630,923.81	3.674
TOTAL	31,862,752,211.87	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Value Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2007, the cumulative total returns of Fidelity Small Cap Value (retail class) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Fidelity Small Cap Value (retail class) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Value Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity Small Cap Value (retail class) of the fund was in the first quartile for all the periods shown. The Board also stated that the investment performance of Fidelity Small Cap Value (retail class) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Institutional Class, and Fidelity Small Cap Value (retail class) ranked below its competitive median for 2007, the total expenses of Class B ranked equal to its competitive median for 2007, and the total expenses of each of Class T and Class C ranked above its competitive median for 2007. The Board considered that the total expenses of Class C were above the median because of its higher transfer agent fee due to small average account size. The Board considered that total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

ASCV-UANN-0908
1.803731.103

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
Small Cap Value
Fund - Institutional Class

Annual Report

July 31, 2008

Institutional Class
is a class of Fidelity®
Small Cap Value Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	16	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	26	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	36
Trustees and Officers	37
Distributions	45
Proxy Voting Results	46
Board Approval of Investment Advisory Contracts and Management Fees	47

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Domestic and international securities markets have struggled thus far in 2008. High-grade fixed-income investments produced modestly positive results, but many stock benchmarks suffered double-digit losses through the first half of this year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2008	Past 1 year	Life of fundA
Institutional Class	-14.10%	8.24%

A From November 3, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Small Cap Value Fund - Institutional Class on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Charles Myers, who became Portfolio Manager of Fidelity Advisor Small Cap Value Fund on May 9, 2008.

Grim news about the U.S. economy forced most domestic equity benchmarks into negative territory for the 12 months ending July 31, 2008. Oil prices north of $140 per barrel, gasoline prices in excess of $4 per gallon and soaring food costs drove inflation and consumer prices higher. In response, consumer discretionary spending trended lower as Main Street tightened its purse strings. Wall Street, meanwhile, struggled under the weight of massive write-downs in the financials sector, an ongoing credit crisis and bleak housing data. In an effort to staunch the bleeding, the Federal Reserve Board cut interest rates on seven occasions during the past year. Nevertheless, investors fled the equity markets, and both the Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index fell to a threshold that many believe marks the official start of a "bear market." For the 12 months overall, the Dow slid 11.71%, the S&P 500® dropped 11.09% and the technology-heavy NASDAQ Composite® Index dipped 7.98%.

For the 12 months ending July 31, 2008, the fund's Institutional Class shares fell 14.10%, compared with a decline of 9.95% for the Russell 2000® Value Index. Favorable sector weightings helped performance, but that positive impact was overshadowed by poor security selection. For example, the fund on average was overweighted in the strong-
performing energy sector and underweighted in the weak consumer discretionary sector. Being underweighted in financials helped as well, although I added to the position during the period. However, disappointing security selection within financials, as well as in information technology and consumer discretionary, detracted notably. The fund's biggest individual underperformer was oil refiner Tesoro, which I sold before period end. Rising oil prices created a difficult situation for Tesoro and other refineries. In financials, Associated Banc-Corp. was a disappointment. Although Associated historically has maintained relatively high underwriting standards, it wasn't immune from the global credit crunch. Financial advisory firm National Financial Partners underperformed, as did technology stock Arris Group, and both were sold from the portfolio. On the positive side, oil and gas exploration/production company Southwestern Energy was helped greatly by high energy prices, as was another out-of-benchmark holding, Cabot Oil & Gas. In materials, Compass Minerals did well. All three of these outperformers were sold during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 to July 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2008	Ending Account Value July 31, 2008	Expenses Paid During Period* February 1, 2008 to July 31, 2008
Class A
Actual	$ 1,000.00	$ 935.10	$ 6.74
Hypothetical A	$ 1,000.00	$ 1,017.90	$ 7.02
Class T
Actual	$ 1,000.00	$ 934.00	$ 7.93
Hypothetical A	$ 1,000.00	$ 1,016.66	$ 8.27
Class B
Actual	$ 1,000.00	$ 931.70	$ 10.33
Hypothetical A	$ 1,000.00	$ 1,014.17	$ 10.77
Class C
Actual	$ 1,000.00	$ 931.70	$ 10.33
Hypothetical A	$ 1,000.00	$ 1,014.17	$ 10.77
Small Cap Value
Actual	$ 1,000.00	$ 937.10	$ 5.39
Hypothetical A	$ 1,000.00	$ 1,019.29	$ 5.62
Institutional Class
Actual	$ 1,000.00	$ 937.10	$ 5.35
Hypothetical A	$ 1,000.00	$ 1,019.34	$ 5.57

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.40%
Class T	1.65%
Class B	2.15%
Class C	2.15%
Small Cap Value	1.12%
Institutional Class	1.11%

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
HNI Corp.	2.8	0.0
Aspen Insurance Holdings Ltd.	2.6	0.8
City National Corp.	2.6	0.0
United Stationers, Inc.	2.4	0.0
Pediatrix Medical Group, Inc.	2.4	0.6
IPC Holdings Ltd.	2.3	1.2
Ingram Micro, Inc. Class A	2.2	1.1
Astoria Financial Corp.	2.2	0.0
Highwoods Properties, Inc. (SBI)	2.2	0.0
CapitalSource, Inc.	2.1	0.0
	23.8
Top Five Market Sectors as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	32.7	23.6
Consumer Discretionary	14.0	11.3
Industrials	12.0	14.0
Information Technology	11.8	13.5
Materials	7.4	7.7
Asset Allocation (% of fund's net assets)
As of July 31, 2008 *		As of January 31, 2008 **
	Stocks 98.0%		Stocks 95.7%
	Short-Term Investments and Net Other Assets 2.0%		Short-Term Investments and Net Other Assets 4.3%
* Foreign investments	10.9%	** Foreign investments	8.1%

Annual Report

Investments July 31, 2008

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
CONSUMER DISCRETIONARY - 13.5%
Diversified Consumer Services - 1.0%
Regis Corp.	462,340	$ 12,940,897
Household Durables - 5.2%
Centex Corp.	658,940	9,673,239
Ethan Allen Interiors, Inc. (d)	328,713	8,250,696
M.D.C. Holdings, Inc.	225,000	9,342,000
M/I Homes, Inc. (d)	219,273	4,155,223
Meritage Homes Corp. (a)(d)	1,408,400	25,421,620
Ryland Group, Inc. (d)	427,900	8,810,461
		65,653,239
Leisure Equipment & Products - 1.1%
RC2 Corp. (a)	598,229	13,735,338
Specialty Retail - 5.2%
Asbury Automotive Group, Inc.	991,261	9,823,397
bebe Stores, Inc. (d)	1,250,000	12,962,500
Collective Brands, Inc. (a)(d)	657,900	8,473,752
The Men's Wearhouse, Inc. (d)	1,069,641	21,296,552
Tsutsumi Jewelry Co. Ltd.	497,600	9,962,147
USS Co. Ltd.	46,410	3,110,059
		65,628,407
Textiles, Apparel & Luxury Goods - 1.0%
Iconix Brand Group, Inc. (a)(d)	1,038,800	12,465,600
TOTAL CONSUMER DISCRETIONARY		170,423,481
CONSUMER STAPLES - 6.6%
Food & Staples Retailing - 4.0%
Casey's General Stores, Inc.	800,000	19,680,000
Ingles Markets, Inc. Class A	502,875	12,229,920
The Pantry, Inc. (a)(d)(e)	1,174,724	18,783,837
		50,693,757
Food Products - 1.2%
Marine Harvest ASA (a)(d)	21,755,000	15,412,708
Personal Products - 1.4%
Chattem, Inc. (a)(d)	263,161	16,965,990
TOTAL CONSUMER STAPLES		83,072,455
ENERGY - 2.6%
Energy Equipment & Services - 1.1%
Superior Energy Services, Inc. (a)	295,000	13,991,850
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - 1.5%
Encore Acquisition Co. (a)	160,000	$ 9,899,200
Mariner Energy, Inc. (a)	325,000	8,599,500
		18,498,700
TOTAL ENERGY		32,490,550
FINANCIALS - 32.7%
Capital Markets - 1.7%
TradeStation Group, Inc. (a)	1,992,291	21,476,897
Commercial Banks - 6.9%
Associated Banc-Corp. (d)	1,573,683	26,264,769
Banner Corp. (d)	128,475	1,224,367
Boston Private Financial Holdings, Inc. (d)	1,491,671	11,679,784
City National Corp.	655,000	32,180,150
Renasant Corp.	343,388	6,081,401
Sandy Spring Bancorp, Inc. (d)	544,942	9,051,487
		86,481,958
Diversified Financial Services - 2.0%
KKR Financial Holdings LLC	2,460,000	25,264,200
Insurance - 6.9%
Aspen Insurance Holdings Ltd.	1,300,200	33,012,078
IPC Holdings Ltd.	898,740	28,849,554
Max Capital Group Ltd.	1,090,000	25,582,300
		87,443,932
Real Estate Investment Trusts - 10.2%
CapitalSource, Inc. (d)	2,300,000	26,726,000
Chimera Investment Corp. (d)	1,529,063	11,758,494
Franklin Street Properties Corp.	1,464,411	17,968,323
Highwoods Properties, Inc. (SBI)	741,230	27,054,895
National Retail Properties, Inc.	1,200,000	25,368,000
U-Store-It Trust	1,628,262	18,969,252
		127,844,964
Thrifts & Mortgage Finance - 5.0%
Astoria Financial Corp.	1,219,521	27,280,685
Farmer Mac Class C (non-vtg.) (d)	230,945	6,618,884
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
People's United Financial, Inc.	755,000	$ 12,819,900
Washington Federal, Inc. (d)	879,800	16,364,280
		63,083,749
TOTAL FINANCIALS		411,595,700
HEALTH CARE - 5.3%
Health Care Providers & Services - 3.9%
AMERIGROUP Corp. (a)	316,839	8,047,711
Pediatrix Medical Group, Inc. (a)	614,200	29,880,830
PSS World Medical, Inc. (a)	688,000	11,530,880
		49,459,421
Pharmaceuticals - 1.4%
Perrigo Co. (d)	486,200	17,128,826
TOTAL HEALTH CARE		66,588,247
INDUSTRIALS - 12.0%
Building Products - 2.6%
NCI Building Systems, Inc. (a)(d)	502,014	18,805,444
Simpson Manufacturing Co. Ltd. (d)	575,000	13,805,750
		32,611,194
Commercial Services & Supplies - 7.5%
ACCO Brands Corp. (a)	1,249,573	10,708,841
HNI Corp. (d)	1,622,121	35,118,917
Knoll, Inc.	1,180,251	18,223,075
United Stationers, Inc. (a)	800,000	30,664,000
		94,714,833
Construction & Engineering - 1.7%
URS Corp. (a)	500,676	20,988,338
Machinery - 0.2%
Accuride Corp. (a)	1,034,000	2,843,500
Road & Rail - 0.0%
Quality Distribution, Inc. (a)	59,900	182,695
TOTAL INDUSTRIALS		151,340,560
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 11.8%
Communications Equipment - 0.7%
ViaSat, Inc. (a)	403,688	$ 9,296,935
Electronic Equipment & Instruments - 3.5%
Ingram Micro, Inc. Class A (a)	1,503,100	27,702,133
Ryoyo Electro Corp. (d)	872,700	9,132,249
SYNNEX Corp. (a)(d)	298,366	6,969,830
		43,804,212
Internet Software & Services - 3.3%
DealerTrack Holdings, Inc. (a)(d)	967,234	15,069,506
j2 Global Communications, Inc. (a)	563,149	13,498,682
LoopNet, Inc. (a)(d)	1,094,182	12,429,908
		40,998,096
IT Services - 1.1%
Telvent GIT SA	591,673	14,200,152
Semiconductors & Semiconductor Equipment - 3.2%
FormFactor, Inc. (a)	764,157	13,296,332
Skyworks Solutions, Inc. (a)	1,464,200	13,851,332
Zoran Corp. (a)	1,613,644	13,344,836
		40,492,500
TOTAL INFORMATION TECHNOLOGY		148,791,895
MATERIALS - 7.4%
Chemicals - 2.8%
Spartech Corp.	1,108,102	11,202,911
Valspar Corp.	1,110,000	24,053,700
		35,256,611
Containers & Packaging - 4.6%
Bemis Co., Inc.	550,000	15,488,000
Pactiv Corp. (a)(d)	870,000	20,975,700
Silgan Holdings, Inc.	399,017	21,076,078
		57,539,778
TOTAL MATERIALS		92,796,389
UTILITIES - 5.6%
Electric Utilities - 3.5%
Allete, Inc.	474,753	20,205,488
Westar Energy, Inc. (d)	1,100,000	24,288,000
		44,493,488
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Gas Utilities - 2.1%
Southwest Gas Corp.	910,989	$ 26,327,582
TOTAL UTILITIES		70,821,070
TOTAL COMMON STOCKS (Cost $1,319,880,857)		1,227,920,347
Nonconvertible Preferred Stocks - 0.5%

CONSUMER DISCRETIONARY - 0.5%
Household Durables - 0.5%
M/I Homes, Inc. Series A, 9.75%	382,500	5,928,750
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $6,778,025)		5,928,750
Money Market Funds - 18.2%

Fidelity Cash Central Fund, 2.35% (b)	22,064,532	22,064,532
Fidelity Securities Lending Cash Central Fund, 2.37% (b)(c)	206,551,232	206,551,232
TOTAL MONEY MARKET FUNDS (Cost $228,615,764)		228,615,764
TOTAL INVESTMENT PORTFOLIO - 116.2% (Cost $1,555,274,646)		1,462,464,861
NET OTHER ASSETS - (16.2)%		(203,673,814)
NET ASSETS - 100%		$ 1,258,791,047
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,929,213
Fidelity Securities Lending Cash Central Fund	1,218,551
Total	$ 3,147,764
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
The Pantry, Inc.	$ 15,712,840	$ 17,933,722	$ 12,017,520	$ -	$ 18,783,837
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.1%
Bermuda	6.9%
Japan	1.7%
Norway	1.2%
Spain	1.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2008
Assets
Investment in securities, at value (including securities loaned of $202,856,468) - See accompanying schedule: Unaffiliated issuers (cost $1,312,257,226)	$ 1,215,065,260
Fidelity Central Funds (cost $228,615,764)	228,615,764
Other affiliated issuers (cost $14,401,656)	18,783,837
Total Investments (cost $1,555,274,646)		$ 1,462,464,861
Receivable for investments sold		5,664,742
Receivable for fund shares sold		1,351,718
Dividends receivable		1,381,376
Distributions receivable from Fidelity Central Funds		259,985
Prepaid expenses		1,596
Other receivables		11,489
Total assets		1,471,135,767

Liabilities
Payable for investments purchased	$ 3,306,601
Payable for fund shares redeemed	1,349,433
Accrued management fee	714,775
Distribution fees payable	46,242
Other affiliated payables	313,009
Other payables and accrued expenses	63,428
Collateral on securities loaned, at value	206,551,232
Total liabilities		212,344,720

Net Assets		$ 1,258,791,047
Net Assets consist of:
Paid in capital		$ 1,338,391,884
Undistributed net investment income		1,269,467
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		11,939,467
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(92,809,771)
Net Assets		$ 1,258,791,047

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($52,445,599 ÷ 4,437,372 shares)	$ 11.82

Maximum offering price per share (100/94.25 of $11.82)	$ 12.54
Class T: Net Asset Value and redemption price per share ($32,091,430 ÷ 2,732,756 shares)	$ 11.74

Maximum offering price per share (100/96.50 of $11.74)	$ 12.17
Class B: Net Asset Value and offering price per share ($7,886,369 ÷ 679,691 shares) A	$ 11.60

Class C: Net Asset Value and offering price per share ($20,923,939 ÷ 1,803,181 shares) A	$ 11.60

Small Cap Value: Net Asset Value, offering price and redemption price per share ($1,136,859,985 ÷ 95,489,353 shares)	$ 11.91

Institutional Class: Net Asset Value, offering price and redemption price per share ($8,583,725 ÷ 720,601 shares)	$ 11.91

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2008
Investment Income
Dividends		$ 14,496,636
Interest		28,789
Income from Fidelity Central Funds (including $1,218,551 from security lending)		3,147,764
Total income		17,673,189

Expenses
Management fee Basic fee	$ 9,233,898
Performance adjustment	1,555,458
Transfer agent fees	3,428,688
Distribution fees	728,002
Accounting and security lending fees	434,313
Custodian fees and expenses	46,444
Independent trustees' compensation	5,581
Registration fees	88,102
Audit	58,174
Legal	6,008
Miscellaneous	87,836
Total expenses before reductions	15,672,504
Expense reductions	(118,215)	15,554,289
Net investment income (loss)		2,118,900
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	37,518,952
Other affiliated issuers	(13,526,494)
Foreign currency transactions	62,571
Futures contracts	2,569,906
Total net realized gain (loss)		26,624,935
Change in net unrealized appreciation (depreciation) on: Investment securities	(226,824,068)
Assets and liabilities in foreign currencies	14
Total change in net unrealized appreciation (depreciation)		(226,824,054)
Net gain (loss)		(200,199,119)
Net increase (decrease) in net assets resulting from operations		$ (198,080,219)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2008	Year ended July 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,118,900	$ (2,821,365)
Net realized gain (loss)	26,624,935	58,301,578
Change in net unrealized appreciation (depreciation)	(226,824,054)	108,216,572
Net increase (decrease) in net assets resulting from operations	(198,080,219)	163,696,785
Distributions to shareholders from net realized gain	(53,456,977)	(55,419,267)
Share transactions - net increase (decrease)	105,675,336	206,517,786
Redemption fees	144,871	174,668
Total increase (decrease) in net assets	(145,716,989)	314,969,972

Net Assets
Beginning of period	1,404,508,036	1,089,538,064
End of period (including undistributed net investment income of $1,269,467 and $0, respectively)	$ 1,258,791,047	$ 1,404,508,036

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 14.34	$ 13.17	$ 12.80	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	(.06)	(.03)	(.04)
Net realized and unrealized gain (loss)	(1.98)	1.90	.74	2.84
Total from investment operations	(1.99)	1.84	.71	2.80
Distributions from net investment income	-	-	-	(.01)
Distributions from net realized gain	(.53)	(.67)	(.35)	-
Total distributions	(.53)	(.67)	(.35)	(.01)
Redemption fees added to paid in capital E	- J	- J	.01	.01
Net asset value, end of period	$ 11.82	$ 14.34	$ 13.17	$ 12.80
Total Return B, C, D	(14.35)%	14.59%	5.72%	28.06%
Ratios to Average Net Assets F, I
Expenses before reductions	1.43%	1.45%	1.51%	1.46% A
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.44% A
Expenses net of all reductions	1.40%	1.40%	1.36%	1.38% A
Net investment income (loss)	(.05)%	(.44)%	(.24)%	(.46)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 52,446	$ 61,357	$ 39,931	$ 9,390
Portfolio turnover rate G	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 14.28	$ 13.13	$ 12.78	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.04)	(.10)	(.07)	(.06)
Net realized and unrealized gain (loss)	(1.97)	1.90	.74	2.83
Total from investment operations	(2.01)	1.80	.67	2.77
Distributions from net realized gain	(.53)	(.65)	(.33)	-
Redemption fees added to paid in capital E	- J	- J	.01	.01
Net asset value, end of period	$ 11.74	$ 14.28	$ 13.13	$ 12.78
Total Return B, C, D	(14.58)%	14.34%	5.47%	27.80%
Ratios to Average Net Assets F, I
Expenses before reductions	1.68%	1.66%	1.67%	1.72% A
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.68% A
Expenses net of all reductions	1.65%	1.65%	1.61%	1.62% A
Net investment income (loss)	(.30)%	(.69)%	(.49)%	(.70)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,091	$ 51,518	$ 45,460	$ 12,725
Portfolio turnover rate G	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 14.19	$ 13.07	$ 12.73	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.10)	(.17)	(.13)	(.10)
Net realized and unrealized gain (loss)	(1.96)	1.90	.74	2.82
Total from investment operations	(2.06)	1.73	.61	2.72
Distributions from net realized gain	(.53)	(.61)	(.28)	-
Redemption fees added to paid in capital E	- J	- J	.01	.01
Net asset value, end of period	$ 11.60	$ 14.19	$ 13.07	$ 12.73
Total Return B, C, D	(15.04)%	13.78%	4.97%	27.30%
Ratios to Average Net Assets F, I
Expenses before reductions	2.18%	2.20%	2.26%	2.24% A
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.19% A
Expenses net of all reductions	2.15%	2.15%	2.11%	2.13% A
Net investment income (loss)	(.80)%	(1.19)%	(.99)%	(1.21)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,886	$ 12,075	$ 10,214	$ 3,931
Portfolio turnover rate G	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 14.19	$ 13.07	$ 12.74	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.10)	(.17)	(.13)	(.10)
Net realized and unrealized gain (loss)	(1.96)	1.90	.74	2.83
Total from investment operations	(2.06)	1.73	.61	2.73
Distributions from net realized gain	(.53)	(.61)	(.29)	-
Redemption fees added to paid in capital E	- J	- J	.01	.01
Net asset value, end of period	$ 11.60	$ 14.19	$ 13.07	$ 12.74
Total Return B, C, D	(15.04)%	13.77%	4.92%	27.40%
Ratios to Average Net Assets F, I
Expenses before reductions	2.18%	2.20%	2.22%	2.17% A
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.17% A
Expenses net of all reductions	2.15%	2.15%	2.11%	2.11% A
Net investment income (loss)	(.80)%	(1.19)%	(.99)%	(1.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,924	$ 34,155	$ 26,791	$ 11,732
Portfolio turnover rate G	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Value

Years ended July 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 14.43	$ 13.22	$ 12.83	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.03	(.02)	.01	(.01)
Net realized and unrealized gain (loss)	(1.99)	1.91	.74	2.84
Total from investment operations	(1.96)	1.89	.75	2.83
Distributions from net investment income	-	-	(.01)	(.01)
Distributions from net realized gain	(.56)	(.68)	(.36)	-
Total distributions	(.56)	(.68)	(.37)	(.01)
Redemption fees added to paid in capital D	- I	- I	.01	.01
Net asset value, end of period	$ 11.91	$ 14.43	$ 13.22	$ 12.83
Total Return B, C	(14.10)%	14.96%	6.07%	28.36%
Ratios to Average Net Assets E, H
Expenses before reductions	1.14%	1.11%	1.09%	1.05% A
Expenses net of fee waivers, if any	1.14%	1.11%	1.09%	1.05% A
Expenses net of all reductions	1.13%	1.11%	1.06%	.99% A
Net investment income (loss)	.22%	(.15)%	.06%	(.08)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,136,860	$ 1,233,808	$ 957,720	$ 582,689
Portfolio turnover rate F	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 3, 2004 (commencement of operations) to July 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 14.43	$ 13.22	$ 12.83	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.03	(.02)	.01	(.01)
Net realized and unrealized gain (loss)	(1.99)	1.91	.74	2.84
Total from investment operations	(1.96)	1.89	.75	2.83
Distributions from net investment income	-	-	(.01)	(.01)
Distributions from net realized gain	(.56)	(.68)	(.36)	-
Total distributions	(.56)	(.68)	(.37)	(.01)
Redemption fees added to paid in capital D	- I	- I	.01	.01
Net asset value, end of period	$ 11.91	$ 14.43	$ 13.22	$ 12.83
Total Return B, C	(14.10)%	14.99%	6.08%	28.36%
Ratios to Average Net Assets E, H
Expenses before reductions	1.13%	1.10%	1.08%	1.07% A
Expenses net of fee waivers, if any	1.13%	1.10%	1.08%	1.07% A
Expenses net of all reductions	1.13%	1.10%	1.05%	1.01% A
Net investment income (loss)	.22%	(.13)%	.08%	(.10)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,584	$ 11,594	$ 9,422	$ 3,761
Portfolio turnover rate F	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 3, 2004 (commencement of operations) to July 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2008

1. Organization.

Fidelity Small Cap Value Fund (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Small Cap Value, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 60,995,126
Unrealized depreciation	(156,636,018)
Net unrealized appreciation (depreciation)	(95,640,892)
Undistributed ordinary income	993,181
Undistributed long-term capital gain	11,553,572

Cost for federal income tax purposes	$ 1,558,105,753

The tax character of distributions paid was as follows:

	July 31, 2008	July 31, 2007
Ordinary Income	$ 2,392,014	$ 15,936,394
Long-term Capital Gains	51,064,963	39,482,873
Total	$ 53,456,977	$ 55,419,267

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

financial performance. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms.

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $1,960,180,295 and $1,899,076,674, respectively.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Small Cap Value, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .83% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 145,377	$ 16,596
Class T	.25%	.25%	200,976	-
Class B	.75%	.25%	100,604	75,549
Class C	.75%	.25%	281,045	58,239
			$ 728,002	$ 150,384

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 48,477
Class T	9,117
Class B*	20,133
Class C*	2,688
$ 80,415

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for Small Cap Value shares. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 175,851.30
Class T	121,857.30
Class B	30,655.30
Class C	85,123.30
Small Cap Value	2,988,753.26
Institutional Class	26,449.25
	$ 3,428,688

Accounting and Security Lending Fees. FSC, an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $70,936 for the period.

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $3,170 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.40%	$ 18,972
Class T	1.65%	13,639
Class B	2.15%	3,588
Class C	2.15%	9,599
		$ 45,798

Annual Report

9. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $12,006 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 591
Small Cap Value	59,561
Institutional Class	259
$ 60,411

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2008	2007
From net realized gain
Class A	$ 2,334,219	$ 2,137,128
Class T	1,800,459	2,317,701
Class B	442,697	493,632
Class C	1,258,270	1,276,323
Small Cap Value	47,176,109	48,691,674
Institutional Class	445,223	502,809
Total	$ 53,456,977	$ 55,419,267

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2008	2007	2008	2007
Class A
Shares sold	1,801,333	2,083,427	$ 23,728,165	$ 29,477,855
Reinvestment of distributions	158,451	153,067	2,181,126	1,967,811
Shares redeemed	(1,800,932)	(990,255)	(23,386,603)	(13,986,913)
Net increase (decrease)	158,852	1,246,239	$ 2,522,688	$ 17,458,753
Class T
Shares sold	618,951	1,416,878	$ 8,024,654	$ 19,764,686
Reinvestment of distributions	127,052	158,416	1,740,319	2,031,495
Shares redeemed	(1,620,468)	(1,429,554)	(21,259,209)	(20,059,646)
Net increase (decrease)	(874,465)	145,740	$ (11,494,236)	$ 1,736,535
Class B
Shares sold	128,063	297,938	$ 1,643,352	$ 4,153,087
Reinvestment of distributions	29,083	34,686	395,378	444,445
Shares redeemed	(328,632)	(263,033)	(4,160,797)	(3,714,165)
Net increase (decrease)	(171,486)	69,591	$ (2,122,067)	$ 883,367
Class C
Shares sold	565,275	834,910	$ 7,245,287	$ 11,698,988
Reinvestment of distributions	82,093	84,926	1,115,865	1,089,287
Shares redeemed	(1,251,391)	(562,438)	(15,942,770)	(7,834,552)
Net increase (decrease)	(604,023)	357,398	$ (7,581,618)	$ 4,953,723
Small Cap Value
Shares sold	33,217,718	42,235,359	$ 432,952,106	$ 595,504,607
Reinvestment of distributions	3,344,768	3,617,365	46,241,130	46,609,140
Shares redeemed	(26,584,070)	(32,779,622)	(353,880,106)	(461,808,869)
Net increase (decrease)	9,978,416	13,073,102	$ 125,313,130	$ 180,304,878
Institutional Class
Shares sold	353,080	309,983	$ 4,711,093	$ 4,413,286
Reinvestment of distributions	21,635	23,286	299,115	300,279
Shares redeemed	(457,781)	(242,217)	(5,972,769)	(3,533,035)
Net increase (decrease)	(83,066)	91,052	$ (962,561)	$ 1,180,530

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Value Fund (a fund of Fidelity Securities Fund) at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 22, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 218 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 377 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (63)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kenneth B. Robins (38)

Year of Election or Appointment: 2008

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of the fund. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds, President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Thomas C. Hense (44)

Year of Election or Appointment: 2008

Vice President of the fund. Mr. Hense also serves as Vice President of Fidelity's High Income and Small Cap Funds (2008-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the fund. Mr. Goebel also serves as Secretary and CLO of other Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-
present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of the fund. Mr. McGinty also serves as Assistant Secretary of Fidelity's other Equity and High Income Funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) officer of the fund. Ms. Laurent also serves as AML officer of other Fidelity funds (2008-present) and is an employee of FMR LLC. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (49)

Year of Election or Appointment: 2008

Chief Financial Officer of the fund. Ms. Reynolds also serves as Chief Financial Officer of other Fidelity funds (2008-present). Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of Fidelity's Equity and High Income Funds (2004-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (40)

Year of Election or Appointment: 2008

Deputy Treasurer of the fund. Mr. Deberghes also serves as Deputy Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Small Cap Value Fund voted to pay on September 15, 2008, to shareholders of record at the opening of business on September 12, 2008, a distribution of $0.11 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2008 $30,077,945, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	30,242,569,269.49	94.915
Withheld	1,620,182,942.38	5.085
TOTAL	31,862,752,211.87	100.000
Dennis J. Dirks
Affirmative	30,356,248,026.80	95.272
Withheld	1,506,504,185.07	4.728
TOTAL	31,862,752,211.87	100.000
Edward C. Johnson 3d
Affirmative	30,163,300,902.81	94.666
Withheld	1,699,451,309.06	5.334
TOTAL	31,862,752,211.87	100.000
Alan J. Lacy
Affirmative	30,334,439,999.59	95.203
Withheld	1,528,312,212.28	4.797
TOTAL	31,862,752,211.87	100.000
Ned C. Lautenbach
Affirmative	30,317,381,535.59	95.150
Withheld	1,545,370,676.28	4.850
TOTAL	31,862,752,211.87	100.000
Joseph Mauriello
Affirmative	30,340,553,696.88	95.223
Withheld	1,522,198,514.99	4.777
TOTAL	31,862,752,211.87	100.000
Cornelia M. Small
Affirmative	30,337,552,071.15	95.213
Withheld	1,525,200,140.72	4.787
TOTAL	31,862,752,211.87	100.000
William S. Stavropoulos
Affirmative	30,240,356,579.51	94.908
Withheld	1,622,395,632.36	5.092
TOTAL	31,862,752,211.87	100.000
	# of Votes	% of Votes
David M. Thomas
Affirmative	30,352,029,125.67	95.259
Withheld	1,510,723,086.20	4.741
TOTAL	31,862,752,211.87	100.000
Michael E. Wiley
Affirmative	30,333,540,290.12	95.201
Withheld	1,529,211,921.75	4.799
TOTAL	31,862,752,211.87	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	23,747,670,372.95	74.531
Against	5,357,217,831.03	16.814
Abstain	1,587,233,084.08	4.981
Broker Non-Votes	1,170,630,923.81	3.674
TOTAL	31,862,752,211.87	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Value Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2007, the cumulative total returns of Fidelity Small Cap Value (retail class) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Fidelity Small Cap Value (retail class) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Value Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity Small Cap Value (retail class) of the fund was in the first quartile for all the periods shown. The Board also stated that the investment performance of Fidelity Small Cap Value (retail class) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Institutional Class, and Fidelity Small Cap Value (retail class) ranked below its competitive median for 2007, the total expenses of Class B ranked equal to its competitive median for 2007, and the total expenses of each of Class T and Class C ranked above its competitive median for 2007. The Board considered that the total expenses of Class C were above the median because of its higher transfer agent fee due to small average account size. The Board considered that total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

ASCVI-UANN-0908
1.803743.103

Item 2. Code of Ethics

As of the end of the period, July 31, 2008, Fidelity Securities Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended July 31, 2008 and July 31, 2007, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity Small Cap Growth Fund and Fidelity Small Cap Value Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2008A	2007A
Fidelity Blue Chip Value Fund	$48,000	$46,000
Fidelity Dividend Growth Fund	$77,000	$98,000
Fidelity Growth & Income Portfolio	$111,000	$150,000
Fidelity International Real Estate Fund	$56,000	$55,000
Fidelity Leveraged Company Stock Fund	$57,000	$59,000
Fidelity Small Cap Growth Fund	$49,000	$46,000
Fidelity Small Cap Value Fund	$49,000	$47,000
All funds in the Fidelity Group of Funds audited by PwC	$14,000,000	$13,800,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended July 31, 2008 and July 31, 2007, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Blue Chip Growth Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund and Fidelity Small Cap Opportunities Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2008A	2007A,B
Fidelity Blue Chip Growth Fund	$58,000	$73,000
Fidelity OTC Portfolio	$47,000	$54,000
Fidelity Real Estate Income Fund	$93,000	$94,000
Fidelity Small Cap Opportunities Fund	$45,000	$42,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$6,800,000	$7,100,000
A	Aggregate amounts may reflect rounding.
B	Fidelity Small Cap Opportunities Fund commenced operations on March 22, 2007 .

(b) Audit-Related Fees.

In each of the fiscal years ended July 31, 2008 and July 31, 2007, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2008A	2007 A
Fidelity Blue Chip Value Fund	$0	$0
Fidelity Dividend Growth Fund	$0	$0
Fidelity Growth & Income Portfolio	$0	$0
Fidelity International Real Estate Fund	$0	$0
Fidelity Leveraged Company Stock Fund	$0	$0
Fidelity Small Cap Growth Fund	$0	$0
Fidelity Small Cap Value Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2008 and July 31, 2007, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2008A	2007 A,B
Fidelity Blue Chip Growth Fund	$0	$0
Fidelity OTC Portfolio	$0	$0
Fidelity Real Estate Income Fund	$0	$0
Fidelity Small Cap Opportunities Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B	Fidelity Small Cap Opportunities Fund commenced operations on March 22, 2007.

In each of the fiscal years ended July 31, 2008 and July 31, 2007, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2008 A	2007A
PwC	$1,010,000	$0
Deloitte Entities	$410,000	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended July 31, 2008 and July 31, 2007, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2008A	2007A
Fidelity Blue Chip Value Fund	$3,800	$2,900
Fidelity Dividend Growth Fund	$4,500	$2,900
Fidelity Growth & Income Portfolio	$12,700	$4,800
Fidelity International Real Estate Fund	$15,200	$2,900
Fidelity Leveraged Company Stock Fund	$3,400	$2,900
Fidelity Small Cap Growth Fund	$3,200	$2,900
Fidelity Small Cap Value Fund	$3,200	$2,900
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2008 and July 31, 2007, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2008A	2007A,B
Fidelity Blue Chip Growth Fund	$4,500	$4,200
Fidelity OTC Portfolio	$5,600	$5,200
Fidelity Real Estate Income Fund	$5,600	$5,200
Fidelity Small Cap Opportunities Fund	$4,500	$4,200
A	Aggregate amounts may reflect rounding.
B	Fidelity Small Cap Opportunities Fund commenced operations on March 22, 2007.

In each of the fiscal years ended July 31, 2008 and July 31, 2007, the aggregate Tax Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2008A	2007A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended July 31, 2008 and July 31, 2007, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2008	2007A
Fidelity Blue Chip Value Fund	$1,500	$1,400
Fidelity Dividend Growth Fund	$9,100	$11,800
Fidelity Growth & Income Portfolio	$12,300	$19,900
Fidelity International Real Estate Fund	$1,600	$1,800
Fidelity Leveraged Company Stock Fund	$5,800	$4,600
Fidelity Small Cap Growth Fund	$2,000	$1,600
Fidelity Small Cap Value Fund	$1,900	$2,000
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2008 and July 31, 2007, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2008A	2007A,B
Fidelity Blue Chip Growth Fund	$0	$0
Fidelity OTC Portfolio	$0	$0
Fidelity Real Estate Income Fund	$0	$0
Fidelity Small Cap Opportunities Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B	Fidelity Small Cap Opportunities Fund commenced operations on March 22, 2007.

In each of the fiscal years ended July 31, 2008 and July 31, 2007, the aggregate Other Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2008A	2007A
PwC	$235,000	$225,000
Deloitte Entities	$0	$0B
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2008 and July 31, 2007 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2008 and July 31, 2007 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2008 and July 31, 2007 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2008 and July 31, 2007 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2008 and July 31, 2007 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2008 and July 31, 2007 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not applicable.

(g) For the fiscal years ended July 31, 2008 and July 31, 2007, the aggregate fees billed by PwC of $2,300,000A and $1,390,000A for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2008A	2007A
Covered Services	$1,325,000	$290,000
Non-Covered Services	$975,000	$1,100,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended July 31, 2008 and July 31, 2007, the aggregate fees billed by Deloitte Entities of $1,090,000A and $575,000A for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2008A	2007A,B
Covered Services	$430,000	$20,000
Non-Covered Services	$660,000	$555,000
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding their independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Securities Fund

By:	/s/ Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	September 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	September 29, 2008
By:	/s/Jeffrey Christian
Jeffrey Christian
Chief Financial Officer

Date:	September 29, 2008